Our Message to You

October 31, 2001

Dear Member:

Enclosed is the Lutheran Brotherhood Family of Funds Annual Report for the 12 months ended October 31, 2001.

In my 40 years in the banking and investment business, there was never a year more tumultuous than 2001. It began with the remnants of a bitterly contested presidential election, early warnings of a flagging economy, and fading consumer confidence. As the year wore on, the markets tumbled, a long-feared recession began to take shape, and the Federal Reserve continued one of the most aggressive interest rate-cutting campaigns in its history. Then the life-altering events of September 11th, the fears of anthrax, and the new war on terrorism tested the mettle of the American people and their economy.

[PHOTO OMITTED: ROLF F. BJELLAND]

Both have been bruised, but both have shown their incredible resilience.

Since the terrible attacks of September 11th and all of the trauma that has followed, we have seen and heard dozens of investment experts in print, television and radio compare these events to past events in U.S. history -- most notably the 1941 attack on Pearl Harbor. A recent study by Crandall, Pierce & Company counted no less than 106 events that have traumatized the investment markets since 1896. Events as varied as wars, assassinations, bank and business failures, political scandals, foreign government collapses, nuclear accidents, and emergency wage and price controls. In fact, most of these events have little in common with each other with the exception of one thing -- the American people and their economy have survived them all and continued to thrive.

Our world is always in a state of change. But the events of 2001 have prepared a particularly fertile ground for worldwide change in the years ahead. The democracies of the world are more unified than ever in their resolve against terrorism and their promotion of free markets. In the United States, a tax cut, aggressive Federal Reserve interest rate cuts and gradually increasing consumer confidence are adding some long-awaited strength to the economy and the markets.

In the "Economic and Market Overview" that follows, Randy Boushek, Lutheran Brotherhood Senior Vice President and Chief Investment Officer, has prepared a summary of the forces influencing the performance of your investments during the 12-month period. Following the Overview, each portfolio manager of the Lutheran Brotherhood Family of Funds reviews his or her portfolio, describing its performance, market conditions and management strategies during the 12 months ended October 31, 2001.

Change is also on our doorstep. With the pending merger of Lutheran Brotherhood and Aid Association for Lutherans of Appleton, Wisconsin, we see two well-respected Fortune 500 firms combine their resources to serve and strengthen the Lutheran community. Watch your mail for more information as we embark on this new endeavor. It promises to be an exciting journey that will change forever what it means to be a leading fraternal benefit society.

Thank you for turning to us for your financial solutions.

Sincerely,

/S/ ROLF F. BJELLAND

Rolf F. Bjelland
Chairman
The Lutheran Brotherhood
Family of Funds




Economic and Market Overview                         October 31, 2001

[PHOTO OMITTED: RANDALL L. BOUSHEK]

Randall L. Boushek
Senior Vice President and Chief Investment Officer

A rapid descent in short-term interest rates and recession-like economic conditions provided news headlines for investment performance during the twelve-month period ended October 31, 2001. Continued malaise from the technology bubble burst of 2000 joined forces with a severe corporate profits recession to plague growth stock and high-yield bond investors throughout the year. Meanwhile, high-grade investment bonds benefited greatly from the frequent and extensive interest rate cuts orchestrated by the Federal Reserve, as well as by rattled equity investors seeking safer asset classes in a very weak economy.

U.S. Economy

The longest period of expansion in the U.S. economy's history officially ground to a halt after the first quarter of 2001 as data indicating an economic contraction was released. A slowing annualized gross domestic product (GDP) number turned negative according to initial estimates over the third quarter of 2001. The U.S. GDP growth rate hit a ten-year peak of 8.3% of the final quarter of 1999, only to drop down to 1.9% just one year later. Consumer spending and the national jobless rate, both of which had held steady for the majority of 2001, finally joined the manufacturing and technology sectors' woes over the final several months of the reporting period.

Consumers, rattled by negative investment returns, daily layoff notices, and the events of September 11th, tightened their purse strings this past Fall. The labor market saw a noticeable jump in the jobless rate, from 4.0% in November 2000, to 5.7% in November 2001. Layoffs sprang from a wide variety of economic sectors -- from a manufacturing sector that first felt the downturn, to slumping technology firms reeling from decreased product demand and high inventories. Retailers were particularly hard hit by the slowdown in consumer spending.

Inflation & Monetary Policy

The Federal Reserve's ongoing cuts to the targeted federal funds rate, which is a barometer for all market interest rates, took center stage throughout the one-year period. In early January 2001, the federal funds rate stood at 6%. By the end of October, this key number rested at 2.5%, indicative of an extraordinary easing cycle in terms of both brevity and magnitude. Despite the Federal Reserve Board's aggressive action to prod the stalled U.S. economy, investors were growing impatient with what they perceived to be a lack of results. One must be reminded that monetary policy is not an exact science and does not function like a time-release medicine, suddenly snapping the economy to growth six or nine months after interest rate cuts commence. Businesses have not yet benefited from the lower interest rates due to large built-up inventories and burdensome debt levels. As corporations adjust and begin rebuilding inventories and stocks of capital goods, the easier business conditions nurtured by the Federal Reserve will have an increasingly larger impact. Consumers already reaped an advantage from the interest rate cuts, as evidenced by the recent mortgage refinancing boom. This allowed consumers to increase spending or repair their personal balance sheets by paying down debt.

Inflation was subdued throughout the period with the exception of a modest rise over the first half of the period related to higher energy costs.

Equity Performance

It has been a disquieting period for equity investors. The market excesses of the late 1990's are still in the process of unwinding and the specter of an economic recession is looming. The equity markets underwent a trying one-year period, testing investors' mettle with prodigious levels of volatility and negative returns across nearly every equity-related asset class. Growth stocks, still reeling from the speculative excess of previous years, bore the brunt of the decline as the NASDAQ Composite Index endured nearly a 50% drop for the year. Small-company stocks exhibited the smallest decline as demonstrated by the Russell 2000 Index, which is a proxy for small-capitalization stocks, giving up 12.5%. Medium-company stocks, after a sparkling performance in 2000, were victimized by higher valuations and finished the fiscal year down about 12%, as measured by the S&P Midcap 400 Index. In spite of this spate of gloomy returns, the final five weeks of the reporting period were marked by a sharp jump in the broad stock markets with technology issues leading the charge.

Fixed-Income Performance

Investment-grade bonds recorded strong returns throughout the period, bolstered by a precipitous drop in interest rates and considerable demand for high-quality corporate issues. The fragile state of the U.S. economy, and jittery equity investors seeking refuge from volatility, combined with a steepened yield curve to push shorter maturity bonds higher. Only at the very end of the period did high-grade prices abate as evidence grew that the economy was at a bottom and further substantial interest rate cuts were less likely.

While bonds of high credit quality generally performed extremely well, the lower credit quality high-yield, or "junk" bonds, struggled in an environment rife with decreased corporate profitability and tightened bank lending standards. High-yield bonds came under heavy selling pressure with only short periods of increased market liquidity and investor interest. Telecommunications issuers, a major component of the high-yield bond market, continued to stagger from heavy debt loads and an absence of product and service demand. Some encouraging signs were evident during the period leading up to September 11th, indicating a possible recovery for high-yield bonds. The attacks of that fateful day, and the resulting confusion and uncertainty, sent investors scurrying from all but the safest asset classes, drubbing high-yield bond prices in the process.

Outlook

Although the September 11th terrorist attacks on the U.S. probably pushed an already weakened economy into recession, the Federal Reserve's aggressive interest rate cutting campaign, coupled with a recent tax cut and a potentially significant economic stimulus package, should position the economy and stock market for improved performance in 2002. In the near term, we will look for signs of improvement in corporate earnings and evidence that monetary and fiscal stimulus measures are gaining traction.

Growth stock investors, after enduring a difficult period, should take heart and see increased promise in the much lower and reasonable stock valuations found in many economic sectors. The combination of reduced inventories and low market interest rates, combined with less lofty equity prices, could bode well for future gains. Investors in value stocks, investment-grade bonds and the money market, given the continued defensive nature of the markets, should continue to benefit in the shorter term. High-yield bonds are still in the process of emerging from a very difficult period, but lower interest rates and better corporate profitability, along with consolidation in the telecommunications industry, should free this asset class for better performance ahead.

We remain steadfast in our belief that investors who remain calm, disciplined, and diversified, maintaining a long-term investment strategy will weather market storms similar to the market environment we have endured over the past year. When the clouds of troubling news clear and brighter market skies abound, these investors will be in excellent position to harvest gains as well.



LB Opportunity Growth Fund

[PHOTO OMITTED: BRIAN L. THORKELSON]

Brian L. Thorkelson, an assistant vice president of Lutheran
Brotherhood, is portfolio manager of the LB Opportunity Growth Fund and the LB Mid Cap Growth Fund. He joined Lutheran Brotherhood in 1987, working for five years as a bond trader and another five years as an equity analyst for several Lutheran Brotherhood portfolios.

Small company stocks were caught in a downdraft throughout much of the twelve-month period ended October 31, 2001, victimized by a very weak economy and a continued equity sell-off. A combination of poor performance in technology holdings and a lack of exposure to a handful of high-flying "micro-cap" stocks hindered the performance of the Lutheran Brotherhood Opportunity Growth Fund, which reported a -34.40% total return for the year ended October 31, 2001 (based on Class A share
NAV). The Fund's Lipper, Inc., peer group of small-capitalization stocks turned in an average of -29.93% for the period, while the Fund's market benchmark, the Russell 2000 Index, which has components of both growth and value small-company stocks, returned -12.57%.

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Common Stocks                              97.5%
Short-Term Securities                       2.5%

The Fund's portfolio composition and top holdings represent all share classes.

Continued Technology Tumble

Technology company stocks continued to suffer as they fell ever farther from valuation highs in early 2000. Plagued by a lack of demand, bloated inventories, and missed earnings projections, technology shares slumped to new lows throughout the period before staging an encouraging rally during the month of October, 2001. The Fund's periodic overweighted position in technology hurt its performance during spurts of recovery in other sectors throughout the reporting period, before aiding total return in the final month as growth stocks, and especially technology issues, exploded in price in anticipation of an economic recovery.

[GRAPHIC OMITTED: TOP 10 HOLDINGS % OF PORTFOLIO]

Top 10 Holdings                                         % of Portfolio
----------------------------------------------------------------------
Cytyc Corp.                                                       0.9%
THQ, Inc.                                                         0.7%
Activision, Inc.                                                  0.7%
Medicis Pharmaceutical Corp., Class A                             0.7%
Cabot Microelectronics Corp.                                      0.6%
Copart, Inc.                                                      0.6%
Semtech Corp.                                                     0.6%
Whole Foods Market, Inc.                                          0.6%
Waste Connections, Inc.                                           0.6%
Manhattan Associates, Inc.                                        0.6%

These holdings represent 6.6% of the total investment portfolio.

Value Outperforms Growth

Investors, dismayed over growth-oriented technology company woes, increasingly turned to offerings with a decidedly more "value" flavor. Value stocks typically are more concentrated in sectors such as financials, health care, energy and utilities and usually have lower price-to-earnings and price-to-book ratios than growth companies. Many of these stocks were trampled in the growth stampede of the late 1990's, only to reemerge as attractive investments when growth stocks began to stumble in 2000 and 2001. This flight toward more value-oriented equities was often at the expense of growth stocks as many software, hardware, and telecommunications stocks were heavily sold off. Since the Fund is steeped in growth equities, its performance suffered, along with many growth funds, in response to this paradigm shift. In defense of growth investing, it should be pointed out that history has shown that growth stocks outperform value stocks two out of every three years, on average.

Micro-Cap Exposure

Neophyte firms with market capitalizations under $250 million are often referred to as "micro-cap" companies. These very small companies can be extremely illiquid for trading purposes, volatile in share price, and prone to dramatic swings in investor sentiment. Despite these traits, micro-cap stocks had several strong performance stints during the reporting period, with particularly solid gains in the first quarter of 2001. The Fund missed out on much of this performance due to its relatively large asset size, which makes micro-cap company investing very difficult due to these securities' limited trading. In the future, we will continue to seek out some micro-cap holdings with larger trading volumes that could lift the portfolio return without adding too much volatility.

[GRAPHIC OMITTED: TOP 10 INDUSTRIES]

TOP 10 INDUSTRIES
Electronics                                   8.6%
Computers -- Software & Services              8.4%
Retail                                        7.1%
Services -- Cyclical                          5.7%
Oil & Gas                                     5.5%
Biotechnology                                 5.1%
Health Care -- Medical Products & Supplies    4.4%
Health Care Services                          3.5%
Health Care Management                        3.2%
Equipment -- Semiconductors                   3.1%


These holdings represent 54.6% of the Fund's total investment portfolio.


LB Opportunity Growth Fund
seeks long-term growth of capital by investing primarily in common stocks of small companies.

[GRAPHIC OMITTED: FUND FACTS]

Fund Facts
Inception Date:                                     1/8/93
Shareholder  Accounts:                              56,714
Total Net Assets
(in millions):                                      $176.6


Outlook

We believe significant economic improvement is not far beyond the horizon. Small-company stocks tend to suffer in bear markets as investors move to what they perceive to be safer equity havens -- larger-company and more value-oriented stocks. As the U.S. economy shakes off its doldrums and investors anticipate a recovery, small-company growth stocks should be poised for a strong run. In the past, small-company stocks typically have responded earlier when the economy is coming out of a recession than their larger-company counterparts.

In the meantime, we will look for bargains in the much battered technology sector which could add value as the economy improves. We are also lessening our exposure to certain health care service stocks, as they have recently benefited from a sustained run and are looking increasingly expensive. In addition, we believe some retail companies are poised for success when consumers, instilled with confidence in an improving economy, begin to spend again. We are taking an underweight position in financials since short-term interest rates are beginning to bottom. Traditionally, higher or escalating interest rates have not been a good harbinger for banks and other financial institutions.

As the economy turns the corner and corporate earnings once again begin to grow, disciplined small-company investors who adhere to a long-term investment strategy stand to benefit. Although the past 18-months have provided little haven for small-company growth equity investors, we are confident that your patience will be rewarded.


[GRAPHIC WORM CHART OMITTED:]

Performance Through October 31, 2001

Growth of a $10,000 Investment
Class A shares (since 1/31/93)

                                  Russell    Lipper Median
   Month End    LB Opportunity      2000       Small-Cap      Consumer
     Date        Growth Fund       Index      Growth Funds   Price Index
-------------------------------------------------------------------------
   1/31/93         10,000         10,000         10,000         10,000
   2/28/93          9,156          9,769          9,608         10,035
   3/31/93          9,512         10,086          9,934         10,070
   4/30/93          9,267          9,809          9,619         10,098
   5/31/93          9,967         10,243         10,127         10,112
   6/30/93         10,122         10,307         10,206         10,126
   7/31/93         10,055         10,449         10,263         10,126
   8/31/93         10,755         10,900         10,737         10,154
   9/30/93         11,443         11,208         11,076         10,175
  10/31/93         11,831         11,497         11,232         10,217
  11/30/93         11,387         11,122         10,886         10,224
  12/31/93         11,687         11,503         11,348         10,224
   1/31/94         11,964         11,863         11,650         10,252
   2/28/94         11,842         11,820         11,643         10,288
   3/31/94         11,043         11,197         11,014         10,323
   4/30/94         11,121         11,263         11,016         10,337
   5/31/94         10,699         11,137         10,778         10,344
   6/30/94         10,078         10,762         10,388         10,379
   7/31/94         10,433         10,938         10,451         10,407
   8/31/94         11,343         11,547         11,048         10,449
   9/30/94         11,509         11,508         11,285         10,477
  10/31/94         11,942         11,462         11,275         10,484
  11/30/94         11,698         10,999         10,848         10,498
  12/31/94         11,998         11,295         11,265         10,498
   1/31/95         11,476         11,153         11,229         10,540
   2/28/95         12,087         11,617         11,539         10,582
   3/31/95         12,531         11,816         11,892         10,617
   4/30/95         12,619         12,079         12,050         10,652
   5/31/95         12,963         12,286         12,232         10,673
   6/30/95         14,140         12,924         12,880         10,694
   7/31/95         15,716         13,669         13,823         10,694
   8/31/95         15,971         13,962         14,062         10,722
   9/30/95         16,315         14,212         14,375         10,743
  10/31/95         15,350         13,577         13,864         10,778
  11/30/95         16,049         14,147         14,366         10,771
  12/31/95         16,523         14,521         14,592         10,764
   1/31/96         16,249         14,505         14,520         10,827
   2/29/96         17,315         14,957         15,088         10,863
   3/31/96         17,698         15,267         15,450         10,919
   4/30/96         19,393         16,084         16,600         10,961
   5/31/96         20,759         16,717         17,262         10,982
   6/30/96         19,338         16,030         16,594         10,989
   7/31/96         17,630         14,631         15,222         11,010
   8/31/96         18,682         15,481         16,109         11,031
   9/30/96         20,158         16,086         16,919         11,066
  10/31/96         18,614         15,839         16,601         11,101
  11/30/96         17,944         16,491         17,108         11,122
  12/31/96         18,532         16,923         17,381         11,122
   1/31/97         18,887         17,262         17,769         11,157
   2/28/97         17,174         16,844         17,149         11,192
   3/31/97         15,261         16,049         16,291         11,220
   4/30/97         14,535         16,094         16,238         11,234
   5/31/97         16,757         17,883         18,111         11,227
   6/30/97         17,683         18,651         19,098         11,241
   7/31/97         18,686         19,518         20,250         11,255
   8/31/97         19,134         19,965         20,663         11,276
   9/30/97         21,340         21,426         22,205         11,304
  10/31/97         20,013         20,486         21,239         11,332
  11/30/97         19,165         20,352         20,994         11,325
  12/31/97         18,457         20,709         21,221         11,311
   1/31/98         17,911         20,381         20,843         11,332
   2/28/98         19,002         21,888         22,436         11,353
   3/31/98         19,725         22,789         23,457         11,374
   4/30/98         19,773         22,915         23,616         11,396
   5/31/98         18,168         21,680         22,339         11,417
   6/30/98         18,296         21,725         22,394         11,431
   7/31/98         16,868         19,965         20,789         11,445
   8/31/98         13,177         16,092         16,585         11,459
   9/30/98         14,188         17,352         17,514         11,473
  10/31/98         14,974         18,060         18,227         11,501
  11/30/98         15,985         19,006         19,353         11,501
  12/31/98         17,670         20,183         20,646         11,494
   1/31/99         17,430         20,445         20,972         11,522
   2/28/99         15,760         18,797         19,106         11,536
   3/31/99         16,049         19,091         19,702         11,571
   4/30/99         16,370         20,801         20,561         11,655
   5/31/99         17,028         21,109         20,651         11,655
   6/30/99         18,120         22,057         22,516         11,655
   7/31/99         18,088         21,448         22,458         11,690
   8/31/99         17,301         20,659         22,092         11,718
   9/30/99         17,783         20,659         22,692         11,774
  10/31/99         17,911         20,748         23,925         11,795
  11/30/99         19,532         22,011         26,920         11,802
  12/31/99         22,453         24,503         31,889         11,802
   1/31/00         21,458         24,106         31,500         11,830
   2/28/00         25,615         28,091         39,706         11,900
   3/31/00         24,347         26,242         36,951         11,999
   4/30/00         22,164         24,662         32,502         12,006
   5/31/00         20,656         23,222         29,694         12,013
   6/30/00         23,512         25,252         34,462         12,083
   7/31/00         21,843         24,461         32,095         12,104
   8/31/00         24,812         26,318         35,885         12,118
   9/30/00         24,026         25,539         34,446         12,181
  10/31/00         22,983         24,400         32,197         12,202
  11/30/00         19,099         21,894         26,701         12,209
  12/31/00         20,788         23,788         29,048         12,202
   1/31/01         20,805         25,027         29,632         12,279
   2/28/01         17,915         23,386         25,753         12,328
   3/31/01         15,993         22,242         23,343         12,356
   4/30/01         17,707         23,981         26,162         12,405
   5/31/01         17,932         24,569         26,649         12,461
   6/30/01         18,088         25,399         27,278         12,482
   7/31/01         17,413         24,058         25,810         12,447
   8/31/01         16,391         23,281         24,236         12,447
   9/30/01         13,951         20,145         20,462         12,504
  10/31/01        $15,076        $21,326        $22,138        $12,532

As you compare performance, please note that the LB Opportunity Growth Fund's performance reflects the maximum 4% sales charge. The performances of the Russell 2000 Index and the Lipper Median do not reflect any such charges. If you were to purchase any of the individual stocks or funds represented in these indexes, any charges you would pay would reduce your total return as well.


INSET LEGEND READS:

Lipper Median
Small Company
Growth Funds
$22,138

Russell 2000
Index
$21,326

LB Opportunity
Growth Fund
$15,076

Consumer
Price Index
$12,532

INSET BOX ON CHART READS:

LB Opportunity Growth Fund
Annualized Total Returns*
---------------------------------------------------------------------
                                                             Since
                                                         Inception
Class A shares                1-Year         5-Year         1/8/93
Net Asset Value               -34.40%        -4.13%          5.56%
Public Offering Price         -37.04%        -4.91%          5.07%

                                              Since
                                          Inception
Class B shares                1-Year       10/31/97
If Held (NAV)                 -34.84%        -7.49%
If Redeemed (CDSC)            -38.10%        -7.96%

Institutional shares
Net Asset Value               -33.87%        -6.40%

*See accompanying notes to Portfolio Management Reviews.



LB Mid Cap Growth Fund

[PHOTO OMITTED: BRIAN L. THORKELSON]

Brian L. Thorkelson, an assistant vice president of Lutheran
Brotherhood, is portfolio manager of the LB Mid Cap Growth Fund and the LB Opportunity Growth Fund. He joined Lutheran Brotherhood in 1987, working for five years as a bond trader and another five years as an equity analyst for several Lutheran Brotherhood portfolios.

Medium-company stocks delivered patchy performance over the year ended October 31, 2001, hampered by a floundering technology sector and the inflated stock prices of the previous year. The Lutheran Brotherhood Mid Cap Growth Fund registered a -32.17% total return for the reporting period (based on Class A share NAV), outstripping its Lipper, Inc., medium-company growth peer group which delivered an average of -40.13%. The Fund's market benchmark, the S&P MidCap 400 Index, with an amalgamation of both growth and value stocks, posted a -12.44% total return during this time.

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Common Stocks                              94.6%
Short-Term Securities                       5.4%

The Fund's portfolio composition and top holdings represent all share classes.

Valuations Catch up To Mid Caps

Coming off extraordinary returns in 2000, medium-company stocks found less appeal with investors worried about inflated valuations. Market participants shunned growth stocks of all capitalization ranges in favor of more conservative fixed-income and value equity options. This "flight-to-quality" exodus hurt the Fund's performance as it emphasizes investment in growth company stocks.


[GRAPHIC OMITTED: TOP 10 HOLDINGS % OF PORTFOLIO]

Top 10 Holdings                                           % Of Portfolio
------------------------------------------------------------------------
Laboratory Corp. of America Holdings                                1.2%
Bisys Group, Inc.                                                   0.9%
Cytyc Corp.                                                         0.8%
Concord EFS, Inc.                                                   0.8%
AmerisourceBergen Corp.                                             0.8%
Electronic Arts, Inc.                                               0.8%
ImClone Systems, Inc.                                               0.8%
IDEC Pharmaceuticals Corp.                                          0.8%
Gilead Sciences, Inc.                                               0.8%
King Pharmaceuticals, Inc.                                          0.8%

These holdings represent 8.5% of the total investment portfolio.

The Fund's technology holdings dampened performance as well, as medium-sized software, technology service, and telecommunication firms grappled with excess inventory, sharp decreases in demand, and tightened bank lending standards. Despite our underweighted position in technology relative to our peer group, throughout much of the period several poor performing technology stocks hurt the Fund's absolute return. Late in the reporting period, we added extensively to the technology sector with the conviction that many fundamentally sound companies had been oversold and now carried brightened future prospects. This strategy yielded an early payoff as technology stocks rallied sharply after the September 11th attacks and exhibited strength through the end of the fiscal year.

As we gained confidence that an economic turnabout was more likely, we began trading out of more defensive sectors such as health care and utilities in order to gain increased exposure to sectors that typically perform well when the economy improves. Currently, our largest overweighted positions reside in the technology, financial, and energy sectors.


[GRAPHIC OMITTED: TOP 10 INDUSTRIES]

Top 10 Industries

Computers -- Software & Services                     9.7%
Electronics                                          8.2%
Biotechnology                                        6.7%
Retail                                               6.3%
Oil & Gas                                            5.9%
Health Care -- Drugs & Pharmaceuticals               4.5%
Health Care -- Medical Products & Supplies           4.2%
Services -- Cyclical                                 3.9%
Services -- Technology                               3.5%
Health Care Management                               3.2%

These holdings represent 56.1% of the Fund's  total investment portfolio.


LB Mid Cap Growth Fund
seeks long-term growth of capital by investing primarily in common stocks of medium-sized companies.

[GRAPHIC OMITTED: FUND FACTS]

FUND FACTS
Inception Date:                   5/30/97
Shareholder  Accounts:             51,298
Total Net Assets
(in millions):                     $147.2


Outlook

Prior to the September 11th tragedy, the Fund had reduced its exposure to technology issues as we had felt that the fundamental outlook for this sector had greatly deteriorated. In the aftermath of that terrible day, worried investors pulled out of these stocks at a very high volume and we saw an opportunity to aggressively pursue what we thought were greatly undervalued stocks. We added to the Fund's holdings in the semiconductor, communications equipment, and software industries, and believe the outlook for these fields will improve in 2002. In addition, we are maintaining an overweight position in the energy sector with the belief that the long-term fundamentals in this economically sensitive sector are very positive.

Over the near term, we expect many risk-averse investors to once again test the equity waters as price-to-earnings ratios return to more sustainable levels and company earnings pictures improve. If the strong performance of the month of October is any indication, investors are tiring of the low yields currently found in money market funds and are increasingly looking to more risky asset classes in search of the potential for higher returns.

This trend, if it continues, will certainly benefit mid-cap growth investors. We have seen market conditions improve dramatically over the last five weeks of the reporting period, and are hopeful of an economic recovery in the first half of 2002. Lower interest rates, tax cuts and government spending should pave the road for stronger consumer and business spending and eventually boost medium-company growth stock returns.

[GRAPHIC WORM CHART OMITTED:]

Performance Through October 31, 2001

Growth of a $10,000 Investment
Class A shares (since 5/31/97)

                                              Lipper Median
   Month End    LB Mid Cap      S&P MidCap       MidCap        Consumer
     Date      Growth Fund      400 Index      Core Funds    Price Index
------------------------------------------------------------------------
   5/31/97         10,000         10,000         10,000         10,000
   6/30/97          9,979         10,285         10,395         10,012
   7/31/97         10,622         11,303         11,225         10,025
   8/31/97         10,519         11,290         11,193         10,044
   9/30/97         11,079         11,939         11,924         10,069
  10/31/97         10,716         11,419         11,380         10,094
  11/30/97         10,560         11,588         11,378         10,087
  12/31/97         10,802         12,038         11,571         10,075
   1/31/98         10,647         11,809         11,368         10,094
   2/28/98         11,608         12,787         12,382         10,112
   3/31/98         12,083         13,364         12,962         10,131
   4/30/98         12,171         13,608         13,084         10,150
   5/31/98         11,520         12,996         12,484         10,169
   6/30/98         11,862         13,078         12,760         10,181
   7/31/98         11,299         12,571         12,113         10,194
   8/31/98          8,979         10,232          9,763         10,206
   9/30/98          9,576         11,217         10,439         10,219
  10/31/98         10,150         12,220         11,064         10,244
  11/30/98         10,890         12,829         11,720         10,244
  12/31/98         12,050         14,379         12,915         10,237
   1/31/99         12,502         13,820         13,068         10,262
   2/28/99         11,774         13,096         12,204         10,275
   3/31/99         12,502         13,462         12,721         10,306
   4/30/99         12,944         14,523         13,402         10,381
   5/31/99         12,790         14,587         13,457         10,381
   6/30/99         13,762         15,369         14,276         10,381
   7/31/99         13,596         15,041         14,021         10,412
   8/31/99         13,342         14,526         13,718         10,437
   9/30/99         13,309         14,077         13,588         10,487
  10/31/99         14,281         14,795         14,310         10,506
  11/30/99         15,319         15,567         15,367         10,512
  12/31/99         17,861         16,492         17,286         10,512
   1/31/00         17,586         15,664         17,016         10,537
   2/28/00         21,903         16,760         19,703         10,600
   3/31/00         21,366         18,163         20,111         10,687
   4/30/00         19,905         17,527         18,854         10,693
   5/31/00         19,014         17,310         18,021         10,700
   6/30/00         20,236         17,564         19,248         10,762
   7/31/00         19,756         17,842         18,874         10,781
   8/31/00         22,177         19,835         20,968         10,793
   9/30/00         21,880         19,700         20,599         10,849
  10/31/00         20,887         19,032         19,822         10,868
  11/30/00         18,717         17,595         17,784         10,874
  12/31/00         20,005         18,941         19,173         10,868
   1/31/01         20,092         19,364         19,599         10,937
   2/28/01         17,080         18,258         16,661         10,981
   3/31/01         15,183         16,901         14,820         11,006
   4/30/01         17,191         18,766         16,647         11,049
   5/31/01         17,154         19,203         16,727         11,099
   6/30/01         17,005         19,126         16,657         11,118
   7/31/01         16,324         18,841         15,769         11,087
   8/31/01         15,258         18,225         14,691         11,087
   9/30/01         13,200         15,958         12,505         11,137
  10/31/01        $14,167        $16,665        $13,355        $11,162

As you compare performance, please note that the LB Mid Cap Growth Fund's performance reflects the maximum 4% sales charge. The performances of the S&P MidCap 400 Index and the Lipper Median do not reflect any such charges. If you were to purchase any of the individual stocks or funds represented in these indexes, any charges you would pay would reduce your total return as well.

INSET LEGEND READS:

S&P MidCap
400 Index
$16,665

LB Mid Cap
Growth Fund
$14,167

Lipper Median
Mid Cap
Core Funds
$13,355

Consumer
Price Index
$11,162

INSET BOX ON CHART READS:

LB Mid Cap Growth Fund
Annualized Total Returns*
-----------------------------------------------------------------
                                                            Since
                                                        Inception
Class A shares                              1 Year        5/30/97
Net Asset Value                            -32.17%          9.21%
Public Offering Price                      -34.88%          8.19%

                                                            Since
                                                        Inception
Class B shares                              1 Year       10/31/97
If Held (NAV)                              -32.68%          6.42%
If Redeemed (CDSC)                         -36.05%          6.00%

Institutional shares
Net Asset Value                            -31.62%          7.73%

*See accompanying notes to Portfolio Management Reviews.







LB World Growth Fund

[PHOTO OMITTED: DAVID J. L. WARREN]

David J.L. Warren is president of T. Rowe Price International, Inc., investment subadviser of the LB World Growth Fund. He leads a team of 12 portfolio managers that has managed the Fund's assets since its inception in September 1995. David has worked in investment research and management for over 20 years, and has managed international portfolios with T. Rowe Price International, Inc. since 1984.

International stocks, taking a cue from the U.S. economy and markets, slumped throughout the twelve-month reporting period ended October 31, 2001, before finishing with a flourish over the final month. Hamstrung by a global economic curtailment and widespread weakness in international technology and telecommunications companies, the Lutheran Brotherhood World Growth Fund recorded a -27.80% total return (based on Class A share NAV), while its Lipper, Inc., peer group of international equity funds averaged a -26.75% total return. The Fund's market benchmark, Morgan Stanley Capital International's Europe, Australasia and Far East (EAFE) Index, returned -24.68% over the same time.

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Common Stocks & Warrants                           93.4%
Short-Term Securities                               5.3%
Preferred Stocks                                    1.3%

The Fund's portfolio composition and top holdings represent all share classes.

Global Economic Weakness

The world markets largely followed the U.S. equity market's unfortunate lead in enduring wave after wave of technology stock sell-offs. Overweight positions in technology and telecommunications hurt the Fund's performance throughout the reporting period as growth-oriented shares were punished by investors frustrated with declining profits, weak industry growth, and downcast earnings projections. Defensive holdings such as pharmaceutical and food stocks held up the best and helped offset losses in other areas. Good stock choices in Canada and France added value to the Fund, but were not enough to cancel out losses in the technology hemisphere.

[GRAPHIC OMITTED: TOP 10 HOLDINGS COUNTRY % OF PORTFOLIO]

                                                      % of
Top 10 Holdings               Country               Portfolio
----------------------------------------------------------------------
GlaxoSmithKline plc           United Kingdom          4.6%
Total Fina Elf, Class B       France                  3.1%
Vodafone Group plc (USD)      United Kingdom          2.3%
Reed International plc        United Kingdom          2.3%
Royal Bank of Scotland
Group plc                     United Kingdom          2.2%
Aventis SA                    France                  2.2%
Nestle SA                     Switzerland             2.1%
Shell Transport &
Trading Co. plc               United Kingdom          1.9%
ING Group NV                  Netherlands             1.9%
Nokia Oyj                     Finland                 1.9%

These holdings represent 24.5% of the total investment portfolio.

Economic performance in Europe, over the reporting period, largely mirrored that of the U.S., albeit with a slight lag, as companies announced layoffs amid growing weakness in a broad cross-section of industries and sectors. Inflation was pushed up by rising energy and food prices and the euro lost ground against the U.S. dollar. Despite selectively trimming our exposure to the more volatile technology and telecommunications sectors in the first six-months of the period, we remain convinced that these sectors will rebound nicely when the world economies strengthen.

Japan's performance remained very weak as falling exports, deflation, and a dysfunctional banking system pushed the troubled country to the brink of another recession. We remain underweighted in Japan but will carefully monitor the progress of the reform-minded Prime Minister Koizumi as he grapples with declines in household spending and decreased industrial production, among other woes. Despite our underweighted position in the country, poor stock performance impacted the Fund's total return. Other regions of Asia performed better but saw sharp reversals in growth rates from 2000.

[GRAPHIC OMITTED: TOP 10 COUNTRIES % OF PORTFOLIO]

Top 10 Countries                                        % of Portfolio
----------------------------------------------------------------------
United Kingdom                                                26.4%
France                                                        14.9%
Japan                                                         13.2%
Netherlands                                                    7.4%
Italy                                                          5.9%
Switzerland                                                    5.1%
Germany                                                        3.6%
Sweden                                                         3.3%
Spain                                                          2.8%
Finland                                                        1.8%

These holdings represent 84.4% of the total investment portfolio.


LB World Growth Fund
seeks long-term growth of capital by investing primarily in common stocks issued by established non-U.S. companies.**

[GRAPHIC OMITTED: FUND FACTS]

Fund Facts
Inception Date:                9/5/95
Shareholder  Accounts:         31,615
Total Net Assets
(in millions):                  $98.5


Currency concerns and tight links to the ailing U.S. economy hampered Latin American returns. The Fund benefited from having no exposure to currency-distressed Argentina and picked up solid returns on investments in Mexico and Brazil, which aided performance.

Outlook

A murky picture of the global economy shows signs of clearing as the U.S. economy looks to have bottomed and the world markets appear to have recovered from the apparent market lows following the September 11th attacks. The European Central Bank has taken an accommodative monetary stance that should position that region for an economic rebound and provide a nurturing environment for equity investors. Most European citizens carry less debt than their American counterparts, thus, European businesses could be less prone to inventory build-up and overcapacity if the economy further weakens overseas. Also, Europe did not have as robust an expansion as the U.S. and, perhaps, will not suffer as severe a downturn.

Japan, despite a ten-year period of near-constant recession, has a Prime Minister with the vitality and public support to exert changes to the country's financial infrastructure. China's emergence as a capital markets player is intriguing and potentially opens up a huge consumer base for future global markets. In Latin America, economic and banking reform continues to take center stage, improving the region's ability to withstand an U.S. slowdown.

International growth stocks will certainly see future periods of volatility, but we are cheered by the many positive developments mentioned above and urge investors to remain focused on long-term goals. International investing has been a frustrating pursuit of returns over the past several years but be reminded that exposure to world companies provides valuable diversification for domestic portfolios. The strong returns by international stocks of the early to mid-1990's are testimony to adhering to a well-reasoned and disciplined investment plan.


[GRAPHIC WORM CHART OMITTED:]

Performance Through October 31, 2001

Growth of a $10,000 Investment
Class A shares (since 9/30/95)

                              Morgan Stanley       Lipper
                LB World         Capital           Median       Consumer
   Month End     Growth       International     International    Price
    Date          Fund         EAFE Index        Stock Funds     Index
------------------------------------------------------------------------
   9/30/95         10,000         10,000         10,000         10,000
  10/31/95          9,430          9,734          9,790         10,033
  11/30/95          9,508         10,008          9,893         10,026
  12/31/95          9,817         10,413         10,203         10,020
   1/31/96         10,041         10,458         10,413         10,078
   2/29/96         10,108         10,495         10,443         10,111
   3/31/96         10,265         10,721         10,625         10,163
   4/30/96         10,567         11,035         10,957         10,202
   5/31/96         10,522         10,834         10,899         10,222
   6/30/96         10,634         10,898         10,975         10,228
   7/31/96         10,298         10,582         10,581         10,248
   8/31/96         10,444         10,607         10,691         10,268
   9/30/96         10,679         10,892         10,919         10,300
  10/31/96         10,612         10,783         10,829         10,333
  11/30/96         11,093         11,214         11,290         10,352
  12/31/96         11,135         11,073         11,320         10,352
   1/31/97         10,977         10,688         11,247         10,385
   2/28/97         11,090         10,865         11,394         10,418
   3/31/97         11,068         10,907         11,421         10,444
   4/30/97         11,135         10,967         11,449         10,457
   5/31/97         11,869         11,683         12,144         10,450
   6/30/97         12,378         12,331         12,702         10,463
   7/31/97         12,705         12,533         13,039         10,477
   8/31/97         11,531         11,599         12,078         10,496
   9/30/97         12,299         12,251         12,839         10,522
  10/31/97         11,395         11,311         11,862         10,548
  11/30/97         11,350         11,198         11,763         10,542
  12/31/97         11,377         11,299         11,862         10,529
   1/31/98         11,779         11,819         12,158         10,548
   2/28/98         12,458         12,580         12,944         10,568
   3/31/98         12,883         12,970         13,584         10,587
   4/30/98         12,975         13,075         13,772         10,607
   5/31/98         12,941         13,015         13,786         10,627
   6/30/98         12,941         13,116         13,703         10,640
   7/31/98         13,102         13,253         13,891         10,653
   8/31/98         11,469         11,613         11,937         10,666
   9/30/98         11,192         11,260         11,520         10,679
  10/31/98         12,170         12,437         12,411         10,705
  11/30/98         12,734         13,078         13,058         10,705
  12/31/98         13,165         13,597         13,467         10,698
   1/31/99         13,038         13,560         13,512         10,725
   2/28/99         12,783         13,240         13,164         10,738
   3/31/99         13,293         13,796         13,628         10,770
   4/30/99         13,767         14,359         14,206         10,849
   5/31/99         13,131         13,622         13,602         10,849
   6/30/99         13,628         14,156         14,289         10,849
   7/31/99         13,860         14,581         14,667         10,881
   8/31/99         13,999         14,638         14,799         10,907
   9/30/99         14,068         14,789         14,864         10,960
  10/31/99         14,508         15,346         15,432         10,979
  11/30/99         15,516         15,883         16,438         10,986
  12/31/99         17,462         17,313         18,360         10,986
   1/31/00         16,377         16,215         17,260         11,012
   2/28/00         17,248         16,655         18,118         11,077
   3/31/00         17,403         17,304         18,403         11,168
   4/30/00         16,413         16,398         17,293         11,175
   5/31/00         15,816         16,001         16,760         11,181
   6/30/00         16,580         16,630         17,463         11,247
   7/31/00         16,019         15,936         16,839         11,266
   8/31/00         16,389         16,078         17,063         11,279
   9/30/00         15,351         15,298         16,113         11,338
  10/31/00         14,767         14,940         15,560         11,358
  11/30/00         13,979         14,383         14,899         11,364
  12/31/00         14,472         14,898         15,437         11,358
   1/31/01         14,628         14,907         15,500         11,430
   2/28/01         13,327         13,796         14,299         11,475
   3/31/01         12,300         12,862         13,258         11,501
   4/30/01         13,275         13,748         14,125         11,547
   5/31/01         12,690         13,242         13,697         11,599
   6/30/01         12,144         12,701         13,219         11,619
   7/31/01         11,858         12,484         12,862         11,586
   8/31/01         11,559         12,206         12,525         11,586
   9/30/01         10,350         10,972         11,177         11,638
  10/31/01        $10,662        $11,253        $11,449        $11,665

As you compare performance, please note that the LB World Growth Fund's performance reflects the maximum 4% sales charge. The performances of the MSCI EAFE Index and the Lipper Median do not reflect any such charges. If you were to purchase any of the individual stocks or funds represented in these indexes, any charges you would pay would reduce your total return as well.


INSET LEGEND READS:

Consumer
Price Index
$11,665

Lipper Median
International
Stock Funds
$11,449

Morgan Stanley
Capital International
EAFE Index
$11,253

LB World
Growth Fund
$10,662

INSET BOX ON CHART READS:

LB World Growth Fund
Annualized Total Returns*
-----------------------------------------------------------------------
                                                                 Since
                                                             Inception
Class A shares                    1-Year         5-Year         9/5/95
Net Asset Value                   -27.80%          0.09%          1.90%
Public Offering Price             -30.71%         -0.73%          1.23%

                                                  Since
                                              Inception
Class B shares                    1-Year       10/31/97
If Held (NAV)                     -28.27%         -2.36%
If Redeemed (CDSC)                -31.85%         -2.85%

Institutional shares
Net Asset Value                   -27.16%         -1.14%

*See accompanying notes to Portfolio Management Reviews.



LB Growth Fund

[PHOTO OMITTED: JAMES M. WALLINE]

James M. Walline, a vice president of Lutheran Brotherhood, is a Chartered Financial Analyst and portfolio manager of the LB Growth Fund and the LB Fund. He has been with Lutheran Brotherhood since 1968.

Large-company growth stocks staggered through the twelve-month period ended October 31, 2001, as harried investors shunned growth offerings and looked to safer and less volatile asset classes for protection. The Lutheran Brotherhood Growth Fund returned -39.01% (based on Class A share NAV) during the period, while its Lipper, Inc., peer group of large-capitalization growth funds registered a -37.79% return over the same time. The Fund's market benchmark, the S&P 500/Barra Growth Index, returned -31.56% for the twelve months.

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Common Stocks                             91.6%
Short-Term Securities                      8.4%

The Fund's portfolio composition and top holdings represent all share classes.

Investors Wary of Growth

Throughout the reporting period, investors turned against the very growth companies that had led to spectacular returns in the late 1990's. What had previously been a technology stock correction stemming from the Internet bubble bursting seeped to many other parts of the economy as well, especially those companies involved with the capital spending cycle. The Fund's performance was impacted by disappointing performances from a wide array of firms in startlingly different areas of the economy as weakness radiated out from the technology arena. Industrial service companies linked to oil and natural gas witnessed stock valuations plunge in response to steep price drops in underlying commodities which had been due to concerns regarding overproduction and decreased demand. Telecommunications companies continued to struggle against expenses related to overbuilt networks, poor earnings and diminished consumer demand. The Fund's performance was also hurt by its overweighted position in the financials sector where many companies saw decreased capital market activity and reduced returns on investment performance.


[GRAPHIC OMITTED: TOP 10 HOLDINGS % OF PORTFOLIO]

Top 10 Holdings                                           % of Portfolio
------------------------------------------------------------------------
Pfizer, Inc.                                                        4.2%
General Electric Co.                                                3.6%
Microsoft Corp.                                                     3.4%
Citigroup, Inc.                                                     2.6%
Tyco International, Ltd.                                            2.5%
AOL Time Warner, Inc.                                               2.4%
Wal-Mart Stores, Inc.                                               2.2%
American International Group, Inc.                                  2.0%
Home Depot, Inc.                                                    1.9%
Cisco Systems, Inc.                                                 1.8%

These holdings represent 26.6% of the total investment portfolio.

Corporate Profit Recession

Growth companies, especially those in the technology sector, saw stock prices cascade down as investors dumped shares in response to a spate of earnings warnings and pre-announcements of earnings shortfalls. This steady stream of earnings disappointments made it nearly impossible for any sustained rally to take place and peaked in July and August when it became obvious that U.S. businesses were in the throes of a corporate-wide "profit recession." Despite our attempts to minimize volatility by spreading our allocations to a diverse group of companies in many different sectors, there were all too few safe havens free from earnings concerns.

[GRAPHIC OMITTED: TOP 10 INDUSTRIES]

TOP 10 INDUSTRIES

Retail                                          8.2%
Health Care -- Drugs & Pharmaceuticals          8.2%
Financial -- Diversified                        7.6%
Computers -- Software & Services                6.3%
Electronics                                     4.8%
Electrical Equipment                            4.3%
Health Care -- Diversified                      3.8%
Manufacturing                                   3.8%
Computers -- Hardware                           3.7%
Entertainment                                   3.6%

These holdings represent 54.3% of the Fund's  total investment portfolio.

LB Growth Fund seeks long-term growth of capital by investing primarily in common stocks of large companies that show above average potential for growth in earnings.

[GRAPHIC OMITTED: FUND FACTS]

Fund Facts
Inception Date:                10/29/99
Shareholder  Accounts:           15,369
Total Net Assets
(in millions):                    $35.3


Outlook

The same factors that hurt the Fund's performance in the current bear market should serve to spark performance when the economic tide turns. We believe the technology sector, in its more reasonably valued condition, is primed for a bright future with the Internet continuing to attract new users and the promise of various technological innovations serving as productivity tools throughout the economy. After the sobering drop witnessed in the technology-heavy NASDAQ Index and the media attention paid to the dot-com demises, we believe that allocation of capital will be rationed in a much more disciplined fashion in the near term. The cleansing of weaker firms with less sound business plans and less-experienced management teams, along with a rejuvenated economy, should clear the way for large growth companies with competitive edges in their respective industries to record strong returns. It is just these types of stocks that will continue to serve as a cornerstone to the Fund's strategy.

Investing in growth companies has been a difficult endeavor for market participants over the past 18 months. During the 12-month reporting period, eleven of the months contained predominately bad news in the form of near constant selling pressure on growth stocks, decreased investor confidence in technology investing, and finally, the despair of the September 11th attacks. We believe time will heal what has plagued large growth companies just as it will heal America's scars from that day of infamy. It has been said that in times of fear potential is born -- the final month of the reporting period provided a glimmer of that very potential.

[GRAPHIC WORM CHART OMITTED:]

Performance Through October 31, 2001

Growth of a $10,000 Investment
Class A shares (since 10/31/99)

                                                  Lipper
                   LB            S&P 500/         Median       Consumer
   Month End     Growth           Barra          Large Cap       Price
    Date          Fund            Growth        Growth Funds     Index
------------------------------------------------------------------------
  10/31/99         10,000         10,000         10,000         10,000
  11/30/99         10,064         10,428         10,505         10,006
  12/31/99         11,140         11,200         11,653         10,006
   1/31/00         10,686         10,454         11,159         10,030
   2/28/00         11,076         10,673         11,796         10,089
   3/31/00         12,054         11,661         12,503         10,172
   4/30/00         11,385         11,083         11,854         10,178
   5/31/00         10,774         10,631         11,184         10,184
   6/30/00         11,518         11,489         12,007         10,244
   7/31/00         11,309         10,978         11,771         10,262
   8/31/00         12,269         11,613         12,815         10,273
   9/30/00         11,379         10,480         11,915         10,327
  10/31/00         10,826         10,208         11,270         10,345
  11/30/00          9,465          9,122          9,730         10,351
  12/31/00          9,540          8,727          9,741         10,345
   1/31/01          9,855          8,976         10,050         10,410
   2/28/01          8,290          7,921          8,568         10,452
   3/31/01          7,475          7,208          7,772         10,476
   4/30/01          8,226          7,851          8,543         10,517
   5/31/01          8,173          7,870          8,489         10,565
   6/30/01          7,900          7,758          8,231         10,583
   7/31/01          7,638          7,738          7,989         10,553
   8/31/01          7,022          7,218          7,358         10,553
   9/30/01          6,358          6,732          6,645         10,600
  10/31/01         $6,603         $6,981         $6,885        $10,624

As you compare performance, please note that the LB Growth Fund's performance reflects the maximum 4% sales charge. The performances of the S&P 500/Barra Growth Index and the Lipper Median do not reflect any such charges. If you were to purchase any of the individual stocks or funds represented in these indexes, any charges you would pay would reduce your total return as well.

INSET LEGEND READS:

Consumer
Price Index
$10,624

S&P Barra
Growth
$6,981

Lipper Median
Large Cap
Growth Funds
$6,885

LB Growth
Fund
$6,603


LB Growth Fund
Annualized Total Returns*
-----------------------------------------------------------
                                               Since
                                           Inception
Class A shares                 1 Year       10/29/99
Net Asset Value               -39.01%        -17.04%
Public Offering Price         -41.46%        -18.72%

                                               Since
                                           Inception
Class B shares                 1 Year       10/29/99
If Held (NAV)                 -39.47%        -17.66%
If Redeemed (CDSC)            -42.50%        -19.32%

Institutional shares
Net Asset Value               -38.40%        -16.31%

*See accompanying notes to Portfolio Management Reviews.



LB Fund

[PHOTO OMITTED: JAMES M. WALLINE]

James M. Walline, a vice president of Lutheran Brotherhood, is a Chartered Financial Analyst and portfolio manager of the LB Fund and the LB Growth Fund. He has been with Lutheran Brotherhood since 1968.

A recessionary economic environment and severe corporate profit decline combined to overwhelm large company stock prices over the twelve-month period ended October 31, 2001. For the same period, the Lutheran Brotherhood Fund registered a total return of -29.07% (based on Class A
NAV), while its Lipper, Inc., peer group of large-company core funds returned -25.25%. The Fund's market benchmark, the S&P 500 Index, posted a total return of -24.90% over this time.


[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Common Stocks                             94.9%
Short-Term Securities                      5.1%

The Fund's portfolio composition and top holdings represent all share classes.

Corporate Profits Trough

Over the twelve-month period we witnessed the largest corporate profits descent since the Second World War. From peak to trough, and using the companies in the S&P 500 Index as an example, company profits declined in the neighborhood of 35%. Investors sold out of large company stocks as wave after wave of negative earnings announcements were made. Technology companies were especially hard hit as they strained against bloated inventories, dried-up product demand and continued investor concern over the burst technology bubble. Even companies widely thought to have superb products and bright futures, such as Intel and Cisco Systems in the technology sector, could not escape the sell-off and saw stock prices plummet.

 [GRAPHIC OMITTED: TOP 10 HOLDINGS % OF PORTFOLIO]

Top 10 Holdings                                           % of Portfolio
------------------------------------------------------------------------
General Electric Co.                                                3.3%
Pfizer, Inc.                                                        3.2%
Microsoft Corp.                                                     3.1%
Citigroup, Inc.                                                     2.9%
Exxon Mobil Corp.                                                   2.8%
American International Group, Inc.                                  2.3%
Wal-Mart Stores, Inc.                                               2.1%
Johnson & Johnson                                                   2.1%
International Business Machines Corp.                               1.9%
Tyco International, Ltd.                                            1.8%

These holdings represent 25.5% of the total investment portfolio.

Investors, who in recent years were snapping up stocks at a blistering pace, increasingly turned risk averse by moving into safer havens such as fixed-income instruments and money market funds. This selling pressure, coupled with diminished consumer confidence and a rise in joblessness over the second half of the reporting period, reached its apex in the days following the attacks of September 11th, only to relent in October, 2001.

Fed Easings Yet to Take Hold

Despite the most aggressive interest rate easing cycle in the history of the Federal Reserve in terms of both extent and speed, the U.S. economy failed to gain traction. The Fund's performance largely mirrored the ailing U.S. economy despite its investment in America's largest and best-known companies. The serious losses in technology share valuations hurt the Fund's performance, as did many holdings with close ties to the capital markets such as Charles Schwab and Morgan Stanley (both financial companies). The Fund's losses were, in part, offset by surprising performance from basic materials companies concentrated in industries such as chemicals, paper, and metals. These industries benefited primarily by avoiding the unsustainable stock price run-ups of the late 1990's and comparatively, looked like bargains. As basic material industries are seen by investors as cyclical candidates for benefiting from an economic resurgence, we are heartened by their outperformance and foresee a recovery ahead.

[GRAPHIC OMITTED: TOP 10 INDUSTRIES]

TOP 10 INDUSTRIES

Financial -- Diversified                         8.4%
Health Care -- Drugs & Pharmaceuticals           7.0%
Oil & Gas                                        6.8%
Retail                                           6.5%
Health Care -- Diversified                       5.1%
Telephone & Telecommunications                   4.7%
Computers -- Software & Services                 4.6%
Electrical Equipment                             4.0%
Banks                                            3.7%
Manufacturing                                    3.7%

These holdings represent 54.5% of the Fund's  total investment portfolio.


LB Fund
seeks long-term growth of capital and income by investing primarily in common stocks of leading U.S. companies.

[GRAPHIC OMITTED: FUND FACTS]

Fund Facts
Inception Date:                 6/2/70
Shareholder  Accounts:         143,622
Total Net Assets
(in millions):                $1,087.3


Outlook

We believe better days are ahead for investors who have patiently weathered a bear market longer than most and a weak economy that has, in all probability, passed its lowest point. As corporate earnings convalesce and the economic picture improves, we look for large company stocks to reassume leadership roles in terms of market share and capital investment, eventually benefiting investors through increased stock prices.

A confluence of factors should allow the economy to shake out of its doldrums as well. The interest rate cuts orchestrated by the Federal Reserve and the huge amount of expected fiscal spending on homeland security, and military and defense actions should inject some energy into the frail U.S. economy. With more cash to spend from tax cuts and a groundswell of mortgage refinancings, consumers have the option of improving their personal balance sheets by paying down debt, or to spark the economy through spending.

We remain steadfast in our commitment to America's best companies and look for these leaders to reestablish themselves as the economy picks up steam in 2002. The Fund will continue seeking a sound balance between established growth stocks and steady value stocks. We believe that investors with long-term strategies who believe in American business strength and its ability to rebound from misfortune will be rewarded by this approach.


[GRAPHIC WORM CHART OMITTED:]

Performance Through October 31, 2001

Growth of a $10,000 Investment
Class A shares (since 10/31/91)


                          Standard & Poor's       Lipper        Consumer
   Month End                 500 Stock       Median Large-Cap    Price
     Date         LB Fund      Index             Core Funds      Index
-----------------------------------------------------------------------
  10/31/91         10,000         10,000         10,000         10,000
  11/30/91          9,252          9,584          9,606         10,029
  12/31/91         10,382         10,681         10,556         10,036
   1/31/92         10,227         10,494         10,554         10,051
   2/28/92         10,334         10,617         10,732         10,087
   3/31/92         10,072         10,411         10,547         10,138
   4/30/92         10,143         10,729         10,712         10,153
   5/31/92         10,237         10,766         10,779         10,167
   6/30/92          9,992         10,608         10,562         10,204
   7/31/92         10,297         11,055         10,915         10,226
   8/31/92         10,108         10,817         10,708         10,255
   9/30/92         10,250         10,943         10,836         10,284
  10/31/92         10,451         10,994         10,904         10,320
  11/30/92         10,896         11,353         11,307         10,335
  12/31/92         10,983         11,495         11,477         10,328
   1/31/93         11,195         11,601         11,607         10,378
   2/28/93         11,231         11,747         11,693         10,415
   3/31/93         11,556         11,995         11,994         10,451
   4/30/93         11,360         11,719         11,775         10,480
   5/31/93         11,644         12,013         12,051         10,495
   6/30/93         11,682         12,053         12,088         10,509
   7/31/93         11,581         12,017         12,077         10,509
   8/31/93         11,923         12,461         12,519         10,539
   9/30/93         11,903         12,365         12,512         10,560
  10/31/93         12,024         12,634         12,689         10,604
  11/30/93         11,712         12,500         12,517         10,611
  12/31/93         11,938         12,656         12,789         10,611
   1/31/94         12,363         13,095         13,188         10,640
   2/28/94         12,025         12,727         12,931         10,677
   3/31/94         11,441         12,175         12,389         10,713
   4/30/94         11,468         12,342         12,506         10,728
   5/31/94         11,596         12,523         12,626         10,735
   6/30/94         11,279         12,216         12,338         10,771
   7/31/94         11,617         12,630         12,677         10,801
   8/31/94         12,038         13,139         13,162         10,844
   9/30/94         11,835         12,816         12,870         10,873
  10/31/94         12,011         13,115         13,009         10,881
  11/30/94         11,522         12,628         12,530         10,895
  12/31/94         11,530         12,814         12,663         10,895
   1/31/95         11,810         13,156         12,844         10,939
   2/28/95         12,144         13,658         13,325         10,983
   3/31/95         12,362         14,067         13,668         11,019
   4/30/95         12,724         14,487         14,003         11,055
   5/31/95         13,141         15,045         14,455         11,077
   6/30/95         13,573         15,396         14,758         11,099
   7/31/95         14,177         15,918         15,243         11,099
   8/31/95         14,019         15,949         15,329         11,128
   9/30/95         14,547         16,621         15,803         11,150
  10/31/95         14,575         16,573         15,628         11,186
  11/30/95         15,249         17,287         16,315         11,179
  12/31/95         15,225         17,621         16,601         11,172
   1/31/96         15,653         18,232         17,052         11,237
   2/28/96         15,845         18,389         17,279         11,274
   3/31/96         15,925         18,569         17,500         11,332
   4/30/96         16,236         18,851         17,756         11,376
   5/31/96         16,517         19,317         18,090         11,397
   6/30/96         16,421         19,392         18,064         11,405
   7/31/96         15,628         18,543         17,291         11,426
   8/31/96         16,051         18,929         17,763         11,448
   9/30/96         16,888         19,991         18,580         11,485
  10/31/96         17,141         20,554         18,956         11,521
  11/30/96         18,389         22,100         20,224         11,543
  12/31/96         17,847         21,662         19,973         11,543
   1/31/97         18,970         23,029         20,822         11,579
   2/28/97         18,938         23,197         20,945         11,616
   3/31/97         18,198         22,242         20,187         11,645
   4/30/97         19,307         23,578         20,933         11,659
   5/31/97         20,272         24,995         22,217         11,652
   6/30/97         21,132         26,118         23,081         11,667
   7/31/97         22,694         28,197         24,814         11,681
   8/31/97         21,422         26,612         23,894         11,703
   9/30/97         22,429         28,078         25,100         11,732
  10/31/97         21,767         27,152         24,207         11,761
  11/30/97         22,502         28,398         24,894         11,754
  12/31/97         22,827         28,886         25,317         11,739
   1/31/98         23,068         29,219         25,383         11,761
   2/28/98         24,686         31,314         27,137         11,783
   3/31/98         26,059         32,920         28,367         11,805
   4/30/98         26,318         33,256         28,579         11,827
   5/31/98         25,620         32,664         28,008         11,849
   6/30/98         26,591         33,993         28,447         11,863
   7/31/98         26,027         33,640         27,762         11,878
   8/31/98         21,710         28,772         23,648         11,892
   9/30/98         22,968         30,608         24,939         11,907
  10/31/98         25,048         33,114         26,799         11,936
  11/30/98         26,462         35,115         28,195         11,936
  12/31/98         28,146         37,141         29,416         11,929
   1/31/99         29,564         38,693         30,484         11,958
   2/28/99         28,941         37,490         29,463         11,972
   3/31/99         30,455         38,989         30,671         12,009
   4/30/99         31,089         40,510         31,576         12,096
   5/31/99         29,981         39,554         30,799         12,096
   6/30/99         31,888         41,749         32,588         12,096
   7/31/99         30,690         40,447         31,659         12,132
   8/31/99         30,448         40,244         31,409         12,162
   9/30/99         29,555         39,142         30,646         12,220
  10/31/99         31,460         41,619         32,512         12,242
  11/30/99         32,336         42,468         33,299         12,249
  12/31/99         33,915         44,970         35,547         12,249
   1/31/00         32,456         42,712         33,898         12,278
   2/28/00         32,339         41,905         33,718         12,351
   3/31/00         35,121         46,003         36,769         12,453
   4/30/00         33,953         44,619         35,596         12,460
   5/31/00         32,879         43,704         34,635         12,467
   6/30/00         34,123         44,783         35,709         12,540
   7/31/00         33,726         44,085         35,177         12,562
   8/31/00         35,839         46,823         37,506         12,576
   9/30/00         33,813         44,350         35,447         12,642
  10/31/00         33,054         44,164         34,911         12,664
  11/30/00         30,298         40,684         31,937         12,671
  12/31/00         30,633         40,883         32,160         12,664
   1/31/01         31,276         42,335         32,974         12,744
   2/28/01         27,974         38,474         29,884         12,795
   3/31/01         25,886         36,034         27,906         12,824
   4/30/01         27,901         38,834         30,049         12,875
   5/31/01         28,010         39,095         30,194         12,933
   6/30/01         26,991         38,145         29,387         12,955
   7/31/01         26,566         37,771         28,961         12,918
   8/31/01         24,805         35,406         27,189         12,918
   9/30/01         22,899         32,549         25,025         12,977
  10/31/01        $23,445        $33,171        $25,528        $13,006

As you compare performance, please note that the LB Fund's performance reflects the maximum 4% sales charge. The performances of the S&P 500 Index and the Lipper Median do not reflect any such charges. If you were to purchase any of the individual stocks or funds represented in these indexes, any charges you would pay would reduce your total return as well.


INSET LEGEND READS:

Standard & Poor's
500 Stock Index
$33,171

Lipper Median
Large-Cap
Core Funds
$25,528

LB Fund
$23,445

Consumer
Price Index
$13,006

INSET BOX ON CHART READS:

LB Fund
Annualized Total Returns*
----------------------------------------------------------------------
Class A shares                   1-Year         5-Year        10-Year
Net Asset Value                  -29.07%          6.46%          9.33%
Public Offering Price            -31.91%          5.60%          8.89%

                                                 Since
                                             Inception
Class B shares                   1-Year       10/31/97
If Held (NAV)                    -29.63%          1.12%
If Redeemed (CDSC)               -33.15%          0.64%

Institutional shares
Net Asset Value                  -28.83%          2.16%

*See accompanying notes to Portfolio Management Reviews.



LB Value Fund

[PHOTO OMITTED: HAROLD R. GOLDSTEIN]

Harold R. Goldstein is portfolio manager of the LB Value Fund. He has worked in investment sales and management since 1982 and has been with Lutheran Brotherhood since 1993.

Value stocks continued to outpace their growth equity counterparts over the twelve-month period ended October 31, 2001, less irritated by lingering concerns over high valuations. The Lutheran Brotherhood Value Fund returned -17.86% for the period (based on Class A share NAV), while its Lipper, Inc., peer group of similar value equity portfolios returned -13.22%. The Fund's market benchmark, the S&P 500/Barra Value Index, ended the year period with a -18.42% total return.

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)]

Common Stocks                                    93.3%
Short-Term Securities                             6.7%

The Fund's portfolio composition and top holdings represent all share classes.

Value Stronger than Growth

The first half of the reporting period was marked by an equity snap back to where virtually every sector saw value stocks outperform their growth counterparts. The previous fiscal year had featured an opposite story when growth and value stocks exhibited mixed performance in the aftermath of growth stocks' late 1990's run-up and subsequent unwinding. The first six-months of the reporting period also saw small- and medium-company stocks in the value category outperform their large company cousins. In fact, the best equity performance for the year period swelled from the deepest value companies in the small-company ranks. With the Fund's investments primarily in large-company and more modest value stocks, this trend only marginally enhanced our performance. In the second half of the reporting period, a better balance was struck between deep value smaller companies and larger more growth-oriented company performance with the results benefiting the Fund's performance.



[GRAPHIC OMITTED: TOP 10 HOLDINGS % OF PORTFOLIO]

Top 10 Holdings                                     % of Portfolio
----------------------------------------------------------------------
Pharmaceuticals HOLDRs Trust                                      3.8%
Citigroup, Inc.                                                   3.3%
Exxon Mobil Corp.                                                 2.7%
Verizon Communications                                            2.0%
International Business Machines Corp.                             1.8%
American International Group, Inc.                                1.7%
Johnson & Johnson                                                 1.6%
ChevronTexaco Corp.                                               1.6%
Tyco International, Ltd.                                          1.4%
SBC Communications, Inc.                                          1.4%

These holdings represent 21.3% of the total investment portfolio.

U.S. Economy Still Weak

In the first half of 2001, the Fund's profile turned more aggressive due to the thought that Federal Reserve interest rate cuts would spur the economy and corporate earnings to a summer recovery. In anticipation of this upswing, we increased our exposure to technology firms and industrial companies with significant technology exposure. When the economy continued to stall, the Fund was negatively impacted by many of these technology-related holdings. Financial service holdings hurt our performance in a similar fashion. We increased our holdings in banks and financial service companies with ties to equity market strength, rather than to "plain vanilla" banks that typically specialize in spread lending, an area that benefits in periods of rapidly decreasing interest rates. When the economic recovery failed to surface, our larger holdings in the financials sector slumped with further market weakness while traditional banks outperformed as further interest rate cuts ensued.


[GRAPHIC OMITTED: TOP 10 INDUSTRIES]

Top 10 Industries

Financial -- Diversified             13.3%
Oil & Gas                             8.9%
Banks                                 6.5%
Telephone & Telecommunications        6.4%
Insurance                             6.3%
Utilities                             4.2%
Manufacturing                         3.9%
Health Care -- Diversified            3.4%
Food & Beverage                       3.2%
Retail                                3.1%

These holdings represent 59.2% of the Fund's  total investment portfolio.


LB Value Fund
seeks long-term growth of capital by investing primarily in common stocks of large companies that are considered undervalued.

[GRAPHIC OMITTED: FUND FACTS]

Fund Facts
Inception Date:              10/29/99
Shareholder  Accounts:          8,227
Total Net Assets
(in millions):                  $29.4


On the positive side, the Fund's overweight position in health care holdings exhibited very strong performance, as did our positions in consumer cyclicals. Also, in comparison with our peers, we carried a larger cash position at the time of the September 11th attacks which allowed us to avoid further losses.

Outlook

We will largely continue our neutral stance with less wary an eye cast toward an eventual economic recovery. Within individual sectors, the Fund will seek to balance its holdings between conservative companies that benefit from a sluggish economy with companies that are poised to outperform in a cyclical economic rebound. We believe the first half of the reporting period, which saw many smaller value company stocks outperform what we feel are higher quality peers, was largely an anomaly and has a low probability of recurring. We will carefully scan the economic landscape, searching for a corporate earnings bottom, and look to add to positions that typically derive advantage from business profits nosing upward and a more vital economy.


[GRAPHIC WORM CHART OMITTED:]

Performance Through October 31, 2001

Growth of a $10,000 Investment
Class A shares (since 10/31/99)

                                                  Lipper
                   LB            S&P 500/         Median        Consumer
   Month End      Value           Barra         Large Cap        Price
    Date          Fund            Value         Value Funds      Index
------------------------------------------------------------------------
  10/31/99         10,000         10,000         10,000         10,000
  11/30/99          9,662          9,941         10,062         10,006
  12/31/99         10,013         10,315         10,376         10,006
   1/31/00          9,662          9,987          9,959         10,030
   2/28/00          9,364          9,363          9,571         10,089
   3/31/00         10,298         10,339         10,497         10,172
   4/30/00         10,166         10,270         10,388         10,178
   5/31/00         10,060         10,302         10,358         10,184
   6/30/00         10,033          9,895         10,279         10,244
   7/31/00         10,013         10,093         10,215         10,262
   8/31/00         10,636         10,770         10,844         10,273
   9/30/00         10,325         10,768         10,582         10,327
  10/31/00         10,444         10,969         10,755         10,345
  11/30/00          9,894         10,407         10,183         10,351
  12/31/00         10,206         10,942         10,571         10,345
   1/31/01         10,259         11,407         10,759         10,410
   2/28/01          9,688         10,651         10,214         10,452
   3/31/01          9,229         10,230          9,538         10,476
   4/30/01          9,774         10,924         10,271         10,517
   5/31/01          9,900         11,039         10,431         10,565
   6/30/01          9,608         10,681         10,111         10,583
   7/31/01          9,608         10,496         10,065         10,553
   8/31/01          9,176          9,890          9,601         10,553
   9/30/01          8,499          8,951          8,857         10,600
  10/31/01         $8,579         $8,951         $8,919        $10,624

As you compare performance, please note that the LB Value Fund's performance reflects the maximum 4% sales charge. The performances of the S&P 500/Barra Value Index and the Lipper Median do not reflect any such charges. If you were to purchase any of the individual stocks or funds represented in these indexes, any charges you would pay would reduce your total return as well.

INSET LEGEND READS:

Consumer
Price Index
$10,624

S&P Barra
Value
$8,951

Lipper Median
Large Cap
Value Funds
$8,919

LB Value
Fund
$8,579

INSET BOX ON CHART READS:

LB Value Fund
Annualized Total Returns*
-----------------------------------------------------------
                                                     Since
                                                 Inception
Class A shares                       1 Year       10/29/99
Net Asset Value                     -17.86%         -5.47%
Public Offering Price               -21.16%         -7.37%

                                                     Since
                                                 Inception
Class B shares                       1 Year       10/29/99
If Held (NAV)                       -18.47%         -6.18%
If Redeemed (CDSC)                  -22.54%         -8.08%

Institutional shares
Net Asset Value                     -17.19%         -4.79%

*See accompanying notes to Portfolio Management Reviews.



LB High Yield Fund

[PHOTO OMITTED: PAUL J. OCENASEK]

Paul J. Ocenasek, an assistant vice president of Lutheran Brotherhood, is a Chartered Financial Analyst and co-portfolio manager of the LB High Yield Fund. Paul has managed the Fund since 1998 and has been with Lutheran Brotherhood since 1987.

[PHOTO OMITTED: MARK L. SIMENSTAD]

Mark L. Simenstad is a Chartered Financial Analyst and co-portfolio manager of the LB High Yield Fund. He is a vice president of Lutheran Brotherhood and also serves as head of fixed-income fund management. Mark joined Lutheran Brotherhood in 1983. From 1993 through 1999, he served in investment management positions with outside companies before rejoining Lutheran Brotherhood in 1999.

A slumping economy teamed with a devastated telecommunications sector served to upend the high-yield bond markets over much of the one-year period ended October 31, 2001. The Lutheran Brotherhood High Yield Fund finished the period with an -11.49% total return (based on Class A share NAV), while its Lipper, Inc., peer group averaged a -2.72% total return. The Fund's market benchmark, the Lehman Brothers High Yield Index, returned -0.16% for the period.

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)]

Corporate Bonds                              86.7%
Preferred Stocks -- Non-Convertible           8.0%
Common Stocks & Stock Warrants                1.0%
Short-Term Securities                         3.7%
Preferred Stocks -- Convertible               0.1%
Foreign Government Bonds                      0.5%

Troubled Telecommunications Sector

Crippled by the extent of the economic downturn, and cut off from additional financing to fund business plans because of lender questions concerning long-term viability, many upstart telecommunications companies succumbed to joining the rising number of bankruptcies and defaults. Conditions were most difficult for the sector over the first half of the period as bank lending standards tightened and a marked downturn in the capital markets added fuel to missed earnings projections. With wireline and wireless telecommunication company bonds making up roughly 25% of total outstanding high-yield issuance, most high-yield bond funds suffered along with the sector. Our overweighted exposure to this intriguing, yet periodically very volatile, sector had a significant negative impact on the Portfolio's performance over the period. We do, however, see evidence that the telecommunications sector's fallout may be nearing an end, with industry defaults expected to peak early in 2002. The companies that remain standing after the anticipated consolidation phase should be well positioned to increase customer bases and profits, and eventually investor returns. This likely recovery, coupled with our tempered exposure to the weakened sector, should pave the way for better returns ahead for the Fund as a whole.


[GRAPHIC OMITTED: TOP 10 HOLDINGS BY ISSUER % OF PORTFOLIO]

Top 10 Holdings by Issuer                               % of Portfolio
----------------------------------------------------------------------
Allied Waste North America, Inc.                                  1.9%
Dobson Communications Corp.                                       1.5%
CSC Holdings, Inc.                                                1.3%
Adelphia Communications Corp.                                     1.3%
Nextel Communications, Inc.                                       1.2%
Paxson Communications Corp.                                       1.1%
Calpine Corp.                                                     1.1%
Intermedia Communications, Inc.                                   1.1%
Concentra Operating Corp.                                         1.1%
Avalon Cable Holdings                                             1.0%

These holdings represent 12.6% of the Fund's total investment portfolio.


[GRAPHIC OMITTED: TOP 10 INDUSTRIES % OF PORTFOLIO]

Top 10 Industries                                       % of Portfolio
----------------------------------------------------------------------
Broadcasting & Media                                             14.3%
Telecommunications -- Wireless                                    9.3%
Utilities                                                         6.8%
Health Care Management                                            4.7%
Packaging & Containers                                            4.0%
Health Care Services                                              3.8%
Telecommunications -- Wireline                                    3.7%
Oil & Gas                                                         3.5%
Chemicals                                                         3.2%
Food & Beverage                                                   2.7%

These bond holdings represent 56.0% of the total investment portfolio.


[GRAPHIC BAR CHART OMITTED: MOODY'S BOND QUALITY RATING DISTRIBUTION]

Moody's Bond Quality
Rating Distribution

Aaa           0.0%
Aa            0.0%
A             0.3%
Baa           6.0%
Ba           27.3%
B            51.9%
Caa          10.8%
Ca            1.9%
C             0.0%
D             0.4%
Not Rated     1.4%


LB High Yield Fund seeks high current income and, secondarily, growth of capital by investing primarily in high-yielding ("junk") corporate bonds.***

[GRAPHIC OMITTED: FUND FACTS]

Fund Facts
Inception Date:            4/3/87
Shareholder  Accounts:     68,786
Total Net Assets
(in millions):             $658.2


Weak Economy

Atypical for bonds, high-yield prices tend to track equity market movements more than interest rate fluctuations. Therefore, as corporate earnings and credit quality deteriorated over the 12-month period, so too did high-yield bond prices. Credit rating downgrades and diminishing consumer confidence levels served to further debilitate the high-yield bond market. In late August and early September, the high-yield market showed signs of revitalization, only to have the potential rally snuffed out as the September 11th attacks commenced. The terrorist acts served to deepen and prolong the economic malaise and high-yield market liquidity tapered to a trickle, making Fund strategy execution difficult. The Fund gained an advantage over its peers with its minimal exposure to industries which were heavily sold off in the wake of the attacks -- airlines, lodging, and travel-related companies.

Outlook

Currently, we are observing a historically wide gap between the yields of high-yield bonds and risk-free U.S. Treasury securities. This spread is meant to compensate investors for assuming the additional risks associated with high-yield bond investing. If defaults do peak and then plateau in the first two quarters of 2002, as is widely expected, high-yield investors could be well compensated by this large risk premium. The anticipated slow-down in defaults, along with aggressive Federal Reserve easing and a stronger economy, should bode well for investors who have endured a difficult eighteen months of high-yield bond investing. In addition, many mutual fund portfolios with above average cash positions, pension funds, and other institutional players, could find the high-yield bond waters inviting and help push up prices.

High-yield bonds are a unique asset class and provide valuable portfolio diversification in that they produce income, but display a marked independence from interest rate movement unlike traditional bonds. Investing in high-yield bonds can require patience and adherence to a disciplined long-term strategy, but we believe that investors who stay the course are positioned well to reap future gains.


[GRAPHIC WORM CHART OMITTED:]

Performance Through October 31, 2000

Growth of a $10,000 Investment
Class A shares (since 10/31/90)

                                Lehman       Lipper
                 LB High         High        Median
  Month End       Yield         Yield      High Current    Consumer
    Date          Fund          Index        Income       Price Index
---------------------------------------------------------------------
  10/31/91         10,000         10,000         10,000         10,000
  11/30/91          9,748         10,052         10,093         10,029
  12/31/91          9,791         10,197         10,181         10,036
   1/31/92         10,244         10,556         10,585         10,051
   2/28/92         10,531         10,816         10,838         10,087
   3/31/92         10,721         10,951         11,006         10,138
   4/30/92         10,815         10,992         11,085         10,153
   5/31/92         10,984         11,147         11,247         10,167
   6/30/92         11,047         11,252         11,361         10,204
   7/31/92         11,238         11,422         11,564         10,226
   8/31/92         11,392         11,571         11,711         10,255
   9/30/92         11,508         11,689         11,831         10,284
  10/31/92         11,300         11,525         11,634         10,320
  11/30/92         11,496         11,670         11,806         10,335
  12/31/92         11,761         11,803         11,963         10,328
   1/31/93         12,243         12,146         12,288         10,378
   2/28/93         12,391         12,360         12,526         10,415
   3/31/93         12,630         12,520         12,774         10,451
   4/30/93         12,680         12,628         12,875         10,480
   5/31/93         12,896         12,779         13,078         10,495
   6/30/93         13,293         13,047         13,381         10,509
   7/31/93         13,399         13,174         13,514         10,509
   8/31/93         13,506         13,284         13,614         10,539
   9/30/93         13,501         13,319         13,656         10,560
  10/31/93         13,924         13,588         13,962         10,604
  11/30/93         13,976         13,653         14,051         10,611
  12/31/93         14,214         13,822         14,259         10,611
   1/31/94         14,633         14,122         14,599         10,640
   2/28/94         14,583         14,086         14,571         10,677
   3/31/94         14,042         13,553         14,102         10,713
   4/30/94         13,827         13,461         13,897         10,728
   5/31/94         13,881         13,468         13,929         10,735
   6/30/94         13,890         13,510         13,910         10,771
   7/31/94         13,777         13,624         13,885         10,801
   8/31/94         13,879         13,721         13,893         10,844
   9/30/94         13,814         13,722         13,893         10,873
  10/31/94         13,858         13,755         13,879         10,881
  11/30/94         13,525         13,582         13,693         10,895
  12/31/94         13,463         13,683         13,710         10,895
   1/31/95         13,524         13,869         13,821         10,939
   2/28/95         14,039         14,344         14,197         10,983
   3/31/95         14,183         14,499         14,326         11,019
   4/30/95         14,525         14,868         14,675         11,055
   5/31/95         14,820         15,284         15,001         11,077
   6/30/95         14,901         15,386         15,048         11,099
   7/31/95         15,370         15,580         15,312         11,099
   8/31/95         15,434         15,628         15,354         11,128
   9/30/95         15,567         15,821         15,536         11,150
  10/31/95         15,650         15,919         15,661         11,186
  11/30/95         15,837         16,059         15,766         11,179
  12/31/95         16,072         16,311         16,005         11,172
   1/31/96         16,457         16,598         16,338         11,237
   2/28/96         16,880         16,611         16,477         11,274
   3/31/96         16,715         16,600         16,416         11,332
   4/30/96         16,802         16,636         16,546         11,376
   5/31/96         16,962         16,736         16,675         11,397
   6/30/96         16,830         16,875         16,697         11,405
   7/31/96         16,698         16,953         16,787         11,426
   8/31/96         16,974         17,136         17,054         11,448
   9/30/96         17,532         17,549         17,500         11,485
  10/31/96         17,472         17,684         17,595         11,521
  11/30/96         17,640         18,032         17,920         11,543
  12/31/96         17,834         18,162         18,134         11,543
   1/31/97         18,045         18,340         18,315         11,579
   2/28/97         18,277         18,643         18,643         11,616
   3/31/97         17,703         18,365         18,272         11,645
   4/30/97         17,701         18,558         18,420         11,659
   5/31/97         18,380         18,955         18,893         11,652
   6/30/97         18,881         19,218         19,199         11,667
   7/31/97         19,529         19,747         19,699         11,681
   8/31/97         19,589         19,701         19,738         11,703
   9/30/97         20,185         20,091         20,200         11,732
  10/31/97         19,994         20,109         20,121         11,761
  11/30/97         20,034         20,303         20,282         11,754
  12/31/97         20,237         20,481         20,509         11,739
   1/31/98         20,648         20,850         20,903         11,761
   2/28/98         20,932         20,973         21,060         11,783
   3/31/98         21,195         21,170         21,327         11,805
   4/30/98         21,084         21,253         21,387         11,827
   5/31/98         21,017         21,327         21,391         11,849
   6/30/98         21,107         21,404         21,410         11,863
   7/31/98         21,219         21,526         21,560         11,878
   8/31/98         19,551         20,338         20,101         11,892
   9/30/98         19,275         20,429         19,966         11,907
  10/31/98         18,883         20,010         19,533         11,936
  11/30/98         19,795         20,841         20,615         11,936
  12/31/98         19,843         20,864         20,541         11,929
   1/31/99         20,154         21,172         20,849         11,958
   2/28/99         20,081         21,047         20,778         11,972
   3/31/99         20,300         21,247         21,079         12,009
   4/30/99         20,950         21,660         21,532         12,096
   5/31/99         20,570         21,367         21,134         12,096
   6/30/99         20,710         21,322         21,119         12,096
   7/31/99         20,823         21,408         21,138         12,132
   8/31/99         20,535         21,170         20,933         12,162
   9/30/99         20,423         21,018         20,812         12,220
  10/31/99         20,336         20,879         20,764         12,242
  11/30/99         20,791         21,125         21,113         12,249
  12/31/99         21,243         21,362         21,362         12,249
   1/31/00         21,285         21,270         21,234         12,278
   2/28/00         21,698         21,310         21,367         12,351
   3/31/00         21,285         20,863         21,023         12,453
   4/30/00         20,951         20,896         21,005         12,460
   5/31/00         20,532         20,681         20,671         12,467
   6/30/00         20,878         21,103         21,053         12,540
   7/31/00         20,727         21,263         21,131         12,562
   8/31/00         20,661         21,408         21,260         12,576
   9/30/00         20,226         21,222         20,966         12,642
  10/31/00         19,276         20,543         20,298         12,664
  11/30/00         17,565         19,729         19,275         12,671
  12/31/00         17,779         20,110         19,689         12,664
   1/31/01         19,216         21,616         20,975         12,744
   2/28/01         19,233         21,904         21,092         12,795
   3/31/01         18,377         21,387         20,546         12,824
   4/30/01         17,969         21,121         20,371         12,875
   5/31/01         18,169         21,502         20,605         12,933
   6/30/01         17,531         20,900         20,129         12,955
   7/31/01         17,579         21,207         20,303         12,918
   8/31/01         17,754         21,457         20,467         12,918
   9/30/01         16,551         20,015         19,106         12,977
  10/31/01        $17,061        $20,509        $19,599        $13,006

As you compare performance, please note that the LB High Yield Fund's performance reflects the maximum 4% sales charge. The performances of the Lehman High Yield Index and the Lipper Median do not reflect any such charges. If you were to purchase any of the individual bonds or funds represented in these indexes, any charges you would pay would reduce your total return as well.

INSET LEGEND READS:

Lehman High
Yield Index
$20,509

Lipper Median
High Current Income
$19,599

LB High Yield
Fund
$17,061

Consumer
Price Index
$13,006


INSET BOX ON CHART READS:

LB High Yield Fund
Annualized Total Returns*
-------------------------------------------------------------------
Class A shares                 1-Year         5-Year        10-Year
Net Asset Value                -11.49%        -0.47%          5.91%
Public Offering Price          -15.03%        -1.28%          5.48%

                                               Since
                                           Inception
Class B shares                 1-Year       10/31/97
If Held (NAV)                  -12.14%         -4.56%
If Redeemed (CDSC)             -16.54%         -5.04%

Institutional shares
Net Asset Value                -11.34%         -3.63%

*See accompanying notes to Portfolio Management Reviews.



LB Income Fund

[PHOTO OMITTED: MICHAEL G. LANDREVILLE]

Michael G. Landreville, an assistant vice president of Lutheran
Brotherhood, is a Chartered Financial Analyst and portfolio manager of the LB Income Fund and the LB Limited Maturity Bond Fund. He has been with Lutheran Brotherhood since 1983 and is also a Certified Public Accountant.

A precipitous fall in interest rates designed to spark growth in a torpid U.S. economy, joined with a heavy influx of investment from unnerved equity investors, served to drive high-quality bond prices higher over the twelve-month period ended October 31, 2001. For the same reporting period, the Lutheran Brotherhood Income Fund produced a total return of 13.25% (based on Class A share NAV), edged by its Lipper, Inc., peer group of similar corporate debt A-rated funds, which posted a 13.48% total return. The Fund's market benchmark, the Lehman Brothers Aggregate Bond Index, recorded a 14.56% total return for the period.

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Corporate Bonds                 32.8%
U.S. Government                 22.5%
Short Term Securities           19.2%
Mortgage-Backed Securities      14.5%
Asset-Backed Securities          8.2%
U.S. Government Agency           1.2%
Foreign Government Bonds         1.0%
Preferred Stocks                 0.6%

The Fund's portfolio composition and top holdings represent all share classes.

[GRAPHIC OMITTED: TOP 10 HOLDINGS SECURITY % OF PORTFOLIO]

                                                              % Of
Top 10 Holdings                     Security                Portfolio
----------------------------------------------------------------------
United States Treasury Notes
(November 2005)                     U.S. Government           7.2%
Federal National Mortgage
Association  (November 2031)        Mortgage-Backed           5.5%
United States Treasury Bonds
(August 2029)                       U.S. Government           5.4%
Federal National Mortgage
Association  (November 2030)        Mortgage-Backed           5.4%
United States Treasury Notes
(February 2011)                     U.S. Government           4.9%
Federal National Mortgage
Association  (November 2016)        Mortgage-Backed           3.6%
United States Treasury Bonds
(April 2029)                        U.S. Government           2.8%
United States Treasury Notes
(April 2004)                        U.S. Government           2.2%
Standard Credit Master Trust 1,
Credit Card Participation           Asset-Backed              1.6%
Chase Credit Card Owner Trust,
Series 2001-4-A                     Asset-Backed              1.5%

These holdings represent 40.1% of the the total investment portfolio.


Monetary Policy Key Driver

The most aggressive short-term interest rate cutting cycles on record was engineered by the Federal Reserve over much of the reporting period in hopes of resuscitating the very weak U.S. economy. As market interest rates responded to the cycle of easing interest rates by producing lower and lower yields, higher-quality bond prices rose accordingly, which served bond investors well. Throughout the period, a historically wide spread in yields between high-quality corporate bonds and risk-free U.S. Treasury securities reflected widespread distaste for riskier asset classes, as investors increasingly moved assets to lower-risk instruments.

We were very comfortable with the Fund's shorter weighted average maturity as we felt the Federal Reserve's short-term interest rate cutting cycle would bear fruit in the form of a reinvigorated U.S. economy and a bottoming of market interest rates. This strategy was disrupted, and the Fund's performance impacted, by the events of September 11th, as the Federal Reserve was forced to unexpectedly cut interest rates to add liquidity to a badly-shaken American financial network.

The Fund benefited from its overweighted position in corporate bonds as these securities started the year with a much higher-than-average risk premium thus enabling them to outperform risk-free U.S. Treasuries. Asset-backed securities, which typically consist of credit card, auto, or home-equity loans packaged for investment, performed solidly for the Fund as well, deriving advantage from a falling interest rate environment.

[GRAPHIC BAR CHART OMITTED: MOODY'S BOND QUALITY RATING DISTRIBUTION]

Moody's Bond Quality
Rating Distribution

Aaa           55.3%
Aa             7.2%
A             12.5%
Baa           21.4%
Ba             2.9%
B              0.5%
Caa            0.2%
Ca             0.0%
C              0.0%
D              0.0%
Not Rated      0.0%

LB Income Fund
seeks high current income while preserving principal and, secondarily, long-term growth of capital by investing primarily in investment-grade bonds and other income-producing securities.

[GRAPHIC OMITTED: FUND FACTS]

Fund Facts
Inception Date:             6/1/72
Shareholder  Accounts:      52,789
Total Net Assets
(in millions):              $721.7

Outlook

Though high-quality bonds registered spectacular returns over the past reporting period, investors should not necessarily expect a repeat performance. We believe that many of the pieces are in place for an economic recovery in 2002, including low interest rates, falling energy prices, and tremendous amounts of liquidity in the form of tax-cuts and government spending. Given this outlook, we will look to continue overweighting high-quality corporate bonds and asset-backed securities. Future corporate bond returns, while likely more muted than today's returns, should remain substantial as a more vigorous U.S. economy emerges and corporate profits improve. We see good value in corporate bonds in terms of their wide yield spread against risk-free U.S. Treasuries. If interest rates start turning upward and bond prices fall, coupon return on these wide spreads will help buffer against large-scale price declines.

In all likelihood, the Federal Reserve is nearing the end of its monetary easing cycle. With this premise in mind, we will continue our relatively short duration in the belief that shorter-maturity bonds will continue to better longer-dated bond returns. It was an excellent period to invest in high-quality bonds and underscores the importance of diversification and having exposure to fixed-income assets. We will continue to strive to build upon this success.


[GRAPHIC WORM CHART OMITTED:]

Performance Through October 31, 2001

Growth of a $10,000 Investment
Class A shares (since 10/31/91)

                              Lehman Brothers    Lipper
                                Aggregate        Median
   Month End      LB Income       Bond            Corp.         Consumer
     Date           Fund         Index           Debt A        Price Index
---------------------------------------------------------------------------
  10/31/91         10,000         10,000         10,000         10,000
  11/30/91          9,681         10,092         10,088         10,029
  12/31/91         10,004         10,392         10,449         10,036
   1/31/92          9,888         10,250         10,286         10,051
   2/28/92          9,930         10,317         10,338         10,087
   3/31/92          9,925         10,259         10,286         10,138
   4/30/92          9,964         10,333         10,339         10,153
   5/31/92         10,154         10,528         10,548         10,167
   6/30/92         10,319         10,674         10,702         10,204
   7/31/92         10,566         10,891         10,984         10,226
   8/31/92         10,661         11,001         11,072         10,255
   9/30/92         10,805         11,132         11,209         10,284
  10/31/92         10,629         10,984         11,018         10,320
  11/30/92         10,632         10,987         11,016         10,335
  12/31/92         10,805         11,161         11,200         10,328
   1/31/93         11,025         11,375         11,441         10,378
   2/28/93         11,259         11,575         11,699         10,415
   3/31/93         11,298         11,623         11,742         10,451
   4/30/93         11,374         11,705         11,819         10,480
   5/31/93         11,376         11,720         11,823         10,495
   6/30/93         11,590         11,932         12,085         10,509
   7/31/93         11,693         12,000         12,176         10,509
   8/31/93         11,922         12,210         12,456         10,539
   9/30/93         11,962         12,243         12,493         10,560
  10/31/93         12,015         12,288         12,551         10,604
  11/30/93         11,852         12,184         12,391         10,611
  12/31/93         11,899         12,250         12,444         10,611
   1/31/94         12,053         12,415         12,632         10,640
   2/28/94         11,781         12,199         12,354         10,677
   3/31/94         11,427         11,898         12,031         10,713
   4/30/94         11,327         11,802         11,896         10,728
   5/31/94         11,295         11,801         11,859         10,735
   6/30/94         11,220         11,775         11,819         10,771
   7/31/94         11,462         12,010         12,029         10,801
   8/31/94         11,456         12,024         12,032         10,844
   9/30/94         11,244         11,847         11,844         10,873
  10/31/94         11,197         11,837         11,811         10,881
  11/30/94         11,205         11,810         11,787         10,895
  12/31/94         11,321         11,892         11,871         10,895
   1/31/95         11,543         12,127         12,074         10,939
   2/28/95         11,794         12,416         12,348         10,983
   3/31/95         11,874         12,492         12,432         11,019
   4/30/95         12,056         12,667         12,601         11,055
   5/31/95         12,573         13,157         13,129         11,077
   6/30/95         12,668         13,253         13,218         11,099
   7/31/95         12,575         13,224         13,159         11,099
   8/31/95         12,746         13,384         13,325         11,128
   9/30/95         12,859         13,514         13,459         11,150
  10/31/95         13,047         13,689         13,649         11,186
  11/30/95         13,251         13,895         13,860         11,179
  12/31/95         13,451         14,089         14,067         11,172
   1/31/96         13,521         14,182         14,133         11,237
   2/28/96         13,209         13,935         13,840         11,274
   3/31/96         13,064         13,838         13,727         11,332
   4/30/96         12,981         13,760         13,624         11,376
   5/31/96         12,958         13,733         13,597         11,397
   6/30/96         13,125         13,917         13,756         11,405
   7/31/96         13,150         13,954         13,783         11,426
   8/31/96         13,080         13,931         13,750         11,448
   9/30/96         13,328         14,173         13,994         11,485
  10/31/96         13,642         14,488         14,300         11,521
  11/30/96         13,909         14,735         14,565         11,543
  12/31/96         13,749         14,598         14,409         11,543
   1/31/97         13,791         14,644         14,435         11,579
   2/28/97         13,833         14,680         14,477         11,616
   3/31/97         13,629         14,517         14,299         11,645
   4/30/97         13,805         14,735         14,494         11,659
   5/31/97         13,931         14,875         14,618         11,652
   6/30/97         14,138         15,052         14,796         11,667
   7/31/97         14,548         15,459         15,230         11,681
   8/31/97         14,386         15,327         15,059         11,703
   9/30/97         14,613         15,554         15,286         11,732
  10/31/97         14,739         15,779         15,484         11,761
  11/30/97         14,798         15,852         15,546         11,754
  12/31/97         14,898         16,012         15,699         11,739
   1/31/98         15,113         16,217         15,902         11,761
   2/28/98         15,120         16,204         15,873         11,783
   3/31/98         15,197         16,259         15,921         11,805
   4/30/98         15,274         16,344         15,993         11,827
   5/31/98         15,406         16,499         16,151         11,849
   6/30/98         15,555         16,639         16,285         11,863
   7/31/98         15,562         16,674         16,291         11,878
   8/31/98         15,641         16,946         16,515         11,892
   9/30/98         16,082         17,343         16,883         11,907
  10/31/98         15,981         17,251         16,712         11,936
  11/30/98         16,171         17,349         16,833         11,936
  12/31/98         16,225         17,401         16,892         11,929
   1/31/99         16,372         17,525         17,017         11,958
   2/28/99         16,001         17,218         16,644         11,972
   3/31/99         16,094         17,313         16,746         12,009
   4/30/99         16,131         17,368         16,777         12,096
   5/31/99         15,887         17,215         16,584         12,096
   6/30/99         15,812         17,160         16,498         12,096
   7/31/99         15,755         17,088         16,429         12,132
   8/31/99         15,716         17,079         16,388         12,162
   9/30/99         15,869         17,278         16,547         12,220
  10/31/99         15,870         17,342         16,562         12,242
  11/30/99         15,889         17,340         16,562         12,249
  12/31/99         15,822         17,257         16,472         12,249
   1/31/00         15,763         17,200         16,428         12,278
   2/28/00         15,959         17,408         16,595         12,351
   3/31/00         16,157         17,638         16,808         12,453
   4/30/00         16,057         17,586         16,680         12,460
   5/31/00         15,979         17,578         16,613         12,467
   6/30/00         16,380         17,943         16,952         12,540
   7/31/00         16,521         18,106         17,095         12,562
   8/31/00         16,744         18,369         17,322         12,576
   9/30/00         16,785         18,485         17,412         12,642
  10/31/00         16,826         18,607         17,482         12,664
  11/30/00         17,052         18,912         17,758         12,671
  12/31/00         17,439         19,264         18,111         12,664
   1/31/01         17,815         19,578         18,408         12,744
   2/28/01         17,984         19,748         18,576         12,795
   3/31/01         18,026         19,847         18,654         12,824
   4/30/01         17,899         19,763         18,531         12,875
   5/31/01         17,984         19,882         18,636         12,933
   6/30/01         18,026         19,957         18,705         12,955
   7/31/01         18,413         20,405         19,128         12,918
   8/31/01         18,586         20,639         19,335         12,918
   9/30/01         18,673         20,879         19,495         12,977
  10/31/01        $19,055        $21,315        $19,887        $13,006

As you compare performance, please note that the LB Income Fund's performance reflects the maximum 4% sales charge. The performances of the Lehman Brothers Aggregate Bond Index and the Lipper Median do not reflect any such charges. If you were to purchase any of the individual bonds or funds represented in these indexes, any charges you would pay would reduce your total return as well.

INSET LEGEND READS:

Lehman Brothers
Aggregate
Bond Index
$21,315

Lipper Median
Corp. Debt A
$19,887

LB Income Fund
$19,055

Consumer
Price Index
$13,006


INSET BOX ON CHART READS:

LB Income Fund
Annualized Total Returns*
----------------------------------------------------------------   -----
Class A shares                  1-Year         5-Year        10-Year
Net Asset Value                 13.25%          6.91%          7.09%
Public Offering Price            8.73%          6.05%          6.65%

                                                Since
                                            Inception
Class B shares                  1-Year       10/31/97
If Held (NAV)                   12.45%          5.83%
If Redeemed (CDSC)               7.45%          5.40%

Institutional shares
Net Asset Value                 13.43%          6.88%

*See accompanying notes to Portfolio Management Reviews.



LB Municipal Bond Fund

[PHOTO OMITTED: JOHAN A. AKESSON]

Johan A. Akesson is a Chartered Financial Analyst and portfolio manager of the LB Municipal Bond Fund. Previously, he served as associate portfolio manager of the Fund. Johan has worked with municipal bond investments since joining Lutheran Brotherhood in 1993.

The municipal bond market recorded a strong period for the 12-months ended October 30, 2001, buoyed by falling interest rates, a healthy increase in new issuance and vigorous demand from investors. The Lutheran Brotherhood Municipal Bond Fund returned a robust 10.78% for the period (based on Class A share NAV), outrunning its Lipper, Inc., peer group of funds, which averaged a total return of 9.68%. The Fund's benchmark, the Lehman Brothers Municipal Bond Index, returned 10.51% for the period.

[GRAPHIC OMITTED: pie chart PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Escrowed/Pre-refunded                   18.0%
General Obligation                      16.6%
Health Care                             14.6%
Electric Revenue                        10.4%
Water & Sewer                           10.1%
Education Revenue                        7.7%
Special Tax Revenue                      6.2%
Lease Revenue                            5.3%
Airport Revenue                          3.3%
Surface Transportation                   3.1%
Pollution Control - Electric             2.1%
Housing Finance                          1.3%
Miscellaneous Municipals                 0.8%
Industrial Revenue                       0.5%

The Fund's portfolio composition and top holdings represent all share classes.


[GRAPHIC OMITTED: TOP 10 STATES % OF PORTFOLIO]

Top 10 States                                          % of Portfolio
----------------------------------------------------------------------
Texas                                                      9.6%
California                                                 7.4%
Colorado                                                   7.1%
Washington                                                 5.7%
Michigan                                                   5.2%
Ohio                                                       5.1%
Illinois                                                   5.0%
Georgia                                                    4.7%
New York                                                   4.6%
Minnesota                                                  4.4%

These holdings represent 58.8% of the total investment portfolio.


New Issuance Strong

Throughout the period, municipal bonds benefited from economic worries as investors flocked from equity market volatility and high-grade corporate bonds tied to the battered technology sector. Typically, securities thought of as safe havens, such as municipal bonds, respond well to negative economic news. The September 11th attacks had the immediate short-term effect of lowering liquidity in the municipal bond market but trading rebounded quickly as shaken investors leapt to more secure asset classes.

New municipal bond issuance remained strong as issuers sought to replace more expensive debt with lower interest rate bonds. In particular, issuance of health care bonds rebounded after many capital funding programs were relegated to the sidelines due to the effects of the Balanced Budget Amendment. The rise in municipal bond prices stemmed largely from the Federal Reserve's interest rate cutting campaign as shorter-term issues exhibited price strength and rallied sharply throughout 2001.

Municipal bond funds benefited from the U.S. Treasury Department's decision to end 30-year long Treasury bond issuance as many investors sought 30-year AAA municipal bonds in their place. The LB Municipal Bond Fund specifically derived advantage from a systematic increase in exposure to health care and higher education issues, two of the best performing sectors during the reporting period. Additional benefit was derived by not holding embattled California bonds related to the state's ongoing energy concerns and technology industry slump, as well as carrying only insured airport-related issues in the September 11th aftermath.

[GRAPHIC BAR CHART OMITTED: MOODY'S BOND QUALITY RATING DISTRIBUTION]

Moody's Bond Quality
Rating Distribution

Aaa          70.1%
Aa           13.4%
A             9.7%
Baa           6.2%
Ba            0.0%
B             0.1%
Caa           0.0%
Ca            0.0%
C             0.0%
D             0.0%
Not Rated     0.5%


LB Municipal Bond Fund
seeks high current income which is exempt from federal income tax by investing in investment-grade municipal bonds.****

[GRAPHIC OMITTED: FUND FACTS]

Fund Facts
Inception Date:               12/3/76
Shareholder  Accounts:         19,314
Total Net Assets
(in millions):                 $627.4


Outlook

The amount of monetary and fiscal stimulus currently being directed into the U.S. economy has been unprecedented in the past twenty-five years. These liquidity measures, as well as lower income taxes, should eventually temper investor thirst for municipal bonds. Along with tax cuts in 2002, we expect the Federal Reserve to begin tightening interest rates as the economy exhibits improvement. In an environment of income tax reductions and interest rate hikes, municipal bond yields are widely expected to rise and will be hard pressed to surpass recent returns. Still, with an overall default rate of less than 1%, tax-exempt municipal bonds offer a level of stability and security which has historically been second only to risk-free government securities. That said, credit quality for tax-backed municipal bonds is expected to endure a degree of pressure in relation to a weakened economy, with the reduced revenues, increased costs, and state and local government revenue deficits that typically follow. In the meantime, we will continue to fine tune the overall duration of the portfolio in response to expected interest rate changes and remain steadfast in our commitment to tax-efficient trading. We feel the Fund's history speaks for itself and look to build on this success in years to come.

[GRAPHIC WORM CHART OMITTED:]

Performance Through October 31, 2001

Growth of a $10,000 Investment
Class A shares (since 10/31/91)

                                              Lipper
                                              Median
                                 Lehman       General
                                Brothers     Municipal
  Month End    LB Municipal    Municipal        Debt       Consumer Price
    Date        Bond Fund     Bond Index       Funds            Index
--------------------------------------------------------------------------
  10/31/91         10,000         10,000         10,000         10,000
  11/30/91          9,612         10,028         10,014         10,029
  12/31/91          9,848         10,244         10,250         10,036
   1/31/92          9,852         10,267         10,243         10,051
   2/28/92          9,834         10,270         10,257         10,087
   3/31/92          9,833         10,274         10,262         10,138
   4/30/92          9,945         10,366         10,356         10,153
   5/31/92         10,081         10,488         10,501         10,167
   6/30/92         10,254         10,664         10,692         10,204
   7/31/92         10,609         10,984         11,071         10,226
   8/31/92         10,420         10,877         10,893         10,255
   9/30/92         10,450         10,947         10,937         10,284
  10/31/92         10,332         10,840         10,740         10,320
  11/30/92         10,571         11,034         11,014         10,335
  12/31/92         10,729         11,147         11,150         10,328
   1/31/93         10,833         11,276         11,276         10,378
   2/28/93         11,231         11,684         11,718         10,415
   3/31/93         11,156         11,560         11,580         10,451
   4/30/93         11,262         11,677         11,705         10,480
   5/31/93         11,317         11,742         11,772         10,495
   6/30/93         11,528         11,938         11,975         10,509
   7/31/93         11,531         11,954         11,975         10,509
   8/31/93         11,784         12,203         12,241         10,539
   9/30/93         11,919         12,342         12,385         10,560
  10/31/93         11,995         12,365         12,410         10,604
  11/30/93         11,860         12,256         12,279         10,611
  12/31/93         12,121         12,515         12,524         10,611
   1/31/94         12,255         12,658         12,668         10,640
   2/28/94         11,909         12,330         12,331         10,677
   3/31/94         11,352         11,828         11,792         10,713
   4/30/94         11,405         11,929         11,834         10,728
   5/31/94         11,514         12,032         11,941         10,735
   6/30/94         11,427         11,959         11,863         10,771
   7/31/94         11,635         12,178         12,073         10,801
   8/31/94         11,675         12,220         12,104         10,844
   9/30/94         11,516         12,041         11,907         10,873
  10/31/94         11,284         11,826         11,681         10,881
  11/30/94         11,068         11,612         11,439         10,895
  12/31/94         11,324         11,868         11,719         10,895
   1/31/95         11,669         12,207         12,067         10,939
   2/28/95         12,045         12,562         12,425         10,983
   3/31/95         12,173         12,707         12,537         11,019
   4/30/95         12,184         12,722         12,536         11,055
   5/31/95         12,594         13,128         12,927         11,077
   6/30/95         12,428         13,014         12,786         11,099
   7/31/95         12,514         13,137         12,868         11,099
   8/31/95         12,672         13,304         13,009         11,128
   9/30/95         12,770         13,388         13,088         11,150
  10/31/95         12,973         13,582         13,289         11,186
  11/30/95         13,238         13,808         13,544         11,179
  12/31/95         13,383         13,940         13,694         11,172
   1/31/96         13,482         14,046         13,759         11,237
   2/28/96         13,367         13,951         13,650         11,274
   3/31/96         13,144         13,772         13,433         11,332
   4/30/96         13,075         13,734         13,372         11,376
   5/31/96         13,067         13,728         13,375         11,397
   6/30/96         13,201         13,878         13,501         11,405
   7/31/96         13,320         14,004         13,622         11,426
   8/31/96         13,313         14,001         13,611         11,448
   9/30/96         13,512         14,197         13,806         11,485
  10/31/96         13,665         14,358         13,955         11,521
  11/30/96         13,929         14,620         14,201         11,543
  12/31/96         13,843         14,559         14,138         11,543
   1/31/97         13,869         14,587         14,140         11,579
   2/28/97         13,991         14,721         14,263         11,616
   3/31/97         13,807         14,525         14,077         11,645
   4/30/97         13,898         14,647         14,193         11,659
   5/31/97         14,104         14,867         14,396         11,652
   6/30/97         14,244         15,026         14,551         11,667
   7/31/97         14,666         15,442         14,989         11,681
   8/31/97         14,494         15,297         14,811         11,703
   9/30/97         14,720         15,479         14,990         11,732
  10/31/97         14,797         15,578         15,081         11,761
  11/30/97         14,890         15,670         15,166         11,754
  12/31/97         15,136         15,899         15,405         11,739
   1/31/98         15,298         16,062         15,549         11,761
   2/28/98         15,291         16,067         15,539         11,783
   3/31/98         15,284         16,082         15,543         11,805
   4/30/98         15,209         16,009         15,443         11,827
   5/31/98         15,459         16,262         15,698         11,849
   6/30/98         15,521         16,326         15,750         11,863
   7/31/98         15,549         16,367         15,772         11,878
   8/31/98         15,803         16,620         16,016         11,892
   9/30/98         16,023         16,828         16,208         11,907
  10/31/98         15,998         16,828         16,147         11,936
  11/30/98         16,044         16,887         16,195         11,936
  12/31/98         16,073         16,929         16,224         11,929
   1/31/99         16,261         17,131         16,404         11,958
   2/28/99         16,147         17,055         16,296         11,972
   3/31/99         16,157         17,079         16,298         12,009
   4/30/99         16,186         17,122         16,337         12,096
   5/31/99         16,071         16,988         16,242         12,096
   6/30/99         15,829         16,701         16,008         12,096
   7/31/99         15,894         16,731         16,066         12,132
   8/31/99         15,741         16,597         15,875         12,162
   9/30/99         15,752         16,604         15,837         12,220
  10/31/99         15,579         16,425         15,605         12,242
  11/30/99         15,738         16,599         15,758         12,249
  12/31/99         15,582         16,474         15,607         12,249
   1/31/00         15,500         16,403         15,487         12,278
   2/28/00         15,680         16,594         15,691         12,351
   3/31/00         16,030         16,957         16,038         12,453
   4/30/00         15,927         16,857         15,931         12,460
   5/31/00         15,845         16,769         15,811         12,467
   6/30/00         16,256         17,214         16,213         12,540
   7/31/00         16,497         17,453         16,430         12,562
   8/31/00         16,758         17,722         16,685         12,576
   9/30/00         16,635         17,630         16,583         12,642
  10/31/00         16,840         17,822         16,754         12,664
  11/30/00         16,969         17,957         16,861         12,671
  12/31/00         17,411         18,401         17,308         12,664
   1/31/01         17,579         18,583         17,427         12,744
   2/28/01         17,631         18,642         17,492         12,795
   3/31/01         17,781         18,810         17,640         12,824
   4/30/01         17,554         18,607         17,393         12,875
   5/31/01         17,746         18,808         17,581         12,933
   6/30/01         17,878         18,934         17,720         12,955
   7/31/01         18,152         19,214         17,991         12,918
   8/31/01         18,467         19,531         18,310         12,918
   9/30/01         18,419         19,465         18,189         12,977
  10/31/01        $18,655        $19,697        $18,393        $13,006

As you compare performance, please note that the LB Municipal Bond Fund's performance reflects the maximum 4% sales charge. The performances of the Lehman Brothers Municipal Bond Index and the Lipper Median do not reflect any such charges. If you were to purchase any of the individual bonds or funds represented in these indexes, any charges you would pay would reduce your total return as well.


INSET LEGEND READS:

Lehman
Brothers
Municipal
Bond Index
$19,697

LB Municipal
Bond Fund
$18,655

Lipper Median
General Municipal
Debt Funds
$18,393

Consumer
Price Index
$13,006


INSET BOX ON CHART READS:

LB Municipal Bond Fund
Annualized Total Returns*
------------------------------------------------------------------
Class A shares              1-Year         5-Year        10-Year
Net Asset Value             10.78%          6.42%          6.86%
Public Offering Price        6.35%          5.55%          6.43%

                                            Since
                                        Inception
Class B shares              1-Year       10/31/97
If Held (NAV)                 9.99%          5.17%
If Redeemed (CDSC)            4.99%          4.74%

Institutional shares
Net Asset Value              10.95%          6.18%

*See accompanying notes to Portfolio Management Reviews.



LB Limited Maturity Bond Fund

[PHOTO OMITTED: MICHAEL G. LANDREVILLE]

Michael G. Landreville, an assistant vice president of Lutheran
Brotherhood, is a Chartered Financial Analyst and portfolio manager of the LB Limited Maturity Bond Fund and the LB Income Fund. He has been with Lutheran Brotherhood since 1983 and is also a Certified Public Accountant.

It was an outstanding period for short- and intermediate-bond investors as an aggressive short-term interest rate cutting campaign by the Federal Reserve and increased demand fueled by exasperated equity investors served to boost performance over the twelve-month period ended October 31, 2001. For this period, the Lutheran Brotherhood Limited Maturity Bond Fund posted an 11.89% total return (based on Class A share
NAV), just nipping its Lipper, Inc., peer group of short- and intermediate-term bond funds, which averaged a total return of 11.85%. The Fund's market benchmark, the Lehman Brothers Government/Corporate 1-5 Year Index, turned out a 12.77% total return for the period.

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

U.S. Government                   27.8%
Commercial Paper                  25.0%
Corporate Bonds                   16.1%
Mortgage-Backed Securities        13.3%
U.S. Government Agency            10.2%
Asset-Backed Securities            5.7%
Preferred Stocks                   1.3%
Foreign Government Bonds           0.6%

The Fund's portfolio composition and top holdings represent all share classes.

[GRAPHIC OMITTED: TOP 10 HOLDINGS  SECURITY % OF PORTFOLIO]

                                                             % of
Top 10 Holdings                   Security                 Portfolio
--------------------------------------------------------------------
United States Treasury Notes
(May 2004)                        U.S. Government            17.5%
United States Treasury Notes
(November 2005)                   U.S. Government             7.6%
Federal National Mortgage
Association  (November 2031)      Mortgage-Backed             6.7%
Federal Home Loan Mortgage Corp.
(November 2031)                   Mortgage-Backed             6.6%
Federal National Mortgage
Association  (October 2006)       U.S. Government Agency      2.6%
United States Treasury Notes
(November 2002)                   U.S. Government             2.0%
Discover Card Master Trust I,
Series 1999-6A                    Asset-Backed                0.7%
Allstate Financial Global
Funding, Notes                    Corporate                   0.7%
Dynegy, Inc., Notes               Corporate                   0.7%
MBNA Master Credit Card Trust,
Asset Backed  Certificates,
Series 1999-M-A                   Asset-Backed                0.7%

These holdings represent 45.8% of the the total investment portfolio.


Short-term Interest Rates Fall

As the United States economy continued to wallow in a recessionary environment throughout the twelve-month reporting period, the Federal Reserve was compelled to continue one of the swiftest and most far-reaching short-term interest rate cutting cycles in its history. These frequent cuts to the targeted federal funds and reserve rates, with their "domino effect" on other market interest rates, greatly benefited bond performance. As short-term interest rates plummeted, bond yields quickly followed suit, leading to a sustained rally in short- and intermediate bond prices. Additionally, due to yields on shorter-term bonds falling more quickly than yields on longer-dated issues, bonds with shorter maturities relatively outperformed, further aiding the Fund's performance. Equity investors, fleeing negative returns and unnerving market volatility, helped boost returns by adding to the demand for the relatively safe haven that shorter-maturity high-grade bonds provide.

Corporate Bonds Outperform Treasuries

Over much of the reporting period, high-grade corporate issues outperformed risk-free U.S. Treasury bonds, as the spread between the two security types started 2001 at historically wide levels. Investors willing to take on even a modest increment of additional risk benefited from this gap as the spread compressed somewhat during the year thereby pushing corporate bond performance ahead of treasury securities. The Fund took advantage of this environment by increasing its portfolio allocation to high-quality corporate bonds early in 2001 while valuations were attractive and demand was down.

[GRAPHIC BAR CHART OMITTED: MOODY'S BOND QUALITY RATING DISTRIBUTION]

Moody's Bond Quality
Rating Distribution

Aaa         66.9%
Aa           2.8%
A            9.8%
Baa         15.4%
Ba           5.1%
B            0.0%
Caa          0.0%
Ca           0.0%
C            0.0%
D            0.0%
Not Rated    0.0%


LB Limited Maturity Bond Fund seeks a high level of current income with stability of principal by investing primarily in high-quality intermediate- and shorter-term bonds.

[GRAPHIC OMITTED: FUND FACTS]

Fund Facts
Inception Date:             10/29/99
Shareholder  Accounts:         3,479
Total Net Assets
(in millions):                 $56.0


The Fund's average weighted duration remained short as compared with our peers as we anticipated an eventual recovery with the Federal Reserve well on its way to wrapping up its easing cycle. This scenario was dashed as the events of September 11th unfolded. With the U.S. financial markets badly jarred and investors tense, the Federal Reserve leapt to action by cutting interest rates once again in an effort to restore confidence and a measure of liquidity to the nation's financial infrastructure. The economic recovery many forecasted was put on hold as the nation grieved and searched for answers.

Outlook

Despite the possibility of some near-term setbacks, in terms of corporate profitability and joblessness, we believe the U.S. economy is positioned favorably for a recovery in 2002. The combination of lower interest rates and fiscal stimulus consisting of tax-cuts and government spending should prove advantageous to economic growth. If such a sequence of events plays out, risk-premium securities, such as high-grade corporate bonds, should continue to provide better value in terms of return than U.S. risk-free Treasury bonds. With this in mind, we will continue to overweight the Fund with corporate offerings and add higher percentages of securities, such as asset-backed and mortgage-backed bonds, that we believe represent better value at the front-end of a very steep yield curve.

At this point, we anticipate interest rates soon bottoming and eventually rising later next year. We will maintain a somewhat shorter duration relative to the Fund's peers in anticipation of shorter maturity instruments providing better performance than longer maturity bonds. We will continue to scan the economic backdrop and make changes to the portfolio as conditions merit, always paying close attention to market interest rate movement and the U.S. economy as a whole.


[GRAPHIC WORM CHART OMITTED:]

Performance Through October 31, 2001

Growth of a $10,000 Investment
Class A shares (since 10/31/99)

                    LB        Lehman Brothers    Lipper Median
                  Limited       Government/      Short/Interm.      Consumer
   Month End     Maturity        Corporate      Investment Grade     Price
    Date         Bond Fund    1-5 Year Index      Debt Funds         Index
---------------------------------------------------------------------+-------
     10/31/99      10,000         10,000         10,000             10,000
     11/30/99      10,036         10,017         10,017             10,006
     12/31/99       9,993         10,009         10,003             10,006
      1/31/00       9,941          9,989          9,969             10,030
      2/28/00      10,035         10,065         10,043             10,089
      3/31/00      10,115         10,139         10,134             10,172
      4/30/00      10,105         10,141         10,116             10,178
      5/31/00      10,114         10,172         10,125             10,184
      6/30/00      10,292         10,312         10,289             10,244
      7/31/00      10,344         10,385         10,354             10,262
      8/31/00      10,447         10,484         10,458             10,273
      9/30/00      10,500         10,582         10,553             10,327
     10/31/00      10,520         10,627         10,586             10,345
     11/30/00      10,626         10,743         10,709             10,351
     12/31/00      10,791         10,902         10,880             10,345
      1/31/01      11,001         11,068         11,041             10,410
      2/28/01      11,060         11,158         11,136             10,452
      3/31/01      11,154         11,250         11,213             10,476
      4/30/01      11,178         11,263         11,187             10,517
      5/31/01      11,233         11,330         11,246             10,565
      6/30/01      11,277         11,373         11,286             10,583
      7/31/01      11,435         11,557         11,497             10,553
      8/31/01      11,532         11,651         11,591             10,553
      9/28/01      11,634         11,842         11,734             10,600
     10/31/01     $11,770        $11,987        $11,875            $10,624


INSET LEGEND READS:

Lehman Brothers
Government
Corporate
1-5 Year Index
$11,987

Lipper Median
Short/Intermediate Investment
Grade Debt Funds
$11,875

LB Limited Maturity
Bond Fund
$11,770

Consumer
Price Index
$10,624


LB Limited Maturity Fund
Annualized Total Returns*
------------------------------------------------
                                          Since
                                      Inception
Class A shares            1 Year       10/29/99
Net Asset Value           11.89%          8.48%

                                          Since
                                      Inception
Class B shares            1 Year       10/31/99
If Held (NAV)             11.89%          8.48%

Institutional shares
Net Asset Value           12.22%          8.76%

*See accompanying notes to Portfolio Management Reviews.



LB Money Market Fund

[PHOTO OMITTED: GAIL R. ONAN]

Gail R. Onan, assistant vice president of Lutheran Brotherhood, is portfolio manager of the LB Money Market Fund. She has managed the Fund since January 1994 and has been with Lutheran Brotherhood since 1969.

Money market yields followed closely at the heels of short-term interest rates, which continued to drop throughout the twelve-month period, ended October 31, 2001. Over this time span, the Lutheran Brotherhood Money Market Fund earned a total return of 4.13% for its shareholders (based on Class A share NAV). The Fund's Lipper, Inc., peer group earned an average total return of 4.28% over the same period.

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Commercial Paper               81.2%
U.S. Government Agency          7.7%
Variable Rate Notes             7.1%
Certificates of Deposit         3.5%
Medium Term Notes               0.5%

The Fund's portfolio composition and top holdings represent all share classes.

Federal Reserve Policy

The Federal Reserve continued to cut the targeted overnight federal fund and reserve rates, the key drivers for all interest rates, in response to a U.S. economy that showed few signs of vitality. The swiftness and extent of the interest rate easing campaign was unprecedented and served both to underscore how persistent economic weakness was perceived to be, as well as provide a sense of urgency to bolster the sagging economy. Joblessness and decreased consumer confidence added to the fray late in the reporting period, which had already included a corporate profit recession and a sustained bear market. The short-term interest rate cuts applied downward pressure to money market yields, which predictably, dropped precipitously.

Declining Credit Quality

With many solid, old-line companies facing credit rating downgrades, fewer and fewer firms were left with balance sheets strong enough to allow them access to the top tier money market arenas. Stalwart firms such as Disney, Ford, ATT and Motorola endured credit quality downgrades, leaving the money market with a shortage of issuers just as demand grew high. Risk-averse investors streamed out of equities and higher-risk bonds into money market funds, only to face yields that finished the one-year period around 2%, significantly below the rates seen early in the reporting period.

Outlook

We expect that short-term interest rates are nearing a bottom and that in the first two quarters of 2002 will begin to edge upward, corresponding with a steepened yield curve. In anticipation of higher interest rates, we will seek longer-dated investments to add yield to the Fund, while continuing to carefully scrutinize money market securities for credit worthiness.

Investors who entered the money market over the past year for preservation of principal will likely soon tire of very low yields and move funds to other asset classes. The resulting outflow of funds will decrease the demand for money market instruments and free up a larger supply of corporate commercial paper.

In closing, we would be remiss not to address the repercussions on the nation's money market, as well as the Lutheran Brotherhood Money Market Fund, from the tragic events of September 11th. The industry performed admirably, even heroically, in the weeks succeeding the attacks despite the physical damage to Wall Street, various technical entanglements, and sporadic problems locating securities and cash payments in the electronic networks. We are proud that at no time during the crisis were our Members anything less than fully invested in the money market.


[GRAPHIC OMITTED: TOP 10 HOLDINGS BY CREDITOR % OF PORTFOLIO]

Top 10 Holdings                                              % of
by Creditor                                                Portfolio
--------------------------------------------------------------------
Union Bank of Switzerland                                    4.8%
Abbey National plc                                           4.8%
Govco, Inc.                                                  4.8%
Chevron Corp.                                                4.8%
Federal National Mortgage Association                        4.8%
American General Finance Corp.                               4.4%
Corporate Asset Funding Corp.                                4.1%
General Electric Capital Corp.                               4.0%
American Express Credit Corp.                                4.0%
Bank of New York                                             3.8%

These holdings represent 44.3% of the total  investment portfolio.


LB Money Market Fund
seeks current income with stability of principal by investing in high-quality, short-term debt securities.*****

[GRAPHIC OMITTED: FUND FACTS]

Fund Facts
Inception Date:               2/1/79
Shareholder  Accounts:        71,360
Total Net Assets
(in millions):                $752.0


[GRAPHIC OMITTED: PERFORMANCE AS OF OCTOBER 31, 2001]

Performance as of October 31, 2001
LB Money Market Fund
Annualized Total Returns*                              Seven-Day Yields ******
------------------------------------------------------------------------------
Class A shares        Year        5-Year     10-Year    Effective   Annualized
Net Asset Value       4.13%         4.68%       4.12%    1.95%        1.94%

                                    Since
                                Inception
Class B shares        Year      10/31/97
If Held (NAV)         4.13%         4.66%                1.95%        1.94%

Institutional shares
Net Asset Value       4.53%         5.00%                2.35%        2.32%


Footnotes

     * Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Since performance varies, annualized total returns, which assume a steady rate of growth, differ from the Fund's actual total return for the years indicated. Class A POP (public offering price) returns have been adjusted for the maximum 4% sales charge. NAV (net asset value) returns do not include sales charges. Class B maximum CDSC returns have been adjusted for the maximum 5% contingent deferred sales charge. NAV (net asset value) returns do not include sales charges. Except for the LB Limited Maturity Bond Fund and LB Money Market Fund, there is an asset based sales charge of 0.75% annually for Class B shares. Institutional (no-load) shares, which are available to qualifying Lutheran institutions, Lutheran church organizations, and certain other institutional investors, do not impose a sales charge. The value of an investment fluctuates so that shares, when redeemed, may be worth more or less than the original investment.

       Each fund, except the LB Opportunity Growth Fund, LB Fund, LB High Yield Fund and LB Municipal Bond Fund, is subject to a partial voluntary waiver of advisery fees by the funds' investment adviser, which has the effect of improving the funds' performances. The waiver of fees may be discontinued at any time.

    ** International investing has special risks, including currency fluctuation and political volatility.

   *** High-yield bonds carry greater volatility and risk than investment-grade bonds.

  **** Investors may be subject to state taxes and federal alternative minimum tax.

 ***** An investment in the LB Money Market Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

****** Seven-day yields of the LB Money Market Fund refer to the income generated by an investment in the Fund over a specified seven-day period. Effective yields reflect the reinvestment of income. Yields are subject to daily fluctuation and should not be considered an indication of future results.

This report must be preceded or accompanied by a prospectus of the Lutheran Brotherhood Family of Funds.



AssetMatch SM -- A program for personalized investment strategies

Your financial goals are as unique as you are. And because of this, it's essential to design investment strategies that are specific to your individual circumstances.

Whether you're developing a new strategy or revisiting an existing one, proper planning is key.

-----------------------
That's where Lutheran
Brotherhood's AssetMatch
program comes in.
-----------------------

Your LBSC registered representative is trained in portfolio strategy and guides you through the program:

* Collecting information on your investment profile

* Exploring various asset mixes and their historical risk and return characteristics

* Identifying an optimal mix of investments for your circumstances

You can rely on the knowledge and experience of your LBSC registered representative. He or she can provide solid footing for your personalized investment strategy.

Based on Proven Principles

AssetMatch is based on the same proven principles that have guided successful investors for decades: diversification and asset allocation.

Diversification is the spreading of risk by including a variety of securities (e.g., small-cap stocks, international stocks, high-yield bonds, etc.) in your portfolio.

Why Asset Allocation?

Asset allocation is the process of choosing how much to invest among different asset classes (e.g., stocks, bonds and money market instruments). Studies have shown that portfolio performance depends largely on how you allocate your assets.

According to a study titled "Determinants of Portfolio Performance II: An Update" by Gary Brinson,* 92% of an investment portfolio's performance is due to asset-class selection, while individual security selection and timing of purchase account for only about 6%.

[GRAPHIC OMMITED: ASSETMATCH QUESTIONNAIRE]

With such a large part of performance hinging on asset-class selection, it's critical to have help from your LBSC registered representative, who is trained in asset allocation strategies.

Jumpstart Your Strategy

The first step in the AssetMatch program is to assess your needs.
Completing an AssetMatch questionnaire helps your LBSC registered representative gauge the following:

* Your risk tolerance

* Your investment preferences

* Your time horizon

* Your liquidity needs

The questionnaire is short, yet comprehensive, and you can complete it on your own or with the help of your LBSC registered representative.

Once completed, forward your confidential questionnaire to your LBSC registered representative for analysis. He or she enters your answers into the AssetMatch computer program and determines an optimal mix for your situation. Your LBSC registered representative can then review your AssetMatch results and discuss whether further analysis or adjustments to your strategy are necessary.

Get started today

To obtain an AssetMatch questionnaire or brochure, call your LBSC registered representative, or call our customer service associates at 1-800-990-6290.

* Source: Financial Analysts Journal, May/June 1991. Copyright 1991. Association for Investment Management & Research, Charlottesville, Virginia. All rights reserved.

This page does not constitute part of the report.



Shareholder Services

Systematic Investment Plan (SIP)

This allows you to invest at regular intervals automatically without the manual task of mailing your investments. You determine the amount and frequency, and investments are made automatically from your local bank account. Systematic investing neither guarantees a prot nor prevents a loss in declining markets.

Systematic
Withdrawal Plan (SWP)

Need a steady stream of income to pay monthly bills or make tuition payments? By establishing a SWP, periodic redemptions of any amount can be automatically made from your Lutheran Brotherhood mutual funds directly to you, your designated payee, or your bank or credit union. May not be appropriate for Class B shares. Ask your LBSC registered representative for information.

Dividend Options

You can receive your dividends in cash or reinvest them to purchase additional fund shares with no sales charge.

Regular Fund Updates

You receive annual and semiannual reports and a prospectus at least once a year. The reports provide you with specifics on how the portfolio managers are going about the task of managing the funds. The prospectus describes investment objectives, principal strategies and risks, volatility and performance, and fees and expenses.

Quarterly Performance Updates and Portfolio of Investments for the Lutheran Brotherhood Family of Funds are also available upon request.

Exchange Privileges

If your nancial goals change or you need to reallocate your investments, you can move all or part of your investment from one Lutheran Brotherhood mutual fund to another within the same share class. You can exchange shares of Class A mutual funds without incurring a sales charge if you've already paid an initial sales charge. You can also exchange shares of Class B mutual funds without incurring a CDSC. See your prospectus for more information.

Retirement Plan Opportunities

You can use our funds, except the LB Municipal Bond Fund, for your IRA or other tax-qualied retirement plan. In addition, LBSC's Self-Directed IRA offers an option for investors who want to diversify IRA dollars among individual stocks and bonds, as well as mutual funds.

Account Statements and
Tax Information

You will receive regular statements that keep you up-to-date on your investment portfolio. Annual statements summarize the year's account activity, and an annual Tax Package provides a guide and tax statements.

Invest-/Redeem-by-Phone

Your investments are readily accessible when you need them--even by way of your telephone. If your bank or credit union is a member of the Automated Clearing House (ACH), and you provide written authorization for your mutual fund account(s), you can conduct telephone transfers for both purchases and redemptions. ACH transfers typically take three to ve business days to complete. For your protection, telephone instructions are recorded by LBSC.

Personal Service and Professional Guidance

At Lutheran Brotherhood, we believe successful investing starts well before the first dollar is invested. It begins with a financial professional, like your LBSC registered representative, taking the time to get to know you and understand your financial goals.

LBSC registered representatives have the training and experience to build an investment portfolio that makes sense for your life--based on your individual needs, time horizon, risk tolerance and investment preferences.

While your registered representative is your best source for information, you may also call our customer service associates at 1-800-990-6290, 7 a.m.-9 p.m. (Mon-Fri), 9 a.m.- 1 p.m. (Sat.) CT.

24-Hour Access to Your Lutheran Brotherhood Mutual Funds

By phone (1-800-328-4552)

* Automated Service Line -- Access information about your Lutheran Brotherhood Family of Funds investments. You can process purchases, exchanges and redemptions; order duplicate tax forms and money market checks; and listen to account values, share balances, and fund share prices.

* MarketView SM -- Listen to the views of Lutheran Brotherhood's professional money management team. You can hear portfolio managers talk about important issues that affect your investments as well as other Lutheran Brotherhood funds.

On-line (www.luthbro.com)

* Account Access and MarketView OnLine give shareholders a visual representation of the automated telephone services by way of Lutheran Brotherhood's Web site



[LOGO OMITTED: PRICEWATERHOUSECOOPERS]

                                          PricewaterhouseCoopers LLP
                                          650 Third Avenue South, Suite 1300
                                          Minneapolis MN 55402-4333
                                          Telephone  (612) 596 6000
                                          Facsimile  (612) 373 7160


                           Report of Independent Accountants

To the Trustees and Shareholders of the
Lutheran Brotherhood Family of Funds

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Lutheran Brotherhood Opportunity Growth Fund, Lutheran Brotherhood Mid Cap Growth Fund, Lutheran Brotherhood World Growth Fund, Lutheran Brotherhood Growth Fund, Lutheran Brotherhood Fund, Lutheran Brotherhood Value Fund, Lutheran Brotherhood High Yield Fund, Lutheran Brotherhood Income Fund, Lutheran Brotherhood Municipal Bond Fund, Lutheran Brotherhood Limited Maturity Bond Fund and Lutheran Brotherhood Money Market Fund (each a series in the Lutheran Brotherhood Family of Funds) at October 31, 2001, the results of their operations for the year then ended, the changes in each of their net assets for the two years then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/S/PRICEWATERHOUSECOOPERS LLP

December 7, 2001







LUTHERAN BROTHERHOOD OPPORTUNITY GROWTH FUND
Portfolio of Investments
October 31, 2001

Shares                                                                        Value
-------------                                                          ------------
            COMMON STOCKS -- 97.5% (a)
            Aerospace & Defense -- 0.5%
     3,750  Alliant Techsystems, Inc.                                     $327,218
    31,400  Teledyne Technologies, Inc.                                    476,338 (b)
                                                                    --------------
                                                                           803,556
                                                                    --------------
            Airlines -- 1.0%
    20,400  Alaska Air Group, Inc.                                         497,760 (b)
    18,200  Atlantic Coast
            Airlines Holdings                                              341,796
    45,200  SkyWest, Inc.                                                  827,160
                                                                    --------------
                                                                         1,666,716
                                                                    --------------
            Automotive -- 0.4%
    16,900  Gentex Corp.                                                   402,220 (b)
    46,500  Tower Automotive, Inc.                                         284,580 (b)
                                                                    --------------
                                                                           686,800
                                                                    --------------
            Banks -- 2.6%
    13,500  Boston Private Financial
            Holdings, Inc.                                                 274,185
    19,000  City National Corp.                                            779,000
    14,700  Commerce Bancorp, Inc.                                       1,073,100
    29,200  Community First Bank
            Shares, Inc.                                                   701,384
     7,500  Cullen/Frost Bankers, Inc.                                     202,200
    13,300  East West Bancorp, Inc.                                        300,447
    26,900  Indymac Bancorp, Inc.                                          690,792 (b)
     8,600  Investors Financial
            Services Corp.                                                 454,940
                                                                    --------------
                                                                         4,476,048
                                                                    --------------
            Biotechnology -- 5.1%
     9,300  Abgenix, Inc.                                                  277,047 (b)
    15,600  Cephalon, Inc.                                                 983,580 (b)
    15,300  Enzon, Inc.                                                    946,305 (b)
    25,800  IDEXX Laboratories, Inc.                                       650,160 (b)
    27,400  ILEX Oncology, Inc.                                            715,414 (b)
    11,500  ImClone Systems, Inc.                                          703,685 (b)
    20,300  InterMune, Inc.                                                886,501 (b)
    10,600  Invitrogen Corp.                                               650,204 (b)
     6,300  Myriad Genetics, Inc.                                          289,800 (b)
    22,000  Neurocrine Biosciences, Inc.                                   925,540 (b)
     6,300  NPS Pharmaceuticals, Inc.                                      227,619 (b)
    23,300  Protein Design Labs, Inc.                                      769,133
     6,500  Techne Corp.                                                   195,910 (b)
    18,300  Transkaryotic Therapies, Inc.                                  696,498 (b)
                                                                    --------------
                                                                         8,917,396
                                                                    --------------
            Broadcasting -- 0.7%
    11,200  Cox Radio, Inc., Class A                                       243,040 (b)
    18,500  Emmis Communications Corp.,
            Class A                                                        250,675 (b)
     7,600  Entercom Communications
            Corp.                                                          256,120 (b)
    17,100  Entravision Communications
            Corp.                                                          181,260 (b)
    18,900  Radio One, Inc., Class D                                       218,295 (b)
                                                                    --------------
                                                                         1,149,390
                                                                    --------------
            Chemicals -- 1.4%
    20,000  Cytec Industries, Inc.                                         478,600 (b)
    16,000  OM Group, Inc.                                                 968,800
    13,100  Sigma-Aldrich Corp.                                            491,512
    48,400  Solutia, Inc.                                                  580,800
                                                                    --------------
                                                                         2,519,712
                                                                    --------------
            Communications Equipment -- 2.5%
    11,600  Advanced Fibre
            Communications                                                 216,108 (b)
    45,550  Anaren Microwave, Inc.                                         696,460 (b)
    28,600  CommScope, Inc.                                                559,130 (b)
    26,800  Polycom, Inc.                                                  803,464 (b)
    30,600  REMEC, Inc.                                                    273,870 (b)
    11,500  Tekelec                                                        220,800 (b)
    49,600  Terayon Communication
            Systems, Inc.                                                  562,960 (b)
    32,600  UTStarcom, Inc.                                                765,448 (b)
    19,000  ViaSat, Inc.                                                   281,390 (b)
                                                                    --------------
                                                                         4,379,630
                                                                    --------------
            Computers -- Hardware -- 0.6%
    31,300  Concurrent Computer Corp.                                      367,462 (b)
    26,600  Emulex Corp.                                                   629,888 (b)
                                                                    --------------
                                                                           997,350
                                                                    --------------
            Computers -- Networking -- 0.9%
    29,013  Avocent Corp.                                                  541,383 (b)
    28,500  Overture Services, Inc.                                        750,975 (b)
    15,750  Stellent, Inc.                                                 322,875 (b)
                                                                    --------------
                                                                         1,615,233
                                                                    --------------
            Computers -- Peripherals -- 1.8%
    60,200  Advanced Digital
            Information Corp.                                              899,388 (b)
    29,100  Infocus Corp.                                                  563,376 (b)
    80,500  Oak Technology, Inc.                                           804,195 (b)
    14,900  Secure Computing Corp.                                         243,615 (b)
    33,100  Storage Technology Corp.                                       621,287 (b)
                                                                    --------------
                                                                         3,131,861
                                                                    --------------
            Computers -- Software & Services -- 8.4%
    34,500  Activision, Inc.                                             1,247,175
    22,100  Actuate Corp.                                                   91,715 (b)
    12,800  Advent Software, Inc.                                          493,696 (b)
    67,500  Aether Systems, Inc.                                           470,475 (b)
    21,500  Business Objects S.A., ADR                                     589,315 (b)
    18,500  Cognizant Technology
            Solutions Corp., Class A                                       522,070 (b)
    16,600  Documentum, Inc.                                               245,182 (b)
    13,400  Eclipsys Corp.                                                 167,366 (b)
    17,600  Henry (Jack) & Associates, Inc.                                434,016
     9,800  HNC Software, Inc.                                             169,540 (b)
    39,700  Macromedia, Inc.                                               593,912 (b)
     6,600  Macrovision Corp.                                              162,426 (b)
    36,000  Manhattan Associates, Inc.                                   1,081,440 (b)
    14,900  Manugistics Group, Inc.                                        114,730 (b)
     7,600  MapInfo Corp.                                                   68,932 (b)
    15,400  Mentor Graphics Corp.                                          291,984 (b)
    16,400  Micromuse, Inc.                                                151,700 (b)
     6,600  Netegrity, Inc.                                                 77,484 (b)
    26,552  NetIQ Corp.                                                    747,439 (b)
    34,500  Network Associates, Inc.                                       662,400 (b)
    13,800  Numerical Technologies, Inc.                                   340,584 (b)
    31,964  Peregrine Systems, Inc.                                        461,560 (b)
    32,800  Quest Software, Inc.                                           485,440 (b)
    36,200  RSA Security, Inc.                                             435,848
    29,300  SeaChange International, Inc.                                  720,780 (b)
    16,150  Take Two Interactive
            Software, Inc.                                                 224,970 (b)
    25,500  THQ, Inc.                                                    1,269,900 (b)
    28,300  Titan Corp.                                                    739,479 (b)
    10,100  Verity, Inc.                                                   107,262 (b)
    15,200  WebEx Communications, Inc.                                     468,160 (b)
    43,200  Websense, Inc.                                               1,049,760 (b)
                                                                    --------------
                                                                        14,686,740
                                                                    --------------
            Consumer Finance -- 0.1%
    11,400  AmeriCredit Corp.                                              176,700 (b)
                                                                    --------------
            Containers & Packaging -- Paper -- 0.4%
    43,100  Pactiv Corp.                                                   698,220 (b)
                                                                    --------------
            Distributors -- Food & Health -- 1.7%
    38,850  First Horizon
            Pharmaceutical Corp.                                         1,023,698
     7,500  Patterson Dental Co.                                           285,000 (b)
    20,300  Performance Food Group Co.                                     596,617 (b)
    17,300  Priority Healthcare Corp.,
            Class B                                                        499,797 (b)
    72,300  PSS World Medical, Inc.                                        652,869 (b)
                                                                    --------------
                                                                         3,057,981
                                                                    --------------
            Electrical Equipment -- 1.6%
    42,600  Act Manufacturing, Inc.                                        207,036 (b)
    15,900  Amphenol Corp., Class A                                        708,345 (b)
    26,000  Benchmark Electronics, Inc.                                    443,300 (b)
    10,500  C&D Technologies, Inc.                                         217,560
    10,300  DDi, Corp.                                                      93,009 (b)
     3,200  EDO Corp.                                                       86,240
    17,500  Harman International
            Industries, Inc.                                               578,375
    16,300  Plexus Corp.                                                   407,500 (b)
                                                                    --------------
                                                                         2,741,365
                                                                    --------------
            Electronics -- 8.6%
    33,600  Actel Corp.                                                    623,280 (b)
    39,400  Aeroflex, Inc.                                                 577,998 (b)
    26,400  Alpha Industries, Inc.                                         614,592 (b)
     7,900  AstroPower, Inc.                                               304,229 (b)
    25,800  DSP Group, Inc.                                                541,800 (b)
    13,000  Elantec Semiconductor, Inc.                                    424,970 (b)
    22,400  EXAR Corp.                                                     504,896 (b)
    31,400  Fairchild Semiconductor
            International Corp., Class A                                   667,250 (b)
    46,400  General Semiconductor, Inc.                                    491,840 (b)
    22,400  Genesis Microchip, Inc.                                      1,035,104 (b)
    21,000  Harvard Bioscience, Inc.                                       226,170 (b)
    54,600  Integrated Silicon Solutions                                   567,294 (b)
    22,300  Intersil Holding Corp.                                         730,325 (b)
    44,400  Kopin Corp.                                                    558,996 (b)
    14,220  Maxim Integrated Products, Inc.                                650,565 (b)
    17,700  Mercury Computer Systems, Inc.                                 834,732 (b)
     7,200  Micrel, Inc.                                                   181,080 (b)
    17,000  Microsemi Corp.                                                595,000
    28,700  Microtune, Inc.                                                548,744 (b)
    11,700  MKS Instruments, Inc.                                          252,486 (b)
    48,700  Pericom Semiconductor Corp.                                    655,015 (b)
    21,400  Photon Dynamics, Inc.                                          567,100 (b)
    16,400  Pixelworks, Inc.                                               165,640 (b)
    26,900  Power Integrations, Inc.                                       618,969 (b)
     9,400  Rudolph Technologies, Inc.                                     237,820 (b)
    29,200  Semtech Corp.                                                1,102,300 (b)
    24,000  Silicon Storage Technology, Inc.                               214,800 (b)
    10,700  TriQuint Semiconductor, Inc.                                   189,176 (b)
    14,100  Varian, Inc.                                                   357,294 (b)
                                                                    --------------
                                                                        15,039,465
                                                                    --------------
            Engineering & Construction -- 1.1%
    24,400  Granite Construction, Inc.                                     607,560
    10,200  Jacobs Engineering Group, Inc.                                 668,508 (b)
    16,100  SBA Communications Corp.                                       132,020 (b)
    16,400  Shaw Group, Inc.                                               451,000 (b)
                                                                    --------------
                                                                         1,859,088
                                                                    --------------
            Entertainment -- 0.3%
    14,700  Pixar, Inc.                                                    542,430 (b)
                                                                    --------------
            Equipment -- Semiconductors -- 3.1%
    41,600  Asyst Technologies, Inc.                                       378,560 (b)
    33,500  ATMI, Inc.                                                     638,510 (b)
     9,700  Brooks Automation, Inc.                                        313,116 (b)
    17,200  Cabot Microelectronics Corp.                                 1,140,016 (b)
    11,400  Credence Systems Corp.                                         155,040 (b)
     9,600  Cymer, Inc.                                                    200,640 (b)
     6,000  DuPont Photomasks, Inc.                                        216,240 (b)
    22,300  Helix Technology Corp.                                         432,174
     9,500  LTX Corp.                                                      156,370 (b)
    14,400  Photronic, Inc.                                                357,408 (b)
    25,000  Ultratech Stepper, Inc.                                        336,250 (b)
    10,600  Varian Semiconductor
            Equipment, Inc.                                                318,424 (b)
    28,500  Veeco Instruments, Inc.                                        725,610 (b)
                                                                    --------------
                                                                         5,368,358
                                                                    --------------
            Financial -- Diversified -- 0.6%
    10,400  Doral Financial Corp.                                          362,648
    12,400  Financial Federal Corp.                                        310,000 (b)
     8,700  InterCept Group, Inc.                                          310,590 (b)
                                                                    --------------
                                                                           983,238
                                                                    --------------
            Food & Beverage -- 1.6%
     9,800  Charles River Laboratories
            International, Inc.                                            329,280 (b)
    36,900  Cott Corp.                                                     518,076 (b)
    18,600  Dreyer's Grand Ice Cream, Inc.                                 608,220
    31,400  Smithfield Foods, Inc.                                         660,970
    11,500  Suiza Foods Corp.                                              678,155 (b)
                                                                    --------------
                                                                         2,794,701
                                                                    --------------
            Freight & Shipping -- 2.0%
    40,500  Atlas Air, Inc.                                                522,855 (b)
    24,700  C.H. Robinson Worldwide, Inc.                                  661,219
    26,800  Iron Mountain, Inc.                                          1,046,540 (b)
    43,400  Swift Transportation Co., Inc.                                 737,366 (b)
    17,300  USFreightways Corp.                                            538,203
                                                                    --------------
                                                                         3,506,183
                                                                    --------------
            Gold & Precious Metals Mining -- 0.1%
    11,500  Stillwater Mining Co.                                          179,285 (b)
                                                                    --------------
            Health Care -- Drugs & Pharmaceuticals -- 2.5%
     9,100  Alkermes, Inc.                                                 233,415 (b)
     3,900  Barr Laboratories, Inc.                                        283,920 (b)
    14,300  Celgene Corp.                                                  470,756 (b)
     9,200  Cell Therapeutics, Inc.                                        276,276 (b)
     9,500  Cima Labs, Inc.                                                513,475 (b)
    21,500  Cubist Pharmaceuticals, Inc.                                   866,450 (b)
    20,100  Medicis Pharmaceutical
            Corp., Class A                                               1,159,569 (b)
     9,500  Noven Pharmaceuticals, Inc.                                    203,680 (b)
     7,300  Pharmaceutical Resources, Inc.                                 250,390 (b)
    10,100  Tanox, Inc.                                                    171,599 (b)
                                                                    --------------
                                                                         4,429,530
                                                                    --------------
            Health Care -- Medical Products & Supplies -- 4.4%
    15,500  AmerisourceBergen Corp.                                        985,180 (b)
    20,700  Apogent Technologies, Inc.                                     484,794 (b)
    12,800  AthroCare Corp.                                                252,800 (b)
    58,900  Cytyc Corp.                                                  1,544,358
    12,500  Endocare, Inc.                                                 277,500 (b)
    12,050  Henry Schein, Inc.                                             406,688 (b)
    14,300  Integra LifeSciences
            Holding Corp.                                                  420,420 (b)
     5,300  ResMed, Inc.                                                   295,740 (b)
     9,900  Respironics, Inc.                                              333,432 (b)
    44,200  Thoratec Corp.                                                 861,900 (b)
    14,600  Varian Medical Systems, Inc.                                   979,660 (b)
    24,500  Zoll Medical Corp.                                             826,875 (b)
                                                                    --------------
                                                                         7,669,347
                                                                    --------------
            Health Care Management -- 3.2%
     4,050  Anthem, Inc.                                                   169,614 (b)
    11,000  Community Health Systems, Inc.                                 275,000 (b)
    31,000  Coventry Health Care, Inc.                                     664,640 (b)
    35,200  First Health Group Corp.                                       950,400
    33,500  Health Net, Inc.                                               735,325 (b)
    10,400  Lifepoint Hospitals, Inc.                                      324,272 (b)
     9,800  Manor Care, Inc.                                               228,928 (b)
    34,400  Province Healthcare Co.                                        947,720 (b)
    12,400  Triad Hospitals, Inc.                                          333,560 (b)
    10,400  Trigon Healthcare, Inc.                                        638,456 (b)
     9,700  Universal Health Services, Inc.,
            Class B                                                        391,783
                                                                    --------------
                                                                         5,659,698
                                                                    --------------
            Health Care Services -- 3.5%
    16,000  Accredo Health, Inc.                                           545,920
    14,800  AdvancePCS                                                     899,396
    10,700  Albany Molecular Research, Inc.                                296,390 (b)
    16,300  Apria Healthcare Group, Inc.                                   374,900 (b)
    12,250  Arena Pharmaceuticals, Inc.                                    138,425 (b)
    10,100  Array BioPharma, Inc.                                          104,030 (b)
    34,600  Covance, Inc.                                                  634,910 (b)
    14,300  Davita, Inc.                                                   260,260 (b)
     7,600  IMPATH, Inc.                                                   280,212 (b)
     7,500  Lincare Holdings, Inc.                                         192,750
    14,100  MAXIMUS, Inc.                                                  579,792 (b)
    16,100  Orthodontic Centers of
            America, Inc.                                                  406,203 (b)
    15,900  Pharmaceutical Product
            Development, Inc.                                              424,053 (b)
    25,200  Renal Care Group, Inc.                                         791,280 (b)
     7,650  Specialty Laboratories                                         220,397 (b)
                                                                    --------------
                                                                         6,148,918
                                                                    --------------
            Homebuilding -- 0.2%
     9,500  Lennar Corp.                                                   344,470
                                                                    --------------
            Housewares & Household Products -- 0.6%
    35,400  Dial Corp.                                                     590,472
    26,200  Tupperware Corp.                                               534,218
                                                                    --------------
                                                                         1,124,690
                                                                    --------------
            Insurance -- 2.1%
    20,550  Arthur J. Gallagher & Company                                  750,897
    25,000  Fidelity National Financial, Inc.                              575,250
    13,200  HCC Insurance Holdings, Inc.                                   362,868
    11,000  PartnerRe Ltd.                                                 511,500
    21,000  Protective Life Corp.,
            Capital Trust II                                               578,550
     5,300  Radian Group, Inc.                                             179,511
     8,400  Renaissancere Holdings, Ltd.                                   810,432
                                                                    --------------
                                                                         3,769,008
                                                                    --------------
            Investment Banking & Brokerage -- 0.3%
    19,400  Waddell & Reed Financial, Inc.,
            Class A                                                        494,506
                                                                    --------------
            Investment Management -- 1.1%
    14,800  Affiliated Managers Group, Inc.                                913,160 (b)
     9,900  American Capital Strategies, Ltd.                              245,223
    15,150  BlackRock, Inc.                                                655,238 (b)
     6,400  Eaton Vance Corp.                                              179,840
                                                                    --------------
                                                                         1,993,461
                                                                    --------------
            Leisure Products -- 0.2%
    27,000  Midway Games, Inc.                                             429,840 (b)
                                                                    --------------
            Machinery - Diversified -- 0.6%
    17,450  Mettler-Toledo International, Inc.                             801,130 (b)
    13,300  MSC Industrial Direct Co., Inc.,
            Class A                                                        218,120 (b)
                                                                    --------------
                                                                         1,019,250
                                                                    --------------
            Manufacturing -- 1.8%
    14,200  Diebold, Inc.                                                  515,460
    24,600  Fisher Scientific
            International, Inc.                                            735,540 (b)
    15,900  Harsco Corp.                                                   508,005
    26,400  Mobile Mini, Inc.                                              823,152 (b)
    14,000  Teleflex, Inc.                                                 560,000
                                                                    --------------
                                                                         3,142,157
                                                                    --------------
            Metals Mining -- 0.4%
    31,900  Massey Energy Co.                                              653,950
                                                                    --------------
            Office Equipment & Supplies -- 0.5%
     9,200  Optimal Robotics Corp.                                         271,216 (b)
    23,000  United Stationers, Inc.                                        645,150 (b)
                                                                    --------------
                                                                           916,366
                                                                    --------------
            Oil & Gas -- 5.5%
    42,900  Cal Dive International, Inc.                                   896,181 (b)
    17,750  Core Laboratories N.V. (USD)                                   289,325 (b)
     8,500  Evergreen Resources, Inc.                                      339,490 (b)
    17,200  Global Industries Ltd.                                         121,604 (b)
    14,100  Hanover Compressor Co.                                         388,878 (b)
    34,700  Key Energy Services, Inc.                                      301,890 (b)
     9,700  Louis Dreyfus Natural Gas Corp.                                384,120 (b)
    22,800  National-Oilwell, Inc.                                         422,256 (b)
    14,500  Newfield Exploration Co.                                       504,745 (b)
    36,100  Oceaneering International, Inc.                                703,950 (b)
    11,900  Patterson-UTI Energy, Inc.                                     214,438 (b)
    10,900  Precision Drilling Corp.                                       276,642 (b)
    41,200  Pride International, Inc.                                      529,832 (b)
    13,100  Spinnaker Exploration Co.                                      574,828 (b)
     9,800  Stone Energy Corp.                                             387,590 (b)
    42,250  TETRA Technologies, Inc.                                       719,095 (b)
    16,400  Tidewater, Inc.                                                495,608
    17,450  Torch Offshore, Inc.                                            96,150 (b)
    13,700  Unit Corp.                                                     150,015 (b)
    44,900  Vintage Petroleum, Inc.                                        785,301
    59,300  XTO Energy, Inc.                                             1,067,400
                                                                    --------------
                                                                         9,649,338
                                                                    --------------
            Publishing -- 0.4%
    17,600  Scholastic Corp.                                               786,720 (b)
                                                                    --------------
            Restaurants -- 2.6%
    11,800  AFC Enterprises, Inc.                                          297,950 (b)
    17,400  Buca, Inc.                                                     236,292 (b)
    25,300  CBRL Group, Inc.                                               635,283
    13,200  CEC Entertainment, Inc.                                        511,368 (b)
     8,850  Cheesecake (The) Factory                                       249,570
    11,700  Panera Bread Co.                                               481,455 (b)
    10,100  PF Chang's China Bistro, Inc.                                  400,263 (b)
    35,700  RARE Hospitality
            International, Inc.                                            650,811 (b)
    14,200  Ruby Tuesday, Inc.                                             244,808
    24,600  Sonic Corp.                                                    824,346 (b)
                                                                    --------------
                                                                         4,532,146
                                                                    --------------
            Retail -- 7.1%
     9,900  99 Cents Only Stores                                           351,945 (b)
    11,200  Abercrombie & Fitch Co.,
            Class A                                                        210,784 (b)
    12,400  American Eagle Outfitters, Inc.                                339,760
    12,200  AnnTaylor Stores, Inc.                                         268,400 (b)
     9,100  Barnes and Noble, Inc.                                         334,425 (b)
     2,200  BJ's Wholesale Club, Inc.                                      111,694 (b)
    15,150  Chico's FAS, Inc.                                              393,900
    24,850  Christopher & Banks Corp.                                      818,808 (b)
    43,600  Circuit City Stores, Inc.                                      797,880 (b)
    18,500  Cost Plus (California), Inc.                                   359,825 (b)
    11,000  Fastenal Co.                                                   649,550
    15,400  Genesco, Inc.                                                  281,050 (b)
    16,200  Hot Topic, Inc.                                                409,536 (b)
    19,200  Insight Enterprise, Inc.                                       312,000 (b)
    17,100  Linens 'N Things, Inc.                                         311,220 (b)
    33,500  Men's Wearhouse, Inc.                                          665,645 (b)
    14,500  Michael's Stores, Inc.                                         744,865 (b)
    11,100  NIKE, Inc., Class B                                            547,896
    31,800  O'Reilly Automotive, Inc.                                      898,668 (b)
    13,925  Pacific Sunwear of California                                  191,469 (b)
    44,900  Pep Boys-Manny, Moe, & Jack                                    527,575
    36,700  Sonic Automotive, Inc.                                         609,954 (b)
    13,900  Tech Data Corp.                                                593,391 (b)
    35,250  Too, Inc.                                                      938,003 (b)
    17,500  Tweeter Home Entertainment
            Group, Inc.                                                    275,800 (b)
    38,200  Venator Group, Inc.                                            553,900 (b)
                                                                    --------------
                                                                        12,497,943
                                                                    --------------
            Retail -- Food & Drug -- 1.1%
    37,300  Caremark Rx, Inc.                                              499,820 (b)
     7,300  Duane Reade, Inc.                                              218,416 (b)
     5,900  Krispy Kreme Doughnuts, Inc.                                   206,323 (b)
    31,300  Whole Foods Market, Inc.                                     1,087,675
                                                                    --------------
                                                                         2,012,234
                                                                    --------------
            Services -- 0.7%
    13,200  Adminstaff, Inc.                                               296,868 (b)
    16,800  On Assignment, Inc.                                            272,328 (b)
    28,200  Tetra Tech, Inc.                                               729,816 (b)
                                                                    --------------
                                                                         1,299,012
                                                                    --------------
            Services -- Cyclical -- 5.7%
    62,600  Acxiom Corp.                                                   738,054 (b)
    36,200  Career Education Corp.                                         943,734
     8,000  Catalina Marketing Corp.                                       221,200 (b)
    16,700  Cerner Corp.                                                   897,625 (b)
    19,550  ChoicePoint, Inc.                                              836,349
    37,900  Copart, Inc.                                                 1,112,365 (b)
     6,550  Corinthian Colleges, Inc.                                      239,272 (b)
    24,900  Corporate Executive Board Co.                                  761,193 (b)
     5,450  DeVry, Inc.                                                    146,878 (b)
    16,200  Edison Schools, Inc.                                           305,370 (b)
    20,400  Education Management Corp.                                     703,800 (b)
     9,700  Forrester Research, Inc.                                       156,655 (b)
    18,500  F.Y.I., Inc.                                                   665,075 (b)
    21,200  Getty Images, Inc.                                             330,508 (b)
    23,200  ITT Educational Services, Inc.                                 882,760 (b)
    17,000  Metris Companies, Inc.                                         275,570
    33,700  Sylvan Learning Systems, Inc.                                  754,880 (b)
                                                                    --------------
                                                                         9,971,288
                                                                    --------------
            Services -- Technology -- 1.6%
    15,100  Bisys Group, Inc.                                              785,502 (b)
    10,150  FactSet Research Systems, Inc.                                 251,213
    13,100  Investment Technology Group                                    843,771 (b)
    12,300  National Data Corp.                                            432,960
    13,200  ScanSource, Inc.                                               566,808 (b)
                                                                    --------------
                                                                         2,880,254
                                                                    --------------
            Specialty Printing -- 0.4%
    21,700  Valassis Communications, Inc.                                  677,040 (b)
                                                                    --------------
            Steel -- 0.1%
    11,500  Maverick Tube Corp.                                            139,150 (b)
                                                                    --------------
            Telephone & Telecommunications -- 1.9%
    17,800  AirGate PCS, Inc.                                              915,988 (b)
    39,350  Alamosa Holdings, Inc.                                         554,048 (b)
    13,400  Metro One
            Telecommunications, Inc.                                       404,010 (b)
    52,450  Powerwave Technologies, Inc.                                   802,485 (b)
    16,050  Triton PCS Holdings, Inc.,
            Class A                                                        516,489 (b)
     6,800  Western Wireless Corp.                                         198,356 (b)
                                                                    --------------
                                                                         3,391,376
                                                                    --------------
            Utilities -- 0.7%
    29,800  Atmos Energy Corp.                                             642,190
    19,000  Equitable Resources, Inc.                                      625,290
                                                                    --------------
                                                                         1,267,480
                                                                    --------------
            Waste Management -- 1.2%
    21,200  Stericycle, Inc.                                             1,017,600 (b)
    37,100  Waste Connections, Inc.                                      1,084,062 (b)
                                                                    --------------
                                                                         2,101,662
                                                                    --------------
            Total Common Stocks
            (cost $187,258,947)                                        170,978,280
                                                                    --------------

Principal
Amount
------------
            SHORT-TERM SECURITIES -- 2.5% (a)
            Commercial Paper
$1,420,000  Household Finance Corp.,
            2.63% Due 11/1/2001                                          1,420,000
 3,000,000  Park Avenue Receivables Corp.,
            2.51% Due 11/1/2001                                          3,000,000
                                                                    --------------
            Total Short-Term Securities
            (at amortized cost)                                          4,420,000
                                                                    --------------
            Total Investments
            (cost $191,678,947)                                       $175,398,280 (c)
                                                                    ==============

Notes to Portfolio of Investments:
----------------------------------

(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood Opportunity Growth Fund.

(b) Currently non-income producing.

(c) At October 31, 2001, the aggregate cost of securities for federal tax purposes was $192,940,818 and the net unrealized depreciation of investments based on that cost was $17,542,538 which is comprised of $13,800,362 aggregate gross unrealized appreciation and $31,342,900 aggregate gross unrealized depreciation.

(d) Miscellaneous Footnotes:
    (ADR) -- American Depository Receipts


The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD MID CAP GROWTH FUND
Portfolio of Investments
October 31, 2001

Shares                                                                        Value
-------------                                                          ------------
            COMMON STOCKS -- 94.6% (a)
            Aerospace & Defense -- 0.1%
     9,200  Precision Castparts Corp.                                     $209,203
                                                                    --------------
            Airlines -- 0.3%
    31,400  Southwest Airlines Co.                                         499,260
                                                                    --------------
            Automotive -- 0.3%
    18,800  Gentex Corp.                                                   447,440 (b)
                                                                    --------------
            Banks -- 1.8%
    10,450  City National Corp.                                            428,450
     5,400  Dime Bancorp, Inc.                                             182,952
    11,500  Dime Bancorp, Inc.,
            Stock Warrants                                                   2,415 (b)
     4,500  Investors Financial
            Services Corp.                                                 238,050
    10,800  Marshall & Ilsley Corp.                                        633,312
     5,500  North Fork Bancorporation, Inc.                                153,450
     7,300  TCF Financial Corp.                                            306,600
    12,700  Union Planters Corp.                                           514,350
     3,900  Zions Bancorp.                                                 186,888
                                                                    --------------
                                                                         2,646,467
                                                                    --------------
            Biotechnology -- 6.7%
     4,500  Abgenix, Inc.                                                  134,055 (b)
     6,200  Biogen, Inc.                                                   341,000 (b)
    13,200  Cephalon, Inc.                                                 832,260 (b)
    13,800  Enzon, Inc.                                                    853,530 (b)
    17,900  Genzyme Corp.                                                  965,705
    17,900  Gilead Sciences, Inc.                                        1,125,910 (b)
     3,500  Human Genome Sciences, Inc.                                    149,205 (b)
    18,850  IDEC Pharmaceuticals Corp.                                   1,130,623 (b)
    18,600  ImClone Systems, Inc.                                        1,138,134 (b)
    14,000  Invitrogen Corp.                                               858,760 (b)
    11,300  MedImmune, Inc.                                                443,412 (b)
     9,800  Millennium Pharmaceuticals, Inc.                               249,508 (b)
     6,600  Neurocrine Biosciences, Inc.                                   277,662 (b)
    30,600  Protein Design Labs, Inc.                                    1,010,106
    10,300  Techne Corp.                                                   310,442 (b)
                                                                    --------------
                                                                         9,820,312
                                                                    --------------
            Broadcasting -- 1.7%
     9,000  Adelphia Communications
            Corp., Class A                                                 199,170 (b)
    13,500  Charter Communications, Inc.,
            Class A                                                        190,890 (b)
     8,100  Cox Radio, Inc., Class A                                       175,770 (b)
    10,900  Echostar Communications
            Corp., Class A                                                 252,771 (b)
    13,600  Insight Communications, Inc.,
            Class A                                                        278,800 (b)
    13,100  Radio One, Inc., Class D                                       151,305 (b)
     8,300  Univision Communications, Inc.,
            Class A                                                        207,500 (b)
    32,400  USA Networks, Inc.                                             597,456 (b)
    19,100  Westwood One, Inc.                                             454,389 (b)
                                                                    --------------
                                                                         2,508,051
                                                                    --------------
            Chemicals -- 1.2%
    14,900  Cytec Industries, Inc.                                         356,557 (b)
    13,100  Ecolab, Inc.                                                   460,858
     9,900  Praxair, Inc.                                                  467,082
    13,900  Sigma-Aldrich Corp.                                            521,528
                                                                    --------------
                                                                         1,806,025
                                                                    --------------
            Communications Equipment -- 3.1%
    58,428  ADC Telecommunications, Inc.                                   265,847 (b)
    14,900  Advanced Fibre
            Communications                                                 277,587 (b)
     7,500  American Tower Corp., Class A                                   82,650 (b)
    23,300  CIENA Corp.                                                    378,858 (b)
    23,800  CommScope, Inc.                                                465,290 (b)
    25,300  Comverse Technology, Inc.                                      475,893 (b)
    11,880  JDS Uniphase Corp.                                              94,921 (b)
     5,700  Level 3 Communications
            Holdings Corp.                                                 495,159 (b)
    26,700  Polycom, Inc.                                                  800,466 (b)
    11,200  Scientific-Atlanta, Inc.                                       233,744
    37,600  Tekelec                                                        721,920 (b)
     9,700  UTStarcom, Inc.                                                227,756 (b)
                                                                    --------------
                                                                         4,520,091
                                                                    --------------
            Computers -- Hardware -- 1.7%
    26,150  Brocade Communication
            Systems, Inc.                                                  641,983 (b)
    33,800  Emulex Corp.                                                   800,384 (b)
    12,700  Extreme Networks, Inc.                                         148,463 (b)
    18,600  Juniper Networks, Inc.                                         414,594 (b)
    12,600  NCR Corp.                                                      446,670 (b)
                                                                    --------------
                                                                         2,452,094
                                                                    --------------
            Computers -- Networking -- 0.5%
    51,800  Network Appliance, Inc.                                        688,940 (b)
                                                                    --------------
            Computers -- Software & Services -- 9.7%
     7,500  Activision, Inc.                                               271,125
     4,200  Advent Software, Inc.                                          161,994 (b)
    10,300  Affiliated Computer Services,
            Inc., Class A                                                  906,915 (b)
    15,600  Autodesk, Inc.                                                 518,232
    47,800  BEA Systems, Inc.                                              580,292 (b)
    12,000  BMC Software, Inc.                                             180,840 (b)
    19,100  Business Objects S.A., ADR                                     523,531 (b)
    20,500  Check Point Software
            Technologies Ltd.                                              605,160 (b)
    26,000  Citrix Systems, Inc.                                           608,400 (b)
    47,200  Compuware Corp.                                                485,216 (b)
    23,000  Digex, Inc.                                                     38,640 (b)
    13,600  EBay, Inc.                                                     713,728 (b)
    22,400  Electronic Arts, Inc.                                        1,152,704 (b)
    16,000  Henry (Jack) & Associates, Inc.                                394,560
    11,100  Informatica Corp.                                              102,897 (b)
     4,900  Internet Security Systems, Inc.                                129,605 (b)
    20,700  Interwoven, Inc.                                               151,317 (b)
    26,800  Intuit, Inc.                                                 1,077,896 (b)
    31,300  Macromedia, Inc.                                               468,248 (b)
    11,300  Macrovision Corp.                                              278,093 (b)
    12,400  Manugistics Group, Inc.                                         95,480 (b)
    11,300  Mercury Interactive Corp.                                      269,166 (b)
    13,000  Micromuse, Inc.                                                120,250 (b)
     5,900  NetIQ Corp.                                                    166,085 (b)
    13,700  Openwave Systems, Inc.                                         105,901 (b)
    24,700  PeopleSoft, Inc.                                               735,319 (b)
    30,000  Peregrine Systems, Inc.                                        433,200 (b)
    26,100  Rational Software Corp.                                        342,432 (b)
    11,900  Retek, Inc.                                                    241,808 (b)
    29,850  RSA Security, Inc.                                             359,394
     5,700  Siebel Systems, Inc.                                            93,081 (b)
    18,400  Sonus Networks, Inc.                                            77,464 (b)
     6,300  Synopsys, Inc.                                                 296,100 (b)
    13,000  THQ, Inc.                                                      647,400 (b)
    15,500  VeriSign, Inc.                                                 600,005 (b)
     9,500  WebEx Communications, Inc.                                     292,600 (b)
                                                                    --------------
                                                                        14,225,078
                                                                    --------------
            Consumer Finance -- 0.9%
    15,600  AmeriCredit Corp.                                              241,800 (b)
     8,900  Capital One Financial Corp.                                    367,659
     8,000  Certegy, Inc.                                                  228,000 (b)
    10,300  Countrywide Credit
            Industry, Inc.                                                 411,279
                                                                    --------------
                                                                         1,248,738
                                                                    --------------
            Distributors --
            Food & Health -- 0.7%
    16,100  Andrx Corp. (Andrx Group)                                    1,045,373 (b)
                                                                    --------------
            Electrical Equipment -- 2.0%
    12,900  Amphenol Corp., Class A                                        574,695 (b)
    23,100  AVX Corp.                                                      427,581
     8,600  DDi, Corp.                                                      77,658 (b)
     2,600  EDO Corp.                                                       70,070
    15,902  Flextronics International, Ltd.                                316,450 (b)
    13,000  Harman International
            Industries, Inc.                                               429,650
    11,500  Sanmina Corp.                                                  174,110 (b)
     3,200  SPX Corp.                                                      318,720 (b)
    25,000  Vishay Intertechnology, Inc.                                   471,750 (b)
                                                                    --------------
                                                                         2,860,684
                                                                    --------------
            Electronics -- 8.2%
     8,400  Altera Corp.                                                   169,680 (b)
    26,800  Amkor Technologies, Inc.                                       333,660 (b)
    17,100  Analog Devices, Inc.                                           649,800 (b)
    43,700  Applied Micro Circuits Corp.                                   482,011 (b)
    12,600  Atmel Corp.                                                    100,170 (b)
     7,600  Elantec Semiconductor, Inc.                                    248,444 (b)
    13,200  Grainger, W.W., Inc.                                           571,560
    15,400  Integrated Device
            Technology, Inc.                                               428,890 (b)
    25,100  Intersil Holding Corp.                                         822,025 (b)
    29,300  LSI Logic Corp.                                                496,635 (b)
     4,860  Maxim Integrated Products, Inc.                                222,345 (b)
    12,400  Micrel, Inc.                                                   311,860 (b)
    31,540  Microchip Technology, Inc.                                     984,679 (b)
    17,300  National Semiconductor Corp.                                   449,454 (b)
    11,800  Newport Corp.                                                  183,962
    21,900  NVIDIA Corp.                                                   938,634
    16,800  PerkinElmer, Inc.                                              452,088
     6,900  PMC-Sierra, Inc.                                               111,987 (b)
     9,800  QLogic Corp.                                                   385,630 (b)
    37,400  RF Micro Devices, Inc.                                         764,456 (b)
    20,100  Semtech Corp.                                                  758,775 (b)
    21,100  Silicon Storage Technology, Inc.                               188,845 (b)
    28,600  Tektronix, Inc.                                                563,420 (b)
    10,700  TriQuint Semiconductor, Inc.                                   189,176 (b)
    14,500  Vitesse Semiconductor Corp.                                    136,880 (b)
    24,400  Waters Corp.                                                   865,956 (b)
     5,940  Xilinx, Inc.                                                   180,695 (b)
                                                                    --------------
                                                                        11,991,717
                                                                    --------------
            Engineering & Construction -- 0.7%
    11,800  Jacobs Engineering Group, Inc.                                 773,372 (b)
     7,200  SBA Communications Corp.                                        59,040 (b)
     9,100  Shaw Group, Inc.                                               250,250 (b)
                                                                    --------------
                                                                         1,082,662
                                                                    --------------
            Equipment -- Semiconductors -- 2.2%
     3,700  Brooks Automation, Inc.                                        119,436 (b)
    12,400  Cabot Microelectronics Corp.                                   821,872 (b)
    40,700  EMCORE Corp.                                                   454,212 (b)
    10,780  KLA-Tencor Corp.                                               440,471 (b)
    18,300  LAM Research Corp.                                             346,968 (b)
    14,030  Novellus Systems, Inc.                                         463,411 (b)
    19,900  Veeco Instruments, Inc.                                        506,654 (b)
                                                                    --------------
                                                                         3,153,024
                                                                    --------------
            Financial -- Diversified -- 1.5%
     5,450  AMBAC Financial Group, Inc.                                    261,600
     6,500  Doral Financial Corp.                                          226,655
    17,650  InterCept Group, Inc.                                          630,105 (b)
     8,700  Moody's Corp.                                                  302,064
     5,200  SEI Investments Co.                                            159,900
     7,300  USA Educational, Inc.                                          595,388
                                                                    --------------
                                                                         2,175,712
                                                                    --------------
            Food & Beverage -- 1.7%
     6,000  Charles River Laboratories
            International, Inc.                                            201,600 (b)
     7,500  Hershey Foods Corp.                                            477,975
    13,600  Pepsi Bottling Group, Inc.                                     632,128
    29,000  Smithfield Foods, Inc.                                         610,450
     8,700  Suiza Foods Corp.                                              513,039 (b)
                                                                    --------------
                                                                         2,435,192
                                                                    --------------
            Freight & Shipping -- 0.8%
    10,600  C.H. Robinson Worldwide, Inc.                                  283,762
     9,260  Expeditors International of
            Washington, Inc.                                               418,552
    13,600  USFreightways Corp.                                            423,096
                                                                    --------------
                                                                         1,125,410
                                                                    --------------
            Hardware & Tools -- 0.4%
    16,500  Stanley Works                                                  632,280
                                                                    --------------
            Health Care --
            Diversified -- 0.3%
    18,550  IVAX Corp.                                                     381,203
                                                                    --------------
            Health Care -- Drugs &
            Pharmaceuticals -- 4.5%
     5,000  Allergan, Inc.                                                 358,950
     4,600  Barr Laboratories, Inc.                                        334,880 (b)
    20,900  Biovail Corp.                                                  987,734 (b)
    10,900  Celgene Corp.                                                  358,828 (b)
    11,640  Forest Laboratories, Inc.                                      865,783 (b)
    28,524  King Pharmaceuticals, Inc.                                   1,112,151
    14,100  Medicis Pharmaceutical Corp.,
            Class A                                                        813,429 (b)
     5,600  Mylan Laboratories, Inc.                                       206,472
    10,500  Shire Pharmaceuticals
            Group, ADR                                                     469,350 (b)
    13,600  Teva Pharmaceutical Industries,
            Ltd., ADR                                                      840,480
     4,520  Watson Pharmaceuticals, Inc.                                   215,514 (b)
                                                                    --------------
                                                                         6,563,571
                                                                    --------------
            Health Care -- Medical
            Products & Supplies -- 4.2%
    18,200  AmerisourceBergen Corp.                                      1,156,792 (b)
    22,500  Applera Corp. --
            Applied Biosystems                                             656,550
    22,857  Biomet, Inc.                                                   697,139
     7,800  Boston Scientific Corp.                                        177,372 (b)
    46,300  Cytyc Corp.                                                  1,213,986
    10,600  Henry Schein, Inc.                                             357,750 (b)
     5,000  Stryker Corp.                                                  281,200
    12,600  St. Jude Medical, Inc.                                         894,600 (b)
     9,600  Varian Medical Systems, Inc.                                   644,160 (b)
                                                                    --------------
                                                                         6,079,549
                                                                    --------------
            Health Care
            Management -- 3.2%
     3,300  Anthem, Inc.                                                   138,204 (b)
     7,400  Community Health Systems, Inc.                                 185,000 (b)
    18,100  Express Scripts, Inc., Class A                                 741,014
    27,300  First Health Group Corp.                                       737,100
    22,850  Health Management Associates,
            Inc., Class A                                                  445,347 (b)
     5,500  Lifepoint Hospitals, Inc.                                      171,490 (b)
    13,200  Manor Care, Inc.                                               308,352 (b)
     6,800  Province Healthcare Co.                                        187,340 (b)
     8,200  Tenet Healthcare Corp.                                         471,664 (b)
     5,900  Triad Hospitals, Inc.                                          158,710 (b)
     8,000  Trigon Healthcare, Inc.                                        491,120 (b)
     8,600  Universal Health Services, Inc.,
            Class B                                                        347,354
     2,800  Wellpoint Health Networks, Inc.,
            Class A                                                        312,452 (b)
                                                                    --------------
                                                                         4,695,147
                                                                    --------------
            Health Care Services -- 2.4%
     6,300  Accredo Health, Inc.                                           214,956
     3,400  AdvancePCS                                                     206,618
    19,800  Laboratory Corp. of
            America Holdings                                             1,706,760
    14,100  Lincare Holdings, Inc.                                         362,370
     5,300  MAXIMUS, Inc.                                                  217,936 (b)
     6,500  Pharmaceutical Product
            Development, Inc.                                              173,355 (b)
    10,200  Quest Diagnostics, Inc.                                        666,876
                                                                    --------------
                                                                         3,548,871
                                                                    --------------
            Homebuilding -- 0.2%
     9,300  Lennar Corp.                                                   337,218
                                                                    --------------
            Insurance -- 2.5%
    17,600  Ace, Ltd.                                                      620,400
    15,100  Arthur J. Gallagher & Company                                  551,754
    12,000  Everest Reinsurance Group, Ltd.                                802,200
    20,300  Fidelity National Financial, Inc.                              467,103
     4,100  MGIC Investment Corp.                                          212,134
     4,900  PartnerRe Ltd.                                                 227,850
    10,000  Radian Group, Inc.                                             338,700
     5,000  XL Capital, Ltd., Class A                                      434,300
                                                                    --------------
                                                                         3,654,441
                                                                    --------------
            Investment Banking &
            Brokerage -- 0.6%
    13,900  A.G. Edwards, Inc.                                             549,606
     4,800  Legg Mason, Inc.                                               202,128
     4,250  Waddell & Reed Financial, Inc.,
            Class A                                                        108,333
                                                                    --------------
                                                                           860,067
                                                                    --------------
            Investment
            Management -- 1.0%
    10,900  Affiliated Managers Group, Inc.                                672,530 (b)
    12,150  BlackRock, Inc.                                                525,488 (b)
     7,800  Federated Investors, Inc.,
            Class B                                                        203,580
                                                                    --------------
                                                                         1,401,598
                                                                    --------------
            Leisure Products -- 0.7%
     9,540  Harley Davidson, Inc.                                          431,780
    33,500  Mattel, Inc.                                                   634,155 (b)
                                                                    --------------
                                                                         1,065,935
                                                                    --------------
            Lodging & Hotels -- 0.2%
    12,700  Extended Stay America, Inc.                                    171,450 (b)
     6,600  Starwood Hotels & Resorts                                      145,464
                                                                    --------------
                                                                           316,914
                                                                    --------------
            Machinery -- Diversified -- 0.5%
    16,750  Mettler-Toledo International, Inc.                             768,993 (b)
                                                                    --------------
            Manufacturing -- 1.5%
    12,400  Diebold, Inc.                                                  450,120
    11,600  Jabil Circuit, Inc.                                            245,920 (b)
    11,200  Millipore Corp.                                                585,760
    11,500  Sealed Air Corp.                                               460,460 (b)
    10,100  Teleflex, Inc.                                                 404,000
                                                                    --------------
                                                                         2,146,260
                                                                    --------------
            Oil & Gas -- 5.9%
     4,000  Apache Corp.                                                   206,400
    28,720  BJ Services Co.                                                734,945
     5,500  Cooper Cameron Corp.                                           214,500 (b)
     7,100  Devon Energy Corp.                                             271,930
    12,300  EOG Resources, Inc.                                            435,051
     7,600  Global Marine, Inc.                                            122,360 (b)
     6,100  Hanover Compressor Co.                                         168,238 (b)
    14,500  Helmerich & Payne, Inc.                                        439,785
     5,100  Mitchell Energy &
            Development Corp., Class A                                     271,575
    12,300  Nabors Industries, Inc.                                        378,102 (b)
    10,000  National-Oilwell, Inc.                                         185,200 (b)
    10,100  Noble Drilling Corp.                                           308,555 (b)
    33,300  Ocean Energy, Inc.                                             607,725
    12,100  Patina Oil & Gas Corp.                                         326,095
     7,784  Phillips Petroleum Co.                                         423,527
    25,100  Pride International, Inc.                                      322,786 (b)
     9,300  Santa Fe International Corp.                                   226,362
     5,210  Smith International, Inc.                                      246,433 (b)
     7,400  Spinnaker Exploration Co.                                      324,712 (b)
    14,100  Sunoco, Inc.                                                   527,763
    13,600  Tidewater, Inc.                                                410,992
    12,200  Transocean Sedco Forex, Inc.                                   367,830
    13,400  Weatherford International, Inc.                                458,682 (b)
    39,150  XTO Energy, Inc.                                               704,700
                                                                    --------------
                                                                         8,684,248
                                                                    --------------
            Publishing -- 0.6%
     6,600  Gemstar-TV Guide
            International, Inc.                                            133,782 (b)
    15,400  Scholastic Corp.                                               688,380 (b)
                                                                    --------------
                                                                           822,162
                                                                    --------------
            Restaurants -- 1.6%
    14,700  Brinker International, Inc.                                    373,380 (b)
     8,500  CEC Entertainment, Inc.                                        329,290 (b)
     9,850  Cheesecake (The) Factory                                       277,770
    19,800  Darden Restaurants, Inc.                                       633,996
    15,000  Starbucks Corp.                                                256,800
    17,000  Wendy's International, Inc.                                    447,100
                                                                    --------------
                                                                         2,318,336
                                                                    --------------
            Retail -- 6.3%
    15,900  Abercrombie & Fitch Co.,
            Class A                                                        299,238 (b)
    11,100  American Eagle Outfitters, Inc.                                304,140
     7,100  AutoZone, Inc.                                                 415,563 (b)
     9,700  Barnes and Noble, Inc.                                         356,475 (b)
    16,560  Bed, Bath & Beyond, Inc.                                       414,994 (b)
    13,000  Best Buy Co., Inc.                                             713,700 (b)
    10,900  BJ's Wholesale Club, Inc.                                      553,393 (b)
     8,500  Christopher & Banks Corp.                                      280,075 (b)
    10,500  Cost Plus (California), Inc.                                   204,225 (b)
    16,480  Dollar Tree Stores, Inc.                                       370,306 (b)
    14,300  Family Dollar Stores, Inc.                                     412,698
    13,700  Fastenal Co.                                                   808,985
     2,800  Kohl's Corp.                                                   155,708 (b)
    11,700  Linens 'N Things, Inc.                                         212,940 (b)
    20,200  Men's Wearhouse, Inc.                                          401,374 (b)
    12,800  Michael's Stores, Inc.                                         657,536 (b)
    11,100  NIKE, Inc., Class B                                            547,896
    18,500  O'Reilly Automotive, Inc.                                      522,810 (b)
    12,900  Tech Data Corp.                                                550,701 (b)
    10,600  Tiffany & Co.                                                  247,934
    16,700  TJX Companies, Inc.                                            564,460
     5,900  Too, Inc.                                                      156,999 (b)
                                                                    --------------
                                                                         9,152,150
                                                                    --------------
            Retail -- Food &
            Drug -- 1.0%
    60,200  Caremark Rx, Inc.                                              806,680 (b)
    19,550  Whole Foods Market, Inc.                                       679,363
                                                                    --------------
                                                                         1,486,043
                                                                    --------------
            Services -- 0.5%
     2,500  Adminstaff, Inc.                                                56,225 (b)
    32,700  Robert Half International, Inc.                                674,601 (b)
                                                                    --------------
                                                                           730,826
                                                                    --------------
            Services -- Cyclical -- 3.9%
    39,500  Acxiom Corp.                                                   465,705 (b)
     6,200  Catalina Marketing Corp.                                       171,430 (b)
    20,050  Cendant Corp.                                                  259,848 (b)
    12,000  Cerner Corp.                                                   645,000 (b)
    15,000  ChoicePoint, Inc.                                              641,700
    13,200  Cintas Corp.                                                   533,544
     8,000  Convergys Corp.                                                224,800 (b)
     1,700  Corinthian Colleges, Inc.                                       62,101 (b)
    13,500  Corporate Executive Board Co.                                  412,695 (b)
    12,100  Crown Castle International Corp.                               141,570 (b)
     6,200  DeVry, Inc.                                                    167,090 (b)
    13,400  Getty Images, Inc.                                             208,906 (b)
    14,500  IMS Health, Inc.                                               309,865
    14,600  ITT Educational Services, Inc.                                 555,530 (b)
    13,800  Lamar Advertising Co.                                          433,320 (b)
    14,200  Metris Companies, Inc.                                         230,182
     6,700  TMP Worldwide, Inc.                                            199,995 (b)
                                                                    --------------
                                                                         5,663,281
                                                                    --------------
            Services -- Technology -- 3.5%
    24,000  Bisys Group, Inc.                                            1,248,480 (b)
    42,400  Concord EFS, Inc.                                            1,160,488
     8,900  CSG System International, Inc.                                 278,214 (b)
    16,000  Equifax, Inc.                                                  357,760
     6,200  FactSet Research Systems, Inc.                                 153,450
    26,550  Fiserv, Inc.                                                   987,395
     4,000  Investment Technology Group                                    257,640 (b)
    23,760  SunGard Data Systems, Inc.                                     598,752
                                                                    --------------
                                                                         5,042,179
                                                                    --------------
            Specialty Printing -- 0.3%
    15,700  Valassis Communications, Inc.                                  489,840 (b)
                                                                    --------------
            Telephone &
            Telecommunications -- 1.0%
    27,800  Alamosa Holdings, Inc.                                         391,424 (b)
     5,900  Metro One
            Telecommunications, Inc.                                       177,885 (b)
    14,400  Powerwave Technologies, Inc.                                   220,320 (b)
    14,500  Triton PCS Holdings, Inc.,
            Class A                                                        466,610 (b)
     9,440  Western Wireless Corp.                                         275,365 (b)
                                                                    --------------
                                                                         1,531,604
                                                                    --------------
            Textiles -- 0.2%
    10,300  Jones Apparel Group, Inc.                                      284,280 (b)
                                                                    --------------
            Utilities -- 1.5%
    23,800  Calpine Corp.                                                  589,050 (b)
    10,500  Dynegy, Inc., Class A                                          376,950
     5,600  El Paso Corp.                                                  274,736
    16,200  Equitable Resources, Inc.                                      533,142
     5,000  Kinder Morgan, Inc.                                            248,150
     9,500  NRG Energy, Inc.                                               167,865 (b)
                                                                    --------------
                                                                         2,189,893
                                                                    --------------
            Waste Management -- 0.3%
    25,900  Republic Services, Inc.,
            Class A                                                        424,242 (b)
                                                                    --------------
            Total Common Stocks
            (cost $155,719,669)                                        138,212,604
                                                                    --------------

Principal
Amount
------------
            SHORT-TERM
            SECURITIES -- 5.4% (a)
            Commercial Paper
$1,150,000  BellSouth Corp.,
            2.9% Due 11/1/2001                                           1,150,000
 5,870,000  Household Finance Corp.,
            2.63% Due 11/1/2001                                          5,870,000
   899,000  Park Avenue Receivables Corp.,
            2.4% Due 11/23/2001                                            897,681
                                                                    --------------
            Total Short-Term Securities
            (at amortized cost)                                          7,917,681
                                                                    --------------
            Total Investments
            (cost $163,637,350)                                       $146,130,285 (c)
                                                                    ==============

Notes to Portfolio of Investments:
----------------------------------

(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood Mid Cap Growth Fund.

(b) Currently non-income producing.

(c) At October 31, 2001, the aggregate cost of securities for federal income tax purposes was $164,767,465 and the net unrealized depreciation of investments based on that cost was $18,637,180 which is comprised of $12,263,287 aggregate gross unrealized appreciation and $30,900,467 aggregate gross unrealized depreciation.

(d) Miscellaneous Footnotes:
    (ADR) -- American Depository Receipts

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD WORLD GROWTH FUND
Portfolio of Investments
October 31, 2001

Shares                                                                          Value
-------------                                                            ------------
            AUSTRALIA -- 0.8% (a)
            COMMON STOCKS
    40,674  Brambles Industries Ltd.                                      $222,798
                                                                    --------------
            PREFERRED STOCK
    88,890  News Corp. Ltd.                                                526,509
                                                                    --------------
                                                                           749,307
                                                                    --------------
            BELGIUM -- 0.7% (a)
            COMMON STOCKS
    26,230  Dexia                                                          404,612
     9,470  Fortis, Class B                                                223,166
     2,580  UCB SA                                                          98,207
                                                                    --------------
                                                                           725,985
                                                                    --------------
            BRAZIL -- 0.9% (a)
            COMMON STOCKS
     7,294  Companhia Brasileira de
            Distribuicao Grupo Pao de
            Acucar ADS (USD)                                               110,723
                                                                    --------------
            PREFERRED STOCK
    39,890  Petroleo Brasileiro SA --
            Petrobras                                                      766,207
                                                                    --------------
                                                                           876,930
                                                                    --------------
            CANADA -- 1.0% (a)
            COMMON STOCKS
     4,160  Alcan Aluminum                                                 127,673
    18,198  Celestica Inc. (USD)                                           624,555 (b)
     8,240  Royal Bank of Canada                                           243,025
                                                                    --------------
                                                                           995,253
                                                                    --------------
            DENMARK -- 0.2% (a)
            COMMON STOCKS
     6,326  Tele Danmark                                                   216,994
                                                                    --------------
            FINLAND -- 1.8% (a)
            COMMON STOCKS
    88,110  Nokia Oyj                                                    1,840,989
                                                                    --------------
            FRANCE -- 14.9% (a)
            COMMON STOCKS
     1,690  Altran Technologies SA                                          77,524
    30,182  Aventis SA                                                   2,216,005
    48,056  Axa                                                          1,050,342
    18,355  BNP Paribas                                                  1,525,468
     2,503  Cap Gemini Sogeti SA                                           140,708
     4,630  Cie de St. Gobain                                              643,408
     2,650  Group Danone                                                   306,285
     2,110  Hermes International                                           267,975
       846  Lafarge Coppee                                                  75,104
     1,155  L'Oreal SA                                                      79,681
    29,560  Orange SA                                                      239,290 (b)
    23,190  Sanofi-Synthelabo SA                                         1,527,866
    12,430  Schneider Electric SA                                          497,293
     5,294  Societe Generale                                               264,512
    24,629  Societe Television Francaise 1                                 552,928
    19,378  Sodexho Alliance SA                                            911,565
    14,780  STMicroeletronics NV                                           417,427
    21,844  Total Fina Elf, Class B                                      3,065,022
    20,706  Vivendi Universal SA                                           966,586
                                                                    --------------
                                                                        14,824,989
                                                                    --------------
            GERMANY -- 3.6% (a)
            COMMON STOCKS
     5,404  Allianz AG                                                   1,272,512
     5,108  Bayer AG                                                       151,615
     7,180  Deutsche Bank AG                                               399,043
     3,183  Deutsche Telekom AG                                             49,214
    11,894  E. On AG                                                       619,417
     9,464  Gehe AG                                                        354,115
     2,727  Rhoen-Klinikum AG                                              133,678
     4,220  SAP AG                                                         436,503
     3,184  Siemens AG                                                     154,161
                                                                    --------------
                                                                         3,570,258
                                                                    --------------
            GREECE -- 0.3% (a)
            COMMON STOCKS
    18,480  Hellenic Telecommunications
            Organization SA                                                299,193
                                                                    --------------
            HONG KONG -- 1.8% (a)
            COMMON STOCKS
    68,000  Cheung Kong Holdings Ltd.                                      575,385
    90,000  China Unicom Ltd.                                               84,231 (b)
    68,000  Henderson Land
            Development Ltd.                                               218,385
    65,200  Hutchison Whampoa Ltd.                                         526,615
   198,000  Li & Fung, Ltd.                                                189,115
   428,000  Pacific Century
            Cyberworks Ltd.                                                113,859
    12,000  Sun Hung Kai Properties Ltd.                                    73,846
                                                                    --------------
                                                                         1,781,436
                                                                    --------------
            INDIA -- 0.3% (a)
            COMMON STOCKS
    14,037  ICICI Ltd., ADR (USD)                                           97,698
    19,000  Reliance Industries Ltd.,
            GDR (USD)                                                      220,400
                                                                    --------------
                                                                           318,098
                                                                    --------------
            IRELAND -- 0.1% (a)
            COMMON STOCKS
     5,847  SmartForce plc, ADR (USD)                                       96,242 (b)
                                                                    --------------
            ITALY -- 5.9% (a)
            COMMON STOCKS
    58,560  Alleanza Assicurazioni                                         603,092
    11,647  Assicurazioni Generali SpA                                     318,991
   450,204  Banca Intesa SpA                                             1,052,833
    43,240  Bipop-Carire SpA                                                73,895
    86,389  ENI SpA                                                      1,081,620
     5,360  Instituto Bancario San
            Paolo di Torino                                                 56,262
    11,000  Mediaset SpA                                                    71,731
    27,115  Mediolanum SpA                                                 209,986
    64,615  Olivetti SpA                                                    75,611
   139,556  Telecom Italia Mobile SpA                                      759,418
    99,368  Telecom Italia SpA                                             744,897
   214,232  UniCredito Italiano SpA                                        790,033
                                                                    --------------
                                                                         5,838,369
                                                                    --------------
            JAPAN -- 13.2% (a)
            COMMON STOCKS
     1,000  Aiful Corp.                                                     78,339
    43,000  Canon Inc.                                                   1,249,174
     7,100  Fanuc Co.                                                      295,483
        53  Fuji Television Network Inc.                                   230,952
    20,000  Fujisawa Pharmaceutical
            Co. Ltd.                                                       479,824
    17,000  Fujitsu Ltd.                                                   125,684
    16,000  Hitachi Ltd.                                                   109,021
     5,000  Ito-Yokado Co.                                                 220,327
    11,000  Kao Corp.                                                      260,313
    10,000  Kokuyo Co. Ltd.                                                 86,499
     4,400  Kyocera Corp.                                                  299,090
    40,000  Marui Co. Ltd.                                                 540,863
     6,800  Matsushita Communication
            Industrial Co. Ltd.                                            190,885
    52,000  Matsushita Electric
            Industrial Co.                                                 615,284
    51,000  Mitsui Fudosan Co. Ltd.                                        517,304
       193  Mizuho Holdings Inc.                                           582,725
     8,300  Murata Manufacturing Co. Ltd.                                  520,168
    35,000  NEC Corp.                                                      317,026
        76  Nippon Telegraph &
            Telecom Corp.                                                  312,571
    66,000  Nomura Securities Co. Ltd.                                     867,110
        97  NTT DoCoMo Inc.                                              1,313,966
    14,000  Sankyo Co.                                                     271,900
     9,100  Seven-Eleven Japan Co. Ltd.                                    395,797
     9,350  Shin-Etsu Chemical Co. Ltd.                                    307,483
    28,000  Shiseido Co. Ltd.                                              276,698
    21,900  Sony Corp.                                                     827,427
    47,000  Sumitomo Corp.                                                 274,609
    67,000  Sumitomo Mitsui Bank Ltd.                                      413,881
     2,400  TDK Corp.                                                      106,540
    75,000  Toshiba Corp.                                                  277,245
        46  UFJ Holdings, Inc.                                             204,953
    19,000  Yamanouchi Pharmaceutical
            Co. Ltd.                                                       562,814
                                                                    --------------
                                                                        13,131,955
                                                                    --------------
            KOREA -- 0.6% (a)
            COMMON STOCKS
     4,200  Samsung Electronics                                            564,446
                                                                    --------------
            LUXEMBOURG -- 0.1% (a)
            COMMON STOCKS
       698  Societe Europeenne
            des Satellites                                                  75,966
                                                                    --------------
            MEXICO -- 0.4% (a)
            COMMON STOCKS
    10,000  Grupo Iusacell SA de CV,
            ADR (USD)                                                       26,100 (b)
     3,046  Grupo Iusacell SA de CV,
            Stock Rights                                                       944
     8,883  Grupo Televisa SA de CV,
            ADR (USD)                                                      270,487 (b)
     2,762  Telefonos de Mexico, Class L,
            ADR (USD)                                                       94,074
                                                                    --------------
                                                                           391,605
                                                                    --------------
            NETHERLANDS -- 7.4% (a)
            COMMON STOCKS
     1,328  Akzo Nobel NV                                                   54,408
    32,450  ASM Lithography Holdings NV                                    466,994 (b)
    25,540  Elsevier NV                                                    296,568
     2,103  Equant NV                                                       21,847 (b)
    23,400  Fortis (NL) NV                                                 553,539
    74,330  ING Group NV                                                 1,851,914
     7,400  Koninklijke Ahold NV                                           208,064
     3,147  Koninklijke KPN NV                                              12,171
    57,859  Koninklijke (Royal) Philips
            Electronics NV                                               1,313,521
    15,570  Royal Dutch Petroleum Co.                                      791,250
    48,610  VNU NV                                                       1,416,601
    20,234  Wolters Kluwer                                                 424,411
                                                                    --------------
                                                                         7,411,288
                                                                    --------------
            NORWAY -- 0.4% (a)
            COMMON STOCKS
    20,000  Orkla ASA, Class A                                             332,595
    11,460  Statoil ASA                                                     79,193 (b)
                                                                    --------------
                                                                           411,788
                                                                    --------------
            PORTUGAL -- 0.5% (a)
            COMMON STOCKS
    12,888  Jeronimo Martins                                                86,245
    55,414  Portugal Telecom, SGPS, SA                                     438,610
                                                                    --------------
                                                                           524,855
                                                                    --------------
            SINGAPORE -- 1.0% (a)
            COMMON STOCKS
    10,452  Flextronics International
            Ltd. (USD)                                                     207,995
    10,000  Singapore Press Holdings Ltd.                                   86,668
   117,472  United Overseas Bank                                           657,258
                                                                    --------------
                                                                           951,921
                                                                    --------------
            SOUTH KOREA -- 0.6% (a)
            COMMON STOCKS
    11,593  Korea Telecom Corp.,
            ADR (USD)                                                      241,598
     7,878  Pohang Iron & Steel,
            ADR (USD)                                                      135,108
    10,000  SK Telecom Co. Ltd.,
            ADR (USD)                                                      210,800
                                                                    --------------
                                                                           587,506
                                                                    --------------
            SPAIN -- 2.8% (a)
            COMMON STOCKS
    64,367  Banco Bilboa Vizcaya
            Argentaria SA                                                  719,633
    81,192  Banco Santander
            Central Hispano                                                624,390
    26,065  Endesa SA                                                      398,551
    13,027  Repsol SA                                                      188,646
    46,259  Telefonica SA                                                  555,046
     7,290  Telefonica SA, ADR (USD)                                       258,576
                                                                    --------------
                                                                         2,744,842
                                                                    --------------
            SWEDEN -- 3.3% (a)
            COMMON STOCKS
    20,240  Electrolux AB, Class B                                         242,875
    29,300  Hennes & Mauritz AB, Class B                                   512,281
   124,640  LM Ericsson AB, Class B                                        539,835
   101,735  Nordea AB                                                      449,214
     6,440  Sandvik AB, Class A                                            135,841
    86,289  Securitas AB, Class B                                        1,435,871
                                                                    --------------
                                                                         3,315,917
                                                                    --------------
            SWITZERLAND -- 5.1% (a)
            COMMON STOCKS
    24,370  Adecco SA                                                    1,077,448
     6,620  Credit Suisse Group                                            241,677
     9,850  Nestle SA                                                    2,041,919
     8,400  Roche Holding AG                                               581,728
    24,930  UBS AG                                                       1,157,851
                                                                    --------------
                                                                         5,100,623
                                                                    --------------
            TAIWAN -- 0.6% (a)
            COMMON STOCKS
   330,300  Taiwan Semiconductor
            Manufacturing Co. Ltd.                                         584,009 (b)
                                                                    --------------
            UNITED KINGDOM -- 26.4% (a)
            COMMON STOCKS
    14,600  Abbey National plc                                             216,972
    35,959  AstraZeneca Group plc                                        1,619,890
     2,500  Autonomy Corp. plc                                              10,677 (b)
     3,600  Barclays plc                                                   108,255
    18,881  BG Group plc                                                    71,383
   107,000  BP Amoco plc (USD)                                             862,686
    48,620  Brambles Industries plc                                        243,851 (b)
    57,753  Cable & Wireless plc                                           260,922
    81,372  Cadbury Schweppes plc                                          505,935
    26,486  Celltech Group plc                                             345,132 (b)
    50,300  Centrica plc                                                   160,025
   238,950  Compass Group plc                                            1,740,821 (b)
    24,000  David S. Smith Holdings plc                                     49,682
    13,000  Dimension Data Holdings
            plc (USD)                                                       14,164 (b)
    62,920  Electrocomponents plc                                          418,630
    28,370  Friends Provident, plc                                          75,420 (b)
     4,000  GKN plc                                                         15,442
   171,847  GlaxoSmithKline plc                                          4,618,382
   202,538  Granada plc                                                    383,231
    66,070  Hays plc                                                       158,127
    31,600  HSBC Holdings plc (HKD)                                        342,333
    62,950  J Sainsbury plc                                                343,843
    62,545  Kingfisher plc                                                 290,749
    62,381  Lattice Group plc                                              140,236
    12,000  Reckitt Benckiser plc                                          167,351
   278,805  Reed International plc                                       2,280,264
    65,319  Rio Tinto plc                                                1,058,961
    93,478  Royal Bank of Scotland
            Group plc                                                    2,233,837
   257,380  Shell Transport &
            Trading Co. plc                                              1,925,565
    29,300  Standard Chartered plc (USD)                                   292,416
   160,730  Tesco                                                          566,220
   154,402  Tomkins plc                                                    376,263
    75,507  Unilever                                                       547,897
    15,488  United Business Media plc                                       98,548
   989,358  Vodafone Group plc (USD)                                     2,285,213
    68,800  Woolworths Group plc                                            36,230 (b)
   150,340  WPP Group plc                                                1,359,534
                                                                    --------------
                                                                        26,225,087
                                                                    --------------

Principal
Amount
------------
            SHORT TERM
            SECURITIES -- 5.3% (a)
            Commercial Paper -- 1.7%
$1,700,000  Park Avenue Receivables Corp.,
            2.65% Due 11/1/2001                                          1,700,000
                                                                    --------------
            Euro Time Deposit -- 3.6%
      (EUR) State Street Bank
 4,000,000  (Grand Caymen),
            3.55% Due 11/1/2001                                          3,597,799
                                                                    --------------
            Total Short-Term Securities
            (at amortized cost)                                          5,297,799
                                                                    --------------
            Total Investments
            (cost $122,430,897)                                        $99,453,650
                                                                    ==============


Notes to Portfolio of Investments:
----------------------------------

(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood World Growth Fund.

(b) Currently non-income producing.

(c) Security Classification:

                             Cost             Value          % of Portfolio
                         ------------     -------------      --------------
Common Stocks &
Warrants                 $115,278,147       $92,863,135           93.4%
Preferred Stocks            1,854,951         1,292,716            1.3%
Short-Term                  5,297,799         5,297,799            5.3%
                         ------------      ------------        -------
Total Investments        $122,430,897       $99,453,650          100.0%
                         ------------      ------------        -------

(d) At October 31, 2001, the aggregate cost of securities for federal income tax purposes was $122,879,888 and the net unrealized depreciation of investments based on that cost was $23,426,238 which is comprised of $4,525,639 aggregate gross unrealized appreciation and $27,951,877 aggregate gross unrealized depreciation.

(e) Miscellaneous Footnotes:
    (ADR) -- American Depository Receipts
    (ADS) -- American Depository Shares
    (GDR) -- Global Depository Receipts
    (USD) -- Denominated in U.S. Dollars

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD GROWTH FUND
Portfolio of Investments
October 31, 2001

Shares                                                                       Value
-------------                                                         ------------
            COMMON STOCKS -- 91.6% (a)
            Airlines -- 0.4%
     9,400  Southwest Airlines Co.                                        $149,452
                                                                    --------------
            Aluminum -- 0.2%
     2,200  Alcoa, Inc.                                                     70,994
                                                                    --------------
            Banks -- 2.3%
     2,050  Bank of America Corp.                                          120,930
     3,070  Bank of New York Co., Inc.                                     104,411
     2,700  Fifth Third BanCorp                                            152,334
       470  Northern Trust Corp.                                            23,730
     6,609  US Bancorp                                                     117,508
     2,200  Washington Mutual, Inc.                                         66,418
     5,700  Wells Fargo & Co.                                              225,150
                                                                    --------------
                                                                           810,481
                                                                    --------------
            Biotechnology -- 1.9%
     9,150  Amgen, Inc.                                                    519,903 (b)
     1,040  Human Genome Sciences, Inc.                                     44,335 (b)
     3,160  MedImmune, Inc.                                                123,998 (b)
                                                                    --------------
                                                                           688,236
                                                                    --------------
            Broadcasting -- 2.6%
     7,000  Clear Channel
            Communications, Inc.                                           266,840 (b)
     7,700  Comcast Corp., Class A                                         275,968 (b)
     2,400  Cox Communications, Inc.,
            Class A                                                         91,920 (b)
     3,740  Echostar Communications
            Corp., Class A                                                  86,731 (b)
    16,450  Liberty Media Corp.,
            Class A                                                        192,301 (b)
                                                                    --------------
                                                                           913,760
                                                                    --------------
            Chemicals -- 0.2%
     1,400  Praxair, Inc.                                                   66,052
                                                                    --------------
            Communications
            Equipment -- 2.5%
     5,810  ADC Telecommunications, Inc.                                    26,436 (b)
     3,500  CIENA Corp.                                                     56,910 (b)
     2,310  Comverse Technology, Inc.                                       43,451 (b)
     6,150  Corning, Inc.                                                   49,569
     9,268  JDS Uniphase Corp.                                              74,051 (b)
     2,600  Motorola, Inc.                                                  42,562
    16,300  Nokia Corp., ADR                                               334,313
     5,410  QUALCOMM, Inc.                                                 265,739 (b)
                                                                    --------------
                                                                           893,031
                                                                    --------------
            Computers --
            Hardware -- 3.7%
     3,050  Apple Computer                                                  53,558 (b)
     3,620  Brocade Communication
            Systems, Inc.                                                   88,871 (b)
     2,900  Compaq Computer Corp.                                           25,375
    11,600  Dell Computer Corp.                                            278,168 (b)
     1,700  Hewlett Packard Co.                                             28,611
     4,690  International Business
            Machines Corp.                                                 506,848
     3,500  Juniper Networks, Inc.                                          78,015 (b)
    23,100  Sun Microsystems, Inc.                                         234,465
                                                                    --------------
                                                                         1,293,911
                                                                    --------------
            Computers --
            Networking -- 2.0%
    38,200  Cisco Systems, Inc.                                            646,344 (b)
     5,290  Network Appliance, Inc.                                         70,357 (b)
                                                                    --------------
                                                                           716,701
                                                                    --------------
            Computers --
            Peripherals -- 0.8%
    21,980  EMC Corp.                                                      270,794 (b)
                                                                    --------------
            Computers -- Software &
            Services -- 6.3%
       450  Affiliated Computer Services,
            Inc., Class A                                                   39,623 (b)
     4,450  BEA Systems, Inc.                                               54,023 (b)
     2,800  Check Point Software
            Technologies Ltd.                                               82,656 (b)
     1,600  Electronic Arts, Inc.                                           82,336 (b)
     2,700  I-2 Technologies, Inc.                                          12,312 (b)
     2,420  Intuit, Inc.                                                    97,332 (b)
     1,350  Macrovision Corp.                                               33,224 (b)
    20,400  Microsoft Corp.                                              1,186,260 (b)
       930  Openwave Systems, Inc.                                           7,189 (b)
    23,020  Oracle Corp.                                                   312,151 (b)
     2,160  Siebel Systems, Inc.                                            35,273 (b)
     3,800  VeriSign, Inc.                                                 147,098 (b)
     4,635  Veritas Software Corp.                                         131,541 (b)
     1,570  Yahoo!, Inc.                                                    17,082 (b)
                                                                    --------------
                                                                         2,238,100
                                                                    --------------
            Consumer Finance -- 0.6%
     7,120  MBNA Corp.                                                     196,583
                                                                    --------------
            Distributors --
            Food & Health -- 1.0%
     4,415  Cardinal Health, Inc.                                          296,291
     3,000  Sysco Corp.                                                     72,330
                                                                    --------------
                                                                           368,621
                                                                    --------------
            Electrical Equipment -- 4.3%
     8,000  Flextronics International, Ltd.                                159,200 (b)
    35,120  General Electric Co.                                         1,278,719
     5,700  Solectron Corp.                                                 70,110 (b)
                                                                    --------------
                                                                         1,508,029
                                                                    --------------
            Electronics -- 4.8%
     2,400  Altera Corp.                                                    48,480 (b)
     4,600  Analog Devices, Inc.                                           174,800 (b)
     2,680  Applied Micro Circuits Corp.                                    29,560 (b)
     1,360  Broadcom Corp., Class A                                         46,798 (b)
    22,490  Intel Corp.                                                    549,206
     1,800  Linear Technology Corp.                                         69,840
     3,200  Maxim Integrated Products, Inc.                                146,400 (b)
     1,690  PMC-Sierra, Inc.                                                27,429 (b)
    12,550  Texas Instruments, Inc.                                        351,275
     3,400  Waters Corp.                                                   120,666 (b)
     4,370  Xilinx, Inc.                                                   132,935 (b)
                                                                    --------------
                                                                         1,697,389
                                                                    --------------
            Entertainment -- 3.6%
    26,895  AOL Time Warner, Inc.                                          839,393 (b)
     4,460  Disney (Walt) Co.                                               82,911
     9,993  Viacom, Inc., Class B                                          364,844 (b)
                                                                    --------------
                                                                         1,287,148
                                                                    --------------
            Equipment --
            Semiconductors -- 0.6%
     6,480  Applied Materials, Inc.                                        221,033 (b)
                                                                    --------------
            Financial -- Diversified -- 7.6%
     6,810  American Express Co.                                           200,418
    20,546  Citigroup, Inc.                                                935,254
     5,170  Federal Home Loan
            Mortgage Corp.                                                 350,629
     4,000  Federal National
            Mortgage Association                                           323,840
     3,895  J.P. Morgan Chase & Co.                                        137,727
     4,800  Morgan Stanley Dean
            Witter & Co.                                                   234,816
    11,000  Nasdaq 100                                                     372,900 (b)
     2,980  State Street Corp.                                             135,709
                                                                    --------------
                                                                         2,691,293
                                                                    --------------
            Food & Beverage -- 1.4%
     2,700  Coca-Cola Co.                                                  129,276
     7,370  PepsiCo, Inc.                                                  358,993
                                                                    --------------
                                                                           488,269
                                                                    --------------
            Freight & Shipping -- 0.2%
     2,000  Burlington Northern
            Santa Fe, Inc.                                                  53,740
                                                                    --------------
            Health Care --
            Diversified -- 3.8%
     3,110  Abbott Laboratories                                            164,768
     5,310  American Home Products Corp.                                   296,457
     5,000  Bristol-Myers Squibb Co.                                       267,250
    10,408  Johnson & Johnson                                              602,727
                                                                    --------------
                                                                         1,331,202
                                                                    --------------
            Health Care -- Drugs &
            Pharmaceuticals -- 8.2%
     1,000  Allergan, Inc.                                                  71,790
     2,240  Biovail Corp.                                                  105,862 (b)
     3,450  Eli Lilly & Co.                                                263,925
     4,580  Genentech, Inc.                                                239,305 (b)
     5,580  Merck & Co., Inc.                                              356,060
    35,700  Pfizer, Inc.                                                 1,495,830
     5,990  Pharmacia Corp.                                                242,715
     3,000  Schering-Plough Corp.                                          111,540
                                                                    --------------
                                                                         2,887,027
                                                                    --------------
            Health Care -- Medical
            Products & Supplies -- 2.2%
     2,520  Applera Corp. --
            Applied Biosystems                                              73,534
     4,450  Baxter International, Inc.                                     215,247
     2,190  Guidant Corp.                                                   90,907 (b)
     9,440  Medtronic, Inc.                                                380,432
       500  Zimmer Holdings, Inc.                                           15,455 (b)
                                                                    --------------
                                                                           775,575
                                                                    --------------
            Health Care
            Management -- 1.0%
       500  CIGNA Corp.                                                     36,450
     2,750  Tenet Healthcare Corp.                                         158,180 (b)
     2,640  UnitedHealth Group, Inc.                                       173,580
                                                                    --------------
                                                                           368,210
                                                                    --------------
            Housewares &
            Household Products -- 1.2%
     4,310  Colgate Palmolive Co.                                          247,911
     2,360  Procter & Gamble Co.                                           174,121
                                                                    --------------
                                                                           422,032
                                                                    --------------
            Insurance -- 2.5%
     9,165  American International
            Group, Inc.                                                    720,369
     1,770  Marsh & McLennan Cos., Inc.                                    171,248
                                                                    --------------
                                                                           891,617
                                                                    --------------
            Investment Banking &
            Brokerage -- 2.0%
     2,600  Goldman Sachs Group, Inc.                                      203,216
     2,230  Lehman Brothers Holdings, Inc.                                 139,286
     5,150  Merrill Lynch & Co., Inc.                                      225,107
    11,700  Schwab, Charles Corp.                                          150,696
                                                                    --------------
                                                                           718,305
                                                                    --------------
            Leisure Products -- 0.7%
     5,400  Harley Davidson, Inc.                                          244,404
                                                                    --------------
            Machinery --
            Diversified (c)
     2,400  Capstone Turbine Corp.                                          12,168 (b)
                                                                    --------------
            Manufacturing -- 3.8%
     2,070  Danaher Corp.                                                  115,382
     2,290  Honeywell International, Inc.                                   67,670
     1,450  Illinois Tool Works, Inc.                                       82,940
       700  Minnesota Mining &
            Manufacturing Co.                                               73,066
    17,750  Tyco International, Ltd.                                       872,235
     2,190  United Technologies Corp.                                      118,019
                                                                    --------------
                                                                         1,329,312
                                                                    --------------
            Oil & Gas -- 2.1%
     2,000  Anadarko Petroleum Corp.                                       114,100
     4,930  Conoco, Inc.                                                   126,701
     6,720  Exxon Mobil Corp.                                              265,104
     4,000  Halliburton Co.                                                 98,760
     2,100  Schlumberger, Ltd.                                             101,682
     1,750  Transocean Sedco Forex, Inc.                                    52,763
                                                                    --------------
                                                                           759,110
                                                                    --------------
            Paper & Forest
            Products -- 0.2%
     1,500  International Paper Co.                                         53,700
                                                                    --------------
            Personal Care -- 0.6%
     4,020  Estee Lauder Companies, Inc.,
            Class A                                                        129,645
     2,190  Gillette Co.                                                    68,087
                                                                    --------------
                                                                           197,732
                                                                    --------------
            Publishing -- 0.4%
     2,100  Gannett Co., Inc.                                              132,720
                                                                    --------------
            Restaurants -- 0.3%
     4,050  McDonald's Corp.                                               105,584
                                                                    --------------
            Retail -- 8.2%
     2,950  Best Buy Co., Inc.                                             161,955 (b)
     2,000  Circuit City Stores, Inc.                                       27,440
     5,940  Costco Wholesale Corp.                                         224,710 (b)
     6,810  Gap, Inc.                                                       89,007
    17,435  Home Depot, Inc.                                               666,540
     6,450  Intimate Brands, Inc.                                           73,208
     5,200  Kohl's Corp.                                                   289,172 (b)
     7,280  Lowe's Companies                                               248,248
     1,600  NIKE, Inc., Class B                                             78,976
     8,500  Target Corp.                                                   264,775
    14,950  Wal-Mart Stores, Inc.                                          768,430
                                                                    --------------
                                                                         2,892,461
                                                                    --------------
            Retail -- Food & Drug -- 1.6%
     1,740  CVS Corp.                                                       41,586
     7,050  Kroger Co.                                                     172,443 (b)
     4,780  Safeway, Inc.                                                  199,087 (b)
     4,590  Walgreen Co.                                                   148,624
                                                                    --------------
                                                                           561,740
                                                                    --------------
            Services -- Cyclical -- 0.9%
     3,550  Interpublic Group of Cos., Inc.                                 79,698
     3,200  Omnicom Group, Inc.                                            245,696
                                                                    --------------
                                                                           325,394
                                                                    --------------
            Services -- Technology -- 1.1%
     1,760  Automatic Data Processing, Inc.                                 90,922
     2,500  Electronic Data Systems Corp.                                  160,925
     2,170  First Data Corp.                                               146,627
                                                                    --------------
                                                                           398,474
                                                                    --------------
            Telephone &
            Telecommunications -- 2.3%
     6,650  AT&T Corp.                                                     101,413
     4,990  NEXTEL Communications,
            Inc., Class A                                                   39,671 (b)
     2,800  Qwest Communications
            International, Inc.                                             36,260
     4,390  SBC Communications, Inc.                                       167,303
     7,620  Sprint Corp. (PCS Group)                                       169,926 (b)
     3,500  Verizon Communications                                         174,335
    10,130  WorldCom, Inc.                                                 136,249 (b)
                                                                    --------------
                                                                           825,157
                                                                    --------------
            Utilities -- 1.5%
     5,080  AES Corp.                                                       70,358 (b)
     3,550  Duke Energy Corp.                                              136,356
     3,300  Dynegy, Inc., Class A                                          118,470
     5,780  Enron Corp.                                                     80,342
     2,000  Mirant Corp.                                                    52,000 (b)
     1,950  Williams Cos., Inc.                                             56,297
                                                                    --------------
                                                                           513,823
                                                                    --------------
            Total Common Stocks
            (cost $46,905,696)                                          32,369,364
                                                                    --------------

Principal
Amount
------------
            SHORT-TERM
            SECURITIES -- 8.4% (a)
            Commercial Paper
$1,460,000  New Center Asset Trust,
            2.63% Due 11/1/2001                                          1,460,000
 1,500,000  Park Avenue Receivables Corp.,
            2.65% Due 11/1/2001                                          1,500,000
                                                                    --------------
            Total Short-Term Securities
            (at amortized cost)                                          2,960,000
                                                                    --------------
            Total Investments
            (cost $49,865,696)                                         $35,329,364 (d)
                                                                    ==============

Notes to Portfolio of Investments:
----------------------------------

(a) The categories of investments are shown as a percentage of total investments of the
    Lutheran Brotherhood Growth Fund.

(b) Currently non-income producing.

(c) The market value of the denoted categories of investments represents less than 0.1% of the total investments of the Lutheran Brotherhood Growth Fund.

(d) At October 31, 2001, the aggregate cost of securities for federal income tax purposes was $50,373,030 and the net unrealized depreciation of investments based on that cost was $15,043,666 which is comprised of $837,861 aggregate gross unrealized appreciation and $15,881,527 aggregate gross unrealized depreciation.

(e) Miscellaneous Footnotes:
    (ADR) -- American Depository Receipts

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD FUND
Portfolio of Investments
October 31, 2001

Shares                                                                       Value
-------------                                                       --------------
            COMMON STOCKS -- 94.9% (a)
            Airlines -- 0.3%
   211,900  Southwest Airlines Co.                                      $3,369,206
                                                                    --------------
            Aluminum -- 0.6%
   207,600  Alcoa, Inc.                                                  6,699,252
                                                                    --------------
            Banks -- 3.7%
   147,641  Bank of America Corp.                                        8,709,343
   113,400  Bank of New York Co., Inc.                                   3,856,734
   100,000  Fifth Third BanCorp                                          5,642,000
    73,200  FleetBoston Financial Corp.                                  2,405,352
   309,292  US Bancorp                                                   5,499,212
   145,000  Washington Mutual, Inc.                                      4,377,550
   254,000  Wells Fargo & Co.                                           10,033,000
                                                                    --------------
                                                                        40,523,191
                                                                    --------------
            Biotechnology -- 0.9%
   168,000  Amgen, Inc.                                                  9,545,760 (b)
                                                                    --------------
            Broadcasting -- 2.0%
   128,400  Clear Channel
            Communications, Inc.                                         4,894,608 (b)
   136,000  Comcast Corp., Class A                                       4,874,240 (b)
    74,500  Cox Communications, Inc.,
            Class A                                                      2,853,350 (b)
   139,880  Echostar Communications
            Corp., Class A                                               3,243,817 (b)
   452,500  Liberty Media Corp.,
            Class A                                                      5,289,725 (b)
                                                                    --------------
                                                                        21,155,740
                                                                    --------------
            Chemicals -- 1.7%
   102,000  Air Products & Chemicals, Inc.                               4,084,080
   136,200  Dow Chemical Co.                                             4,528,650
    67,635  du Pont (E.I.) de
            Nemours and Co.                                              2,704,724
    54,500  PPG Industries, Inc.                                         2,661,235
    93,100  Praxair, Inc.                                                4,392,458
                                                                    --------------
                                                                        18,371,147
                                                                    --------------
            Communications
            Equipment -- 1.3%
   381,200  ADC Telecommunications, Inc.                                 1,734,460 (b)
    46,000  CIENA Corp.                                                    747,960 (b)
    22,120  Comverse Technology, Inc.                                      416,077 (b)
   163,100  Corning, Inc.                                                1,314,586
    62,990  JDS Uniphase Corp.                                             503,290 (b)
   111,400  Motorola, Inc.                                               1,823,618
   236,000  Nokia Corp., ADR                                             4,840,360
    65,500  QUALCOMM, Inc.                                               3,217,360 (b)
                                                                    --------------
                                                                        14,597,711
                                                                    --------------
            Computers --
            Hardware -- 3.4%
   195,000  Compaq Computer Corp.                                        1,706,250
   250,000  Dell Computer Corp.                                          5,995,000 (b)
   173,000  Hewlett Packard Co.                                          2,911,590
   187,500  International Business
            Machines Corp.                                              20,263,125
    15,300  Juniper Networks, Inc.                                         341,037 (b)
   524,000  Sun Microsystems, Inc.                                       5,318,600
                                                                    --------------
                                                                        36,535,602
                                                                    --------------
            Computers --
            Networking -- 1.5%
   907,000  Cisco Systems, Inc.                                         15,346,440 (b)
    51,000  Network Appliance, Inc.                                        678,300 (b)
                                                                    --------------
                                                                        16,024,740
                                                                    --------------
            Computers --
            Peripherals -- 0.5%
   427,900  EMC Corp.                                                    5,271,728 (b)
                                                                    --------------
            Computers -- Software &
            Services -- 4.6%
    14,550  Affiliated Computer
            Services, Inc., Class A                                      1,281,128 (b)
    34,000  BEA Systems, Inc.                                              412,760 (b)
    62,030  Intuit, Inc.                                                 2,494,847 (b)
   578,000  Microsoft Corp.                                             33,610,700 (b)
   592,000  Oracle Corp.                                                 8,027,520 (b)
    20,400  Siebel Systems, Inc.                                           333,132 (b)
    50,200  VeriSign, Inc.                                               1,943,242 (b)
    56,050  Veritas Software Corp.                                       1,590,699 (b)
                                                                    --------------
                                                                        49,694,028
                                                                    --------------
            Consumer Finance -- 0.5%
   213,000  MBNA Corp.                                                   5,880,930
                                                                    --------------
            Distributors --
            Food & Health -- 0.7%
    79,000  Cardinal Health, Inc.                                        5,301,690
   100,000  Sysco Corp.                                                  2,411,000
                                                                    --------------
                                                                         7,712,690
                                                                    --------------
            Electrical Equipment -- 4.0%
    43,000  Emerson Electric Co.                                         2,107,860
   124,600  Flextronics International, Ltd.                              2,479,540 (b)
   987,900  General Electric Co.                                        35,969,439
   255,400  Solectron Corp.                                              3,141,420 (b)
                                                                    --------------
                                                                        43,698,259
                                                                    --------------
            Electronics -- 3.4%
    98,000  Altera Corp.                                                 1,979,600 (b)
    64,000  Analog Devices, Inc.                                         2,432,000 (b)
   708,000  Intel Corp.                                                 17,289,360
    50,000  Linear Technology Corp.                                      1,940,000
    43,000  Maxim Integrated Products, Inc.                              1,967,250 (b)
   237,800  Texas Instruments, Inc.                                      6,656,022
    77,200  Waters Corp.                                                 2,739,828 (b)
    50,000  Xilinx, Inc.                                                 1,521,000 (b)
                                                                    --------------
                                                                        36,525,060
                                                                    --------------
            Entertainment -- 2.7%
   548,090  AOL Time Warner, Inc.                                       17,105,889 (b)
   177,500  Disney (Walt) Co.                                            3,299,725
   250,435  Viacom, Inc., Class B                                        9,143,382 (b)
                                                                    --------------
                                                                        29,548,996
                                                                    --------------
            Equipment --
            Semiconductors -- 0.3%
   107,100  Applied Materials, Inc.                                      3,653,181 (b)
                                                                    --------------
            Financial -- Diversified -- 8.4%
   250,400  American Express Co.                                         7,369,272
   686,000  Citigroup, Inc.                                             31,226,720
   176,000  Federal Home Loan
            Mortgage Corp.                                              11,936,320
   182,800  Federal National
            Mortgage Association                                        14,799,488
   242,300  J.P. Morgan Chase & Co.                                      8,567,728
   150,750  Morgan Stanley Dean
            Witter & Co.                                                 7,374,690
   165,000  Nasdaq 100                                                   5,593,500 (b)
    89,600  State Street Corp.                                           4,080,384
                                                                    --------------
                                                                        90,948,102
                                                                    --------------
            Food & Beverage -- 2.7%
   208,590  Coca-Cola Co.                                                9,987,289
    38,000  Hershey Foods Corp.                                          2,421,740
   343,700  PepsiCo, Inc.                                               16,741,627
                                                                    --------------
                                                                        29,150,656
                                                                    --------------
            Freight & Shipping -- 0.3%
   128,000  Burlington Northern
            Santa Fe, Inc.                                               3,439,360
                                                                    --------------
            Health Care --
            Diversified -- 5.1%
   212,000  Abbott Laboratories                                         11,231,760
   147,600  American Home Products Corp.                                 8,240,508
   237,300  Bristol-Myers Squibb Co.                                    12,683,685
   392,800  Johnson & Johnson                                           22,747,048
                                                                    --------------
                                                                        54,903,001
                                                                    --------------
            Health Care -- Drugs &
            Pharmaceuticals -- 7.0%
    23,000  Allergan, Inc.                                               1,651,170
   102,100  Eli Lilly & Co.                                              7,810,650
    84,000  Genentech, Inc.                                              4,389,000 (b)
   227,200  Merck & Co., Inc.                                           14,497,632
   819,475  Pfizer, Inc.                                                34,336,003
   162,300  Pharmacia Corp.                                              6,576,396
   190,000  Schering-Plough Corp.                                        7,064,200
                                                                    --------------
                                                                        76,325,051
                                                                    --------------
            Health Care -- Medical
            Products & Supplies -- 1.4%
    99,400  Baxter International, Inc.                                   4,807,978
    51,800  Guidant Corp.                                                2,150,218 (b)
   192,000  Medtronic, Inc.                                              7,737,600
    23,730  Zimmer Holdings, Inc.                                          733,494 (b)
                                                                    --------------
                                                                        15,429,290
                                                                    --------------
            Health Care
            Management -- 0.7%
    30,900  CIGNA Corp.                                                  2,252,610
    59,470  Tenet Healthcare Corp.                                       3,420,714 (b)
    35,000  UnitedHealth Group, Inc.                                     2,301,250
                                                                    --------------
                                                                         7,974,574
                                                                    --------------
            Housewares &
            Household Products -- 2.4%
   171,300  Colgate Palmolive Co.                                        9,853,176
    72,000  Kimberly-Clark Corp.                                         3,996,720
   158,300  Procter & Gamble Co.                                        11,679,374
                                                                    --------------
                                                                        25,529,270
                                                                    --------------
            Insurance -- 2.8%
    38,500  Allstate Corp.                                               1,208,130
   312,000  American International
            Group, Inc.                                                 24,523,200
    48,410  Marsh & McLennan Cos., Inc.                                  4,683,668
                                                                    --------------
                                                                        30,414,998
                                                                    --------------
            Investment Banking &
            Brokerage -- 1.0%
    28,000  Goldman Sachs Group, Inc.                                    2,188,480
   146,800  Merrill Lynch & Co., Inc.                                    6,416,628
   132,500  Schwab, Charles Corp.                                        1,706,600
                                                                    --------------
                                                                        10,311,708
                                                                    --------------
            Leisure Products -- 0.8%
    94,500  Harley Davidson, Inc.                                        4,277,070
   250,000  Mattel, Inc.                                                 4,732,500 (b)
                                                                    --------------
                                                                         9,009,570
                                                                    --------------
            Lodging & Hotels -- 0.3%
   140,000  Carnival Corp., Inc.                                         3,049,200
                                                                    --------------
            Machinery -- Diversified -- 0.3%
    87,000  Deere & Co.                                                  3,218,130
                                                                    --------------
            Manufacturing -- 3.7%
   180,000  Honeywell International, Inc.                                5,319,000
    98,300  Illinois Tool Works, Inc.                                    5,622,760
    43,500  Minnesota Mining &
            Manufacturing Co.                                            4,540,530
   388,500  Tyco International, Ltd.                                    19,090,890
   108,000  United Technologies Corp.                                    5,820,120
                                                                    --------------
                                                                        40,393,300
                                                                    --------------
            Oil & Gas -- 6.8%
    68,000  Anadarko Petroleum Corp.                                     3,879,400
    57,000  Baker Hughes, Inc.                                           2,042,310
    54,500  BP Amoco plc, ADR                                            2,634,530
   115,100  Chevron Corp.                                               10,192,105
   188,426  Conoco, Inc.                                                 4,842,548
   757,046  Exxon Mobil Corp.                                           29,865,465
   135,900  Halliburton Co.                                              3,355,371
   161,660  Royal Dutch Petroleum Co.                                    8,165,447
    95,600  Schlumberger, Ltd.                                           4,628,952
   119,777  Transocean Sedco Forex, Inc.                                 3,611,277
                                                                    --------------
                                                                        73,217,405
                                                                    --------------
            Paper & Forest
            Products -- 0.3%
    76,000  International Paper Co.                                      2,720,800
                                                                    --------------
            Personal Care -- 0.5%
    76,000  Estee Lauder Companies, Inc.,
            Class A                                                      2,451,000
    80,600  Gillette Co.                                                 2,505,854
                                                                    --------------
                                                                         4,956,854
                                                                    --------------
            Publishing -- 0.5%
    85,400  Gannett Co., Inc.                                            5,397,280
                                                                    --------------
            Restaurants -- 0.5%
   208,100  McDonald's Corp.                                             5,425,167
                                                                    --------------
            Retail -- 6.5%
    61,150  Best Buy Co., Inc.                                           3,357,135 (b)
    71,000  Circuit City Stores, Inc.                                      974,120
   190,000  Costco Wholesale Corp.                                       7,187,700 (b)
   244,380  Gap, Inc.                                                    3,194,047
   328,000  Home Depot, Inc.                                            12,539,440
    76,800  Kohl's Corp.                                                 4,270,848 (b)
   150,000  Lowe's Companies                                             5,115,000
    48,100  NIKE, Inc., Class B                                          2,374,216
   263,000  Target Corp.                                                 8,192,450
   449,000  Wal-Mart Stores, Inc.                                       23,078,600
                                                                    --------------
                                                                        70,283,556
                                                                    --------------
            Retail -- Food & Drug -- 1.9%
    45,700  CVS Corp.                                                    1,092,230
   260,000  Kroger Co.                                                   6,359,600 (b)
   175,000  Safeway, Inc.                                                7,288,750 (b)
   197,000  Walgreen Co.                                                 6,378,860
                                                                    --------------
                                                                        21,119,440
                                                                    --------------
            Services -- Cyclical -- 0.8%
   135,710  Interpublic Group of Cos., Inc.                              3,046,690
    74,500  Omnicom Group, Inc.                                          5,720,110
                                                                    --------------
                                                                         8,766,800
                                                                    --------------
            Services -- Technology -- 1.4%
    80,340  Automatic Data
            Processing, Inc.                                             4,150,364
    89,630  Electronic Data
            Systems Corp.                                                5,769,483
    79,680  First Data Corp.                                             5,383,978
                                                                    --------------
                                                                        15,303,825
                                                                    --------------
            Telephone &
            Telecommunications -- 4.7%
   353,115  AT&T Corp.                                                   5,385,004
    52,000  BellSouth Corp.                                              1,924,000
    90,000  NEXTEL Communications,
            Inc., Class A                                                  715,500 (b)
   155,000  Qwest Communications
            International, Inc.                                          2,007,250
   391,332  SBC Communications, Inc.                                    14,913,663
   223,500  Sprint Corp. (PCS Group)                                     4,984,050 (b)
   290,700  Verizon Communications                                      14,479,767
   504,300  WorldCom, Inc.                                               6,782,835 (b)
                                                                    --------------
                                                                        51,192,069
                                                                    --------------
            Utilities -- 1.9%
   122,700  AES Corp.                                                    1,699,395 (b)
   190,000  Duke Energy Corp.                                            7,297,900
    77,500  El Paso Corp.                                                3,802,150
    93,060  Enron Corp.                                                  1,293,534
   101,391  Mirant Corp.                                                 2,636,166 (b)
   173,000  Southern Co.                                                 4,134,700
                                                                    --------------
                                                                        20,863,845
                                                                    --------------
            Waste Management -- 0.1%
    58,000  Waste Management, Inc.                                       1,421,000
                                                                    --------------
            Total Common Stocks
            (cost $1,115,933,741)                                    1,029,571,472
                                                                    --------------

Principal
Amount
------------
            SHORT-TERM
            SECURITIES -- 5.1% (a)
            Commercial Paper
$44,900,000 New Center Asset Trust,
            2.63% Due 11/1/2001                                         44,900,000
 10,610,000 Park Avenue Receivables Corp.,
            2.65% Due 11/1/2001                                         10,610,000
                                                                    --------------
            Total Short-Term Securities
            (at amortized cost)                                         55,510,000
                                                                    --------------
            Total Investments
            (cost $1,171,443,741)                                   $1,085,081,472 (c)
                                                                    ==============

Notes to Portfolio of Investments:
----------------------------------

(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood Fund.

(b) Currently non-income producing.

(c) At October 31, 2001, the aggregate cost of securities for federal income tax purposes was
    $1,174,520,771 and the net unrealized depreciation of investments based on that cost was
    $89,439,299 which is comprised of $110,785,487 aggregate gross unrealized appreciation and
    $200,224,786 aggregate gross unrealized depreciation.

(d) Miscellaneous Footnotes:
    (ADR) -- American Depository Receipts

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD VALUE FUND
Portfolio of Investments
October 31, 2001

Shares                                                                       Value
-------------                                                         ------------
            COMMON STOCKS -- 93.3% (a)
            Aerospace & Defense -- 1.6%
     4,810  Boeing Co.                                                    $156,797
     1,440  General Dynamics Corp.                                         117,504
       870  Goodrich (B.F.) Company                                         18,575
     2,780  Lockheed Martin Corp.                                          135,581
       300  Northrop-Grumman Corp.                                          29,985
       780  Rockwell Collins, Inc.                                          10,530
                                                                    --------------
                                                                           468,972
                                                                    --------------
            Airlines -- 0.4%
     1,740  AMR Corp.                                                       31,668 (b)
     5,900  Southwest Airlines Co.                                          93,810
                                                                    --------------
                                                                           125,478
                                                                    --------------
            Aluminum -- 0.9%
     7,960  Alcoa, Inc.                                                    256,869
                                                                    --------------
            Automotive -- 0.4%
     3,840  Ford Motor Co.                                                  61,632
     1,576  General Motors Corp.                                            65,120
                                                                    --------------
                                                                           126,752
                                                                    --------------
            Banks -- 6.5%
     6,070  Bank of America Corp.                                          358,069
     3,160  Bank of New York Co., Inc.                                     107,472
     4,380  Bank One Corp.                                                 145,372
     7,370  FleetBoston Financial Corp.                                    242,178
       540  Golden West Financial Corp.                                     26,244
     1,400  Keycorp                                                         29,764
     2,360  Mellon Financial Corp.                                          79,296
     1,350  National City Corp.                                             35,640
     1,280  PNC Financial Services Group                                    70,272
     1,180  SouthTrust Corp.                                                26,739
       310  SunTrust Banks, Inc.                                            18,557
     5,842  US Bancorp                                                     103,871
     3,140  Wachovia Corp.                                                  89,804
     6,210  Washington Mutual, Inc.                                        187,480
    10,100  Wells Fargo & Co.                                              398,950
                                                                    --------------
                                                                         1,919,708
                                                                    --------------
            Biotechnology -- 0.1%
       610  Amgen, Inc.                                                     34,660 (b)
                                                                    --------------
            Broadcasting -- 1.3%
     1,865  Clear Channel
            Communications, Inc.                                            71,094 (b)
     3,170  Comcast Corp., Class A                                         113,613 (b)
       970  Fox Entertainment Group, Inc.,
            Class A                                                         21,350 (b)
     1,700  General Motors Corp., Class H                                   23,375 (b)
     9,140  Liberty Media Corp., Class A                                   106,847 (b)
     3,360  USA Networks, Inc.                                              61,958 (b)
                                                                    --------------
                                                                           398,237
                                                                    --------------
            Building Materials -- 0.2%
     2,880  Masco Corp.                                                     57,110
                                                                    --------------
            Chemicals -- 2.1%
     1,080  Air Products & Chemicals, Inc.                                  43,243
     5,860  Dow Chemical Co.                                               194,845
     4,690  du Pont (E.I.) de
            Nemours and Co.                                                187,553
     1,480  Potash Corp. of
            Saskatchewan, Inc.                                              87,009
       560  PPG Industries, Inc.                                            27,345
     1,540  Praxair, Inc.                                                   72,657
                                                                    --------------
                                                                           612,652
                                                                    --------------
            Communications
            Equipment -- 0.8%
     5,550  Lucent Technologies, Inc.                                       37,185
     8,850  Motorola, Inc.                                                 144,875
     2,090  Nortel Networks Corp.                                           12,143
     2,200  Tellabs, Inc.                                                   30,030 (b)
                                                                    --------------
                                                                           224,233
                                                                    --------------
            Computers -- Hardware -- 2.8%
     9,120  Compaq Computer Corp.                                           79,800
     3,480  Dell Computer Corp.                                             83,450 (b)
     6,250  Hewlett Packard Co.                                            105,188
     4,850  International Business
            Machines Corp.                                                 524,140
     1,860  Sun Microsystems, Inc.                                          18,879
                                                                    --------------
                                                                           811,457
                                                                    --------------
            Computers --
            Networking -- 0.2%
     3,760  Cisco Systems, Inc.                                             63,619 (b)
                                                                    --------------
            Computers --
            Peripherals -- 0.2%
       920  EMC Corp.                                                       11,334 (b)
       780  Lexmark International Group,
            Inc., Class A                                                   34,905 (b)
                                                                    --------------
                                                                            46,239
                                                                    --------------
            Computers -- Software &
            Services -- 1.6%
     1,230  BMC Software, Inc.                                              18,536 (b)
     2,910  Computer Associates
            International, Inc.                                             89,977
     5,330  Microsoft Corp.                                                309,940 (b)
     1,990  Oracle Corp.                                                    26,984 (b)
       690  PeopleSoft, Inc.                                                20,541 (b)
                                                                    --------------
                                                                           465,978
                                                                    --------------
            Construction -- 0.1%
       600  Martin Marietta Materials                                       23,952
                                                                    --------------
            Consumer Finance -- 1.1%
       900  Countrywide Credit
            Industry, Inc.                                                  35,937
     3,560  Household International, Inc.                                  186,188
     3,830  MBNA Corp.                                                     105,746
       800  Providian Financial Corp.                                        3,112
                                                                    --------------
                                                                           330,983
                                                                    --------------
            Distributors --
            Food & Health -- 0.4%
       945  Cardinal Health, Inc.                                           63,419
     1,740  Sysco Corp.                                                     41,951
                                                                    --------------
                                                                           105,370
                                                                    --------------
            Electrical Equipment -- 1.2%
     2,140  Emerson Electric Co.                                           104,903
     5,110  General Electric Co.                                           186,055
     1,545  Koninklijke Philips Electronic                                  34,840
       780  Rockwell International Corp.                                    10,748
     1,770  Solectron Corp.                                                 21,771 (b)
                                                                    --------------
                                                                           358,317
                                                                    --------------
            Electronics -- 1.7%
       658  Agilent Technologies, Inc.                                      14,654 (b)
       420  Analog Devices, Inc.                                            15,960 (b)
     9,630  Intel Corp.                                                    235,165
     3,660  Micron Technology, Inc.                                         83,302 (b)
     1,070  National Semiconductor Corp.                                    27,799 (b)
     1,360  Raytheon, Co.                                                   43,860
     3,230  Texas Instruments, Inc.                                         90,408
                                                                    --------------
                                                                           511,148
                                                                    --------------
            Entertainment -- 1.4%
     3,240  AOL Time Warner, Inc.                                          101,120 (b)
     6,320  Disney (Walt) Co.                                              117,489
     5,316  Viacom, Inc., Class B                                          194,087 (b)
                                                                    --------------
                                                                           412,696
                                                                    --------------
            Equipment --
            Semiconductors -- 0.4%
     1,500  Applied Materials, Inc.                                         51,165 (b)
     1,350  KLA-Tencor Corp.                                                55,161 (b)
                                                                    --------------
                                                                           106,326
                                                                    --------------
            Financial -- Diversified -- 13.3%
     4,980  American Express Co.                                           146,561
    21,539  Citigroup, Inc.                                                980,455
     1,000  Diamonds Trust, Series I                                        90,680
     1,140  Equity Office Properties Trust                                  32,490
     5,360  Federal Home Loan
            Mortgage Corp.                                                 363,515
     4,790  Federal National Mortgage
            Association                                                    387,798
    11,012  J.P. Morgan Chase & Co.                                        389,384
     5,000  Morgan Stanley Dean
            Witter & Co.                                                   244,600
     1,050  Odyssey Re Holdings Corp.                                       15,866
    11,430  Pharmaceuticals HOLDRs Trust                                 1,129,513
       450  Principal Financial Group                                       10,125 (b)
       260  Standard & Poor's Depositary
            Receipts Trust, Series 1                                        27,529
       250  Standard & Poor's Midcap
            Depositary Receipts Trust                                       20,663
       710  USA Educational, Inc.                                           57,908
                                                                    --------------
                                                                         3,897,087
                                                                    --------------
            Food & Beverage -- 3.2%
     1,240  Coca-Cola Co.                                                   59,371
     1,620  ConAgra, Inc.                                                   37,098
     3,280  General Mills, Inc.                                            150,618
       940  Heinz (H.J.) Co.                                                39,894
     1,400  Hershey Foods Corp.                                             89,222
     1,860  Kraft Foods, Inc.                                               62,775
     2,190  Pepsi Bottling Group, Inc.                                     101,791
     5,814  PepsiCo, Inc.                                                  283,200
       810  Ralston-Ralston Purina Group                                    26,560
     1,627  Sara Lee Corp.                                                  36,266
     1,305  Tootsie Roll Industries, Inc.                                   47,841
                                                                    --------------
                                                                           934,636
                                                                    --------------
            Freight & Shipping -- 0.9%
     3,140  Burlington Northern
            Santa Fe, Inc.                                                  84,372
     1,085  Canadian Pacific Railway                                        18,293 (b)
       542  CP Ships Ltd.                                                    5,209 (b)
       630  FedEx Corp.                                                     25,880 (b)
     1,530  Union Pacific Corp.                                             79,575
     1,120  United Parcel Service, Inc.,
            Class B                                                         57,120
                                                                    --------------
                                                                           270,449
                                                                    --------------
            Hardware & Tools -- 0.2%
     1,870  Stanley Works                                                   71,658
                                                                    --------------
            Health Care --
            Diversified -- 3.4%
     4,340  Abbott Laboratories                                            229,933
     5,730  Bristol-Myers Squibb Co.                                       306,269
     7,900  Johnson & Johnson                                              457,489
                                                                    --------------
                                                                           993,691
                                                                    --------------
            Health Care -- Drugs &
            Pharmaceuticals -- 0.1%
        11  Merck & Co., Inc.                                                  702
       430  Watson Pharmaceuticals, Inc.                                    20,502 (b)
                                                                    --------------
                                                                            21,204
                                                                    --------------
            Health Care -- Medical
            Products & Supplies -- 0.8%
     3,580  Baxter International, Inc.                                     173,165
     1,010  Becton, Dickinson & Co.                                         36,158
       500  Medtronic, Inc.                                                 20,150
       573  Zimmer Holdings, Inc.                                           17,711 (b)
                                                                    --------------
                                                                           247,184
                                                                    --------------
            Health Care
            Management -- 1.5%
       400  Anthem, Inc.                                                    16,752 (b)
       970  CIGNA Corp.                                                     70,713
     2,030  HCA -- (The) Healthcare Corp.                                   80,510
     3,220  Tenet Healthcare Corp.                                         185,214 (b)
       790  UnitedHealth Group, Inc.                                        51,943
       450  Wellpoint Health Networks,
            Inc., Class A                                                   50,216 (b)
                                                                    --------------
                                                                           455,348
                                                                    --------------
            Homebuilding (c)
        30  Centex Corp.                                                     1,148
                                                                    --------------
            Housewares &
            Household Products -- 1.5%
       500  Colgate Palmolive Co.                                           28,760
     3,280  Kimberly-Clark Corp.                                           182,073
       880  Newell Rubbermaid, Inc.                                         24,323
     2,710  Procter & Gamble Co.                                           199,944
                                                                    --------------
                                                                           435,100
                                                                    --------------
            Insurance -- 6.3%
     2,130  Ace, Ltd.                                                       75,083
     3,560  AFLAC, Inc.                                                     87,078
     5,180  Allstate Corp.                                                 162,548
     6,506  American International
            Group, Inc.                                                    511,372
       470  Aon Corp.                                                       17,879
     1,060  Chubb Corp.                                                     72,398
     2,440  Hartford Financial
            Services Group, Inc.                                           131,760
     2,795  Jefferson-Pilot Corp.                                          115,573
     1,390  John Hancock
            Financial Services                                              47,371
     2,800  Lincoln National Corp.                                         118,580
     1,070  Loews Corp.                                                     54,356
       940  Marsh & McLennan Cos., Inc.                                     90,945
     1,460  MetLife Capital Trust I                                         39,274
       440  MGIC Investment Corp.                                           22,766
       250  Progressive Corp.                                               34,678
     1,310  St. Paul Companies, Inc.                                        60,129
     1,260  UnumProvident Corp.                                             28,262
     2,100  XL Capital, Ltd., Class A                                      182,406
                                                                    --------------
                                                                         1,852,458
                                                                    --------------
            Investment Banking &
            Brokerage -- 0.8%
       510  Goldman Sachs Group, Inc.                                       39,862
       200  Instinet Group, Inc.                                             1,920 (b)
     2,160  Lehman Brothers Holdings, Inc.                                 134,914
     1,680  Merrill Lynch & Co., Inc.                                       73,433
                                                                    --------------
                                                                           250,129
                                                                    --------------
            Investment
            Management -- 0.2%
       940  Franklin Resources, Inc.                                        30,174
     1,290  Stilwell Financial, Inc.                                        25,942
                                                                    --------------
                                                                            56,116
                                                                    --------------
            Leisure Products -- 0.1%
     1,620  Mattel, Inc.                                                    30,667 (b)
                                                                    --------------
            Lodging & Hotels -- 0.3%
     3,360  Carnival Corp., Inc.                                            73,181
       542  Fairmont Hotels & Resorts, Inc.                                  9,675 (b)
                                                                    --------------
                                                                            82,856
                                                                    --------------
            Machinery -- Diversified -- 1.2%
     3,570  Caterpillar, Inc.                                              159,650
     1,820  Deere & Co.                                                     67,322
     1,840  Dover Corp.                                                     60,628
     1,460  Ingersoll-Rand Co.                                              54,458
                                                                    --------------
                                                                           342,058
                                                                    --------------
            Manufacturing -- 3.9%
       520  American Standard
            Companies, Inc.                                                 30,108 (b)
       640  Avery Dennison Corp.                                            29,632
       500  Danaher Corp.                                                   27,870
     4,668  Honeywell International, Inc.                                  137,939
     1,160  Illinois Tool Works, Inc.                                       66,352
     2,020  Minnesota Mining &
            Manufacturing Co.                                              210,848
       880  Textron, Inc.                                                   27,852
     8,460  Tyco International, Ltd.                                       415,724
     3,660  United Technologies Corp.                                      197,237
                                                                    --------------
                                                                         1,143,562
                                                                    --------------
            Metals Mining (c)
       360  Fording, Inc.                                                    5,508
                                                                    --------------
            Office Equipment &
            Supplies -- 0.1%
       820  Pitney Bowes, Inc.                                              30,061
                                                                    --------------
            Oil & Gas -- 8.9%
     2,460  Anadarko Petroleum Corp.                                       140,343
     1,780  Baker Hughes, Inc.                                              63,777
       360  BJ Services Co.                                                  9,212
     2,858  BP plc, ADR                                                    138,156
       950  Burlington Resources, Inc.                                      35,388
     5,150  ChevronTexaco Corp.                                            456,033
     8,170  Conoco, Inc.                                                   209,969
    20,372  Exxon Mobil Corp.                                              803,675
     3,090  Halliburton Co.                                                 76,292
     1,484  PanCanadian Energy Corp.                                        41,107 (b)
     1,914  Phillips Petroleum Co.                                         104,141
     3,580  Royal Dutch Petroleum Co.                                      180,826
     1,820  Schlumberger, Ltd.                                              88,124
     1,230  Tidewater, Inc.                                                 37,171
     1,831  Transocean Sedco Forex, Inc.                                    55,205
     3,130  Unocal Corp.                                                   100,786
       960  USX-Marathon Group                                              26,486
     1,090  Weatherford International, Inc.                                 37,311 (b)
        45  XTO Energy, Inc.                                                   810
                                                                    --------------
                                                                         2,604,812
                                                                    --------------
            Paper & Forest
            Products -- 1.4%
     1,400  Georgia-Pacific Corp.                                           38,864
     5,940  International Paper Co.                                        212,652
     3,500  Mead Corp.                                                      93,940
     1,270  Weyerhaeuser Co.                                                63,386
                                                                    --------------
                                                                           408,842
                                                                    --------------
            Personal Care -- 0.5%
     1,390  Avon Products, Inc.                                             65,094
     2,560  Gillette Co.                                                    79,590
                                                                    --------------
                                                                           144,684
                                                                    --------------
            Photography &
            Imaging -- 0.1%
     1,490  Eastman Kodak Co.                                               38,099
                                                                    --------------
            Publishing -- 0.8%
     2,030  Gannett Co., Inc.                                              128,296
       450  Knight Ridder, Inc.                                             25,313
       850  McGraw-Hill, Inc.                                               44,693
     1,180  Tribune Co.                                                     35,636
                                                                    --------------
                                                                           233,938
                                                                    --------------
            Restaurants -- 0.8%
     9,310  McDonald's Corp.                                               242,712
                                                                    --------------
            Retail -- 3.1%
     1,810  Costco Wholesale Corp.                                          68,472 (b)
     1,570  Federated Department Stores                                     50,224 (b)
     1,430  Gap, Inc.                                                       18,690
     1,100  Home Depot, Inc.                                                42,053
     3,820  Lowe's Companies                                               130,262
     1,490  May Department Stores Co.                                       46,861
     1,890  NIKE, Inc., Class B                                             93,290
     2,530  Sears, Roebuck & Co.                                            98,088
     7,320  Target Corp.                                                   228,018
     2,450  Wal-Mart Stores, Inc.                                          125,930
                                                                    --------------
                                                                           901,888
                                                                    --------------
            Retail -- Food & Drug -- 1.0%
     1,700  Albertson's, Inc.                                               54,247
     1,340  CVS Corp.                                                       32,026
     4,930  Kroger Co.                                                     120,588 (b)
     2,450  Safeway, Inc.                                                  102,043 (b)
                                                                    --------------
                                                                           308,904
                                                                    --------------
            Services -- Cyclical -- 0.3%
     3,740  Cendant Corp.                                                   48,470 (b)
     1,660  Interpublic Group of Cos., Inc.                                 37,267
        50  UAXS Global Holdings, Inc.                                         107 (b)
                                                                    --------------
                                                                            85,844
                                                                    --------------
            Services -- Technology -- 2.1%
     2,430  Automatic Data Processing, Inc.                                125,534
     1,180  Computer Sciences Corp.                                         42,374 (b)
     3,770  Electronic Data Systems Corp.                                  242,675
     3,110  First Data Corp.                                               210,143
                                                                    --------------
                                                                           620,726
                                                                    --------------
            Telephone &
            Telecommunications -- 6.4%
     1,650  ALLTEL Corp.                                                    94,281
     9,629  AT&T Corp.                                                     146,842
     7,627  AT&T Wireless Services, Inc.                                   110,134 (b)
     4,510  BellSouth Corp.                                                166,870
     3,401  Qwest Communications
            International, Inc.                                             44,043
    10,750  SBC Communications, Inc.                                       409,683
     6,060  Sprint Corp. (FON Group)                                       121,200
    11,644  Verizon Communications                                         579,988
     1,020  Vodafone Group plc, ADR                                         23,582
    12,740  WorldCom, Inc.
            (WorldCom Group)                                               171,353 (b)
       305  WorldCom, Inc. (MCI Group)                                       3,614
                                                                    --------------
                                                                         1,871,590
                                                                    --------------
            Textiles -- 0.1%
     1,220  Coach, Inc.                                                     34,038 (b)
                                                                    --------------
            Utilities -- 4.2%
     2,000  AES Corp.                                                       27,700 (b)
       240  Allegheny Energy, Inc.                                           8,772
       900  American Electric Power Co.                                     37,710
     1,120  Cinergy Corp.                                                   33,802
     1,470  Dominion Resources, Inc.                                        89,846
     6,150  Duke Energy Corp.                                              236,222
     1,874  Dynegy, Inc., Class A                                           67,277
     3,690  El Paso Corp.                                                  181,031
     1,260  Enron Corp.                                                     17,514
     1,460  Entergy Corp.                                                   56,721
     1,878  Exelon Corp.                                                    79,007
       930  FirstEnergy Corp.                                               32,048
       950  FPL Group, Inc.                                                 50,445
     1,125  Mirant Corp.                                                    29,250 (b)
     1,120  NiSource, Inc.                                                  26,600
       710  Progress Energy, Inc.                                           29,941
       570  Public Service Enterprise Group                                 22,435
       750  Reliant Energy, Inc.                                            20,963
     1,930  Southern Co.                                                    46,127
     1,340  TXU Corp.                                                       61,426
     2,400  Williams Cos., Inc.                                             69,288
                                                                    --------------
                                                                         1,224,125
                                                                    --------------
            Waste Management -- 0.4%
     4,420  Waste Management, Inc.                                         108,290
                                                                    --------------
            Total Common Stocks
            (cost $31,146,843)                                          27,410,168
                                                                    --------------

Principal
Amount
------------
            SHORT-TERM
            SECURITIES -- 6.7% (a)
            Commercial Paper
  $970,000  Edison Asset Securitization
            Corp., 2.58% Due 11/1/2001                                     970,000
 1,000,000  Park Avenue Receivables
            Corp., 2.65% Due 11/1/2001                                   1,000,000
                                                                    --------------
            Total Short-Term Securities
            (at amortized cost)                                          1,970,000
                                                                    --------------
            Total Investments
            (cost $33,116,843)                                         $29,380,168 (d)
                                                                    ==============

Notes to Portfolio of Investments:
----------------------------------

(a) The categories of investments are shown as a percentage of total investments of the
    Lutheran Brotherhood Value Fund.

(b) Currently non-income producing.

(c) The market value of the denoted categories of investments represents less than 0.1%
    of the total investments of the Lutheran Brotherhood Value Fund.

(d) At October 31, 2001, the aggregate cost of securities for federal income tax purposes was $33,222,050 and the net unrealized depreciation of investments based on that cost was $3,841,882 which is comprised of $1,093,491 aggregate gross unrealized appreciation and $4,935,373 aggregate gross unrealized depreciation.

(e) Miscellaneous Footnotes:
    (ADR) -- American Depository Receipts

The accompanying notes are an integral part of the financial statements.




LUTHERAN BROTHERHOOD HIGH YIELD FUND
Portfolio of Investments
October 31, 2001

  Principal                                                                                             Maturity
   Amount                                                                                     Rate        Date         Value
 ----------                                                                                ----------  ----------   ----------
              CORPORATE BONDS -- 86.7% (a)
              Aerospace & Defense -- 0.6%
  $2,750,000  Alliant Techsystems, Inc., Sr. Subordinated Notes                               8.5%     5/15/2011    $2,901,243
   2,300,000  Hexcel Corp., Sr. Subordinated Notes                                           9.75%     1/15/2009     1,276,500
                                                                                                                --------------
                                                                                                                     4,177,743
                                                                                                                --------------
              Airlines -- 0.3%
   1,750,000  American Airlines, Inc., Bonds, Series 2001-2-B                               8.608%      4/1/2011     1,831,025
                                                                                                                --------------
              Automotive -- 1.2%
   2,200,000  Advanced Stores, Inc., Sr. Subordinated Notes                                 10.25%     4/15/2008     2,134,000
   2,400,000  Autonation, Inc. Sr. Notes                                                      9.0%      8/1/2008     2,376,000
   2,250,000  Group1 Automotive, Inc., Sr. Subordinated Notes                              10.875%      3/1/2009     2,193,750
   1,900,000  Hayes Lemmerz International, Inc., Sr. Notes                                 11.875%     6/15/2006       760,000
                                                                                                                --------------
                                                                                                                     7,463,750
                                                                                                                --------------
               Banks -- 2.0%
   2,450,000  Chevy Chase Savings Bank, Subordinated Debentures                              9.25%     12/1/2005     2,462,250
   4,650,000  GS Escrow Corp., Sr. Notes                                                    7.125%      8/1/2005     4,742,930
   3,000,000  Riggs Capital Trust II, Trust Preferred Securities, Series C                  8.875%     3/15/2027     2,303,460
   3,000,000  Sovereign Bancorp, Inc., Sr. Notes                                             10.5%    11/15/2006     3,318,750
                                                                                                                --------------
                                                                                                                    12,827,390
                                                                                                                --------------
              Broadcasting & Media -- 14.3%
   3,000,000  Adelphia Communications Corp., Sr. Notes                                      10.25%     11/1/2006     2,895,000
   3,000,000  Adelphia Communications Corp., Sr. Notes                                      10.25%     6/15/2011     2,805,000
   3,000,000  Adelphia Communications Corp., Sr. Notes                                     10.875%     10/1/2010     2,895,000
   4,000,000  Alliance Atlantis Communications, Inc., Sr. Subordinated Notes                 13.0%    12/15/2009     4,180,000
   1,788,100  AMFM Operating, Inc., Payment-In-Kind Debentures                             12.625%    10/31/2006     1,928,913
   2,400,000  Australis Holdings Pty., Ltd., Sr. Discount Notes                        Zero Coupon     11/1/2002           240 (d)
  12,155,970  Australis Media, Ltd., Payment-In-Kind Sr. Discount Notes                Zero Coupon     5/15/2003         1,216 (d)
   8,500,000  Avalon Cable Holdings, Sr. Discount Notes                                Zero Coupon     12/1/2008     6,672,500
   3,000,000  Cable Satisfaction International, Inc., Sr. Notes                             12.75%      3/1/2010     1,267,500
   4,450,000  Callahan Nordrhein-Westfalen, Sr. Discount Notes                         Zero Coupon     7/15/2010     1,134,750
   3,000,000  Callahan Nordrhein-Westfalen, Sr. Notes                                        14.0%     7/15/2010     1,995,000
   1,500,000  Chancellor Media Corp., Sr. Notes                                               8.0%     11/1/2008     1,588,125
   1,400,000  Chancellor Media Corp., Sr. Subordinated Notes, Series B                       8.75%     6/15/2007     1,473,500
   2,400,000  Chancellor Media Corp., Sr. Subordinated Notes, Series B                      8.125%    12/15/2007     2,520,000
   4,000,000  Charter Communications, Inc., Sr. Notes                                        10.0%      4/1/2009     4,100,000
   8,000,000  Diamond Cable Communications plc, Sr. Discount Notes (USD)               Zero Coupon     2/15/2007     3,320,000
   4,000,000  Diamond Cable Communications plc, Sr. Discount Notes (USD)                    11.75%    12/15/2005     1,960,000
   8,000,000  DIVA Systems Corp., Sr. Discount Notes, Series B                         Zero Coupon      3/1/2008       920,000
   4,750,000  EchoStar Broadband Corp., Sr. Notes                                          10.375%     10/1/2007     4,987,500
   3,500,000  EchoStar DBS Corp., Sr. Notes                                                 9.375%      2/1/2009     3,587,500
   3,600,000  Grupo Televisa, Inc., S.A., Notes (USD)                                         8.0%     9/13/2011     3,474,000
   4,525,000  Insight Communications, Inc., Sr. Discount Notes                         Zero Coupon     2/15/2011     2,534,000
   4,000,000  Insight Midwest LP/Insight Capital, Sr. Notes                                  10.5%     11/1/2010     4,280,000
   2,000,000  Insight Midwest, LP, Sr. Notes                                                 9.75%     10/1/2009     2,110,000
   3,500,000  Mediacom Broadband, LLC, Sr. Notes                                             11.0%     7/15/2013     3,727,500
   3,000,000  NTL, Inc., Convertible Subordinated Notes                                      5.75%    12/15/2009       705,000
   4,000,000  Olympus Communications, LP, Sr. Notes                                        10.625%    11/15/2006     3,940,000
   2,000,000  ONO Finance plc, Notes (USD)                                                   13.0%      5/1/2009     1,410,000
   1,900,000  ONO Finance plc, Sr. Notes                                                     14.0%     2/15/2011     1,377,500
   3,500,000  Optel, Inc., Sr. Notes, Series B                                               11.5%      7/1/2008     1,242,500 (d)
   3,500,000  Quebecor Media, Inc., Sr. Notes                                              11.125%     7/15/2011     3,675,000
   2,500,000  RCN Corp., Sr. Discount Notes                                            Zero Coupon    10/15/2007       662,500
   5,500,000  Renaissance Media Group, LLC, Sr. Discount Notes                         Zero Coupon     4/15/2008     4,379,375
     735,528  Scott Cable Communications, Inc., Payment-In-Kind Jr.
              Subordinated Notes                                                             16.0%     7/18/2002       114,007 (d)
   2,500,000  Spanish Broadcasting Systems, Inc., Sr. Subordinated Notes                    9.625%     11/1/2009     2,368,750
   3,500,000  Supercanal Holding S.A., Sr. Notes (USD)                                       11.5%     5/15/2005       148,750 (d)
   4,800,000  Telewest Finance (Jersey), Ltd., Convertible Bonds                              6.0%      7/7/2005     3,318,000
   3,500,000  UIH Australia/Pacific, Inc., Sr. Discount Notes, Series B                      14.0%     5/15/2006       161,875 (c)
   7,200,000  United International Holdings, Inc., Sr. Notes, Series B                 Zero Coupon     2/15/2008     1,188,000
   5,150,000  United Pan-Europe Communications N.V.,
              Sr. Discount Notes (USD)                                                 Zero Coupon     11/1/2009       463,500
   3,100,000  United Pan-Europe Communications N.V.,
              Sr. Discount Notes (USD)                                                 Zero Coupon      2/1/2010       267,375
   1,500,000  United Pan-Europe Communications N.V.,
              Sr. Notes, Series B (USD)                                                      11.5%      2/1/2010       232,500
                                                                                                                --------------
                                                                                                                    92,011,876
                                                                                                                --------------
              Building Materials -- 0.7%
   4,000,000  CEMEX S.A. de C.V., Notes (USD)                                               12.75%     7/15/2006     4,810,000
                                                                                                                --------------
              Chemicals -- 3.2%
   4,200,000  Equistar Chemical, LP, Sr. Notes                                             10.125%      9/1/2008     3,906,000
   4,500,000  IMC Global, Inc., Notes                                                      10.875%      6/1/2008     4,635,000
   5,000,000  ISP Holdings, Inc., Sr. Notes                                                   9.0%    10/15/2003     4,975,000
   2,000,000  Lyondell Chemical Co., Sr. Secured Notes, Series B                            9.875%      5/1/2007     1,925,000
   3,050,000  MacDermid, Inc., Sr. Subordinated Notes                                       9.125%     7/15/2011     3,019,500
   2,650,000  Sovereign Speciality Chemicals, Sr. Subordinated Notes                       11.875%     3/15/2010     2,226,000
                                                                                                                --------------
                                                                                                                    20,686,500
                                                                                                                --------------
              Conglomerates -- 0.2%
   2,000,000  US Industries (USI American Holdings), Inc., Sr. Notes                        7.125%    10/15/2003     1,465,000
                                                                                                                --------------
              Consumer Products -- 2.5%
   1,200,000  Armkel Finance, Inc., Sr. Subordinated Notes                                    9.5%     8/15/2009     1,260,000
   2,000,000  Jostens, Inc., Sr. Subordinated Notes                                         12.75%      5/1/2010     2,120,000
   2,300,000  Playtex Products, Inc., Sr. Subordinated Notes                                9.375%      6/1/2011     2,415,000
   3,000,000  Salton, Inc., Sr. Notes                                                       10.75%    12/15/2005     2,520,000
   3,000,000  Samsonite Corp., Sr. Subordinated Notes                                       10.75%     6/15/2008     2,070,000
   3,400,000  Windmere-Durable Holdings, Inc., Sr. Subordinated Notes                        10.0%     7/31/2008     3,149,250
   2,700,000  Winsloew Furniture, Inc., Sr. Subordinated Notes, Series B                    12.75%     8/15/2007     2,413,125
                                                                                                                --------------
                                                                                                                    15,947,375
                                                                                                                --------------
              Engineering & Construction -- 0.1%
   4,000,000  Morrison Knudsen Corp., Bonds                                                  12.0%      7/1/2010       540,000 (d)
                                                                                                                --------------
              Environmental -- 2.4%
   3,000,000  Allied Waste North America, Inc., Secured Notes, Series B                     8.875%      4/1/2008     3,090,000
   9,000,000  Allied Waste North America, Inc., Sr. Subordinated Notes, Series B             10.0%      8/1/2009     9,157,500
   3,350,000  IT Group, Inc., Sr. Subordinated Notes, Series B                              11.25%      4/1/2009     3,031,750
                                                                                                                --------------
                                                                                                                    15,279,250
                                                                                                                --------------
              Finance -- Commercial -- 0.1%
   2,000,000  Finova Group, Inc., Notes                                                       7.5%    11/15/2009       750,000
                                                                                                                --------------
              Finance -- Consumer -- 0.7%
   2,380,000  Altiva Financial Corp., Subordinated Notes                                     12.0%     6/15/2006       476,000(d,e)
   4,000,000  Dollar Financial Group, Inc., Sr. Notes, Series A                            10.875%    11/15/2006     3,720,000
   3,650,000  United Companies Financial Corp., Subordinated Notes                          8.375%      7/1/2005        45,625(d)
                                                                                                                --------------
                                                                                                                     4,241,625
                                                                                                                --------------
              Finance -- Other -- 0.8%
   5,200,000  Williams Scotsman, Inc., Sr. Notes                                            9.875%      6/1/2007     4,940,000
                                                                                                                --------------
              Finance -- Structured -- 1.0%
   2,800,000  FC CBO II, Ltd., Subordinated Debentures, Series 1A, Class C                  11.05%      9/9/2010     2,240,840
   1,000,000  Namazu Re, Ltd., Floating Rate Notes                                          7.963%     12/2/2004       981,280
   1,000,000  Prime Capital CalQuake & Eurowind, Ltd., Floating Rate Notes                  9.981%      1/7/2004       986,360
   1,000,000  Prime Capital Hurricane, Ltd., Floating Rate Notes                            8.981%      1/7/2004       963,150
   1,000,000  SR Wind, Ltd., Floating Rate Notes, Class A-1                                 8.888%     5/18/2005       996,780
                                                                                                                --------------
                                                                                                                     6,168,410
                                                                                                                --------------
              Food & Beverage -- 2.7%
   5,500,000  Aurora Foods, Inc., Sr. Subordinated Notes, Series D                          9.875%     2/15/2007     5,005,000
   1,900,000  Del Monte Corp., Sr. Subordinated Notes                                        9.25%     5/15/2011     1,985,500
   5,500,000  Imperial Sugar Co., Sr. Subordinated Notes                                     9.75%    12/15/2007     1,210,000(d)
   2,300,000  Michael Foods Acquisition Corp., Sr. Subordinated Notes, Series B             11.75%      4/1/2011     2,449,500
   5,290,000  New World Pasta Co., Sr. Subordinated Notes                                    9.25%     2/15/2009     4,522,950
   2,000,000  Smithfield Foods, Inc., Sr. Notes                                               8.0%    10/15/2009     2,085,000
                                                                                                                --------------
                                                                                                                    17,257,950
                                                                                                                --------------
              Food & Beverage -- Wholesale -- 0.4%
   4,600,000  Ameriserve Food Distribution, Inc., Sr. Notes                                 8.875%    10/15/2006        46,000(d)
   3,000,000  Nash Finch Co., Sr. Subordinated Notes, Series B                                8.5%      5/1/2008     2,865,000
                                                                                                                --------------
                                                                                                                     2,911,000
                                                                                                                --------------
              Health Care -- Medical Products & Supplies -- 0.2%
   1,200,000  Amerisource Bergen Corp., Sr. Notes                                           8.125%      9/1/2008     1,266,000
                                                                                                                --------------
              Health Care Management -- 4.7%
   6,500,000  Concentra Operating Corp., Sr. Subordinated Notes                              13.0%     8/15/2009     6,938,750
   6,000,000  Extendicare Health Services, Inc., Sr. Subordinate Notes                       9.35%    12/15/2007     5,580,000
   4,000,000  Health Insurance Plan of Greater New York, Bonds, Series C                    11.25%      7/1/2010     3,656,400
   2,500,000  Integrated Health Services, Inc., Sr. Subordinated Notes, Series A             9.25%     1/15/2008        68,750(d)
   1,900,000  Magellan Health Services, Inc., Sr. Notes                                     9.375%    11/15/2007     2,004,500
   1,500,000  Magellan Health Services, Sr. Subordinated Notes                                9.0%     2/15/2008     1,462,500
   3,000,000  Manor Care, Inc., Sr. Notes                                                     8.0%      3/1/2008     3,210,000
   3,850,000  Triad Hospitals, Inc., Sr. Notes                                               8.75%      5/1/2009     4,158,000
   3,090,000  Vanguard Health Systems, Inc., Sr. Subordinated Notes                          9.75%      8/1/2011     3,259,950
                                                                                                                --------------
                                                                                                                    30,338,850
                                                                                                                --------------
              Health Care Services -- 3.8%
   4,000,000  AdvancePCS, Sr. Notes                                                           8.5%      4/1/2008     4,180,000
   3,000,000  Fresnius Medical Capital Trust II, Unit Security                              7.875%      2/1/2008     3,015,000
   2,000,000  HEALTHSOUTH Corp., Convertible Subordinated Debentures                         3.25%      4/1/2003     1,907,500
   2,000,000  HEALTHSOUTH Corp., Notes                                                      8.375%     10/1/2011     2,140,000
   2,000,000  Insight Health Services Corp., Sr. Subordinated Notes                         9.875%     11/1/2011     2,080,000
   4,000,000  MedPartners, Inc., Sr. Notes                                                  7.375%     10/1/2006     4,065,000
   4,500,000  Omnicare, Inc., Sr. Notes, Series B                                           8.125%     3/15/2011     4,803,750
   1,900,000  Team Health, Inc., Notes, Series B                                             12.0%     3/15/2009     2,101,875
                                                                                                                --------------
                                                                                                                    24,293,125
                                                                                                                --------------
              Homebuilding -- 1.3%
   3,250,000  Beazer Homes USA, Inc., Sr. Notes                                             8.625%     5/15/2011     3,315,000
   3,000,000  Ryland (The) Group, Inc., Sr. Notes                                            9.75%      9/1/2010     3,165,000
   2,000,000  Schuler Homes, Inc., Notes                                                    9.375%     7/15/2009     2,040,000
                                                                                                                --------------
                                                                                                                     8,520,000
                                                                                                                --------------
              Insurance -- 0.1%
   5,000,000  SIG Capital Trust I, Bond                                                       9.5%     8/15/2027       750,000(d)
                                                                                                                --------------
              Leisure & Entertainment -- 0.0%
   2,777,000  AMF Bowling Worldwide, Inc., Sr. Subordinated Discount Notes,
              Series B                                                                      12.25%     3/15/2006        41,655(d)
                                                                                                                --------------
              Lodging & Hotels -- 0.8%
   1,900,000  CapStar Hotel Company, Convertible Subordinated Notes
              (Meristar Hospitality Corp.)                                                   4.75%    10/15/2004     1,522,375
   2,400,000  Felcor Lodging, LP, Sr. Notes                                                   8.5%      6/1/2011     2,160,000
   2,000,000  HMH Properties, Inc., Sr. Notes, Series B                                     7.875%      8/1/2008     1,735,000
                                                                                                                --------------
                                                                                                                     5,417,375
                                                                                                                --------------
              Machinery & Equipment -- 2.2%
   4,700,000  AGCO Corp., Sr. Subordinated Notes                                              8.5%     3/15/2006     4,535,500
   4,000,000  Anthony Crane Rentals, LP, Sr. Discount Debentures, Series B             Zero Coupon      8/1/2009       620,000
   2,300,000  Budget Group, Inc., Sr. Notes                                                 9.125%      4/1/2006       632,500
   1,950,000  Motor Coach Industries International, Inc., Sr. Subordinated Notes            11.25%      5/1/2009       889,688
   3,000,000  Navistar International Corp., Sr. Notes, Series B                             9.375%      6/1/2006     2,985,000
   4,250,000  United Rentals North America, Inc., Sr. Notes                                 10.75%     4/15/2008     4,483,750
                                                                                                                --------------
                                                                                                                    14,146,438
                                                                                                                --------------
              Metals & Mining -- 0.4%
   2,000,000  Luscar Coal, Ltd., Sr. Notes                                                   9.75%    10/15/2011     2,085,000
   1,000,000  Weirton Steel Corp., Sr. Notes                                                10.75%      6/1/2005       150,000
   1,500,000  Weirton Steel Corp., Sr. Notes                                               11.375%      7/1/2004       240,000
                                                                                                                --------------
                                                                                                                     2,475,000
                                                                                                                --------------
              Oil & Gas -- 3.5%
   2,200,000  Belden & Blake Corp., Sr. Subordinated Notes, Series B                        9.875%     6/15/2007     1,749,000
   3,800,000  BRL Universal Equipment Corp., Secured Notes                                  8.875%     2/15/2008     3,933,000
   2,150,000  El Paso Energy, LP, Sr. Subordinated Notes, Series B                            8.5%      6/1/2011     2,246,750
   2,700,000  Hornbeck Leevac, Sr. Notes                                                   10.625%      8/1/2008     2,578,500
   4,000,000  Nuevo Energy Co., Sr. Subordinated Notes, Series B                            9.375%     10/1/2010     3,860,000
   4,150,000  Pioneer Natural Resource Co., Sr. Notes                                         6.5%     1/15/2008     4,002,800
   2,500,000  Pogo Producing Co.,Sr. Subordinated Notes, Series B                            8.25%     4/15/2011     2,543,750
   2,000,000  Westport Resources Corp., Sr. Subordinated Notes                               8.25%     11/1/2011     2,000,000
                                                                                                                --------------
                                                                                                                    22,913,800
                                                                                                                --------------
              Packaging & Containers -- 4.0%
   4,131,250  BPC Holding Corp., Sr. Secured Notes, Series B                                 12.5%     6/15/2006     3,552,875
   5,000,000  Crown Cork & Seal Finance plc., Notes (USD)                                    6.75%    12/15/2003     2,625,000
   3,500,000  Fonda Group, Inc., Sr. Subordinated Notes, Series B                             9.5%      3/1/2007     3,167,500
   2,800,000  Plastipak Holdings, Sr. Notes                                                 10.75%      9/1/2011     2,943,500
   3,000,000  Pliant Corp., Sr. Subordinated Notes                                           13.0%      6/1/2010     2,355,000
   5,000,000  Radnor Holdings Corp., Sr. Notes                                               10.0%     12/1/2003     3,875,000
   4,550,000  Riverwood International Corp., Sr. Notes                                     10.625%      8/1/2007     4,788,875
   5,500,000  SF Holdings Group, Inc., Sr. Discount Notes, Series B                    Zero Coupon     3/15/2008     2,591,875
                                                                                                                --------------
                                                                                                                    25,899,625
                                                                                                                --------------
              Paper & Forest Products -- 0.9%
   2,400,000  APP Finance (II) Mauritius, Ltd., Guaranteed Preferred
              Securities, Series B (USD)                                                     12.0%     2/15/2004        54,000(d)
   3,000,000  Corporacion Durango S.A. De C.V., Sr. Notes (USD)                            13.125%      8/1/2006     2,707,500
   3,000,000  Doman Industries Ltd., Sr. Notes                                               8.75%     3/15/2004       810,000
   1,950,000  Fibermark, Inc., Sr. Notes                                                    10.75%     4/15/2011     1,764,750
   1,200,000  Indah Kiat Finance Mauritius, Guaranteed Sr. Notes (USD)                       10.0%      7/1/2007       198,000(d)
   2,400,000  Pindo Deli Finance Mauritius, Sr. Notes (USD)                                 10.25%     10/1/2002       309,000(d)
                                                                                                                --------------
                                                                                                                     5,843,250
                                                                                                                --------------
              Publishing -- 1.1%
   1,900,000  Advanstar Communications, Inc.                                                 12.0%     2/15/2011     1,170,875
   3,040,000  Dimac Corp., Sr. Subordinated Notes                                            12.5%     10/1/2008        30,400(d,e)
   4,200,000  MDC Communications Corp., Sr. Subordinated Notes                               10.5%     12/1/2006     3,087,000
   3,000,000  PRIMEDIA, Inc., Sr. Notes                                                     10.25%      6/1/2004     2,595,000
                                                                                                                --------------
                                                                                                                     6,883,275
                                                                                                                --------------
              Restaurants -- 0.6%
   3,850,000  Tricon Global Restaurants, Inc., Sr. Notes                                    8.875%     4/15/2011     4,100,250
                                                                                                                --------------
              Retail -- 1.7%
   2,300,000  Carter (William) Co., Sr. Subordinated Notes                                 10.875%     8/15/2011     2,415,000
   2,250,000  F & M Distributors, Inc., Sr. Subordinated Notes                               11.5%     4/15/2003        28,125(d)
   3,450,000  Office Depot, Inc., Sr. Subordinated Notes                                     10.0%     7/15/2008     3,691,500
   4,500,000  TravelCenters of America, Inc., Sr. Subordinated Notes                        12.75%      5/1/2009     4,612,500
                                                                                                                --------------
                                                                                                                    10,747,125
                                                                                                                --------------
              Retail -- Food -- 1.5%
   5,150,000  Jitney-Jungle Stores of America, Sr. Notes                                     12.0%      3/1/2006        45,063(d)
   4,345,610  Smith's Food & Drug Centers, Pass Through Certificates                         8.64%      7/2/2012     4,884,878
   4,500,000  Stater Brothers Holdings, Sr. Notes                                           10.75%     8/15/2006     4,590,000
                                                                                                                --------------
                                                                                                                     9,519,941
                                                                                                                --------------
              Services -- 1.4%
   2,300,000  Integrated Electric Services, Inc., Sr. Subordinated Notes                    9.375%      2/1/2009     1,943,500
   4,000,000  KinderCare Learning Centers, Inc., Sr. Subordinated Notes                       9.5%     2/15/2009     3,900,000
   2,700,000  Stewart Enterprises, Inc., Sr. Subordinated Notes                             10.75%      7/1/2008     2,943,000
                                                                                                                --------------
                                                                                                                     8,786,500
                                                                                                                --------------
              Technology -- Hardware -- 2.1%
   3,000,000  Aavid Thermal Technologies, Inc., Sr. Subordinated Notes                      12.75%      2/1/2007     1,305,000
   2,700,000  Amkor Technology, Inc., Sr. Notes                                              9.25%     2/15/2008     2,308,500
   1,706,250  ASAT Finance, LLC, Sr. Notes                                                   12.5%     11/1/2006     1,339,406
   1,700,000  Dictaphone Corp., Sr. Subordinated Notes                                      11.75%      8/1/2005       178,500(d)
   2,700,000  Flextronics International, Ltd., Sr. Subordinated Notes                       9.875%      7/1/2010     2,821,500
   5,500,000  Unisys Corp., Sr. Notes                                                       8.125%      6/1/2006     5,527,500
                                                                                                                --------------
                                                                                                                    13,480,406
                                                                                                                --------------
              Telecommunications -- Data/Internet -- 0.6%
   3,000,000  Colo.com, Inc., Sr. Notes                                                    13.875%     3/15/2010       510,000(d)
   4,000,000  Convergent Communications, Inc., Sr. Notes, Series B                           13.0%      4/1/2008        60,000(d)
   5,500,000  Covad Communications Group, Inc., Sr. Discount Notes, Series B           Zero Coupon     3/15/2008       852,500(d)
   3,000,000  Cybernet Internet Services International, Sr. Notes                            14.0%      7/1/2009       435,000
   3,000,000  Exodus Communications, Inc., Sr. Notes                                       11.625%     7/15/2010       667,500(d)
   5,150,000  FirstWorld Communications, Inc., Sr. Discount Notes                      Zero Coupon     4/15/2008       283,250
   7,500,000  PSINet, Inc., Sr. Notes, Series B                                              10.0%     2/15/2005       562,500(d)
   3,200,000  Rhythms NetConnections, Inc., Sr. Discount Notes, Series B               Zero Coupon     5/15/2008       272,000(d)
   4,700,000  Rhythms NetConnections, Inc., Sr. Notes                                       12.75%     4/15/2009       528,750(d)
                                                                                                                --------------
                                                                                                                     4,171,500
                                                                                                                --------------
              Telecommunications -- Wireless -- 9.3%
   1,500,000  Alamosa Delaware, Inc., Sr. Notes                                              12.5%     2/01/2011     1,492,500
   3,100,000  Alamosa PCS Holdings, Inc., Sr. Discount Notes                           Zero Coupon     2/15/2010     1,767,000
   4,000,000  American Mobile Satellite Corp., Sr. Notes, Series B                          12.25%      4/1/2008       700,000(d)
   2,000,000  American Tower Corp., Sr. Notes                                               9.375%      2/1/2009     1,635,000
   2,250,000  Centennial Cellular Operating Co., Sr. Subordinated Notes                     10.75%    12/15/2008     1,957,500
   2,500,000  Crown Castle International Corp., Sr. Discount Notes                     Zero Coupon     5/15/2011     1,487,500
   3,500,000  Crown Castle International Corp., Sr. Notes                                   9.375%      8/1/2011     3,062,500
   4,700,000  Horizon PCS, Inc., Sr. Notes                                             Zero Coupon     10/1/2010     2,350,000
   2,800,000  Iridium LLC/Capital Corp., Sr. Notes, Series A                                 13.0%     7/15/2005       147,000(d)
   3,150,000  Iridium LLC/Capital Corp., Sr. Notes, Series B                                 14.0%     7/15/2005       165,375(d)
   1,500,000  IWO Holdings, Inc.                                                             14.0%     1/15/2011     1,425,000
   5,750,000  McCaw International, Ltd., Sr. Discount Notes                            Zero Coupon     4/15/2007       402,500
   3,800,000  Metrocall, Inc., Sr. Subordinated Notes                                        11.0%     9/15/2008       114,000(d)
   4,800,000  Microcell Telecommunications, Inc., Sr. Discount Notes                   Zero Coupon      6/1/2006     2,232,000
   8,000,000  Millicom International Cellular, Sr. Discount Notes                            13.5%      6/1/2006     4,920,000
   2,000,000  Nextel Communications, Inc., Sr. Discount Notes                          Zero Coupon    10/31/2007     1,245,000
   6,000,000  Nextel Communications, Inc., Sr. Notes                                          9.5%      2/1/2011     4,140,000
   3,000,000  Nextel International, Inc., Sr. Notes                                         12.75%      8/1/2010       247,500
   4,300,000  Nextel Partners, Inc., Sr. Notes                                               11.0%     3/15/2010     3,214,250
   8,300,000  Orion Network Systems, Inc., Sr. Discount Notes                          Zero Coupon     1/15/2007     3,942,500
   2,000,000  Orion Network Systems, Inc., Sr. Notes                                        11.25%     1/15/2007     1,010,000
   5,000,000  PageMart Nationwide, Inc., Sr. Discount Exchange Notes                         15.0%      2/1/2005       100,000(d)
   3,400,000  PTC International Finance B.V., Sr. Secured Notes (USD)                  Zero Coupon      7/1/2007     2,830,500
   9,000,000  SpectraSite Holdings, Inc., Sr. Discount Notes                           Zero Coupon     3/15/2010     2,340,000
   2,000,000  Telecorp PCS, Inc., Sr. Subordinated Notes                                   10.625%     7/15/2010     2,330,000
     644,000  Telesystem International Wireless, Inc., Sr. Notes                             14.0%    12/30/2003       389,620
     480,118  Teletrac, Inc., Notes                                                           9.0%      1/1/2004       367,290
   2,300,000  Tritel PCS, Inc., Sr. Subordinated Notes                                     10.375%     1/15/2011     2,650,750
   4,000,000  Tritel PCS, Inc., Sr. Subordinated Notes                                 Zero Coupon     5/15/2009     3,495,000
   4,000,000  UbiqueTel Operating Co., Sr. Subordinated Notes                          Zero Coupon     4/15/2010     1,940,000
   6,000,000  UNIFI Communications, Inc., Sr. Notes                                          14.0%      3/1/2004        36,000(d)
   5,500,000  US Unwired, Inc., Sr. Discount Notes, Series B                           Zero Coupon     11/1/2009     3,492,500
   3,100,000  USA Mobile Communications, Inc., Sr. Notes                                     14.0%     11/1/2004       170,500(d)
   2,000,000  Voicestream Wireless Corp., Sr. Notes                                        10.375%    11/15/2009     2,290,000
   5,000,000  Weblink Wireless, Inc., Sr. Subordinated Discount Notes                  Zero Coupon      2/1/2008        62,500(d)
                                                                                                                --------------
                                                                                                                    60,151,785
                                                                                                                --------------
              Telecommunications -- Wireline -- 3.7%
   2,400,000  Alestra S. de R.L. de C.V., Sr. Notes (USD)                                  12.125%     5/15/2006     1,518,000
   2,000,000  Asia Global Crossing, Ltd., Sr. Notes                                        13.375%    10/15/2010       490,000
   2,000,000  Birch Telecom, Inc., Sr. Notes                                                 14.0%     6/15/2008       410,000
   2,900,000  Completel Europe N.V., Sr. Discount Notes, Series B (USD)                Zero Coupon     2/15/2009       333,500
   3,000,000  DTI Holdings, Inc., Sr. Discount Notes, Series B                         Zero Coupon      3/1/2008       225,000
   5,150,000  Esprit Telecom Group plc, Sr. Notes (USD)                                      11.5%    12/15/2007        25,750(d)
   2,000,000  Global Crossing Holdings, Ltd., Bank Debt, Term B                              5.59%     6/30/2006     1,060,000
   1,000,000  GST Telecommunications, Inc., Sr. Discount Notes                             13.875%    12/15/2005        15,000(d,e)
   7,000,000  GT Group Telecom, Inc., Sr. Discount Notes                               Zero Coupon      2/1/2010     1,330,000
   1,200,000  Hyperion Telecommunications, Inc., Sr. Discount Notes, Series B                13.0%     4/15/2003        84,000
   2,850,000  Hyperion Telecommunications, Inc., Sr. Notes, Series B                        12.25%      9/1/2004       726,750
     700,000  IMPSAT Fiber Networks, Inc., Sr. Notes                                        13.75%     2/15/2005        64,750(c)
   5,000,000  IntelCom Group (U.S.A.), Inc., Sr. Discount Notes                        Zero Coupon      5/1/2006       425,000(d)
   5,900,000  Intermedia Communications, Inc., Sr. Discount Notes, Series B            Zero Coupon      3/1/2009     5,103,500
   5,000,000  Logix Communications Enterprises, Inc., Sr. Notes                             12.25%     6/15/2008     1,975,000(c)
   3,000,000  Madison River Capital, Sr. Notes                                              13.25%      3/1/2010     1,875,000
   2,500,000  McLeodUSA, Inc., Sr. Notes                                                     11.5%      5/1/2009       662,500
   4,300,000  McLeodUSA, Inc., Sr. Notes                                                   11.375%      1/1/2009     1,182,500
   2,750,000  Metromedia Fiber Network, Inc., Sr. Notes                                      10.0%    12/15/2009       618,750
   3,000,000  Netia Holdings B.V., Sr. Discount Notes, Series B (USD)                  Zero Coupon     11/1/2007       315,000(c)
   6,100,000  NEXTLINK Communications, Inc., Sr. Notes                                      9.625%     10/1/2007     1,067,500
   3,000,000  NEXTLINK Communications, LLC, Sr. Notes                                        12.5%     4/15/2006       615,000
   5,000,000  Northeast Optic Network, Inc., Sr. Notes                                      12.75%     8/15/2008     1,275,000
   5,000,000  Pathnet, Inc., Sr. Notes                                                      12.25%     4/15/2008       125,000(d)
   5,000,000  Poland Telecom Finance B.V., Sr. Notes, Series B (USD)                         14.0%     12/1/2007        75,000(d)
   6,900,000  RSL Communications plc, Sr. Notes                                            12.875%      3/1/2010       276,000(d)
   1,900,000  Telegroup, Inc., Sr. Discount Notes                                            10.5%     11/1/2004        66,500(d)
   5,000,000  Teligent, Inc., Sr. Notes                                                      11.5%     12/1/2007        25,000(d)
   5,000,000  Viatel, Inc., Sr. Discount Notes                                         Zero Coupon     4/15/2008        25,000(d)
   4,650,000  Williams Communications Group, Inc., Sr. Notes                                 11.7%      8/1/2008     1,976,250
   5,000,000  WinStar Communications, Inc., Sr. Notes                                        12.5%     4/15/2008        43,750(d)
   4,700,000  Worldwide Fiber, Inc., Sr. Notes                                               12.0%      8/1/2009        23,500(d)
                                                                                                                --------------
                                                                                                                    24,033,500
                                                                                                                --------------
              Textiles & Apparel -- 1.1%
   3,200,000  Dan River, Inc., Sr. Subordinated Notes                                      10.125%    12/15/2003     1,624,000
   4,150,000  Levi Strauss & Co., Sr. Notes                                                11.625%     1/15/2008     2,925,750
   2,400,000  Perry Ellis International, Inc., Sr. Subordinated Notes, Series B             12.25%      4/1/2006     2,280,000
                                                                                                                --------------
                                                                                                                     6,829,750
                                                                                                                --------------
              Transportation -- 1.7%
   2,600,000  Allied Holdings, Inc., Sr. Notes, Series B                                    8.625%     10/1/2007     1,014,000
   2,250,000  Kansas City Southern Railway Co., Sr. Notes                                     9.5%     10/1/2008     2,351,250
   3,000,000  RailAmerica Transportation Corp., Sr. Subordinated Notes                     12.875%     8/15/2010     3,045,000
   5,000,000  Windsor Petroleum Transport Corp., Notes                                       7.84%     1/15/2021     4,695,970
                                                                                                                --------------
                                                                                                                    11,106,220
                                                                                                                --------------
              Utilities -- 6.8%
   4,000,000  AES Corp., Sr. Notes                                                          8.875%     2/15/2011     3,650,000
   7,000,000  Calpine Corp., Sr. Notes                                                        8.5%     2/15/2011     7,055,160
   2,000,000  CMS EnergyCorp./Atlantic Methanol Capital Co., Sr. Secured
              Notes, Series A-1                                                            10.875%    12/15/2004     2,050,000
   3,850,000  Edison Mission Energy, Sr. Notes                                              9.875%     4/15/2011     4,237,372
   1,750,000  Midland Cogen Venture Fund II, Secured Lease Obligation Bonds,
              Series A                                                                      11.75%     7/23/2005     1,939,452
   3,550,000  Midland Cogen Venture Fund II, Subordinated Secured
              Lease Obligation Bonds                                                        13.25%     7/23/2006     4,211,251
   2,000,000  Mission Energy Holdings, Sr. Notes                                             13.5%     7/15/2008     2,240,000
   3,000,000  Niagara Mohawk Power Corp., Sr. Discount Notes, Series H                 Zero Coupon      7/1/2010     2,946,546
   5,000,000  Orion Power Holdings, Inc., Sr. Notes                                          12.0%      5/1/2010     6,075,000
   3,800,000  PSE&G Energy Holdings, Inc., Sr. Notes                                        8.625%     2/15/2008     4,009,733
   4,800,000  TNP Enterprises, Inc., Sr. Subordinated Notes, Series B                       10.25%      4/1/2010     5,184,000
                                                                                                                --------------
                                                                                                                    43,598,514
                                                                                                                --------------
              Total Corporate Bonds (cost $804,347,432)                                                            558,622,778
                                                                                                                --------------
              FOREIGN GOVERNMENT BONDS -- 0.5% (a,b)
   4,000,000  Republic of Philippines, Bonds (cost $3,273,759)                              9.875%     1/15/2019     3,275,000
                                                                                                                --------------

Shares
------------
              PREFERRED STOCKS -- 8.1% (a)
              Convertible -- 0.1%
      20,000  Pegasus Communications Corp., Convertible Preferred Stock, Series C                                     $580,000(c)
                                                                                                                --------------
              Non-Convertible -- 8.0%
       2,734  Broadwing Communications, Preferred Stock, Series B                                                    1,920,635
      65,000  Chevy Chase Capital Corp., Noncumulative Exchangeable Preferred Stock, Series A                        3,640,000
      53,516  Communications & Power Industries, Inc., Preferred Stock, Series B                                     1,411,485
       1,968  Crown Castle International Corp., Payment-In-Kind Preferred Stock                                      1,539,960
      55,623  CSC Holdings, Inc., Payment-In-Kind Preferred Stock                                                    5,896,038
      26,325  CSC Holdings, Inc., Payment-In-Kind Preferred Stock                                                    2,764,125
       3,958  Cumulus Media, Inc., Payment-In-Kind Preferred Stock, Series A                                         3,735,363
       2,723  Dobson Communications Corp., 12.25% Payment-In-Kind Preferred Stock                                    2,702,578
       7,182  Dobson Communications Corp., 13.0% Payment-In-Kind Preferred Stock                                     7,056,315
       3,400  E. Spire Communications Services, Inc., Payment-In-Kind Preferred Stock                                      340
      24,000  Global Crossing Holdings, Ltd., Payment-In-Kind Preferred Stock                                           78,000
       4,786  Granite Broadcasting Corp., Payment-in-Kind Preferred Stock                                              783,708
       6,241  ICG Holdings, Inc., Preferred Stock                                                                        7,021(d)
       1,792  Intermedia Communications, Inc., Payment-In-Kind Preferred Stock                                       1,895,040
       1,200  J Crew Group, Preferred Stock                                                                            960,000(c)
      16,000  Jitney-Jungle Stores of America, Sr. Exchangeable Preferred Stock, Class A                                 4,000(c)
       5,865  Nextel Communications, Inc., Payment-In-Kind Preferred Stock, Series E                                 2,243,363
       7,482  Paxson Communications Corp., Payment-In-Kind Preferred Stock                                           7,126,605
      32,000  PRIMEDIA, Inc., Exchangeable Preferred Stock, Series H                                                 1,288,000
      36,500  PRIMEDIA, Inc., Preferred Stock, Series D                                                              1,469,125
      17,000  PRIMEDIA, Inc., Preferred Stock, Series F                                                                684,250
     122,500  River Bank Asset, Inc., Preferred Stock, Series A                                                      1,868,125(c)
       2,600  Sovereign REIT, Non-Cumulative Preferred Stock, Series A                                               2,450,500
       1,435  World Access, Inc., Preferred Stock                                                                        2,869(c)
                                                                                                                --------------
                                                                                                                    51,527,445
                                                                                                                --------------
              Total Preferred Stocks (cost $84,700,414)                                                             52,107,445
                                                                                                                --------------
              COMMON STOCKS & STOCK WARRANTS -- 1.0% (a,c)
       3,000  Aavid Thermal Technologies, Inc., Stock Warrants                                                         $10,500
       4,000  Airgate PCS, Inc., Stock Warrants                                                                        449,000
   1,180,997  Altiva Financial Corp., Common Stock                                                                       8,857
       2,900  ASAT Finance, LLC, Stock Warrants                                                                        146,450
       2,000  Birch Telecom, Inc., Stock Warrants                                                                           20
       3,000  Cable Satisfaction International, Inc., Stock Warrants                                                        30
      12,000  Classic Communications, Inc., Common Stock                                                                     0
       3,000  Colo.com, Inc., Stock Warrants                                                                                30
       1,890  Communications & Power Industries, Inc., Common Stock                                                    283,736(e)
     120,000  Completel Europe N.V., Common Stock (USD)                                                                174,000
       3,000  Cybernet Internet Services International, Stock Warrants                                                     750(e)
      24,000  DIVA Systems Corp., Stock Warrants                                                                           240
       7,000  GT Group Telecom, Inc., Stock Warrants                                                                    87,500
      25,274  Harvard Industries, Inc., Stock Warrants                                                                      25
       3,750  Horizon PCS, Inc., Stock Warrants                                                                        187,969
     108,276  ICO Global Communications Holdings, Ltd., Common Stock                                                   219,259
      27,197  ICO Global Communications Holdings, Ltd., Stock Warrants                                                   1,496
      31,481  Intersil Holding Corp., Common Stock                                                                   1,031,003
      10,200  Ionica plc, Stock Warrants (USD)                                                                             102
       2,800  iPCS, Inc., Stock Warrants                                                                               168,350
       2,000  Iridium World Communications, Stock Warrants                                                                  20(e)
       1,500  IWO Holdings, Inc., Stock Warrants                                                                       105,188
       9,500  Jazztel plc, Stock Warrants (USD)                                                                        123,500
       4,000  Josten's, Inc., Stock Warrants                                                                            60,500
      30,000  Magellan Health Services, Inc., Common Stock                                                             292,500
       7,100  McCaw International, Ltd., Stock Warrants                                                                    959
      29,247  McLeodUSA, Inc., Common Stock                                                                             21,935
       3,500  Motient Corp., Stock Warrants                                                                                490
       1,900  ONO Finance, plc, Stock Warrants (USD)                                                                    93,575
       2,800  ONO Finance, plc., Cash Rights (USD)                                                                      81,900
      26,250  PageMart Nationwide, Inc., Common Stock                                                                    6,563
       6,563  Pegasus Communications, Corp., Common Stock                                                               64,974
       3,000  Pliant Corp., Stock Warrants                                                                               6,375
       3,200  Primus Telecommunications Group, Inc., Stock Warrants                                                      3,600
      19,360  Protection One Alarm Monitoring, Stock Warrants                                                           50,820
       3,000  RailAmerica Transportation Corp., Stock Warrants                                                         151,125
       1,100  SF Holdings Group, Inc., Common Stock, Class C                                                             4,538
      39,141  Telus Corp., Common Stock                                                                                562,848
      13,500  TravelCenters of America, Inc., Stock Warrants                                                           138,375
       3,700  Ubiquitel Operating Co., Stock Warrants                                                                  222,463
       4,600  UIH Australia/Pacific, Inc., Stock Warrants                                                                1,725
       2,350  Vernado Holdings, Inc., Stock Warrants                                                                     9,400
      26,181  Wherehouse Entertainment, Inc., Stock Warrants, Class A                                                  199,630
       4,545  Wherehouse Entertainment, Inc., Stock Warrants, Class B                                                   17,612
       4,545  Wherehouse Entertainment, Inc., Stock Warrants, Class C                                                    7,386
     417,436  Wilshire Financial Services Group, Inc., Common Stock                                                    772,257
       2,700  Winsloew Furniture, Inc., Stock Warrants                                                                  28,350
      50,852  WorldCom, Inc., Common Stock                                                                             683,959
          34  WorldCom, Inc., (WorldCom Group) Common Stock                                                                403
       2,000  XM Satellite Radio, Inc., Stock Warrants                                                                   1,500
     307,011  @Track Communications, Inc., Common Stock                                                                276,310
       2,000  @Track Communications, Inc., Stock Warrants                                                                2,050(e)
                                                                                                                --------------
              Total Common Stocks and Stock Warrants (cost $20,355,400)                                              6,762,147
                                                                                                                --------------

  Principal                                                                                             Maturity
   Amount                                                                                     Rate        Date
 ----------                                                                                ----------  ----------
              SHORT-TERM SECURITIES -- 3.7% (a)
              Commercial Paper
 $23,540,000  CIT Group Holdings, Inc. (at amortized cost)                                   2.63%     11/1/2001    23,540,000
                                                                                                                --------------
              Total Investments (cost $936,217,005)                                                               $644,307,370(g)
                                                                                                                ==============

Notes to Portfolio of Investments:
----------------------------------

(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood High Yield Fund.

(b) Denominated in U.S. dollars.

(c) Currently non-income producing.

(d) Currently non-income producing and in default.

(e) Denotes restricted securities. These securities have been valued from the date of acquisition through October 31, 2001, by obtaining quotations from brokers who are active with the issues. The following table indicates the acquisition date and cost of restricted securities the Fund owned as of October 31, 2001.


                                                                           Aquisition
                     Security                                                 Date        Cost
                    ------------                                         ------------ ------------
Altiva Financial Corp., Subordinated Notes                                  11/16/96    $5,888,791
Communications & Power Industries, Inc., Common Stock                       08/02/95       172,871
Cybernet Internet Services International, Stock Warrants                    07/01/99       779,583
Dimac Corp., Sr. Subordinated Notes                                         10/16/98     2,971,531
GST Telecommunications, Inc., Sr. Discount Notes                            12/14/95     1,045,491
Iridium World Communications, Stock Warrants                                07/11/97        21,294
@Track Communications, Inc., Stock Warrants                                 09/18/97        31,466

(f) At October 31, 2001, cash of $70,000 was pledged as the initial margin deposit on the following financial futures contracts:
                                                                                      Notional


                      Number of                                      Market          Principal        Unrealized
      Type            Contracts       Expiration     Position         Value            Amount            Loss
---------------       ---------    --------------- ------------  -------------    ---------------    -------------
U.S. Treasury
Bond Futures            40          December 2001     Short        $4,417,500         $4,207,813         $209,687

(g) At October 31, 2001, the aggregate cost of securities for federal tax purposes was
    $940,780,028 and the net unrealized depreciation of investments based on that cost was $296,472,658 which is comprised of $27,967,994 aggregate gross unrealized appreciation and $324,440,652 aggregate gross unrealized depreciation.

The accompanying notes are an integral part of the financial statements.






LUTHERAN BROTHERHOOD INCOME FUND
Portfolio of Investments
October 31, 2001

  Principal                                                                                             Maturity
   Amount                                                                                     Rate        Date         Value
 ----------                                                                                ----------  ----------   ----------
              CORPORATE BONDS -- 32.8% (a)
              Aerospace & Defense -- 1.2%
  $6,000,000  Raytheon Co., Debentures                                                        6.0%    12/15/2010    $5,917,415
   4,429,047  Systems 2001 Asset Trust, LLC, Equipment Trust Pass Through
              Certificates, Series 2001-G                                                   6.664%     9/15/2013     4,718,899
                                                                                                                --------------
                                                                                                                    10,636,314
                                                                                                                --------------
              Airlines -- 1.7%
   4,000,000  American Airlines, Inc., Pass Through Certificates,
              Series 1999-1-A2, Class B                                                     7.324%    10/15/2009     3,963,614
   1,500,000  American Airlines, Inc., Pass Through Trust Certificates,
              Series 2001-2-A1                                                              6.978%      4/1/2011     1,548,600
   1,500,000  American Airlines, Inc., Pass Through Trust Certificates,
              Series 2001-2-A2                                                              7.858%     10/1/2011     1,601,700
   5,835,448  Continental Airlines, Inc., Series 2000-1-A1
              Pass Through Certificates                                                     8.048%     11/1/2020     5,821,589
   2,000,000  Southwest Airlines Co., Pass Through Certificates, Series A-2                 5.496%     11/1/2006     2,027,460
                                                                                                                --------------
                                                                                                                    14,962,963
                                                                                                                --------------
              Automotive -- 1.1%
   1,500,000  General Motors Acceptance Corp., Notes                                        6.125%     9/15/2006     1,494,318
   4,000,000  General Motors Acceptance Corp., Notes                                        6.875%     9/15/2011     3,942,020
   4,000,000  Goodyear Tire & Rubber Co., Notes                                             7.857%     8/15/2011     3,944,756
                                                                                                                --------------
                                                                                                                     9,381,094
                                                                                                                --------------
              Banks -- 4.7%
   6,000,000  Bank One Corp., Notes                                                           6.0%      8/1/2008     6,178,200
   7,500,000  Capital One Bank, Notes                                                         6.5%     7/30/2004     7,654,253
   4,000,000  Marshall & Ilsley Bank, Notes                                                 6.375%      9/1/2011     4,196,336
   5,500,000  PNC Funding Corp., Sr. Notes                                                   5.75%      8/1/2006     5,736,759
   6,000,000  Royal Bank of Scotland Group, Bonds (USD)                                     7.648%     8/31/2049     6,333,678
   5,000,000  Washington Mutual Bank FA, Notes                                              6.875%     6/15/2011     5,378,540
   4,500,000  Wells Fargo Capital, Capital Trust Preferred Securities                        7.73%     12/1/2026     4,672,031
                                                                                                                --------------
                                                                                                                    40,149,797
                                                                                                                --------------
              Broadcasting & Media -- 2.1%
   4,000,000  AOL Time Warner, Inc., Notes                                                   6.75%     4/15/2011     4,199,288
   3,000,000  Charter Communications Holdings Capital Corp., Sr. Notes                      9.625%    11/15/2009     3,037,500
   4,000,000  Comcast Cable Communications, Inc., Sr. Notes                                 6.875%     6/15/2009     4,191,000
   2,500,000  Cox Communications, Inc., Notes                                                7.75%     11/1/2010     2,747,985
   4,000,000  CSC Holdings, Inc., Sr. Notes, Series B                                       7.625%      4/1/2011     4,050,816
                                                                                                                --------------
                                                                                                                    18,226,589
                                                                                                                --------------
              Environmental -- 0.5%
   1,800,000  Allied Waste, North America, Secured Notes, Series B                          8.875%      4/1/2008     1,854,000
   2,000,000  Waste Management, Inc., Notes                                                 7.375%      8/1/2010     2,142,214
                                                                                                                --------------
                                                                                                                     3,996,214
                                                                                                                --------------
              Finance -- Consumer -- 1.1%
   5,500,000  Countrywide Home Loans, Inc., Notes                                             5.5%      8/1/2006     5,631,247
   4,000,000  Household Finance Co., Notes                                                   6.75%     5/15/2011     4,184,212
                                                                                                                --------------
                                                                                                                     9,815,459
                                                                                                                --------------
              Health Care -- Medical Products & Supplies -- 0.5%
     550,000  Amerisource Bergen Corp., Sr. Notes                                           8.125%      9/1/2008       580,250
   4,000,000  Becton, Dickinson, & Co., Debentures                                            6.7%      8/1/2028     4,017,404
                                                                                                                --------------
                                                                                                                     4,597,654
                                                                                                                --------------
              Health Care Management -- 0.9%
     500,000  Manor Care, Inc., Sr. Notes                                                     8.0%      3/1/2008       535,000
   3,500,000  Tenet Healthcare Corp., Notes                                                 5.375%    11/15/2006     3,491,565
   4,000,000  Tenet Healthcare Corp., Notes                                                 6.375%     12/1/2011     4,004,160
                                                                                                                --------------
                                                                                                                     8,030,725
                                                                                                                --------------
              Health Care Services -- 0.5%
   1,500,000  AdvancePCS, Sr. Notes                                                           8.5%      4/1/2008     1,567,500
   2,250,000  Omnicare, Inc., Sr. Notes, Series B                                           8.125%     3/15/2011     2,401,875
                                                                                                                --------------
                                                                                                                     3,969,375
                                                                                                                --------------
              Insurance -- 4.5%
   7,500,000  Allstate Financial Global Funding, Notes                                      7.125%     9/26/2005     8,167,905
     850,000  American International Group, Inc., Convertible Notes                           0.5%     5/15/2007       869,125
   8,000,000  Equitable Life Assurance Society of the United States,
              Surplus Notes                                                                  6.95%     12/1/2005     8,592,000
   7,000,000  Hancock (John) Global Funding II, Notes                                         6.5%      3/1/2011     7,375,018
   5,000,000  ING Capital Funding Trust III, Trust Preferred Securities (USD)               8.439%    12/31/2049     5,683,575
   7,000,000  Metropolitan Life Insurance Co., Surplus Notes                                  7.7%     11/1/2015     7,876,449
                                                                                                                --------------
                                                                                                                    38,564,072
                                                                                                                --------------
              Investment Banking & Brokerage -- 0.1%
   1,350,000  Goldman Sachs Group, Inc., Convertible Medium Term Notes                        1.0%     5/24/2008     1,233,063
                                                                                                                --------------
              Oil & Gas -- 3.1%
   3,000,000  Amerada Hess Corp., Notes                                                      6.65%     8/15/2011     3,098,106
   1,000,000  Consolidated Natural Gas Co.                                                   6.25%     11/1/2011     1,022,118
   3,000,000  Dynegy Holdings, Inc., Sr. Notes                                              6.875%      4/1/2011     3,025,587
   3,500,000  Dynegy, Inc., Notes                                                           8.125%     3/15/2005     3,789,562
   4,000,000  El Paso Corp., Medium Term Notes                                                7.8%      8/1/2031     4,140,148
   1,500,000  Hanover Equipment Trust, Secured Notes, Series 01-B                            8.75%      9/1/2011     1,567,500
   1,833,334  Pemex Finance, Ltd., Notes                                                     8.45%     2/15/2007     1,951,703
   2,500,000  Pemex Finance, Ltd., Notes, Series 1999-2-A5                                   9.14%     8/15/2004     2,709,913
   5,000,000  Williams Companies, Inc., Notes                                               7.875%      9/1/2021     5,236,550
                                                                                                                --------------
                                                                                                                    26,541,187
                                                                                                                --------------
              Restaurants -- 0.7%
   3,000,000  Tricon Global Restaurants, Inc., Sr. Notes                                    8.875%     4/15/2011     3,195,000
   2,750,000  Tricon Global Restaurants, Inc., Sr. Notes                                      8.5%     4/15/2006     2,921,875
                                                                                                                --------------
                                                                                                                     6,116,875
                                                                                                                --------------
              Retail -- 0.2%
   2,000,000  Rite Aid Corp., Notes                                                         6.125%    12/15/2008     1,480,000
                                                                                                                --------------
              Services -- 0.7%
   3,000,000  ARAMARK Services, Inc., Notes                                                   7.0%     7/15/2006     3,055,350
   3,500,000  Cendant Corp., Notes                                                          6.875%     8/15/2006     3,323,954
                                                                                                                --------------
                                                                                                                     6,379,304
                                                                                                                --------------
              Technology -- Hardware -- 0.4%
   3,000,000  Motorola, Inc., Notes                                                           8.0%     11/1/2011     3,016,230
                                                                                                                --------------
              Technology -- Software -0.1%
   1,250,000  Analog Devices, Inc., Convertible Notes                                        4.75%     10/1/2005     1,185,938
                                                                                                                --------------
              Telecommunications -- Wireless -- 0.2%
   2,000,000  Nextel Communications, Inc., Sr. Notes                                          9.5%      2/1/2011     1,380,000
                                                                                                                --------------
              Telecommunications -- Wireline -- 0.9%
   3,500,000  Global Crossing Holdings, Ltd., Sr. Notes                                       8.7%      8/1/2007       560,000
   4,000,000  Worldcom, Inc. (Worldcom Group), Notes                                          7.5%     5/15/2011     4,129,676
   2,500,000  Worldcom, Inc. (Worldcom Group), Notes                                          6.5%     5/15/2004     2,595,898
                                                                                                                --------------
                                                                                                                     7,285,574
                                                                                                                --------------
              Transportation -- 1.6%
   3,000,000  Canadian Pacific Railway, Bonds                                                6.25%    10/15/2011     3,076,425
   2,000,000  Canadian Pacific Railway, Bonds                                               7.125%    10/15/2031     2,068,968
   4,500,000  CNF Transportation, Inc., Notes                                               8.875%      5/1/2010     4,727,052
   3,804,972  Federal Express Corp., Series 1998-1-A, Class B                                6.72%     1/15/2022     3,784,292
                                                                                                                --------------
                                                                                                                    13,656,737
                                                                                                                --------------
              Utilities -- 6.0%
   4,000,000  CalEnergy Company, Inc., Sr. Notes                                             7.63%    10/15/2007     4,335,572
   6,500,000  Calpine Corp., Sr. Notes                                                        8.5%     2/15/2011     6,551,220
   5,000,000  Cleveland Electric Illumination Co., Sr. Notes, Series D                       7.88%     11/1/2017     5,311,125
   2,500,000  DTE Energy Co., Sr. Notes                                                      6.45%      6/1/2006     2,646,195
   3,000,000  DTE Energy Co., Sr. Notes                                                      7.05%      6/1/2011     3,265,266
   7,500,000  Mirant Americas Energy Marketing, Collateral Trust Certificates,
              Series TIERS-MIR-2001-14                                                        7.2%     6/15/2004     7,680,638
   1,500,000  NRG Energy, Inc., Notes                                                        6.75%     7/15/2006     1,545,179
   4,000,000  NRG Energy, Inc., Sr. Notes                                                   8.625%     4/01/2031     4,368,168
   4,500,000  Powergen US Funding, LLC, Notes                                                4.50%    10/15/2004     4,547,156
   3,750,000  PSE&G Energy Holdings, Inc., Sr. Notes                                        8.625%     2/15/2008     3,956,974
   3,613,931  Reliant Energy Mid Atlantic, Pass Through Certificates, Series B              9.237%      7/2/2017     4,012,349
   3,500,000  TXU Corp., Notes                                                              6.375%     6/15/2006     3,647,231
                                                                                                                --------------
                                                                                                                    51,867,073
                                                                                                                --------------
              Total Corporate Bonds (cost $274,924,547)                                                            282,472,237
                                                                                                                --------------
              ASSET-BACKED SECURITIES -- 8.2% (a)
  12,000,000  Chase Credit Card Owner Trust, Series 2001-4-A                                  5.5%    11/17/2008    12,614,854
   9,500,000  Chase Manhattan Auto Owner Trust, Series 2001-A-A4                             5.07%     2/15/2008     9,885,224
   4,000,000  Com-Ed Transitional Funding Trust, Series 1998-1-A6                            5.63%     6/25/2009     4,231,696
  10,000,000  Discover Card Master Trust I, Series 1996-3A                                   6.05%     8/18/2008    10,680,160
   5,000,000  Discover Card Master Trust I, Series 1998-7A                                    5.6%     5/15/2006     5,241,587
   7,500,000  MMCA Auto Owner Trust, Series 2001-1-A4                                        5.34%    12/15/2005     7,821,881
   5,500,000  PSE&G Transition Funding, LLC, Series 2001-1-A2                                5.74%     3/15/2007     5,765,446
  13,000,000  Standard Credit Master Trust 1, Credit Card Participation
              Certificates, Series 1995-9-A                                                  6.55%     10/7/2007    14,117,260
                                                                                                                --------------
              Total Asset-Backed Securities (cost $66,449,284)                                                      70,358,108
                                                                                                                --------------
              FOREIGN GOVERNMENT BONDS -- 1.0% (a,b)
   5,500,000  Chile (Republic of), Notes                                                    7.125%     1/11/2012     5,596,734
   3,000,000  United Mexican States, Notes                                                  9.875%      2/1/2010     3,330,000
                                                                                                                --------------
              Total Foreign Government Bonds (cost $8,650,635)                                                       8,926,734
                                                                                                                --------------
              MORTGAGE-BACKED SECURITIES -- 14.5% (a)
  30,000,000  Federal National Mortgage Association, Participation Certificates               6.0%     11/1/2016    30,815,640(d)
  45,000,000  Federal National Mortgage Association, Participation Certificates               6.5%     11/1/2031    46,293,750(d)
  45,000,000  Federal National Mortgage Association, Participation Certificates               7.5%     11/1/2031    47,137,500(d)
                                                                                                                --------------
              Total Mortgage-Backed Securities (cost $123,261,328)                                                 124,246,890
                                                                                                                --------------
              U.S. GOVERNMENT -- 22.5% (a)
  40,000,000  U.S. Treasury Bonds                                                           6.125%     8/15/2029    46,525,040 (e)
  21,594,600  U.S. Treasury Bonds                                                           3.875%     4/15/2029    24,206,208
  39,500,000  U.S. Treasury Notes                                                             5.0%     2/15/2011    41,703,389
  18,000,000  U.S. Treasury Notes                                                            5.25%     5/15/2004    19,108,134
  56,500,000  U.S. Treasury Notes                                                            5.75%    11/15/2005    61,514,432
                                                                                                                --------------
              Total U.S. Government (cost $188,291,547)                                                            193,057,203
                                                                                                                --------------
              U.S. GOVERNMENT AGENCY -- 1.2% (a)
  10,000,000  Federal National Mortgage Association, Notes (cost $10,102,682)               4.375%    10/15/2006    10,152,930
                                                                                                                --------------

Shares
------------
              PREFERRED STOCKS -- 0.6% (a)
      64,500  Calenergy Capital Trust III, 6.5% Convertible Preferred Stock                                          2,515,500
      13,000  Equity Securities Trust, Convertible Preferred Stock (Cablevision Systems Corp.)                         452,400(c)
      14,500  MetLife Capital Trust I, Convertible Preferred Stock                                                   1,237,430
      12,000  Motorola, Inc., Convertible Preferred Stock                                                              591,000(c)
                                                                                                                --------------
              Total Preferred Stocks (cost $4,977,244)                                                               4,796,330
                                                                                                                --------------

  Principal                                                                                             Maturity
   Amount                                                                                     Rate        Date
 ----------                                                                                ----------  ----------
              SHORT-TERM SECURITIES -- 19.2% (a)
              Commercial Paper -- 16.7%
  $5,000,000  AES Hawaii, Inc.                                                                2.5%     11/7/2001     4,997,917
   5,000,000  American Honda Finance Corp.                                                    2.5%     11/5/2001     4,998,611
  19,970,000  Costco Wholesale Corp.                                                         2.62%     11/1/2001    19,970,000
   5,000,000  Delaware Funding Corp.                                                         2.42%    11/14/2001     4,995,631
   5,000,000  Delaware Funding Corp.                                                         2.39%    11/20/2001     4,993,693
   5,000,000  Delaware Funding Corp.                                                         2.44%    11/15/2001     4,995,256
   4,903,000  Edison Asset Securitization                                                    2.62%     11/1/2001     4,903,000
   9,810,000  Electronic Data Systems Corp.                                                  2.62%     11/1/2001     9,810,000
   5,000,000  Emerson Electric Co.                                                           2.42%    11/16/2001     4,994,958
   5,000,000  First Data Corp.                                                               2.32%    11/27/2001     4,991,622
  10,000,000  Ford Motor Credit Co., Floating Medium Term Notes                              2.75%     1/26/2002    10,000,000
   5,000,000  IBM Corp.                                                                      2.47%     11/6/2001     4,998,285
   5,008,000  Kitty Hawk Funding Corp.                                                        2.5%     11/7/2001     5,005,913
   3,030,000  Nestle Finance France SA (USD)                                                 2.35%    11/21/2001     3,026,044
   5,000,000  Park Avenue Receivables Corp.                                                  2.52%     11/2/2001     4,999,650
   5,000,000  Park Avenue Receivables Corp.                                                  2.51%     11/1/2001     5,000,000
   5,000,000  Toyota Motor Credit Corp.                                                      2.42%    11/16/2001     4,994,958
   2,200,000  Toyota Motor Credit Corp.                                                      2.37%    11/15/2001     2,197,972
   5,000,000  Transamerica Funding Corp.                                                     2.44%    11/13/2001     4,995,933
   5,000,000  Triple-A One Funding                                                           2.54%     11/9/2001     4,997,178
  10,000,000  Tyco International Group S.A., Floating Rate Notes (USD)                       2.73%     1/30/2002    10,000,000
   3,300,000  UBS Finance, Inc.                                                               2.5%    11/19/2001     3,295,875
   5,000,000  Unilever Capital Corp.                                                         2.36%    11/29/2001     4,990,822
   5,250,000  Wal-Mart Funding Corp.                                                         2.48%     11/8/2001     5,247,468
                                                                                                                --------------
                                                                                                                   143,400,786
                                                                                                                --------------
              U.S. Government Agency -- 2.5%
  22,000,000  Federal Home Loan Bank, Floating Rate Notes                                    2.55%    11/13/2001    21,994,230
                                                                                                                --------------
              Total Short-Term Securities (at amortized cost)                                                      165,395,016
                                                                                                                --------------
              Total Investments (cost $842,052,283)                                                               $859,405,448(f)
                                                                                                                 =============

Notes to Portfolio of Investments:
----------------------------------

(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood Income Fund.

(b) Denominated in U.S. dollars.

(c) Currently non-income producing.

(d) Denotes investments purchased on a when-issued basis.

(e) At October 31, 2001, U.S. Treasury Notes valued at $1,744,689 were pledged as the initial margin deposit to cover open financial futures contracts and call options written as follows:


                                                                                               Notional
                               Number of         Expiration                     Market         Principal         Unrealized
 Financial Futures             Contracts            Date         Position       Value            Amount          Gain/(Loss)
-------------------           -----------       ------------    ----------    ---------        ----------         ----------
U.S. Treasury
Bond Futures                      300           December 2001      Short     $33,131,250       $31,558,594        $1,572,656


                               Number of         Expiration     Expiration
    Call Options               Contracts           Price           Date         Value
-------------------           -----------       ------------    ----------    ---------
U.S. Treasury
Bond Futures                   200                 112           Feb 2002      $321,875

(f) At October 31, 2001, the aggregate cost of securities for federal income tax purposes was $842,052,283 and the net unrealized appreciation of investments based on that cost was $17,353,165 which is comprised of $22,049,950 aggregate gross unrealized appreciation and $4,696,785 aggregate gross unrealized depreciation.

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD MUNICIPAL BOND FUND
Portfolio of Investments
October 31, 2001

  Principal                                                                                             Maturity
   Amount                                                                                     Rate        Date         Value
 ----------                                                                                ----------  ----------   ----------
              LONG-TERM MUNICIPAL SECURITIES -- 98.7% (a)
              Alaska -- 0.5%
  $3,155,000  Alaska Energy Authority Power Revenue Refunding Bonds,
              (Bradley Lake), Fifth Series, FSA Insured                                       5.0%      7/1/2021    $3,174,024
                                                                                                                --------------
              Arizona -- 1.7%
   2,250,000  City of Phoenix, Arizona, Civic Improvement Revenue Bonds,
              Series 2000, Insured by FGIC                                                    6.0%      7/1/2020     2,637,428
     500,000  Glendale, Arizona, Industrial Development Authority, Revenue
              Bonds, (Midwestern University), Series A                                       5.75%     5/15/2021       518,375
   2,000,000  Phoenix, Arizona, Industrial Development Authority, Government
              Office Lease Revenue Bonds, AMBAC Insured                                     5.375%     9/15/2020     2,085,020
   1,700,000  Pima County, Arizona (Catalina Foothills Unified School
              District #16), Unlimited Tax General Obligation Bonds,
              Insured by MBIA                                                                 8.9%      7/1/2005     2,047,327
   1,000,000  Pinal County, Arizona, Unified School District No. 43,
              (Apache Junction), School Improvement Bonds,
              Series 1996-A, Insured by FGIC                                                  5.8%      7/1/2011     1,126,220
     505,000  Scottsdale, Arizona, Industrial Development Authority,
              (Scottsdale Healthcare), Hospital Revenue Bonds                                 5.7%     12/1/2021       506,207
   1,460,000  Tucson, Arizona, General Obligation Unlimited Bonds,
              Insured by FGIC                                                                 6.1%      7/1/2012     1,523,130
      40,000  Tucson, Arizona, Prerefunded General Obligation Bonds,
              Insured by FGIC                                                                 6.1%      7/1/2012        41,870(b)
                                                                                                                --------------
                                                                                                                    10,485,577
                                                                                                                --------------
              Arkansas -- 0.9%
     920,000  Arkansas Housing Development Agency, Single Family
              Mortgage Bonds, Series A                                                      8.375%      7/1/2010     1,107,680(b)
   3,000,000  City of Jonesboro, Arkansas, Residential Housing and Health
              Care Facilities Board, Hospital Revenue Refunding and
              Construction Bonds, (St. Bernard's Regional Medical Center),
              Series 1996-B, Insured by AMBAC                                                 5.8%      7/1/2011     3,294,540
     875,000  Pope County, Arkansas, Pollution Control Revenue
              Refunding Bonds, Series 1994 (Arkansas Power and
              Light Company Project), Insured by FSA                                          6.3%     12/1/2016       961,231
                                                                                                                --------------
                                                                                                                     5,363,451
                                                                                                                --------------
              California -- 7.4%
   3,450,000  Anaheim, California, Public Financing Authority, Lease Revenue
              Bonds, (Anaheim Public Improvements Project), 1997 Series A,
              Insured by FSA                                                                  6.0%      9/1/2024     4,095,081
   1,000,000  Anaheim, California, Public Financing Authority, Senior Lease
              Revenue Bonds (Anaheim Public Improvement Project),
              Series A, Insured by FSA                                                        5.0%      9/1/2027     1,010,900
   3,000,000  California State Public Works Board, Department of Corrections,
              Lease Revenue Bonds, State Prison, Series A                                     7.4%      9/1/2010     3,726,450
   1,000,000  California State, Unlimited Tax General Obligation Bonds,
              Veteran's Series AT                                                             9.5%      2/1/2010     1,370,000
     300,000  California State, Unlimited Tax General Obligation,
              Insured by MBIA                                                                 6.0%      8/1/2016       329,931
   2,000,000  California State, Various Purpose General Obligation Bonds,
              Insured by AMBAC                                                                6.3%      9/1/2010     2,383,260
   1,400,000  Central Valley Financing Authority, California, Cogeneration
              Project Revenue Bonds, (Carson Ice-Gen Project), Series 1993                    6.0%      7/1/2009     1,479,156
   2,385,000  County of Orange, California, 1996 Recovery Certificates of
              Participation, Series A, Insured by MBIA                                        5.8%      7/1/2016     2,627,769
   1,785,000  Palmdale, California, Civic Authority Revenue, Merged
              Redevelopment Project Areas, Series A                                           6.6%      9/1/2034     1,914,645
   5,000,000  Pittsburgh, California, Redevelopment Agency (Los Medanos
              Community Project), Series 1999, AMBAC Insured                           Zero Coupon      8/1/2024     1,498,500
   2,815,000  Riverside County Transportation Commission, California, Sales
              Tax Revenue Capital Appreciation Bonds, Insured by MBIA                  Zero Coupon      6/1/2004     2,627,352
     500,000  Sacramento California Cogeneration Authority Project
              Revenue Bonds                                                                 6.375%      7/1/2010       550,795
     500,000  Sacramento California Cogeneration Authority Project
              Revenue Bonds                                                                 6.375%      7/1/2010       577,735(b)
   1,500,000  San Francisco Bay Area Rapid Transit District, California,
              Sales Tax Revenue Refunding Bonds, Series 1990,
              Insured by MBIA                                                                6.75%      7/1/2010     1,851,135
  15,000,000  San Joaquin Hills Transportation Corridor Agency,
              California, Sr. Lien Convertible Toll Revenue Bonds                      Zero Coupon      1/1/2013    18,065,400(b)
   1,500,000  State of California, General Obligation Bonds                                   7.0%      8/1/2006     1,739,385(b)
                                                                                                                --------------
                                                                                                                    45,847,494
                                                                                                                --------------
              Colorado -- 7.1%
   1,000,000  Colorado Educational and Cultural Facilities Authority, Charter
              School Revenue Bonds, (University Lab Project)                                 6.25%      6/1/2031     1,010,700
   1,000,000  Colorado Educational and Cultural Facilities, University Lab
              School Project (University Lab Project)                                        5.75%      6/1/2016       988,300
   3,000,000  Colorado Health Facilities Authority, (Evangelical Lutheran Good
              Samaritan Society), Health Facilities Revenue Bonds                             6.8%     12/1/2020     3,305,340
   1,000,000  Colorado Health Facilities Authority, (Parkview Medical Center),
              Revenue Bonds, Series 2001                                                      6.5%      9/1/2020     1,102,550
     500,000  Colorado Health Facilities Authority, (Parkview Medical Center),
              Revenue Bonds, Series 2001                                                      6.6%      9/1/2025       558,900
   4,230,000  Colorado Housing Finance Authority, Single Family Program,
              1998 Series D-2 Senior Revenue Bonds                                           6.35%     11/1/2029     4,598,010
     725,000  Colorado Housing Finance Authority, Single Family Program,
              Revenue Bonds                                                                   7.0%     11/1/2016       788,510
   1,945,000  Colorado State Colleges Board, Western State College,
              Housing & Student Fee Revenue Bonds, Series 1992,
              Insured by Connie Lee                                                         6.625%      5/1/2015     2,027,740(b)
   1,195,000  Colorado Water Resources Power Development Authority,
              Clean Water Revenue Bonds, Series A, Insured by FSA                            6.25%      9/1/2013     1,243,398
   6,000,000  Denver, Colorado, City & County Refunding Bonds, Board of
              Water Commissioners                                                             5.6%     10/1/2029     6,347,400
   1,000,000  Denver, Colorado, Health and Hospital Authority, Revenue Bonds                  6.0%     12/1/2023     1,025,010
     150,000  Douglas County, Colorado, School District No. 1, General
              Obligation Bonds, Insured by MBIA                                               6.5%    12/15/2016       166,892
   3,350,000  Douglas County, Colorado, School District No. 1, General
              Obligation Bonds, Insured by MBIA                                               6.5%    12/15/2016     3,775,283(b)
   1,000,000  Eagle, Garfield, and Routt Counties, Colorado, Eagle County
              School District No. RE50J, General Obligation Bonds,
              Series 1994, Insured by FGIC                                                    6.3%     12/1/2012     1,128,930
   1,890,000  Goldsmith Metropolitan District, Colorado, Unlimited Tax
              General Obligation Bonds, Insured by MBIA                                Zero Coupon      6/1/2007     1,537,421
   1,890,000  Goldsmith Metropolitan District, Colorado, Unlimited Tax
              General Obligation Bonds, Insured by MBIA                                Zero Coupon      6/1/2008     1,460,611
   1,885,000  Goldsmith Metropolitan District, Colorado, Unlimited Tax
              General Obligation Bonds, Insured by MBIA                                Zero Coupon     12/1/2008     1,428,472
   3,000,000  Larimer County, Colorado, School District No. R-1, Poudre
              Valley Unlimited Tax General Obligation Bonds,
              Insured by MBIA                                                                 7.0%    12/15/2016     3,889,200
     635,000  Regional Transportation District, Colorado, Sales Tax
              Revenue Bonds                                                                  6.25%     11/1/2012       664,629
   2,500,000  St. Vrain Valley School District, Boulder, Larimer & Weld
              Counties, Colorado, General Obligation Refunding &
              Improvement Bonds, Series 1990-A, Insured by MBIA                        Zero Coupon    12/15/2003     2,367,325
   5,000,000  St. Vrain Valley School District, Boulder, Larimer & Weld
              Counties, Colorado, General Obligation Refunding &
              Improvement Bonds, Series 1990-A, Insured by MBIA                        Zero Coupon    12/15/2004     4,557,600
                                                                                                                --------------
                                                                                                                    43,972,221
                                                                                                                --------------
              Connecticut -- 0.8%
   4,000,000  Connecticut Special Tax Obligation, Transportation Infrastructure
              Revenue Bonds, Series B                                                         6.5%     10/1/2010     4,785,920
                                                                                                                --------------
              Florida -- 1.5%
     615,000  Broward County, Florida, Housing Finance Authority, Home
              Mortgage Revenue Bonds, 1983 Series A                                    Zero Coupon      4/1/2014       174,426
     750,000  Florida Intergovernmental Finance Commission, Capital
              Revenue Bonds, Series B                                                       5.125%      5/1/2021       757,575
   1,520,000  Florida State Refunding Bonds, Jacksonville Transportation
              Authority (Senior Lien), Series 1997                                            5.0%      7/1/2019     1,534,455
   3,200,000  Hillsborough County, Florida, Industrial Development Authority
              (Weyerhaeuser Company, Inc.), Industrial Development
              Revenue Bonds, Series 1983                                                     9.25%      6/1/2008     3,208,800
   1,705,000  Hillsborough County, Florida, Industrial Development Authority,
              Florida (Tampa Electric Project), Pollution Control Revenue
              Bonds, Series 1991                                                            7.875%      8/1/2021     1,762,629
   1,500,000  Jacksonville, Florida, Health Facilities, Florida Hospital Revenue
              Bonds (Charity Obligated Group), Series 1999C                                  5.75%     8/15/2015     1,679,565
                                                                                                                --------------
                                                                                                                     9,117,450
                                                                                                                --------------
              Georgia -- 4.7%
   5,000,000  Atlanta, Georgia, Water and Wastewater Revenue Bonds,
              Series 1999-A                                                                   5.0%     11/1/2038     4,974,900
   1,500,000  Brunswick, Georgia, Water & Sewer Revenue Refunding &
              Improvement Bonds, Series A, Insured by MBIA                                    6.1%     10/1/2019     1,752,255
   2,000,000  Brunswick, Georgia, Water & Sewer Revenue Refunding &
              Improvement Bonds, Series 1992, Insured by MBIA                                 6.0%     10/1/2011     2,289,800
   1,000,000  Chatham County, Georgia, Hospital Authority, (Memorial
              Health University Medical Center), Revenue Bonds                              6.125%      1/1/2024     1,052,280
   5,000,000  Cherokee County, Georgia, Water & Sewer Revenue Refunding &
              Improvement Bonds, Insured by MBIA                                              5.5%      8/1/2018     5,520,950
   2,000,000  Georgia State, Unlimited Tax General Obligation Bonds,
              Series 1994-B                                                                  5.65%      3/1/2012     2,276,720
   3,500,000  Georgia State, Unlimited Tax General Obligation Bonds,
              Series 1994-D                                                                   5.0%      8/1/2012     3,796,555
   1,000,000  Georgia State, Unlimited Tax General Obligation Bonds,
              Series B                                                                        6.3%      3/1/2010     1,177,660
   1,000,000  Georgia State, Unlimited Tax General Obligation Bonds, Series B                 6.3%      3/1/2009     1,165,370
   5,000,000  Rockdale County, Georgia, Water & Sewer Authority Revenue,
              Series A, MBIA Insured                                                          5.5%      7/1/2025     5,271,650
                                                                                                                --------------
                                                                                                                    29,278,140
                                                                                                                --------------
              Hawaii -- 0.3%
   2,000,000  Honolulu, Hawaii, City & County, General Obligation Bonds,
              Series A, Insured by FSA                                                       5.25%      9/1/2024     2,027,440
                                                                                                                --------------
              Idaho -- 0.7%
   1,000,000  Idaho Falls, Idaho, General Obligation Electric Refunding Bonds,
              Series 1991, Insured by MBIA                                             Zero Coupon      4/1/2007       819,790
   2,000,000  Idaho Falls, Idaho, General Obligation Electric Refunding Bonds,
              Series 1991, Insured by MBIA                                             Zero Coupon      4/1/2011     1,344,140
   3,115,000  Idaho Falls, Idaho, General Obligation Electric Refunding Bonds,
              Series 1991, Insured by MBIA                                             Zero Coupon      4/1/2010     2,201,900
                                                                                                                --------------
                                                                                                                     4,365,830
                                                                                                                --------------
              Illinois -- 5.0%
   3,000,000  Chicago, Illinois (Lakefront Millennium Project), Series 1999            Zero Coupon      1/1/2029     2,403,600
   1,000,000  City of Alton, Madison County, Illinois, Hospital Facility Revenue
              Refunding Bonds, Series 1996, (Saint Anthony's Health Center)                   6.0%      9/1/2014       999,900
  10,000,000  City of Chicago, Illinois, General Obligation Bonds, (City Colleges
              of Chicago Capital Improvements Project), Series 1999,
              Insured by FGIC                                                          Zero Coupon      1/1/2024     3,091,100
   2,500,000  Cook County, Illinois, Unlimited General Obligation Bonds,
              Series A, Insured by MBIA                                                      6.25%    11/15/2011     2,940,525
   1,000,000  Illinois Development Finance Authority, Revenue Bonds,
              (Midwestern University), Series B                                               6.0%     5/15/2026     1,025,080
   2,000,000  Illinois Health Facilities Authority Revenue Refunding Bonds,
              Lutheran General Health, Insured by FSA                                         6.0%      4/1/2018     2,262,940
     118,000  Illinois Health Facilities Authority (Community Provider
              Pooled Loan Program), Revenue Bonds, Series 1988-B,
              Insured by MBIA                                                                 7.9%     8/15/2003       126,625(b)
     505,000  Illinois Health Facilities Authority (Community Provider
              Pooled Loan Program), Revenue Bonds, Series 1988-B,
              Insured by MBIA                                                                 7.9%     8/15/2003       506,970(b)
   2,000,000  Illinois Health Facilities Authority, (Swedish American Hospital),
              Revenue Bonds, Series 2000                                                    6.875%    11/15/2030     2,176,380
   1,500,000  Illinois Sports Facilities Authority, (Chicago Lakefront Stadium
              Improvement), AMBAC Insured                                              Zero Coupon     6/15/2019       604,260
   2,000,000  Illinois Sports Facilities Authority, (Chicago Lakefront Stadium
              Improvement), AMBAC Insured                                              Zero Coupon     6/15/2017       916,720
   1,500,000  Illinois Sports Facilities Authority, (Chicago Lakefront Stadium
              Improvement), AMBAC Insured                                              Zero Coupon     6/15/2018       643,530
   1,500,000  Illinois Sports Facilities Authority, (Chicago Lakefront Stadium
              Improvement), AMBAC Insured                                              Zero Coupon     6/15/2020       566,610
  17,505,000  Metropolitan Pier & Exposition Authority, Illinois, Dedicated
              State Tax Receipts Capital Appreciation (McCormick Place
              Expansion-A), Insured by FGIC                                            Zero Coupon     6/15/2020     6,708,966
   1,410,000  Metropolitan Pier & Exposition Authority, Illinois, McCormick
              Place Expansion Project Bonds, Series 1999A, FGIC Insured                      5.25%    12/15/2028     1,425,355
  10,000,000  Metropolitan Pier & Exposition Authority, Illinois, McCormick
              Place Expansion, Refunding Bonds, Series 1993-A,
              Insured by FGIC                                                          Zero Coupon     6/15/2018     4,346,100
                                                                                                                --------------
                                                                                                                    30,744,661
                                                                                                                --------------
              Indiana -- 1.1%
   4,000,000  Avon, Indiana, Community School Building Corp., First Mortgage
              Bonds, AMBAC Insured                                                           5.25%      1/1/2022     4,064,800
   2,450,000  Indiana Municipal Power Agency, Power Supply System Revenue
              Bonds, Series A, Insured by MBIA                                                5.5%      1/1/2023     2,522,912(b)
     350,000  Indianapolis Airport Authority Refunding Revenue Bonds,
              Series 1996-A, Insured by FGIC                                                  5.6%      7/1/2015       372,285
                                                                                                                --------------
                                                                                                                     6,959,997
                                                                                                                --------------
              Iowa -- 1.1%
   2,000,000  Iowa Finance Authority, Iowa State Revolving Fund Revenue
              Bonds, Combined Series 1994                                                    6.25%      5/1/2024     2,086,940
   4,500,000  Iowa Finance Authority, (Genesis Medical Center), Health Care
              Revenue Bonds, Series 2000                                                     6.25%      7/1/2025     4,751,775
                                                                                                                --------------
                                                                                                                     6,838,715
                                                                                                                --------------
              Kansas -- 2.2%
   2,605,000  Kansas City, Kansas, Utility System Prerefunded Revenue Bonds,
              Series 1994, Insured by FGIC                                                  6.375%      9/1/2023     2,922,289(b)
   5,395,000  Kansas City, Kansas, Utility System Revenue Bonds, Series 1994,
              Insured by FGIC                                                               6.375%      9/1/2023     5,976,905
   1,255,000  Kansas City, Kansas, Utility System, Capital Appreciation
              Refunding & Improvement Revenue Bonds, Insured by AMBAC                  Zero Coupon      3/1/2007     1,033,605(b)
     920,000  Kansas City, Kansas, Utility System, Capital Appreciation
              Refunding & Improvement Revenue Bonds, Insured
              by AMBAC                                                                 Zero Coupon      3/1/2007       758,503
   1,000,000  Kansas State, Development Finance Authority, Health Care
              Facilities Revenue Bonds, (Stormont Vail Healthcare),
              Series K, Insured by MBIA                                                     5.375%    11/15/2024     1,023,730
   2,000,000  Olathe, Kansas, Health Facilities (Olathe Medical Center Project),
              Revenue Bonds, Series A, AMBAC Insured                                          5.5%      9/1/2025     2,071,920
                                                                                                                --------------
                                                                                                                    13,786,952
                                                                                                                --------------
              Kentucky -- 0.6%
   5,345,000  Kentucky Turnpike Authority, Economic Development Road
              Revenue Bonds, Insured by FGIC                                           Zero Coupon      1/1/2010     3,838,832
                                                                                                                --------------
              Louisiana -- 1.3%
   6,500,000  New Orleans, Louisiana, General Obligation Bonds, Series 1991,
              Insured by AMBAC                                                         Zero Coupon      9/1/2012     4,028,440
   3,000,000  Orleans Parish School Board #87, Louisiana, Insured by MBIA                    8.95%      2/1/2008     3,891,390(b)
                                                                                                                --------------
                                                                                                                     7,919,830
                                                                                                                --------------
               Maine -- 0.2%
      25,000  Maine Health & Higher Education Facilities Authority Revenue
              Bonds, Series 1994, Insured by FSA                                              7.0%      7/1/2024        28,298
   1,225,000  Maine Health & Higher Education Facilities Authority Revenue
              Bonds, Series 1994, Insured by FSA                                              7.0%      7/1/2024     1,386,614(b)
                                                                                                                --------------
                                                                                                                     1,414,912
                                                                                                                --------------
              Maryland -- 1.9%
   1,250,000  Frederick County, Maryland, Educational Facilities Revenue
              Bonds, (Mount St. Mary's College), Series 2001A                                5.75%      9/1/2025     1,255,250
   1,980,000  Maryland Economic Development Corp., (Lutheran World Relief/
              Immigration & Refugee Service Headquarters Facility),
              Revenue Bonds, Series 2000                                                      7.2%      4/1/2025     2,079,792
   2,000,000  Maryland Health & Higher Education Authority, Union Hospital of
              Cecil County Revenue Bonds, Series 1992                                         6.7%      7/1/2022     2,100,600(b)
   4,500,000  Morgan State University, Maryland, Academic Fee and Auxiliary
              Facilities Fees Revenue Refunding Bonds, Series 1993,
              Insured by MBIA                                                                6.05%      7/1/2015     5,306,670
   1,000,000  Prince George's County, Maryland, Dimensions Health Corp.,
              Hospital Revenue Bonds, Series 1992                                             7.0%      7/1/2022     1,052,580(b)
                                                                                                                --------------
                                                                                                                    11,794,892
                                                                                                                --------------
              Massachusetts -- 1.8%
   2,000,000  Commonwealth of Massachusetts, General Obligation Refunding
              Bonds, Series B                                                                 6.5%      8/1/2008     2,354,660
   2,500,000  Massachusetts Health and Education Facilities Authority,
              Revenue Bonds, Daughters of Charity National Health
              System, The Carney Hospital, Series D                                           6.1%      7/1/2014     2,831,975(b)
   1,500,000  Massachusetts Health & Education Facilities Authority,
              Revenue Bonds, (New England Medical Center), Series F,
              Insured by FGIC                                                                 6.5%      7/1/2012     1,567,710
   1,000,000  Massachusetts Health & Education Facilities, Partners HealthCare
              System, Series B                                                               5.25%      7/1/2014     1,042,620
   3,000,000  Plymouth County, Massachusetts, Correctional Facility
              Certificates of Participation Bonds                                             7.0%      4/1/2012     3,196,200(b)
                                                                                                                --------------
                                                                                                                    10,993,165
                                                                                                                --------------
              Michigan -- 5.2%
   2,000,000  Economic Development Corporation of the County of St. Clair,
              Michigan, Pollution Control Revenue Refunding Bonds,
              (Detroit Edison Company Project), Series 1993-AA,
              Insured by AMBAC                                                                6.4%      8/1/2024     2,240,800
   2,355,000  John Tolfree Health System Corporation, Mortgage Revenue and
              Refunding Bonds, Series 1999                                                   5.85%     9/15/2013     2,194,554
   1,500,000  Livonia Public Schools, County of Wayne, Michigan, 1992 School
              Building and Site Bonds, Series II (Unlimited Tax General
              Obligation), Insured by FGIC                                             Zero Coupon      5/1/2009     1,110,105
   2,460,000  Michigan Municipal Bond Authority, Government Loan Revenue
              Refunding Bonds, Series A, Insured by FGIC                               Zero Coupon     12/1/2005     2,161,676
      45,000  Michigan State Hospital Finance Authority, Hospital Revenue and
              Refunding Bonds, (Detroit Medical Center Obligated Group),
              Series 1988-A                                                                 8.125%     8/15/2012        47,019
     175,000  Michigan State Hospital Finance Authority, (Sisters of
              Mercy Hospital), Revenue Bonds                                                5.375%     8/15/2014       188,993(b)
   2,825,000  Michigan State Hospital Finance Authority, (Sisters of Mercy
              Hospital), Revenue Bonds                                                      5.375%     8/15/2014     3,083,149
   4,500,000  Rochester, Michigan, Community School District Unlimited Tax
              General Obligation Bonds, MBIA Insured                                          5.0%      5/1/2019     4,648,860
   3,320,000  Sault St. Marie Chippewa Indians Housing Authority, Health
              Facilities Revenue Bonds, (Tribal Health & Human Services
              Center Project), Series 1992                                                   7.75%      9/1/2012     3,398,418
   5,000,000  Wayne County, Michigan, (Detroit Metropolitan Wayne
              County Airport), Revenue Bonds                                                  5.0%     12/1/2028     4,834,250
   3,560,000  Wayne State University, Michigan, University Revenue Bonds,
              FGIC Insured                                                                  5.125%    11/15/2029     3,579,117
   1,860,000  West Ottawa, Michigan, Public School District, Unlimited Tax
              General Obligation Bonds, Insured by MBIA                                Zero Coupon      5/1/2005     1,664,979
   3,455,000  West Ottawa, Michigan, Public School District, Unlimited Tax
              General Obligation Bonds, Insured by MBIA                                Zero Coupon      5/1/2004     3,220,025
                                                                                                                --------------
                                                                                                                    32,371,945
                                                                                                                --------------
              Minnesota -- 4.4%
     285,000  Duluth Economic Development Authority, Minnesota, Health Care
              Facilities Revenue Bonds, (The Duluth Clinic, Ltd), Series 1992,
              Insured by AMBAC                                                                6.3%     11/1/2022       315,655(b)
     715,000  Duluth Economic Development Authority, Minnesota, Health Care
              Facilities Revenue Bonds, (The Duluth Clinic, Ltd), Series 1992,
              Insured by AMBAC                                                                6.3%     11/1/2022       759,487
   2,250,000  Golden Valley, Minnesota, Revenue Bonds (Covenant Retirement
              Communities), Series 1999-A                                                     5.5%     12/1/2025     2,246,918
   1,000,000  Minneapolis and St. Paul, Minnesota, Metropolitan Airports
              Commission, Airport Revenue Bonds, Subordinated Series,
              Insured by FGIC                                                               5.125%      1/1/2020     1,003,920
   7,685,000  Minneapolis, Minnesota, Community Development Agency,
              Tax Increment Revenue Appreciation Bonds, Insured by MBIA                Zero Coupon      3/1/2009     5,762,828
     450,000  Minneapolis, Minnesota, (Blake School Project), Revenue Bonds                   5.0%      9/1/2015       464,427
   5,000,000  Minnesota Agricultural and Economic Development Board,
              Health Care System Revenue Bonds, Series 1997-A (Fairview
              Hospital and Healthcare Services), Insured by MBIA                             5.75%    11/15/2026     5,286,000
   3,750,000  Minnesota Higher Education Facilities Authority, (Augsburg
              College), Mortgage Revenue Bonds, Series Four-F1 Bonds                         6.25%      5/1/2023     3,926,700
   1,000,000  Minnesota State Higher Education Facility Authority
              (Minneapolis College of Art & Design)                                         6.625%      5/1/2020     1,056,060
   1,000,000  Sauk Rapids, Minnesota, School District #047, Series B                   Zero Coupon      2/1/2014       548,410
   3,620,000  State of Minnesota Unlimited Tax General Obligation Bonds                      5.25%      8/1/2017     3,790,683
   1,690,000  St. Paul, Minnesota, Housing & Redevelopment Authority,
              (River Centre Parking Ramp), Parking Facility Lease
              Revenue Bonds                                                                   6.0%      5/1/2013     1,872,283
                                                                                                                --------------
                                                                                                                    27,033,371
                                                                                                                --------------
              Missouri -- 1.9%
   1,355,000  Missouri Housing Development Commission, Single Family
              Mortgage Revenue Bonds, (Home Ownership Loan Program),
              Series C-1, Insured by GNMA                                                    6.55%      9/1/2028     1,492,776
   2,000,000  Missouri State Health and Education Facilities Authority (Barnes -
              Jewish, Inc. /Christian Health Services), Health Facilities
              Refunding & Improvement Revenue Bonds, Series 1993-A                           5.25%     5/15/2014     2,111,000
   2,925,000  Missouri State Health and Education Facilities Authority,
              Heartland Health System Revenue Bonds, Series 1992,
              Insured by AMBAC                                                               6.35%    11/15/2017     3,094,007
   1,500,000  Missouri State Health and Education Facilities Authority,
              SSM Health Care Refunding Revenue Bonds, Series A,
              Insured by MBIA                                                                6.25%      6/1/2007     1,560,855
   1,345,000  Missouri State Health & Education Facility Authority, Lake of the
              Ozarks General Hospital                                                         6.5%     2/15/2021     1,552,157(b)
     655,000  Missouri State Health & Education Facility Authority, Lake of the
              Ozarks General Hospital                                                         6.5%     2/15/2021       682,608
   1,000,000  Missouri State Health & Education Facility Authority,
              (St. Anthony's Medical Center), Revenue Bonds                                  6.25%     12/1/2030     1,069,330
                                                                                                                --------------
                                                                                                                    11,562,733
                                                                                                                --------------
              Montana -- 0.8%
   2,385,000  Montana State Board of Investments, Payroll Tax Revenue Bonds,
              Series 1996, Insured by MBIA                                                  6.875%      6/1/2020     2,797,867(b)
     775,000  Montana State Board of Investments, Payroll Tax Revenue Bonds,
              Series 1996, Insured by MBIA                                                  6.875%      6/1/2020       909,160(b)
   1,240,000  Montana State Board of Investments, Payroll Tax Revenue Bonds,
              Series 1996, Insured by MBIA                                                  6.875%      6/1/2020     1,454,656(b)
                                                                                                                --------------
                                                                                                                     5,161,683
                                                                                                                --------------
              Nebraska -- 0.7%
   3,455,000  Omaha Public Power District, Nebraska, Electric Revenue
              Refunding Bonds, Series B                                                      6.15%      2/1/2012     4,029,912
                                                                                                                --------------
              New Hampshire -- 0.2%
   1,100,000  New Hampshire Turnpike System, Residual Interest Bonds, 1991
              Refunding, Series C, Insured by FGIC                                         11.229%     11/1/2017     1,394,976
                                                                                                                --------------
              New Jersey -- 2.6%
   1,250,000  East Orange, New Jersey, Unlimited Tax General Obligation
              Bonds, Insured by FSA                                                           8.4%      8/1/2006     1,536,700
   1,110,000  New Jersey Health Care Facilities, Financing Authority Revenue,
              AMBAC Insured                                                                   6.1%      7/1/2010     1,213,474(b)
   3,000,000  New Jersey Transit Corp., (Raymond Plaza East, Inc.),
              Certificates of Participation, Insured by FSA                                 6.375%     10/1/2006     3,436,470
     500,000  New Jersey Turnpike Authority, Turnpike Revenue Bonds,
              1984 Series                                                                  10.375%      1/1/2003       525,630(b)
   4,700,000  New Jersey Turnpike Authority, Turnpike Revenue Bonds,
              Series C, Insured by AMBAC                                                      6.5%      1/1/2016     5,748,147
   2,595,000  West New York, New Jersey, Municipal Utility Authority,
              Sewer Revenue Refunding Bonds, Insured by FGIC                           Zero Coupon    12/15/2009     1,897,049
   2,195,000  West New York, New Jersey, Municipal Utility Authority,
              Sewer Revenue Refunding Bonds, Insured by FGIC                           Zero Coupon    12/15/2007     1,772,419
                                                                                                                --------------
                                                                                                                    16,129,889
                                                                                                                --------------
              New Mexico -- 2.3%
   3,315,000  City of Alamogordo, New Mexico Hospital Revenue Bonds,
              (Gerald Champion Hospital Project), Series 1997                                 5.3%      1/1/2013     3,319,939
   5,000,000  Farmington, New Mexico, Power Revenue Refunding Bonds,
              Series 1983                                                                   9.875%      1/1/2013     6,052,050(b)
   4,040,000  Farmington, New Mexico, Utility Systems Revenue Bonds,
              Insured by AMBAC                                                              9.875%      1/1/2008     4,948,556(b)
                                                                                                                --------------
                                                                                                                    14,320,545
                                                                                                                --------------
              New York -- 4.6%
   3,000,000  Metropolitan Transportation Authority, New York, Transit
              Facilities Revenue Bonds, Series O, Insured by MBIA                            6.25%      7/1/2014     3,341,670(b)
   4,225,000  Metropolitan Transportation Authority, New York, Transit
              Facilities Service Contract Bonds, Series O                                    5.75%      7/1/2013     4,831,837
   2,000,000  New York City, Municipal Water Finance Authority, Water &
              Sewer System Revenue Bonds, Series A, Insured by AMBAC                        5.875%     6/15/2012     2,312,200
  10,000,000  New York State Dormitory Authority Revenue Bonds, City
              University System Consecutive Third-1, Insured by FGIC                          5.0%      7/1/2026     9,999,300
   2,860,000  New York State Thruway Authority, Highway & Bridge Trust Fund,
              Revenue Bonds, Series 1994-B, Insured by FGIC                                   6.0%      4/1/2014     3,160,329(b)
   1,620,000  New York State Urban Development Corp., Project Revenue Bonds,
              (Syracuse University Center for Science and Technology Loan),
              1995 Refunding Series                                                           6.0%      1/1/2009     1,833,775(b)
   1,720,000  New York State Urban Development Corp., Project Revenue Bonds,
              (Syracuse University Center for Science and Technology Loan),
              1995 Refunding Series                                                           6.0%      1/1/2010     1,959,837(b)
   1,000,000  Triborough Bridge & Tunnel Authority, New York, General
              Purpose Revenue Bonds, Series Q                                                6.75%      1/1/2009     1,170,330
                                                                                                                --------------
                                                                                                                    28,609,278
                                                                                                                --------------
              North Carolina -- 0.7%
   4,000,000  North Carolina Municipal Power Agency #1, Catawba Electric
              Revenue Refunding Bonds, Series 1992, Insured by MBIA                           6.0%      1/1/2011     4,578,320
                                                                                                                --------------
              North Dakota -- 1.2%
   3,500,000  Grand Forks, North Dakota, Health Care System Revenue Bonds
              (Altru Health System Obligated Group)                                         7.125%     8/15/2024     3,811,045
   2,000,000  North Dakota Municipal Bond Bank, State Revolving Fund
              Program Bonds, Series 1995-A                                                    6.3%     10/1/2015     2,271,160
   1,340,000  North Dakota State Water Commission (Southwest Pipeline),
              Revenue Bonds, Series A, Insured by AMBAC                                      5.75%      7/1/2027     1,404,333
                                                                                                                --------------
                                                                                                                     7,486,538
                                                                                                                --------------
              Ohio -- 5.1%
   2,500,000  Akron, Ohio, Certificates of Participation, Series 1996, Akron
              Municipal Baseball Stadium Project                                       Zero Coupon     12/1/2016     2,747,700
     875,000  Akron, Ohio, Economic Development, Non-Tax Revenue Bonds,
              Insured by MBIA                                                                 6.0%     12/1/2012     1,019,200
   3,785,000  City of Cleveland, Ohio, Public Power System, First Mortgage
              Revenue Bonds, Series 1994-A, Insured by MBIA                                   7.0%    11/15/2024     4,344,082(b)
   2,000,000  Lorain County, Ohio, Catholic Health Care Partners, Hospital
              Revenue Bonds                                                                   5.4%     10/1/2021     2,031,520
   1,470,000  Lorain County, Ohio, (Humility of Mary Health System),
              Hospital Revenue Bonds                                                        7.125%    12/15/2006     1,506,588(b)
   2,000,000  Lucas County, Ohio, Health Care, (Sunset Retirement Communities)               6.55%     8/15/2024     2,099,860
   2,000,000  Ohio Higher Educational Facility Commission (Case Western
              Reserve University Project), Series B                                           6.5%     10/1/2020     2,441,820
   1,500,000  Ohio Higher Educational Facility Commission, Higher
              Educational Revenue Bonds, (Ohio Dominican
              College 1994 Project)                                                         6.625%     12/1/2014     1,597,875
   5,000,000  Ohio State Air Quality Development Authority, Cleveland
              Electric, Pollution Control Revenue Bonds, Insured by FGIC                      8.0%     12/1/2013     5,306,000
   2,250,000  Ohio State Air Quality Development Authority, Columbus &
              Southern Pollution Control Revenue Bonds, Insured by FGIC                     6.375%     12/1/2020     2,386,688
   2,000,000  Ohio State Turnpike Commission, Turnpike Revenue Refunding
              Bonds, Series A, FGIC Insured                                                   5.5%     2/15/2024     2,187,240
   1,795,000  Trumbull County, Ohio (Memorial Hospital), Hospital Revenue
              Refunding & Improvement Bonds, Series 1991-B,
              Insured by FGIC                                                                 6.9%    11/15/2012     1,951,686(b)
   2,115,000  University of Akron, Ohio, General Receipt Bonds, Series 1999,
              FGIC Insured                                                                    5.5%      1/1/2020     2,231,515
                                                                                                                --------------
                                                                                                                    31,851,774
                                                                                                                --------------
              Oklahoma -- 1.1%
   4,480,000  Bass, Oklahoma, Memorial Baptist Hospital                                      8.35%      5/1/2009     5,343,610(b)
   1,500,000  Oklahoma Municipal Power Authority, Power Supply System
              Revenue Bonds, Series 1992-B, Insured by MBIA                                 5.875%      1/1/2012     1,713,900
                                                                                                                --------------
                                                                                                                     7,057,510
                                                                                                                --------------
              Oregon -- 0.8%
   2,700,000  Clackamas County, Oregon, Health Facilities Authority, Adventist
              Health-West Revenue Refunding Bonds, Series 1992-A,
              Insured by MBIA                                                                6.35%      3/1/2009     2,786,103
   2,000,000  Hospital Facility Authority of the Western Lane Hospital District,
              Oregon, Revenue Refunding Bonds, Series 1994 (Sisters of St.
              Joseph of Peace, Health & Hospital Services), Insured by MBIA                 5.875%      8/1/2012     2,166,960
                                                                                                                --------------
                                                                                                                     4,953,063
                                                                                                                --------------
              Pennsylvania -- 1.8%
   1,600,000  Allegheny County, Pennsylvania, Hospital Development Authority,
              Hospital Revenue Bonds, Series A-1995, (Allegheny General
              Hospital Project), Insured by MBIA                                              6.2%      9/1/2015     1,787,952(b)
     860,000  Allegheny County, Pennsylvania, Hospital Development Authority,
              West Penn Allegheny Health System                                              8.45%    11/15/2003       867,869
     565,000  Allegheny County, Pennsylvania, Hospital Development Authority,
              West Penn Allegheny Health System                                              8.55%    11/15/2004       572,435
   2,575,000  Allegheny County, Pennsylvania, Sanitary Authority, Sewer
              Revenue Bonds, Series A, Insured by FGIC                                 Zero Coupon      6/1/2008     1,997,711
   3,170,000  Millcreek Township, Pennsylvania, School District, General
              Obligation Bonds, Insured by FGIC                                        Zero Coupon     8/15/2009     2,317,175
   3,000,000  Pennsylvania State, General Obligation Bonds, Second
              Series of 1992, Insured by AMBAC                                         Zero Coupon      7/1/2006     2,563,050
   1,000,000  York County Pennsylvania Solid Waste and Refuse Authority,
              Refunding Revenue Bonds, Series 1997, County Guaranteed,
              Insured by FGIC                                                                 5.5%     12/1/2012     1,118,840
                                                                                                                --------------
                                                                                                                    11,225,032
                                                                                                                --------------
              Puerto Rico -- 2.1%
   3,645,000  Puerto Rico Commonwealth, Aqueduct & Sewer Revenue Bonds,
              Series A                                                                        9.0%      7/1/2009     4,279,449(b)
   3,000,000  Puerto Rico Commonwealth, Unlimited Tax General
              Obligation Bonds                                                               6.45%      7/1/2017     3,362,850(b)
   3,000,000  Puerto Rico Electric Power Authority, Power Revenue
              Bonds, Series T                                                                 6.0%      7/1/2016     3,202,770
   2,000,000  Puerto Rico Industrial Tourist EDL, AES Puerto Rico Project                   6.625%      6/1/2026     2,193,340
                                                                                                                --------------
                                                                                                                    13,038,409
                                                                                                                --------------
              South Carolina -- 1.7%
   2,000,000  City of Spartanburg, South Carolina, Junior Lien, Water System
              Revenue Bonds, Series 1998                                                     5.25%      6/1/2028     2,057,480
   1,000,000  Greenwood County, South Carolina, Self Memorial Hospital,
              Revenue Bonds                                                                   5.5%    10/01/2026     1,002,970
   2,000,000  Piedmont Municipal Power Agency, South Carolina, Electric
              Revenue Refunding Bonds, Series 1991, Insured by FGIC                          6.25%      1/1/2021     2,346,620
   5,000,000  Piedmont Municipal Power Agency, South Carolina, Electric
              Revenue Refunding Bonds, Insured by FGIC                                        5.0%      1/1/2022     5,037,700
                                                                                                                --------------
                                                                                                                    10,444,770
                                                                                                                --------------
              Tennessee -- 1.1%
   1,450,000  Metropolitan Government of Nashville & Davidson
              County TN, Electric System Revenue Bonds, Series 1998A                          5.2%     5/15/2023     1,467,908
   5,000,000  Shelby County, Tennessee, Health Educational & Housing
              Facility Board, (St. Jude Children's Research Hospital),
              Series 1999                                                                   5.375%      7/1/2024     5,073,000
                                                                                                                --------------
                                                                                                                     6,540,908
                                                                                                                --------------
               Texas -- 9.6%
   2,165,000  Arlington, Texas, Independent School District, Unlimited Tax
              Refunding & Improvement Bonds, Series 1992, Permanent
              School Fund Guaranteed                                                   Zero Coupon     2/15/2009     1,611,301
   8,100,000  Austin, Texas, Utility System Refunding Revenue Bonds, Series A,
              Insured by MBIA                                                          Zero Coupon    11/15/2009     5,847,714
   7,000,000  Austin, Texas, Utility System Refunding Revenue Bonds, Series A,
              Insured by MBIA                                                          Zero Coupon    11/15/2008     5,324,899
   1,000,000  Austin, Texas, Utility System Revenue Refunding Bonds,
              Insured by FGIC                                                                 6.0%    11/15/2013     1,158,330
   1,575,000  Bexar County, Texas, Limited Tax General Obligation Bonds                       5.0%     6/15/2015     1,599,334
   2,500,000  City of Austin, Texas, Higher Education Authority, (St. Edwards
              University Project), Income Bonds                                              5.75%      8/1/2031     2,504,850
   2,000,000  Copperas Cove, Texas, Independent School District, Unlimited
              Tax General Obligation Bonds, Permanent School
              Fund Guaranteed                                                                 6.9%     8/15/2014     2,231,200(b)
   4,000,000  Dallas-Fort Worth, Texas, Airport Joint Revenue Refunding
              Bonds Series 1994-A, Insured by MBIA                                            6.0%     11/1/2012     4,288,480
   1,000,000  Dallas-Fort Worth, Texas, Airport Joint Revenue Refunding Bonds,
              Insured by FGIC                                                               7.375%     11/1/2008     1,120,420
   1,000,000  Dallas-Fort Worth, Texas, Airport Joint Revenue Refunding Bonds,
              Insured by FGIC                                                               7.375%     11/1/2009     1,120,420
   2,000,000  Dallas-Fort Worth, Texas, Airport Joint Revenue Refunding Bonds,
              Insured by FGIC                                                               7.375%     11/1/2010     2,240,840
   2,285,000  Denton, Texas, Independent School District, Unlimited Tax
              General Obligation Refunding Bonds, Permanent School
              Fund Guaranteed                                                                6.25%     2/15/2009     2,639,449
   1,000,000  Georgetown, Texas, Higher Education Finance Corp., Higher
              Education Revenue Bonds, Series 1994 (Southwestern
              University Project)                                                             6.3%     2/15/2014     1,045,310
   2,000,000  Harris County, Texas, Health Facilities Development, (Memorial
              Hermann Health System), Series A                                              6.375%      6/1/2029     2,135,480
   5,000,000  Houston, Texas Water & Sewer System, Revenue Refunding Jr.
              Lien Series A, Insured by FGIC                                                5.250%     12/1/2022     5,068,750
   2,000,000  Houston, Texas, Airport System, Sub Lien Revenue Bonds,
              Series A, FSA Insured                                                         5.625%      7/1/2030     2,059,900
   5,315,000  Lewisville, Texas, Independent School District, Capital
              Appreciation Refunding Bonds, Permanent School
              Fund Guaranteed                                                          Zero Coupon     8/15/2019     2,144,921
   1,845,000  San Antonio, Texas, Airport Revenue Refunding Bonds,
              Insured by AMBAC                                                              7.375%      7/1/2010     2,036,511
   1,000,000  San Antonio, Texas, Airport Revenue Refunding Bonds,
              Insured by AMBAC                                                              7.375%      7/1/2011     1,103,800
  11,615,000  Southeastern Texas Housing Finance Corp., Single Family
              Mortgage Revenue Bonds                                                   Zero Coupon      9/1/2017     5,187,375(b)
   4,315,000  Texas State, Veterans Land Board General Obligation Bonds                      0.05%      7/1/2010     3,034,394(b)
   1,000,000  Texas Water Development Board, State Revolving Fund Revenue
              Bond, Senior Lien, Series A                                                    5.25%     7/15/2017     1,019,900
     685,000  Travis County, Texas, Housing Finance Corporation, Single
              Family Mortgage Revenue Refunding Bonds, Series 1994-A                         6.75%      4/1/2014       720,284
     440,000  Willis, Texas, Independent School District, General Obligation
              Bonds, Permanent School Fund Guaranteed                                         6.5%     2/15/2016       444,875
     745,000  Wylie, Texas, Independent School District, General Obligation
              Bonds, Permanent School Fund Guaranteed                                       6.875%     8/15/2014       925,752(b)
     430,000  Wylie, Texas, Independent School District, General Obligation
              Bonds, Permanent School Fund Guaranteed                                       6.875%     8/15/2014       518,739
                                                                                                                --------------
                                                                                                                    59,133,228
                                                                                                                --------------
              Utah -- 2.2%
   5,000,000  Intermountain Power Agency, Utah, Power Supply Revenue
              Bonds, Series B, Insured by MBIA                                               5.75%      7/1/2019     5,355,300
   3,405,000  Timpanogos Special Service District, Utah County, Utah, Sewer
              Revenue Bonds, Series 1996-A, Insured by AMBAC                                  6.1%      6/1/2019     3,868,386(b)
   3,750,000  Utah Associated Municipal Power Systems, San Juan Project
              Revenue Bonds, Series O, Insured by MBIA                                       6.25%      6/1/2014     4,162,500(b)
                                                                                                                --------------
                                                                                                                    13,386,186
                                                                                                                --------------
              Vermont -- 0.4%
   2,500,000  Vermont Educational & Health Buildings Finance Agency,
              (Norwich University)                                                            5.5%      7/1/2021     2,496,825
                                                                                                                --------------
              Virginia -- 1.1%
   3,625,000  Fairfax County, Virginia, Water Authority, Water Revenue
              Refunding Bonds                                                                 5.0%      4/1/2021     3,776,416
   3,000,000  Industrial Development Authority of Fairfax County, Virginia,
              Health Care Revenue Bonds, (Inova Health System Project),
              Series 1996                                                                   5.875%     8/15/2016     3,202,410
                                                                                                                --------------
                                                                                                                     6,978,826
                                                                                                                --------------
              Washington -- 5.7%
   1,655,000  Douglas County, Washington, Public Utility District #1, Wells
              Hydroelectric Revenue Bonds, Series A                                          8.75%      9/1/2018     2,152,807(b)
   1,395,000  Douglas County, Washington, Public Utility District #1, Wells
              Hydroelectric Revenue Bonds, Series A                                          8.75%      9/1/2018     1,752,720
   2,000,000  Grant County, Washington, Public Utility District No. 2,
              Columbia River, Priest Rapids Hydro Electric Development
              Project, Second Series Revenue Bonds, Series A, Insured
              by AMBAC                                                                        5.0%      1/1/2023     1,969,080
   4,130,000  Seattle, Washington, Water System Revenue Bonds, FGIC Insured                   5.0%     10/1/2027     4,064,953
   4,040,000  State of Washington, Unlimited Tax General Obligation Bonds,
              Series E                                                                        5.0%      7/1/2022     4,024,284
   1,500,000  Tacoma, Washington, Conservation System Project Revenue
              Bonds, Tacoma Public Utilities Light Division                                   6.6%      1/1/2015     1,634,880
   1,000,000  Washington State Higher Education (Whitman College Project)                   5.875%     10/1/2029     1,053,170
   3,000,000  Washington State Public Power Supply System, Nuclear Project
              No. 1, Revenue Refunding Bonds, Series 1996-A, Insured
              by MBIA                                                                        5.75%      7/1/2012     3,257,340
   2,000,000  Washington State Public Power Supply System, Nuclear
              Project No. 1, Revenue Refunding Bonds, Series 1996-A,
              Insured by MBIA                                                                5.75%      7/1/2011     2,181,380
   1,000,000  Washington State, Health Care Facilities Authority, (Central
              Washington Health Services Association), Revenue Bonds,
              Series 2001, Insured by AMBAC                                                   5.0%     10/1/2018     1,007,730
   1,500,000  Washington State, Health Care Facilities Authority, (Central
              Washington Health Services Association), Revenue Bonds,
              Series 2001, Insured by AMBAC                                                  5.15%     10/1/2022     1,505,700
   2,000,000  Washington State, Unlimited Tax General Obligation Bonds                        6.0%      6/1/2012     2,325,160
   2,955,000  Washington State, Unlimited Tax General Obligation Bonds,
              Series 93A                                                                     5.75%     10/1/2012     3,382,973
      45,000  Washington State, Unlimited Tax General Obligation Bonds,
              Series 93A                                                                     5.75%     10/1/2012        51,774(b)
   1,500,000  Washington State, Unlimited Tax General Obligation Bonds,
              Series A                                                                       6.25%      2/1/2011     1,758,435
   2,500,000  Washington State, Various Purpose General Obligation Bonds                     6.25%      6/1/2010     2,926,500
                                                                                                                --------------
                                                                                                                    35,048,886
                                                                                                                --------------
              Wisconsin -- 0.2%
   1,000,000  Wisconsin State, Health and Educational Facilities Authority,
              (Agnesian Healthcare Inc.), Revenue Bonds                                       6.0%      7/1/2030     1,024,190
                                                                                                                --------------
              Wyoming -- 0.4%
   2,500,000  State of Wyoming, Farm Loan Board, Capital Facilities
              Revenue Bonds, Series 1994                                                      6.1%      4/1/2024     2,731,225
                                                                                                                --------------
              Total Long-Term Municipal Securities (cost $541,456,604)                                             611,299,525
                                                                                                                --------------
              SHORT-TERM MUNICIPAL SECURITIES -- 1.3% (a,c)
     600,000  Berkeley County, South Carolina, (Amoco Chemical Co. Project),
              Pollution Control Revenue Refunding Bonds, Series 1994                         2.05%     11/1/2001       600,000
     700,000  City of Hammond, Indiana, (Amoco Chemical Co. Project),
              Pollution Control Revenue Refunding Bonds, Series 1994                         2.05%     11/1/2001       700,000
   1,000,000  Dade County, Florida, Industrial Development Authority
              (Florida Power & Light Co.)                                                    2.05%     11/1/2001     1,000,000
     200,000  Illinois Development Finance Authority, (Amoco Oil
              Company Project), Pollution Control Revenue Refunding
              Bonds, Series 1994                                                             2.05%     11/1/2001       200,000
   1,800,000  Maricopa County, Arizona Pollution Control Corp., Pollution
              Control Revenue Refunding Bonds, (Arizona Public Service Co.
              Palo Verde Project), 1994 Series B                                              2.1%     11/1/2001     1,800,000
   1,050,000  Maricopa County, Arizona Pollution Control Corp., Pollution
              Control Revenue Refunding Bonds, (Arizona Public Service Co.
              Palo Verde Project), 1994 Series E                                              2.0%     11/1/2001     1,050,000
     500,000  Massachusetts Health and Educational Facilities Authority, Variable
              Rate Demand Revenue Bonds, Capital Asset Program Issue,
              Series C                                                                       2.05%     11/1/2001       500,000
     300,000  Michigan Strategic Fund, Variable Rate Demand Pollution
              Control Revenue Refunding Bonds, (Consumers Power
              Company Project), Series 1988A                                                 2.05%     11/1/2001       300,000
     300,000  Peninsula Ports Authority, Virginia, Variable Rate Notes                       2.05%     11/1/2001       300,000
     200,000  St. Charles Parish, Tennessee, Pollution Control (Shell Oil Co.),
              Series B                                                                        2.0%     11/1/2001       200,000
     200,000  St. Lucie County, Florida, (Florida Power & Light Co. Project),
              Variable Rate Notes                                                             2.1%     11/1/2001       200,000
     700,000  Southwest Higher Education Authority,
              (Southern Methodist University)                                                2.05%     11/1/2001       700,000
     400,000  Sublette County, Wyoming, Pollution Control Revenue Bonds,
              (Exxon Project), Series 1984                                                    2.0%     11/1/2001       400,000
                                                                                                                --------------
              Total Short-Term Municipal Securities (at amortized cost)                                              7,950,000
                                                                                                                --------------
              Total Investments (cost $549,406,604)                                                               $619,249,525(d)
                                                                                                                 =============

Notes to Portfolio of Investments:
----------------------------------

(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood Municipal Bond Fund.

(b) Denotes securities that have been pre-refunded or escrowed to maturity. Under such an arrangement, money is deposited into an irrevocable escrow account and is used to purchase U.S.
    Treasury securities or Government Agency securities with maturing principal and interest earnings sufficient to pay all debt service requirements of the pre-refunded bonds.
    Because the original bonds assume a quality rating equivalent to the escrowed U.S. Government securities, they are considered to be U.S. Government securities for purposes of portfolio diversification requirements.


(c) Denotes variable rate obligations for which the current yield and next scheduled interest reset date are shown.

(d) At October 31, 2001, the aggregate cost of securities for federal income tax purposes was $549,436,487 and the net unrealized appreciation of investments based on that cost was $69,813,038 which is comprised of $69,963,303 aggregate gross unrealized appreciation and $150,265 aggregate gross unrealized depreciation.


(e) Miscellaneous abbreviations:
    AMBAC -- AMBAC Indemnity Corp.
    Connie Lee -- Connie Lee Insurance Co.
    FGIC -- Financial Guaranty Insurance Co.
    FSA -- Federal Security Assurance, Inc.
    GNMA -- Government National Mortgage Association
    MBIA -- Municipal Bond Investors Assurance Corp.

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD LIMITED MATURITY BOND FUND
Portfolio of Investments
October 31, 2001

  Principal                                                                                             Maturity
   Amount                                                                                     Rate        Date         Value
 ----------                                                                                ----------  ----------   ----------
              CORPORATE BONDS -- 16.1% (a)
              Aerospace & Defense -- 0.7%
    $492,116  Systems 2001 Asset Trust, LLC, Equipment Trust Pass Through
              Certificates, Series 2001-G                                                   6.664%     9/15/2013      $524,318
                                                                                                                --------------
              Airlines -- 1.3%
     500,000  American Airlines, Inc., Pass Through Trust Certificates,
              Series 2001-2-A1                                                              6.978%      4/1/2011       516,200
     500,000  Southwest Airlines Co., Pass Through Certificates, Series A-2                 5.496%     11/1/2006       506,865
                                                                                                                --------------
                                                                                                                     1,023,065
                                                                                                                --------------
              Automotive -- 0.6%
     500,000  General Motors Acceptance Corp., Notes                                        6.125%     9/15/2006       498,106
                                                                                                                --------------
              Banks -- 1.3%
     500,000  Capital One Bank, Notes                                                         6.5%     7/30/2004       510,284
     500,000  PNC Funding Corp., Sr. Notes                                                   5.75%      8/1/2006       521,524
                                                                                                                --------------
                                                                                                                     1,031,808
                                                                                                                --------------
              Chemicals -- 0.2%
     150,000  Airgas, Inc., Sr. Subordinated Notes                                          9.125%     10/1/2011       158,250
                                                                                                                --------------
              Environmental -- 0.3%
     200,000  Allied Waste, North America, Secured Notes, Series B                          8.875%      4/1/2008       206,000
                                                                                                                --------------
              Finance -- Commercial -- 0.7%
     500,000  General Electric Capital Corp., Medium Term Notes, Series A                    6.81%     11/3/2003       537,106
                                                                                                                --------------
              Finance -- Consumer -- 0.6%
     500,000  Countrywide Home Loans, Inc., Notes                                             5.5%      8/1/2006       511,932
                                                                                                                --------------
              Health Care -- Medical Products & Supplies -- 0.3%
     250,000  Amerisource Bergen Corp., Sr. Notes                                           8.125%      9/1/2008       263,750
                                                                                                                --------------
              Health Care Management -- 1.3%
     500,000  Manor Care, Inc., Sr. Notes                                                     8.0%      3/1/2008       535,000
     500,000  Tenet Healthcare Corp., Notes                                                 5.375%    11/15/2006       498,795
                                                                                                                --------------
                                                                                                                     1,033,795
                                                                                                                --------------
              Health Care Services -- 0.3%
     250,000  Omnicare, Inc., Sr. Notes, Series B                                           8.125%     3/15/2011       266,875
                                                                                                                --------------
              Insurance -- 0.7%
     500,000  Allstate Financial Global Funding, Notes                                      7.125%     9/26/2005       544,527
                                                                                                                --------------
              Investment Banking & Brokerage -- 0.2%
     150,000  Goldman Sachs Group, Inc., Convertible Medium Term Notes                        1.0%     5/24/2008       137,007
                                                                                                                --------------
              Oil & Gas -- 1.7%
     500,000  Consolidated Natural Gas Co.                                                   6.25%     11/1/2011       511,059
     500,000  Dynegy, Inc., Notes                                                           8.125%     3/15/2005       541,366
     250,000  Hanover Equipment Trust, Secured Notes, Series 01-B                            8.75%      9/1/2011       261,250
                                                                                                                --------------
                                                                                                                     1,313,675
                                                                                                                --------------
              Restaurants -- 0.3%
     250,000  Tricon Global Restaurants, Inc., Sr. Notes                                      8.5%     4/15/2006       265,625
                                                                                                                --------------
              Services -- 0.6%
     500,000  Cendant Corp., Notes                                                          6.875%     8/15/2006       474,851
                                                                                                                --------------
              Technology -- Software -0.2%
     150,000  Analog Devices, Inc., Convertible Notes                                        4.75%     10/1/2005       142,313
                                                                                                                --------------
              Telecommunications -- Wireline -- 0.7%
     500,000  Worldcom, Inc. (Worldcom Group), Notes                                          6.5%     5/15/2004       519,180
                                                                                                                --------------
              Utilities -- 4.1%
     500,000  DTE Energy Co., Sr. Notes                                                      6.45%      6/1/2006       529,239
     500,000  Mirant Americas Energy Marketing, Collateral Trust Certificates,
              Series TIERS-MIR-2001-14                                                        7.2%     6/15/2004       512,043
     500,000  NRG Energy, Inc., Notes                                                        6.75%     7/15/2006       515,060
     500,000  Powergen US Funding, LLC, Notes                                                4.50%    10/15/2004       505,240
     250,000  PSE&G Energy Holdings, Inc., Sr. Notes                                        8.625%     2/15/2008       263,798
     328,539  Reliant Energy Mid Atlantic, Pass Through Certificates, Series B              9.237%      7/2/2017       364,759
     500,000  TXU Corp., Notes                                                              6.375%     6/15/2006       521,033
                                                                                                                --------------
                                                                                                                     3,211,172
                                                                                                                --------------
              Total Corporate Bonds (cost $12,205,309)                                                              12,663,355
                                                                                                                --------------
              ASSET-BACKED SECURITIES -- 5.7% (a)
     500,000  Chase Manhattan Auto Owner Trust, Series 2001-A-A4                             5.07%     2/15/2008       520,275
     500,000  Com-Ed Transitional Funding Trust, Series 1998-1-A5                            5.44%     3/25/2007       523,592
     500,000  Conseco Finance Securitization Corp., Series 2000-1-A3                          7.3%      5/1/2031       522,071
     500,000  Discover Card Master Trust I, Series 1999-6A                                   6.85%     7/17/2007       544,857
     500,000  MBNA Master Credit Card Trust, Asset Backed Certificates,
              Series 1999-M-A                                                                 6.6%     4/16/2007       541,316
     500,000  MMCA Auto Owner Trust, Series 2001-1-A4                                        5.34%    12/15/2005       521,459
     500,000  PSE&G Transition Funding, LLC, Series 2001-1-A2                                5.74%     3/15/2007       524,131
     500,000  Sears Credit Account Master Trust, Master Trust Certificates,
              Series 1999-3-A                                                                6.45%    11/15/2009       539,397
     258,822  Toyota Auto Receivables, Asset Backed Certificates,
              Series 1999-A-A3                                                               6.15%     8/16/2004       262,852
                                                                                                                --------------
              Total Asset-Backed Securities (cost $4,226,245)                                                        4,499,950
                                                                                                                --------------
              FOREIGN GOVERNMENT BONDS -- 0.6% (a,b)
     500,000  Chile (Republic of), Notes (cost $496,191)                                    7.125%     1/11/2012       508,794
                                                                                                                --------------
              MORTGAGE-BACKED SECURITIES -- 13.3% (a)
   5,000,000  Federal Home Loan Mortgage Corp., Gold Pass
              Through Certificates                                                            7.0%     11/1/2031     5,207,810(d)
   5,000,000  Federal National Mortgage Association, Participation Certificates               7.5%     11/1/2031     5,237,500(d)
                                                                                                                --------------
              Total Mortgage-Backed Securities (cost $10,383,125)                                                   10,445,310
                                                                                                                --------------
              U.S. GOVERNMENT -- 27.8% (a)
     500,000  U.S. Treasury Notes                                                             5.0%     2/15/2011       523,945
  13,000,000  U.S. Treasury Notes                                                            5.25%     5/15/2004    13,800,319
   5,500,000  U.S. Treasury Notes                                                            5.75%    11/15/2005     5,988,131
   1,500,000  U.S. Treasury Notes                                                            5.75%    11/30/2002     1,559,298
                                                                                                                --------------
              Total U.S. Government (cost $21,555,418)                                                              21,871,693
                                                                                                                --------------
              U.S. GOVERNMENT AGENCY -- 2.6% (a)
   2,000,000  Federal National Mortgage Association, Notes (cost $2,020,536)                4.375%    10/15/2006     2,030,586
                                                                                                                --------------
              PREFERRED STOCKS -- 1.3% (a)
      13,000  Calenergy Capital Trust III, 6.5% Convertible Preferred Stock                                            507,000
       7,000  Equity Securities Trust, Convertible Preferred Stock (Cablevision Systems Corp.)                         243,600(c)
       1,500  MetLife Capital Trust I, Convertible Preferred Stock                                                     128,010
       3,000  Motorola, Inc., Convertible Preferred Stock                                                              147,750(c)
                                                                                                                --------------
              Total Preferred Stocks (cost $1,050,185)                                                               1,026,360
                                                                                                                --------------

  Principal                                                                                             Maturity
   Amount                                                                                     Rate        Date
 ----------                                                                                ----------  ----------
              SHORT-TERM SECURITIES -- 32.6% (a)
              Commercial Paper -- 25.0%
  $2,000,000  American Honda Finance Corp.                                                   2.44%     11/9/2001     1,998,916
   1,240,000  Cargill, Inc.                                                                   2.6%     11/1/2001     1,240,000
   2,700,000  CIT Group Holdings, Inc.                                                       2.63%     11/1/2001     2,700,000
   2,000,000  CXC, Inc.                                                                      2.37%    11/16/2001     1,998,025
   2,000,000  First Data Corp.                                                               2.47%     11/7/2001     1,999,177
   2,700,000  Gillette Co.                                                                   2.63%     11/1/2001     2,700,000
   2,000,000  Nestle Finance France SA (USD)                                                 2.35%    11/21/2001     1,997,389
   2,000,000  Preferred Receivables Funding Corp.                                            2.48%    11/13/2001     1,998,347
   2,176,000  Toyota Motor Credit Corp.                                                      2.33%    11/15/2001     2,174,028
     844,000  Transamerica Funding Corp.                                                     2.42%    11/19/2001       842,979
                                                                                                                --------------
                                                                                                                    19,648,861
                                                                                                                --------------
              U.S. Government Agency -- 7.6%
   6,000,000  Federal Home Loan Bank, Floating Rate Notes                                    2.55%    11/13/2001     5,998,426
                                                                                                                --------------
              Total Short-Term Securities (at amortized cost)                                                       25,647,287
                                                                                                                --------------
              Total Investments (cost $77,584,296)                                                                 $78,693,335(e)
                                                                                                                 =============

Notes to Portfolio of Investments:
----------------------------------

(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood Limited Maturity Bond Fund.

(b) Denominated in U.S. dollars.

(c) Currently non-income producing.

(d) Denotes investments purchased on a when-issued basis.

(e) At October 31, 2001, the aggregate cost of securities for federal income tax purposes was 77,584,296 and the net unrealized appreciation of investments based on that cost was 1,109,039 which is comprised of 1,175,723 aggregate gross unrealized appreciation and 66,684 aggregate gross unrealized depreciation.

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD MONEY MARKET FUND
Portfolio of Investments
October 31, 2001

  Principal                                                                                             Maturity
   Amount                                                                                     Rate        Date         Value
 ----------                                                                                ----------  ----------   ----------
              CERTIFICATES OF DEPOSIT -- 3.5% (a)
              Banking -- Foreign
  $3,200,000  UBS Ag Stamford (Union Bank of Switzerland)                                    2.43%      7/2/2002    $3,232,847
  13,200,000  Barclays Bank plc NY (USD)                                                     2.12%     1/29/2002    13,201,457
  10,000,000  Abbey National Treasury Service plc (Guaranteed Abbey
              National plc)                                                                  2.09%     2/15/2002    10,000,000
                                                                                                                --------------
              Total Certificates of Deposit                                                                         26,434,304
                                                                                                                --------------
              COMMERCIAL PAPER -- 81.2% (a)
              Banking -- Domestic -- 5.1%
  10,000,000  Morgan J.P. & Co., Inc.                                                        2.49%     12/6/2001     9,975,889
  10,868,000  River Fuel Funding Co., Inc. (Bank of New York, Direct Pay
              Letter of Credit)                                                              2.51%    11/30/2001    10,846,113
  13,200,000  River Fuel Funding Co., Inc. (Bank of New York, Direct Pay
              Letter of Credit)                                                              2.16%     1/31/2002    13,128,262
   4,220,000  River Fuel Trust #1 (Bank of New York, Direct Pay
              Letter of Credit)                                                              2.41%    12/17/2001     4,207,059
                                                                                                                --------------
                                                                                                                    38,157,323
                                                                                                                --------------
              Banking -- Foreign -- 13.8%
  16,000,000  Abbey National North America (Guaranteed Abbey National plc)                   2.65%     11/1/2001    16,000,000
  10,000,000  Abbey National North America (Guaranteed Abbey National plc)                   2.48%     12/5/2001     9,976,672
  10,000,000  International Bank of Reconstruction & Development                             3.45%    11/16/2001     9,985,917
  10,000,000  International Bank of Reconstruction & Development                             4.14%      3/6/2002    10,086,788
   1,000,000  Svenska Handelsbank, Inc.                                                      3.43%    11/19/2001       998,300
  10,000,000  Svenska Handelsbank, Inc.                                                      2.52%      1/2/2002     9,956,944
  13,300,000  Svenska Handelsbank, Inc.                                                      2.45%      3/6/2002    13,188,243
  33,000,000  UBS Finance (Delaware) Inc. (Guaranteed Union
              Bank of Switzerland)                                                           2.65%     11/1/2001    33,000,000
                                                                                                                --------------
                                                                                                                   103,192,864
                                                                                                                --------------
              Chemicals -- 3.7%
  10,000,000  Henkel Corp. (Guaranteed Henkel KGAA)                                          2.43%    11/21/2001     9,986,556
   5,000,000  Henkel Corp. (Guaranteed Henkel KGAA)                                          2.49%    12/11/2001     4,986,222
   2,000,000  Henkel Corp. (Guaranteed Henkel KGAA)                                          2.46%     12/3/2001     1,995,644
   2,000,000  Monsanto Co.                                                                   3.43%    11/14/2001     1,997,544
   2,100,000  Monsanto Co.                                                                   3.81%    11/15/2001     2,096,938
   6,400,000  Monsanto Co.                                                                   2.29%     2/25/2002     6,353,188
                                                                                                                --------------
                                                                                                                    27,416,092
                                                                                                                --------------
              Finance -- Automotive -- 1.3%
  10,000,000  Toyota Motor Credit Corp.                                                      3.19%     11/9/2001     9,992,956
                                                                                                                --------------
              Finance -- Commercial -- 3.4%
   3,831,000  General Electric Capital Corp.                                                 2.52%    12/27/2001     3,816,102
  10,000,000  General Electric Capital Corp.                                                 2.15%     2/26/2002     9,930,775
  10,000,000  General Electric Capital International Funding, Inc.
              (Guaranteed General Electric Capital Corp.)                                    2.89%    12/17/2001     9,963,328
   2,000,000  General Electric Credit Capital Services of Puerto Rico, Inc.
              (Guaranteed General Electric Capital Corp.)                                    2.28%    12/14/2001     1,994,577
                                                                                                                --------------
                                                                                                                    25,704,782
                                                                                                                --------------
              Finance -- Consumer -- 7.1%
  10,000,000  American Express Credit Corp.                                                  2.45%    12/18/2001     9,968,144
  10,000,000  American Express Credit Corp.                                                  2.29%    12/31/2001     9,962,000
  10,000,000  American Express Credit Corp.                                                  2.32%      2/6/2002     9,938,028
  10,000,000  Household Finance Corp.                                                        2.46%    11/21/2001     9,986,389
   3,200,000  Household Finance Corp.                                                        2.34%     1/25/2002     3,182,471
  10,000,000  Wells Fargo Financial, Inc.                                                    2.93%    11/15/2001     9,988,644
                                                                                                                --------------
                                                                                                                    53,025,676
                                                                                                                --------------
              Finance -- Retail -- 0.4%
   3,000,000  Wal-Mart Stores, Inc.                                                          2.51%     11/8/2001     2,998,542
                                                                                                                --------------
              Finance -- Structured -- 20.1%
   7,000,000  Corporate Asset Funding Co.                                                    2.44%    11/28/2001     6,987,243
  11,000,000  Corporate Asset Funding Co.                                                    2.31%     1/17/2002    10,945,886
  12,740,000  Corporate Asset Funding Co.                                                    2.22%      2/8/2002    12,662,573
  10,000,000  Corporate Receivables Corp.                                                    3.44%     12/7/2001     9,965,900
  10,000,000  CXC, Inc.                                                                      3.43%    11/19/2001     9,983,000
  10,000,000  CXC, Inc.                                                                      3.48%     11/6/2001     9,995,208
  10,000,000  Edison Asset Securitization, L.L.C.                                            2.49%    11/26/2001     9,982,778
  10,000,000  Edison Asset Securitization, L.L.C.                                            3.58%     11/2/2001     9,999,014
  10,000,000  Edison Asset Securitization, L.L.C.                                            2.30%    12/12/2001     9,973,919
   3,312,000  Enterprise Funding Corp.                                                       2.32%    11/28/2001     3,306,237
   5,000,000  Enterprise Funding Corp.                                                       2.53%    12/12/2001     4,985,650
  10,000,000  Govco, Inc.                                                                    3.44%     11/1/2001    10,000,000
  10,000,000  Govco, Inc.                                                                    3.49%     11/1/2001    10,000,000
  10,000,000  Govco, Inc.                                                                    3.10%    12/11/2001     9,965,778
   6,000,000  Govco, Inc.                                                                    2.43%     12/4/2001     5,986,690
   5,901,000  Kitty Hawk Funding Corp.                                                       3.41%    11/30/2001     5,884,933
  10,000,000  Triple-A One Funding Corp.                                                     3.47%     11/7/2001     9,994,250
                                                                                                                --------------
                                                                                                                   150,619,059
                                                                                                                --------------
              Insurance -- 11.2%
   7,000,000  American Family Financial Services (Guaranteed American
              Family Mutual Insurance Co.)                                                   3.70%    12/18/2001     6,966,826
  10,000,000  American Family Financial Services (Guaranteed American
              Family Mutual Insurance Co.)                                                   3.29%     1/15/2002     9,932,292
  10,000,000  American General Finance Corp.                                                 2.50%    12/26/2001     9,962,111
  13,200,000  American General Finance Corp.                                                 2.87%    12/27/2001    13,141,480
  10,000,000  American General Finance Corp.                                                 2.17%     2/22/2002     9,932,514
   9,000,000  Swiss Re Financial Products                                                    3.47%    11/13/2001     8,989,680
   6,000,000  Swiss Re Financial Products                                                    2.50%     1/17/2002     5,968,173
   6,000,000  Swiss Re Financial Products                                                    2.47%      2/7/2002     5,959,983
  11,000,000  Transamerica Finance Corp. (Guaranteed Aegon N.V.)                             2.25%     3/22/2002    10,903,924
   1,813,000  USAA Capital Corp.                                                             2.14%     2/21/2002     1,800,986
                                                                                                                --------------
                                                                                                                    83,557,969
                                                                                                                --------------
              Oil & Gas -- 7.0%
   3,000,000  BP Amoco plc                                                                   2.64%     11/1/2001     3,000,000
   7,000,000  Chevron Transport Corp. (Guaranteed Chevron Corp.)                             2.33%     1/15/2002     6,966,167
  10,000,000  Chevron Transport Corp. (Guaranteed Chevron Corp.)                             2.35%      1/9/2002     9,955,150
   9,000,000  Chevron UK Investments, plc (Guaranteed Chevron Corp.)                         3.43%    11/14/2001     8,988,950
  10,000,000  Chevron UK Investments, plc (Guaranteed Chevron Corp.)                         3.66%    11/19/2001     9,981,950
  13,300,000  Northern Illinois Gas Co.                                                      2.50%      4/1/2002    13,162,208
                                                                                                                --------------
                                                                                                                    52,054,425
                                                                                                                --------------
              Services -- 3.3%
   8,500,000  Harvard University                                                             2.72%    12/17/2001     8,470,675
   3,000,000  Northwestern University                                                        3.80%    11/13/2001     2,996,260
   3,000,000  Northwestern University                                                        3.66%    11/20/2001     2,994,300
  10,000,000  Yale University                                                                3.52%     11/7/2001     9,994,183
                                                                                                                --------------
                                                                                                                    24,455,418
                                                                                                                --------------
              Telecommunications -- Wireline -- 2.8%
   6,500,000  BellSouth Corp.                                                                2.92%    11/21/2001     6,489,528
   4,600,000  BellSouth Corp.                                                                2.85%    12/11/2001     4,585,536
  10,000,000  SBC Communications, Inc.                                                       2.46%    12/19/2001     9,967,333
                                                                                                                --------------
                                                                                                                    21,042,397
                                                                                                                --------------
              U.S. Municipal -- 2.0%
   5,000,000  City of Whiting, Indiana; Industrial Sewage & Solid Waste
              Disposal; Series 1995 (Guaranteed BP Amoco plc)                                3.56%     11/6/2001     5,000,000
  10,000,000  Gulf Coast Waste Disposal Authority; Pollution Control Revenue
              Bonds; Series 1995 (Guaranteed Amoco Oil Co.)                                  3.42%     11/5/2001    10,000,000
                                                                                                                --------------
                                                                                                                    15,000,000
                                                                                                                --------------
              Total Commercial Paper                                                                               607,217,503
                                                                                                                --------------
              MEDIUM TERM NOTES -- 0.5% (a)
              Finance -- Commercial
   1,750,000  General Electric Capital Corp.                                                 2.26%     3/25/2002     1,780,929
   1,650,000  Associates Corp. of North America (Guaranteed Citigroup)                       2.39%     4/15/2002     1,687,780
                                                                                                                --------------
              Total Medium Term Notes                                                                                3,468,709
                                                                                                                --------------
              U.S. GOVERNMENT AGENCY -- 7.7% (a)
  12,000,000  Federal Farm Credit Bank                                                       0.07%     12/3/2001    11,999,263
  10,000,000  Federal Home Loan Mortgage Corp.                                               3.97%    12/14/2001     9,954,133
  10,000,000  Federal National Mortgage Association                                          3.77%    11/14/2001    10,009,425
  10,000,000  Federal National Mortgage Association                                          3.44%    11/29/2001     9,973,789
   5,632,000  Federal National Mortgage Association                                          4.59%    12/14/2001     5,602,333
  10,000,000  Federal National Mortgage Association                                          3.99%    12/21/2001    10,032,048
                                                                                                                --------------
              Total U.S. Government Agency                                                                          57,570,991
                                                                                                                --------------
              VARIABLE RATE NOTES -- 7.1% (a,b)
              Finance -- Automotive -- 2.0%
  15,000,000  American Honda Finance Corp. (Guaranteed
              American Honda Motor)                                                          2.44%     11/1/2001    14,999,472
                                                                                                                --------------
              U.S. Government Agency -- 2.7%
  20,000,000  Federal Home Loan Bank                                                         2.40%     11/1/2001    19,992,255
                                                                                                                --------------
              U.S. Municipal -- 2.4%
   8,000,000  Illinois Student Assistance Commission (Bank of America,
              Illinois, Direct Pay Letter of Credit)                                         2.55%     11/1/2001     8,000,000
  10,000,000  Illinois Student Assistance Commission (Student Loan
              Marketing Assoc.,  Direct Pay Letter of Credit)                                2.53%     11/1/2001    10,000,000
                                                                                                                --------------
                                                                                                                    18,000,000
                                                                                                                --------------
              Total Variable Rate Notes                                                                             52,991,727
                                                                                                                --------------
              Total Portfolio of Investments (at amortized cost)                                                   747,683,234(c)
                                                                                                                 =============

Notes to Portfolio of Investments:
----------------------------------

(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood Money Market Fund.

(b) Denotes variable rate obligations for which the current yield and the next scheduled interest reset date are shown.

(c) Also represents cost for federal income tax purposes.

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD OPPORTUNITY GROWTH FUND
Financial Statements

Statement of Assets and Liabilities
October 31, 2001

ASSETS:
Investments in securities, at value (cost, $191,678,947)         $175,398,280
Cash                                                                   16,808
Receivable for investment securities sold                           3,969,209
Receivable for trust shares sold                                        1,000
Dividend receivable                                                     9,333
                                                               --------------
Total assets                                                      179,394,630
                                                               --------------
LIABILITIES:
Payable for investment securities purchased                         2,646,616
Accrued expenses                                                      173,408
                                                               --------------
Total liabilities                                                   2,820,024
                                                               --------------
NET ASSETS                                                       $176,574,606
                                                               ==============
NET ASSETS CONSIST OF:
Paid-in capital                                                  $226,523,715
Accumulated net investment loss                                        (8,103)
Accumulated net realized loss from sale of investments            (33,660,339)
Unrealized net depreciation of investments                        (16,280,667)
                                                               --------------
NET ASSETS                                                       $176,574,606
                                                               ==============
Class A Shares:
Net asset value and redemption price per share
(based on net assets of $160,479,828 and 18,419,786 shares
of beneficial interest outstanding)                                    $ 8.71
                                                                       ======
Maximum public offering price per share (based on a net asset
value per share of $8.71 divided by 0.96 for a 4% sales charge)        $ 9.07
                                                                       ======
Class B Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $11,632,183 and 1,377,037 shares of
beneficial interest outstanding)                                       $ 8.45
                                                                       ======
Institutional Class Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $4,462,595 and 502,531 shares of
beneficial interest outstanding)                                       $ 8.88
                                                                       ======



Statement of Operations
Year Ended October 31, 2001

INVESTMENT INCOME:
Income --
Dividend income                                                  $    359,280
Interest income                                                     1,045,333
                                                               --------------
Total income                                                        1,404,613
                                                               --------------
Expenses --
Investment advisory fee                                               950,624
Distribution and service plan fees:
Class A                                                               485,713
Class B                                                               127,119
Institutional Class                                                     8,488
Transfer agent services                                             1,284,295
Custodian fee                                                         153,776
Administrative personnel and services                                  42,531
Printing and postage                                                  311,148
Trust share registration costs                                         57,583
Auditing fees                                                           5,230
Legal fees                                                              2,668
Trustees' fees                                                          8,213
Miscellaneous                                                           5,769
                                                               --------------
Total expenses                                                      3,443,157
Fees paid indirectly                                                   (4,486)
                                                               --------------
Net expenses                                                        3,438,671
                                                               --------------
Net investment loss                                                (2,034,058)
                                                               --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investment transactions                      (33,469,643)
Net change in unrealized depreciation of investments              (58,651,721)
                                                               --------------
Net loss on investments                                           (92,121,364)
                                                               --------------
Net change in net assets resulting from operations               $(94,155,422)
                                                               ==============




Statement of Changes in Net Assets
Years ended October 31, 2001 and 2000
                                                                                   Year Ended         Year Ended
                                                                                   10/31/2001         10/31/2000
                                                                                 --------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss                                                                $ (2,034,058)     $ (2,462,826)
Net realized gain (loss) on investments                                             (33,469,643)       36,452,253
Net change in unrealized appreciation or depreciation of investments                (58,651,721)       28,340,395
                                                                                 --------------    --------------
Net change in net assets resulting from operations                                  (94,155,422)       62,329,822
                                                                                 --------------    --------------
DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net realized gains:
Class A                                                                             (16,194,480)               --
Class B                                                                                (993,905)               --
Institutional Class                                                                    (399,884)               --
                                                                                 --------------    --------------
Total distributions                                                                 (17,588,269)               --
                                                                                 --------------    --------------
NET TRUST SHARE TRANSACTIONS:
Class A                                                                               9,354,817       (10,255,580)
Class B                                                                               3,375,004         3,972,361
Institutional Class                                                                  (4,413,205)          633,440
                                                                                 --------------    --------------
Net change in net assets resulting from trust share transactions                      8,316,616        (5,649,779)
                                                                                 --------------    --------------
Net change in net assets                                                           (103,427,075)       56,680,043

NET ASSETS:
Beginning of period                                                                 280,001,681       223,321,638
                                                                                 --------------    --------------
End of period                                                               .      $176,574,606      $280,001,681
                                                                                 ==============    ==============

The accompanying notes are an integral part of the financial statements.




LUTHERAN BROTHERHOOD MID CAP GROWTH FUND
Financial Statements

Statement of Assets and Liabilities
October 31, 2001

ASSETS:
Investments in securities, at value (cost, $163,637,350)         $146,130,285
Cash                                                                   21,605
Receivable for investment securities sold                           2,004,722
Receivable for trust shares sold                                        2,454
Dividend receivable                                                    15,793
Unamortized organization costs                                          3,184
                                                               --------------
Total assets                                                      148,178,043
                                                               --------------
LIABILITIES:
Payable for investment securities purchased                           802,973
Accrued expenses                                                      181,667
                                                               --------------
Total liabilities                                                     984,640
                                                               --------------
NET ASSETS                                                       $147,193,403
                                                               ==============
NET ASSETS CONSIST OF:
Paid-in capital                                                  $177,297,672
Accumulated net investment loss                                        (4,082)
Accumulated net realized loss from sale of investments            (12,593,122)
Unrealized net depreciation of investments                        (17,507,065)
                                                               --------------
NET ASSETS                                                       $147,193,403
                                                               ==============
Class A Shares:
Net asset value and redemption price per share (based
on net assets of $107,669,598 and 9,423,529 shares of
beneficial interest outstanding)                                       $11.43
                                                                       ======
Maximum public offering price per share (based on a net asset
value per share of $11.43 divided by 0.96 for a 4% sales charge)       $11.91
                                                                       ======
Class B Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $31,791,067 and 2,874,493 shares of
beneficial interest outstanding)                                       $11.06
                                                                       ======
Institutional Class Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $7,732,738 and 663,421 shares of
beneficial interest outstanding)                                       $11.66
                                                                       ======



Statement of Operations
Year Ended October 31, 2001

INVESTMENT INCOME:
Income --
Dividend income                                                  $    520,746
Interest income                                                       606,293
                                                               --------------
Total income                                                        1,127,039
                                                               --------------
Expenses --
Investment advisory fee                                               721,439
Distribution and service plan fees:
Class A                                                               308,754
Class B                                                               340,531
Institutional Class                                                    15,457
Transfer agent services                                             1,078,806
Custodian fee                                                         147,352
Administrative personnel and services                                  33,572
Printing and postage                                                  275,635
Trust share registration costs                                         74,540
Auditing fees                                                           5,445
Legal fees                                                              2,066
Trustees' fees                                                          5,839
Amortization of organization costs                                      5,490
Miscellaneous                                                           4,228
                                                               --------------
Total expenses                                                      3,019,154
Expense reimbursement from investment advisor                        (483,464)
Fees paid indirectly                                                   (3,328)
                                                               --------------
Net expenses                                                        2,532,362
                                                               --------------
Net investment loss                                                (1,405,323)
                                                               --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investment transactions                      (12,531,703)
Net change in unrealized depreciation of investments              (52,052,812)
                                                               --------------
Net loss on investments                                           (64,584,515)
                                                               --------------
Net change in net assets resulting from operations               $(65,989,838)
                                                               ==============




Statement of Changes in Net Assets
Years ended October 31, 2001 and 2000
                                                                                   Year Ended         Year Ended
                                                                                   10/31/2001         10/31/2000
                                                                                 --------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss                                                                $ (1,405,323)     $ (1,409,709)
Net realized gain (loss) on investments                                             (12,531,703)       17,044,624
Net change in unrealized appreciation or depreciation of investments                (52,052,812)       23,121,970
                                                                                 --------------    --------------
Net change in net assets resulting from operations                                  (65,989,838)       38,756,885
                                                                                 --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains:
Class A                                                                             (10,546,938)       (2,216,890)
Class B                                                                              (2,816,082)         (600,391)
Institutional Class                                                                    (809,904)          (44,809)
                                                                                 --------------    --------------
Total distributions                                                                 (14,172,924)       (2,862,090)
                                                                                 --------------    --------------
NET TRUST SHARE TRANSACTIONS:
Class A                                                                              26,109,606        53,438,470
Class B                                                                              11,659,759        13,346,007
Institutional Class                                                                   8,040,236         2,615,407
                                                                                 --------------    --------------
Net increase in net assets resulting from trust share transactions                   45,809,601        69,399,884
                                                                                 --------------    --------------
Net change in net assets                                                            (34,353,161)      105,294,679

NET ASSETS:
Beginning of period                                                                 181,546,564        76,251,885
                                                                                 --------------    --------------
End of period                                                                      $147,193,403      $181,546,564
                                                                                 ==============    ==============

The accompanying notes are an integral part of the financial statements.




LUTHERAN BROTHERHOOD WORLD GROWTH FUND
Financial Statements

Statement of Assets and Liabilities
October 31, 2001

ASSETS:
Investments in securities, at value (cost, $122,430,897)         $ 99,453,650
Cash (including foreign currency holdings of $1,618,005)            1,636,062
Receivable for investment securities sold                             874,140
Receivable for trust shares sold                                        2,454
Dividend and interest receivable                                      206,147
                                                               --------------
Total assets                                                      102,172,453
                                                               --------------
LIABILITIES:
Payable for investment securities purchased                         3,562,016
Accrued expenses                                                      114,904
                                                               --------------
Total liabilities                                                   3,676,920
                                                               --------------
NET ASSETS                                                      $  98,495,533
                                                               ==============
NET ASSETS CONSIST OF:
Paid-in capital                                                  $123,179,341
Accumulated net investment loss                                        (6,336)
Accumulated net realized loss from sale of investments
and foreign currency transactions                                  (1,671,658)
Unrealized net depreciation of investments and on
translation of assets and liabilities in foreign currencies       (23,005,814)
                                                               --------------
NET ASSETS                                                       $ 98,495,533
                                                               ==============
Class A Shares:
Net asset value and redemption price per share (based
on net assets of $72,631,399 and 8,855,288 shares of
beneficial interest outstanding                                        $ 8.20
                                                                       ======
Maximum public offering price per share (based on a net asset
value per share of $8.20 divided by 0.96 for a 4% sales charge)        $ 8.54
                                                                       ======
Class B Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $10,776,094 and 1,353,844 shares of
beneficial interest outstanding)                                       $ 7.96
                                                                       ======
Institutional Class Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $15,088,040 and 1,805,468 shares of
beneficial interest outstanding)                                       $ 8.36
                                                                       ======



Statement of Operations
Year Ended October 31, 2001

INVESTMENT INCOME:
Income --
Dividend income (net of foreign taxes of $206,991)               $  1,591,999
Interest income                                                       219,682
                                                               --------------
Total income                                                        1,811,681
                                                               --------------
Expenses --
Investment advisory fee                                               956,747
Distribution and service plan fees:
Class A                                                               220,438
Class B                                                               119,183
Institutional Class                                                    25,209
Transfer agent services                                               705,760
Custodian fee                                                         134,006
Administrative personnel and services                                  23,380
Printing and postage                                                  181,041
Trust share registration costs                                         57,266
Auditing fees                                                           5,678
Legal fees                                                              1,423
Trustees' fees                                                          5,394
Miscellaneous                                                           3,768
                                                               --------------
Total expenses                                                      2,439,293
Expense reimbursement from investment advisor                        (222,966)
Fees paid indirectly                                                   (1,172)
                                                               --------------
Net expenses                                                        2,215,155
                                                               --------------
Net investment loss                                                  (403,474)
                                                               --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY:
Net realized loss on investment transactions                       (1,422,533)
Net realized loss on foreign currency transactions                    (94,178)
                                                               --------------
Net realized loss on investments and foreign
currency transactions                                              (1,516,711)
                                                               --------------
Net change in unrealized depreciation of investments              (35,670,391)
Net change in unrealized depreciation on translation
of assets and liabilities in foreign currencies                         1,797
                                                               --------------
Net change in unrealized depreciation of investments and on
translation of assets and liabilities in foreign currencies       (35,668,594)
                                                               --------------
Net loss on investments and foreign currency                      (37,185,305)
                                                               --------------
Net change in net assets resulting from operations               $(37,588,779)
                                                               ==============




Statement of Changes in Net Assets
Years ended October 31, 2001 and 2000
                                                                                   Year Ended         Year Ended
                                                                                   10/31/2001         10/31/2000
                                                                                 --------------    --------------
Net investment loss                                                                $   (403,474)    $    (733,126)
Net realized gain (loss) on investments and foreign currency                         (1,516,711)       11,527,145
Net change in unrealized appreciation or depreciation of investments
and on translation of assets and liabilities in foreign currencies                  (35,668,594)      (11,385,370)
                                                                                 --------------    --------------
Net change in net assets resulting from operations                                  (37,588,779)         (591,351)
                                                                                 --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains:
Class A                                                                              (8,323,682)       (2,747,599)
Class B                                                                              (1,062,212)         (266,194)
Institutional Class                                                                  (1,558,582)         (441,433)
                                                                                 --------------    --------------
Total distributions                                                                 (10,944,476)       (3,455,226)
                                                                                 --------------    --------------
NET TRUST SHARE TRANSACTIONS:
Class A                                                                               6,856,571        17,759,427
Class B                                                                               3,183,524         5,244,626
Institutional Class                                                                   6,187,636         2,015,022
                                                                                 --------------    --------------
Net increase in net assets resulting from trust share transactions                   16,227,731        25,019,075
                                                                                 --------------    --------------
Net change in net assets                                                            (32,305,524)       20,972,498

NET ASSETS:
Beginning of period                                                                 130,801,057       109,828,559
                                                                                 --------------    --------------
End of period                                                                       $98,495,533      $130,801,057
                                                                                 ==============    ==============

The accompanying notes are an integral part of the financial statements.




LUTHERAN BROTHERHOOD GROWTH FUND
Financial Statements

Statement of Assets and Liabilities
October 31, 2001

ASSETS:
Investments in securities, at value (cost, $49,865,696)          $ 35,329,364
Cash                                                                   10,380
Receivable for investment securities sold                             102,422
Receivable for trust shares sold                                        1,604
Dividend receivable                                                    13,425
                                                               --------------
Total assets                                                       35,457,195
                                                               --------------
LIABILITIES:
Payable for investment securities purchased                           107,075
Accrued expenses                                                       68,181
                                                               --------------
Total liabilities                                                     175,256
                                                               --------------
NET ASSETS                                                       $ 35,281,939
                                                               ==============
NET ASSETS CONSIST OF:
Paid-in capital                                                  $ 54,010,012
Accumulated net investment loss                                          (875)
Accumulated net realized loss from sale of investments             (4,190,866)
Unrealized net depreciation of investments                        (14,536,332)
                                                               --------------
NET ASSETS                                                       $ 35,281,939
                                                               ==============
Class A Shares:
Net asset value and redemption price per share (based
on net assets of $24,763,206 and 2,181,403 shares of
beneficial interest outstanding)                                       $11.35
                                                                       ======
Maximum public offering price per share (based on a net asset
value per share of $11.35 divided by 0.96 for a 4% sales charge)       $11.82
                                                                       ======
Class B Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $7,287,241 and 651,654 shares of
beneficial interest outstanding)                                       $11.18
                                                                       ======
Institutional Class Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $3,231,492 and 279,711 shares of
beneficial interest outstanding)                                       $11.55
                                                                       ======



Statement of Operations
Year Ended October 31, 2001

INVESTMENT INCOME:
Income --
Dividend income                                                  $    211,131
Interest income                                                       135,647
                                                               --------------
Total income                                                          346,778
                                                               --------------
Expenses --
Investment advisory fee                                               158,494
Distribution and service plan fees:
Class A                                                                65,774
Class B                                                                70,580
Institutional Class                                                     5,888
Transfer agent services                                               306,958
Custodian fee                                                          43,719
Administrative personnel and services                                   7,459
Printing and postage                                                   71,221
Trust share registration costs                                         58,059
Auditing fees                                                           5,139
Legal fees                                                                456
Trustees' fees                                                          5,839
Miscellaneous                                                           1,948
                                                               --------------
Total expenses                                                        801,534
Expense reimbursement from investment advisor                        (238,416)
Fees paid indirectly                                                   (1,322)
                                                               --------------
Net expenses                                                          561,796
                                                               --------------
Net investment loss                                                  (215,018)
                                                               --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investment transactions                       (3,883,589)
Net change in unrealized depreciation of investments              (14,350,139)
                                                               --------------
Net loss on investments                                           (18,233,728)
                                                               --------------
Net change in net assets resulting from operations               $(18,448,746)
                                                               ==============




Statement of Changes in Net Assets
Years ended October 31, 2001 and 2000
                                                                                   Year Ended         Year Ended
                                                                                   10/31/2001         10/31/2000
                                                                                 --------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss                                                               $    (215,018)    $    (127,312)
Net realized loss on investments                                                     (3,883,589)         (307,277)
Net change in unrealized appreciation or depreciation of investments                (14,350,139)         (182,063)
                                                                                 --------------    --------------
Net change in net assets resulting from operations                                  (18,448,746)         (616,652)
                                                                                 --------------    --------------
NET TRUST SHARE TRANSACTIONS:
Class A                                                                              10,072,212        27,552,595
Class B                                                                               4,001,914         5,896,195
Institutional Class                                                                     233,395         1,595,156
                                                                                 --------------    --------------
Net increase in net assets resulting from trust share transactions                   14,307,521        35,043,946
                                                                                 --------------    --------------
Net change in net assets                                                             (4,141,225)       34,427,294

NET ASSETS:
Beginning of period                                                                  39,423,164         4,995,870
                                                                                 --------------    --------------
End of period                                                                      $ 35,281,939     $  39,423,164
                                                                                 ==============    ==============

The accompanying notes are an integral part of the financial statements.




LUTHERAN BROTHERHOOD FUND
Financial Statements

Statement of Assets and Liabilities
October 31, 2001

ASSETS:
Investments in securities, at value (cost, $1,171,443,741)     $1,085,081,472
Cash                                                                   14,446
Receivable for investment securities sold                           3,034,603
Receivable for trust shares sold                                        3,048
Dividend receivable                                                   768,946
                                                               --------------
Total assets                                                    1,088,902,515
                                                               --------------
LIABILITIES:
Payable for investment securities purchased                         1,105,758
Accrued expenses                                                      453,499
                                                               --------------
Total liabilities                                                   1,559,257
                                                               --------------
NET ASSETS                                                     $1,087,343,258
                                                               ==============
NET ASSETS CONSIST OF:
Paid-in capital                                                $1,227,342,875
Undistributed net investment income                                 1,577,566
Accumulated net realized loss from sale of investments            (55,214,914)
Unrealized net depreciation of investments                        (86,362,269)
                                                               --------------
NET ASSETS                                                     $1,087,343,258
                                                               ==============
Class A Shares:
Net asset value and redemption price per share (based
on net assets of $976,119,960 and 50,555,029 shares of
beneficial interest outstanding)                                       $19.31
                                                                       ======
Maximum public offering price per share (based on a net asset
value per share of $19.31 divided by 0.96 for a 4% sales charge)       $20.11
                                                                       ======
Class B Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $71,463,547 and 3,794,551 shares of
beneficial interest outstanding)                                       $18.83
                                                                       ======
Institutional Class Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $39,759,751 and 2,052,043 shares of
beneficial interest outstanding)                                       $19.38
                                                                       ======



Statement of Operations
Year Ended October 31, 2001

INVESTMENT INCOME:
Income --
Dividend income                                                 $  12,002,880
Interest income                                                     2,598,343
                                                               --------------
Total income                                                       14,601,223
                                                               --------------
Expenses --
Investment advisory fee                                             4,670,454
Distribution and service plan fees:
Class A                                                             2,957,421
Class B                                                               784,852
Institutional Class                                                    68,047
Transfer agent services                                             3,190,137
Custodian fee                                                         239,423
Administrative personnel and services                                 261,364
Printing and postage                                                  804,195
Trust share registration costs                                         72,162
Auditing fees                                                          23,446
Legal fees                                                             15,382
Trustees' fees                                                         17,701
Miscellaneous                                                          27,471
                                                               --------------
Total expenses                                                     13,132,055
Expense reimbursement from investment advisor                        (125,160)
Fees paid indirectly                                                   (4,449)
                                                               --------------
Net expenses                                                       13,002,446
                                                               --------------
Net investment income                                               1,598,777
                                                               --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investment transactions                      (52,672,302)
Net change in unrealized depreciation of investments             (405,170,398)
                                                               --------------
Net loss on investments                                          (457,842,700)
                                                               --------------
Net change in net assets resulting from operations              $(456,243,923)
                                                               ==============




Statement of Changes in Net Assets
Years ended October 31, 2001 and 2000
                                                                                   Year Ended         Year Ended
                                                                                   10/31/2001         10/31/2000
                                                                                 --------------    --------------
Net investment income                                                            $    1,598,777    $    2,091,695
Net realized gain (loss) on investments                                             (52,672,302)       64,049,450
Net change in unrealized appreciation or depreciation of investments               (405,170,398)       12,171,018
                                                                                 --------------    --------------
Net change in net assets resulting from operations                                 (456,243,923)       78,312,163
                                                                                 --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A                                                                               (278,207)        (1,927,514)
Institutional Class                                                                    (50,778)          (196,360)
Net realized gains:
Class A                                                                            (51,289,089)      (202,250,802)
Class B                                                                             (3,183,537)        (9,392,745)
Institutional Class                                                                 (1,872,782)        (6,138,648)
                                                                                 --------------    --------------
Total distributions                                                                 (56,674,393)     (219,906,069)
                                                                                 --------------    --------------
NET TRUST SHARE TRANSACTIONS:
Class A                                                                              (7,069,364)      153,680,010
Class B                                                                              15,537,660        30,411,364
Institutional Class                                                                   5,369,423        12,950,046
                                                                                 --------------    --------------
Net increase in net assets resulting from trust share transactions                   13,837,719       197,041,420
                                                                                 --------------    --------------
Net change in net assets                                                           (499,080,597)       55,447,514

NET ASSETS:
Beginning of period                                                               1,586,423,855     1,530,976,341
                                                                                 --------------    --------------
End of period (including undistributed net investment income
of $1,577,566 and $417,774, respectively)                                        $1,087,343,258    $1,586,423,855
                                                                                 ==============    ==============

The accompanying notes are an integral part of the financial statements.




LUTHERAN BROTHERHOOD VALUE FUND
Financial Statements

Statement of Assets and Liabilities
October 31, 2001

ASSETS:
Investments in securities, at value (cost, $33,116,843)          $ 29,380,168
Cash                                                                   19,790
Receivable for trust shares sold                                        4,123
Dividend receivable                                                    27,997
                                                               --------------
Total assets                                                       29,432,078
                                                               --------------
LIABILITIES:
Payable for investment securities purchased                            19,281
Accrued expenses                                                       45,417
                                                               --------------
Total liabilities                                                      64,698
                                                               --------------
NET ASSETS                                                       $ 29,367,380
                                                               ==============
NET ASSETS CONSIST OF:
Paid-in capital                                                  $ 33,438,855
Undistributed net investment income                                    82,789
Accumulated net realized loss from sale of investments               (417,589)
Unrealized net depreciation of investments                         (3,736,675)
                                                               --------------
NET ASSETS                                                       $ 29,367,380
                                                               ==============
Class A Shares:
Net asset value and redemption price per share
(based on net assets of $20,590,161 and 1,593,245
shares of beneficial interest outstanding)                             $12.92
                                                                       ======
Maximum public offering price per share (based on a net asset
value per share of $12.92 divided by 0.96 for a 4% sales charge)       $13.46
                                                                       ======
Class B Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $5,340,046 and 418,335 shares of
beneficial interest outstanding)                                       $12.76
                                                                       ======
Institutional Class Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $3,437,173 and 263,205 shares of
beneficial interest outstanding)                                       $13.06
                                                                       ======



Statement of Operations
Year Ended October 31, 2001

INVESTMENT INCOME:
Income --
Dividend income                                                  $    358,720
Interest income                                                        81,901
                                                               --------------
Total income                                                          440,621
                                                               --------------
Expenses --
Investment advisory fee                                               105,746
Distribution and service plan fees:
Class A                                                                45,666
Class B                                                                45,417
Institutional Class                                                     5,443
Transfer agent services                                               147,441
Custodian fee                                                          41,048
Administrative personnel and services                                   5,287
Printing and postage                                                   35,755
Trust share registration costs                                         51,650
Auditing fees                                                           5,214
Legal fees                                                                942
Trustees' fees                                                          5,066
Miscellaneous                                                           1,644
                                                               --------------
Total expenses                                                        496,319
Expense reimbursement from investment advisor                        (164,059)
Fees paid indirectly                                                     (830)
                                                               --------------
Net expenses                                                          331,430
                                                               --------------
Net investment income                                                 109,191
                                                               --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investment transactions                         (306,951)
Net change in unrealized depreciation of investments               (5,019,590)
                                                               --------------
Net loss on investments                                            (5,326,541)
                                                               --------------
Net change in net assets resulting from operations               $ (5,217,350)
                                                               ==============




Statement of Changes in Net Assets
Years ended October 31, 2001 and 2000
                                                                                     Year Ended        Year Ended
                                                                                     10/31/2001        10/31/2000
                                                                                 --------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                                              $    109,191      $     38,130
Net realized loss on investments                                                       (306,951)         (110,638)
Net change in unrealized appreciation or depreciation of investments                 (5,019,590)        1,286,577
                                                                                 --------------    --------------
Net change in net assets resulting from operations                                   (5,217,350)        1,214,069
                                                                                 --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A                                                                                 (41,598)               --
Institutional Class                                                                     (23,251)               --
                                                                                 --------------    --------------
Total distributions                                                                     (64,849)               --
                                                                                 --------------    --------------
NET TRUST SHARE TRANSACTIONS:
Class A                                                                               9,104,861        13,393,061
Class B                                                                               2,574,928         2,529,667
Institutional Class                                                                     344,463           492,192
                                                                                 --------------    --------------
Net increase in net assets resulting from trust share transactions                   12,024,252        16,414,920
                                                                                 --------------    --------------
Net increase in net assets                                                            6,742,053        17,628,989

NET ASSETS:
Beginning of period                                                                  22,625,327         4,996,338
                                                                                 --------------    --------------
End of period (including undistributed net investment income
of $82,789 and $38,446, respectively)                                              $ 29,367,380      $ 22,625,327
                                                                                 ==============    ==============

The accompanying notes are an integral part of the financial statements.




LUTHERAN BROTHERHOOD HIGH YIELD FUND
Financial Statements

Statement of Assets and Liabilities
October 31, 2001

ASSETS:
Investments in securities, at value (cost, $936,217,005)       $  644,307,370
Cash                                                                2,130,294
Receivable for investment securities sold                             765,406
Receivable for trust shares sold                                        1,698
Interest and dividend receivable                                   16,492,000
Initial margin deposit on open futures contracts                       70,000
                                                               --------------
Total assets                                                      663,766,768
                                                               --------------
LIABILITIES:
Payable for investment securities purchased                         5,264,066
Accrued expenses                                                      265,671
Payable for variation margin                                           77,500
                                                               --------------
Total liabilities                                                   5,607,237
                                                               --------------
NET ASSETS                                                     $  658,159,531
                                                               ==============
NET ASSETS CONSIST OF:
Paid-in capital                                                $1,117,639,544
Accumulated distributions in excess of net investment income       (3,155,646)
Accumulated net realized loss from sale of investments           (164,205,045)
Unrealized net depreciation of investments                       (292,119,322)
                                                               --------------
NET ASSETS                                                     $  658,159,531
                                                               ==============
Class A Shares:
Net asset value and redemption price per share
(based on net assets of $607,850,524 and 116,439,036
shares of beneficial interest outstanding)                             $ 5.22
                                                                       ======
Maximum public offering price per share (based on a net asset
value per share of $5.22 divided by 0.96 for a 4% sales charge)         $ 5.44
                                                                       ======
Class B Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $37,848,565 and 7,254,482 shares of
beneficial interest outstanding)                                       $ 5.22
                                                                       ======
Institutional Class Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $12,460,442 and 2,385,585 shares of
beneficial interest outstanding)                                       $ 5.22
                                                                       ======



Statement of Operations
Year Ended October 31, 2001

INVESTMENT INCOME:
Income --
Interest income                                                 $  82,875,077
Dividend income                                                     7,639,039
                                                               --------------
Total income                                                       90,514,116
                                                               --------------
Expenses --
Investment advisory fee                                             2,761,759
Distribution and service plan fees:
Class A                                                             1,661,814
Class B                                                               384,360
Institutional Class                                                    21,726
Transfer agent services                                             1,637,324
Custodian fee                                                         218,098
Administrative personnel and services                                 143,529
Printing and postage                                                  405,870
Trust share registration costs                                         77,815
Auditing fees                                                          12,680
Legal fees                                                             63,045
Trustees' fees                                                         15,327
Miscellaneous                                                          17,861
                                                               --------------
Total expenses                                                      7,421,208
Expense reimbursement from investment advisor                         (61,543)
Fees paid indirectly                                                   (9,583)
                                                               --------------
Net expenses                                                        7,350,082
                                                               --------------
Net investment income                                              83,164,034
                                                               --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investment transactions                     (126,039,809)
Net realized loss on closed futures contracts                        (253,955)
                                                               --------------
Net realized loss on investments                                 (126,293,764)
Net change in unrealized depreciation of investments              (47,092,797)
                                                               --------------
Net loss on investments                                          (173,386,561)
                                                               --------------
Net change in net assets resulting from operations             $  (90,222,527)
                                                               ==============




Statement of Changes in Net Assets
Years ended October 31, 2001 and 2000
                                                                                     Year Ended        Year Ended
                                                                                     10/31/2001        10/31/2000
                                                                                 --------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                                              $ 83,164,034     $  96,923,042
Net realized loss on investments                                                   (126,293,764)      (16,786,966)
Net change in unrealized appreciation or depreciation of investments                (47,092,797)     (120,452,535)
                                                                                 --------------    --------------
Net change in net assets resulting from operations                                  (90,222,527)      (40,316,459)
                                                                                 --------------    --------------
DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income:
Class A                                                                             (85,982,142)      (84,905,336)
Class B                                                                              (4,658,753)       (3,819,737)
Institutional Class                                                                  (1,941,838)       (3,452,749)
                                                                                 --------------    --------------
Total distributions                                                                 (92,582,733)      (92,177,822)
                                                                                 --------------    --------------
NET TRUST SHARE TRANSACTIONS:
Class A                                                                              49,504,993        27,110,767
Class B                                                                               8,548,413        11,037,099
Institutional Class                                                                  (6,747,905)      (26,645,831)
                                                                                 --------------    --------------
Net increase in net assets resulting from trust share transactions                   51,305,501        11,502,035
                                                                                 --------------    --------------
Net change in net assets                                                           (131,499,759)     (120,992,246)

NET ASSETS:
Beginning of period                                                                 789,659,290       910,651,536
                                                                                 --------------    --------------
End of period (including undistributed net investment income
of $0 and $6,263,053, respectively)                                                $658,159,531     $ 789,659,290
                                                                                 ==============    ==============

The accompanying notes are an integral part of the financial statements.




LUTHERAN BROTHERHOOD INCOME FUND
Financial Statements

Statement of Assets and Liabilities
October 31, 2001

ASSETS:
Investments in securities, at value (cost, $842,052,283)         $859,405,448
Cash                                                                  122,748
Receivable for investment securities sold                          40,095,897
Receivable for trust shares sold                                        1,546
Interest receivable                                                 8,503,433
                                                               --------------
Total assets                                                      908,129,072
                                                               --------------
LIABILITIES:
Open options written, at value (premium received $338,508)            321,875
Payable for investment securities purchased                       185,206,363
Accrued expenses                                                      201,410
Payable for variation margin on open futures contracts                716,689
                                                               --------------
Total liabilities                                                 186,446,337
                                                               --------------
NET ASSETS                                                       $721,682,735
                                                               ==============
NET ASSETS CONSIST OF:
Paid-in capital                                                  $749,870,525
Undistributed net investment income                                   271,091
Accumulated net realized loss from sale of investments            (44,256,023)
Unrealized net appreciation of investments                         15,797,142
                                                               --------------
NET ASSETS                                                       $721,682,735
                                                               ==============
Class A Shares:
Net asset value and redemption price per share (based
on net assets of $657,296,408 and 75,423,492 shares
of beneficial interest outstanding)                                    $ 8.71
                                                                       ======
Maximum public offering price per share (based on a net asset
value per share of $8.71 divided by 0.96 for a 4% sales charge)         $ 9.07
                                                                       ======
Class B Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $25,323,531 and 2,911,937 shares of
beneficial interest outstanding)                                       $ 8.70
                                                                       ======
Institutional Class Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $39,062,796 and 4,485,030 shares of
beneficial interest outstanding)                                       $ 8.71
                                                                       ======





Statement of Operations
Year Ended October 31, 2001

INVESTMENT INCOME:
Income --
Interest income                                                  $ 44,534,224
Dividend income                                                       239,350
                                                               --------------
Total income                                                       44,773,574
                                                               --------------
Expenses --
Investment advisory fee                                             2,367,388
Distribution and service plan fees:
Class A                                                             1,576,619
Class B                                                               203,318
Institutional Class                                                    58,479
Transfer agent services                                             1,214,535
Custodian fee                                                         168,119
Administrative personnel and services                                 137,993
Printing and postage                                                  305,002
Trust share registration costs                                         65,162
Auditing fees                                                           9,699
Legal fees                                                              6,205
Trustees' fees                                                         15,327
Miscellaneous                                                          13,890
                                                               --------------
Total expenses                                                      6,141,736
Expense reimbursement from investment advisor                        (344,983)
Fees paid indirectly                                                   (5,315)
                                                               --------------
Net expenses                                                        5,791,438
                                                               --------------
Net investment income                                              38,982,136
                                                               --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investment transactions                       23,398,294
Net realized gain on closed or expired option
contracts written                                                     103,821
Net realized loss on closed futures contracts                      (1,750,175)
                                                               --------------
Net realized gain on investments                                   21,751,940
Net change in unrealized appreciation of investments               24,628,661
                                                               --------------
Net gain on investments                                            46,380,601
                                                               --------------
Net increase in net assets resulting from operations             $ 85,362,737
                                                               ==============




Statement of Changes in Net Assets
Years ended October 31, 2001 and 2000
                                                                                     Year Ended        Year Ended
                                                                                     10/31/2001        10/31/2000
                                                                                 --------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                                              $ 38,982,136      $ 43,974,409
Net realized gain (loss) on investments                                              21,751,940       (20,639,366)
Net change in unrealized appreciation or depreciation of investments                 24,628,661        15,964,868
                                                                                 --------------    --------------
Net increase in net assets resulting from operations                                 85,362,737        39,299,911
                                                                                 --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A                                                                             (38,833,593)      (39,360,945)
Class B                                                                              (1,093,682)         (848,154)
Institutional Class                                                                  (2,504,665)       (2,312,509)
                                                                                 --------------    --------------
Total distributions                                                                 (42,431,940)      (42,521,608)
                                                                                 --------------    --------------
NET TRUST SHARE TRANSACTIONS:
Class A                                                                               7,010,541       (65,370,455)
Class B                                                                               7,374,847         2,085,216
Institutional Class                                                                  (1,678,154)        6,668,539
                                                                                 --------------    --------------
Net change in net assets resulting from trust share transactions                     12,707,234       (56,616,700)
                                                                                 --------------    --------------
Net change in net assets                                                             55,638,031       (59,838,397)

NET ASSETS:
Beginning of period                                                                 666,044,704       725,883,101
                                                                                 --------------    --------------
End of period (including undistributed net investment income
of $271,091 and $3,720,895, respectively)                                          $721,682,735      $666,044,704
                                                                                 ==============    ==============

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD MUNICIPAL BOND FUND
Financial Statements

Statement of Assets and Liabilities
October 31, 2001

ASSETS:
Investments in securities, at value (cost, $549,406,604)         $619,249,525
Cash                                                                   14,337
Interest receivable                                                 8,713,642
                                                               --------------
Total assets                                                      627,977,504
                                                               --------------
LIABILITIES:
Payable for investment securities purchased                           510,684
Accrued expenses                                                       98,965
                                                               --------------
Total liabilities                                                     609,649
                                                               --------------
NET ASSETS                                                       $627,367,855
                                                               ==============
NET ASSETS CONSIST OF:
Paid-in capital                                                  $558,386,603
Undistributed net investment income                                   945,493
Accumulated net realized loss from sale of investments             (1,807,162)
Unrealized net appreciation of investments                         69,842,921
                                                               --------------
NET ASSETS                                                       $627,367,855
                                                               ==============
Class A Shares:
Net asset value and redemption price per share
(based on net assets of $609,474,656 and 66,732,628
shares of beneficial interest outstanding)                             $ 9.13
                                                                       ======
Maximum public offering price per share (based on a net asset
value per share of $9.13 divided by 0.96 for a 4% sales charge)         $ 9.51
                                                                       ======
Class B Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $15,298,899 and 1,679,257 shares of
beneficial interest outstanding)                                       $ 9.11
                                                                       ======
Institutional Class Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $2,594,300 and 284,117 shares of
beneficial interest outstanding)                                       $ 9.13
                                                                       ======



Statement of Operations
Year Ended October 31, 2001

INVESTMENT INCOME:
Income --
Interest income                                                  $ 33,523,203
                                                               --------------
Expenses --
Investment advisory fee                                             1,929,286
Distribution and service plan fees:
Class A                                                             1,456,346
Class B                                                               118,178
Institutional Class                                                     4,523
Transfer agent services                                               445,755
Custodian fee                                                         163,598
Administrative personnel and services                                 119,474
Printing and postage                                                  120,611
Trust share registration costs                                         63,750
Auditing fees                                                           8,109
Legal fees                                                              6,565
Trustees' fees                                                         15,329
Miscellaneous                                                          12,465
                                                               --------------
Total expenses                                                      4,463,989
Expense reimbursement from investment advisor                         (48,229)
Fees paid indirectly                                                   (4,957)
                                                               --------------
Net expenses                                                        4,410,803
                                                               --------------
Net investment income                                              29,112,400
                                                               --------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investment transactions                          188,993
Net change in unrealized appreciation of investments               31,999,165
                                                               --------------
Net gain on investments                                            32,188,158
                                                               --------------
Net increase in net assets resulting from operations             $ 61,300,558
                                                               ==============




Statement of Changes in Net Assets
Years ended October 31, 2001 and 2000
                                                                                   Year Ended         Year Ended
                                                                                   10/31/2001         10/31/2000
                                                                                 --------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                                              $ 29,112,400      $ 29,533,368
Net realized gain on investments                                                        188,993         1,123,834
Net change in unrealized appreciation or depreciation of investments                 31,999,165        13,574,637
                                                                                 --------------    --------------
Net increase in net assets resulting from operations                                 61,300,558        44,231,839
                                                                                 --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A                                                                             (28,801,860)      (29,045,324)
Class B                                                                                (499,584)         (402,332)
Institutional Class                                                                    (152,458)         (188,279)
                                                                                 --------------    --------------
Total distributions                                                                 (29,453,902)      (29,635,935)
                                                                                 --------------    --------------
NET TRUST SHARE TRANSACTIONS:
Class A                                                                              19,008,272       (25,505,451)
Class B                                                                               4,959,399         1,029,482
Institutional Class                                                                    (802,878)       (1,153,390)
                                                                                 --------------    --------------
Net change in net assets resulting from trust share transactions                     23,164,793       (25,629,359)
                                                                                 --------------    --------------
Net change in net assets                                                             55,011,449       (11,033,455)

NET ASSETS:
Beginning of period                                                                 572,356,406       583,389,861
                                                                                 --------------    --------------
End of period (including undistributed net investment income
of $945,493 and $1,286,995, respectively)                                          $627,367,855      $572,356,406
                                                                                 ==============    ==============

The accompanying notes are an integral part of the financial statements.




LUTHERAN BROTHERHOOD LIMITED MATURITY BOND FUND
Financial Statements

Statement of Assets and Liabilities
October 31, 2001

ASSETS:
Investments in securities, at value (cost, $77,584,296)          $ 78,693,335
Cash                                                                  164,400
Receivable for investment securities sold                          12,780,583
Receivable for trust shares sold                                        2,500
Interest receivable                                                   729,033
                                                               --------------
Total assets                                                       92,369,851
                                                               --------------
LIABILITIES:
Payable for investment securities purchased                        36,298,795
Dividends payable                                                      73,759
Accrued expenses                                                       30,936
                                                               --------------
Total liabilities                                                  36,403,490
                                                               --------------
NET ASSETS                                                       $ 55,966,361
                                                               ==============
NET ASSETS CONSIST OF:
Paid-in capital                                                  $ 53,699,066
Accumulated net realized gain from sale of investments              1,158,256
Unrealized net appreciation of investments                          1,109,039
                                                               --------------
NET ASSETS                                                        $55,966,361
                                                               ==============
Class A Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $39,059,367 and 2,973,348 shares of
beneficial interest outstanding)                                       $13.14
                                                                       ======
Class B Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $5,386,217 and 410,006 shares of
beneficial interest outstanding)                                       $13.14
                                                                       ======
Institutional Class Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $11,520,777 and 876,967 shares of
 beneficial interest outstanding)                                      $13.14
                                                                       ======



Statement of Operations
Year Ended October 31, 2001

INVESTMENT INCOME:
Income --
Interest income                                                  $  2,379,373
Dividend income                                                        18,306
                                                               --------------
Total income                                                        2,397,679
                                                               --------------
Expenses --
Investment advisory fee                                               123,457
Service plan fees:
Class A                                                                62,625
Class B                                                                12,947
Institutional Class                                                    16,385
Transfer agent services                                                61,992
Custodian fee                                                          41,145
Administrative personnel and services                                   8,230
Printing and postage                                                   14,990
Trust share registration costs                                         57,479
Auditing fees                                                           5,110
Legal fees                                                                365
Trustees' fees                                                          5,839
Miscellaneous                                                           2,435
                                                               --------------
Total expenses                                                        412,999
Expense reimbursement from investment advisor                        (112,159)
Fees paid indirectly                                                     (714)
                                                               --------------
Net expenses                                                          300,126
                                                               --------------
Net investment income                                               2,097,553
                                                               --------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investment transactions                        1,158,257
Net change in unrealized appreciation of investments                1,342,413
                                                               --------------
Net gain on investments                                             2,500,670
                                                               --------------
Net increase in net assets resulting from operations             $  4,598,223
                                                               ==============




Statement of Changes in Net Assets
Years ended October 31, 2001 and 2000
                                                                                   Year Ended         Year Ended
                                                                                   10/31/2001         10/31/2000
                                                                                 --------------    --------------
Net investment income                                                              $  2,097,553      $  1,572,020
Net realized gain on investments                                                      1,158,257           125,851
Net change in unrealized appreciation or depreciation of investments                  1,342,413          (280,171)
                                                                                 --------------    --------------
Net increase in net assets resulting from operations                                  4,598,223         1,417,700
                                                                                 --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A                                                                              (1,239,916)         (666,878)
Class B                                                                                (265,386)         (288,348)
Institutional Class                                                                    (592,251)         (616,794)
Net realized gains:
Class A                                                                                 (66,624)               --
Class B                                                                                 (19,083)               --
Institutional Class                                                                     (40,145)               --
                                                                                 --------------    --------------
Total distributions                                                                  (2,223,405)       (1,572,020)
                                                                                 --------------    --------------
NET TRUST SHARE TRANSACTIONS:
Class A                                                                              21,045,567        11,559,254
Class B                                                                                  73,926            53,444
Institutional Class                                                                     343,727           623,148
                                                                                 --------------    --------------
Net increase in net assets resulting from trust share transactions                   21,463,220        12,235,846
                                                                                 --------------    --------------
Net increase in net assets                                                           23,838,038        12,081,526

NET ASSETS:
Beginning of period                                                                  32,128,323        20,046,797
                                                                                 --------------    --------------
End of period                                                                      $ 55,966,361      $ 32,128,323
                                                                                 ==============    ==============

The accompanying notes are an integral part of the financial statements.




Lutheran Brotherhood Money Market Fund
Financial Statements

Statement of Assets and Liabilities
October 31, 2001

ASSETS:
Investments in securities, at amortized cost and value           $747,683,234
Cash                                                                3,665,328
Receivable for trust shares sold                                       33,660
Interest receivable                                                   945,326
                                                               --------------
Total assets                                                      752,327,548
                                                               --------------
LIABILITIES:
Dividends payable                                                      22,667
Accrued expenses                                                      337,056
                                                               --------------
Total liabilities                                                     359,723
                                                               --------------
NET ASSETS                                                       $751,967,825
                                                               ==============
NET ASSETS CONSIST OF:
Paid-in capital                                                  $751,967,825
                                                               ==============
Class A Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $713,372,545 and 713,372,545 shares of
beneficial interest outstanding)                                       $ 1.00
                                                                       ======
Class B Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $1,022,516 and 1,022,516 shares of
beneficial interest outstanding)                                       $ 1.00
                                                                       ======
Institutional Class Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $37,572,764 and 37,572,764 shares of
beneficial interest outstanding)                                       $ 1.00
                                                                       ======



Statement of Operations
Year Ended October 31, 2001

INVESTMENT INCOME:
Income --
Interest income                                                  $ 36,023,282
                                                               --------------
Expenses --
Investment advisory fee                                             1,755,459
Service plan fees:
Class A                                                             1,707,140
Class B                                                                 1,545
Institutional Class                                                    61,762
Transfer agent services                                             1,988,894
Custodian fee                                                         466,263
Administrative personnel and services                                 144,930
Printing and postage                                                  694,801
Trust share registration costs                                        127,022
Auditing fees                                                           9,427
Legal fees                                                              7,840
Trustees' fees                                                         15,329
Miscellaneous                                                          11,311
                                                               --------------
Total expenses                                                      6,991,723
Expense reimbursement from investment advisor                        (262,659)
Fees paid indirectly                                                   (4,124)
                                                               --------------
Net expenses                                                        6,724,940
                                                               --------------
Net investment income                                            $ 29,298,342
                                                               ==============




Statement of Changes in Net Assets
Years ended October 31, 2001 and 2000
                                                                                   Year Ended         Year Ended
                                                                                   10/31/2001         10/31/2000
                                                                                 --------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                                              $ 29,298,342      $ 35,066,542
                                                                                 --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A                                                                             (27,429,690)      (32,324,134)
Class B                                                                                 (22,670)          (16,705)
Institutional Class                                                                  (1,845,982)       (2,725,703)
                                                                                 --------------    --------------
Total distributions                                                                 (29,298,342)      (35,066,542)
                                                                                 --------------    --------------
NET TRUST SHARE TRANSACTIONS:
Class A                                                                              78,651,852        54,582,694
Class B                                                                                 713,617            45,820
Institutional Class                                                                  (4,545,786)       (8,951,045)
                                                                                 --------------    --------------
Net increase in net assets resulting from trust share transactions                   74,819,683        45,677,469
                                                                                 --------------    --------------
Net increase in net assets                                                           74,819,683        45,677,469

NET ASSETS:
Beginning of period                                                                 677,148,142       631,470,673
                                                                                 --------------    --------------
End of period                                                                      $751,967,825      $677,148,142
                                                                                 ==============    ==============

The accompanying notes are an integral part of the financial statements.



THE LUTHERAN BROTHERHOOD FAMILY OF FUNDS
Notes to Financial Statements
October 31, 2001

(1) ORGANIZATION

The Lutheran Brotherhood Family of Funds (the "Trust") is a Delaware business trust and a diversified, open-end investment company registered under the Investment Company Act of 1940. The Trust is divided into eleven series (the "Fund(s)"), each with its own investment objective and policies. The eleven Funds of the Trust are: Lutheran Brotherhood Opportunity Growth Fund, Lutheran Brotherhood Mid Cap Growth Fund, Lutheran Brotherhood World Growth Fund, Lutheran Brotherhood Growth Fund, Lutheran Brotherhood Fund, Lutheran Brotherhood Value Fund, Lutheran Brotherhood High Yield Fund, Lutheran Brotherhood Income Fund, Lutheran Brotherhood Municipal Bond Fund, Lutheran Brotherhood Limited Maturity Bond Fund, and Lutheran Brotherhood Money Market Fund. Each Fund is authorized to offer three classes of shares: Class A, Class B and Institutional Class. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All three classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

(2) SIGNIFICANT ACCOUNTING POLICIES

Investment Security Valuations

Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the last quoted sales price at the close of each business day. Over-the-counter securities and listed securities for which no price is readily available are valued at prices within the range of the current bid and asked prices considered best to represent the value in the circumstances, based on quotes that are obtained from an independent pricing service approved by the Board of Trustees. The pricing service, in determining values of securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange listed options and futures contracts are valued at the last quoted sales price. For all Funds other than the Money Market Fund, short-term securities with maturities of 60 days or less are valued at amortized cost; those with maturities greater than 60 days are valued at the mean between bid and asked prices. Short-term securities held by the Money Market Fund are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium. The Money Market Fund follows procedures necessary to maintain a constant net asset value of $1.00 per share. All other securities for which market values are not readily available are appraised at fair value as determined in good faith by or under the direction of the Board of Trustees.

Foreign Currency Translations

The accounting records of each Fund are maintained in U.S. dollars. Securities and other assets and liabilities of the LB World Growth Fund that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The World Growth Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Federal Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all of its taxable income on a timely basis. It is also the intention of the Funds to distribute an amount sufficient to avoid imposition of any federal excise tax. Each Fund is treated as a separate taxable entity for federal income tax purposes.

Securities Transactions, Investment Income and Expenses

Securities transactions are accounted for on trade date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

Interest income is accrued daily and is determined on the basis of interest or discount earned on any short-term investments and interest earned on all other debt securities, including accrual of original issue discount and amortization of premium. Interest earned on debt securities also includes accrual of market discount for the Opportunity Growth, Mid Cap Growth, World Growth, Growth, LB Fund, Value, High Yield, Income and Limited Maturity Bond Funds. Market discount, if any, is recognized for book and tax purposes when bonds are sold for the Municipal Bond Fund. Dividend income is recorded on the ex-dividend date. For payment-in-kind securities, income is recorded on the ex-dividend date in the amount of the value received.

Estimated expenses are accrued daily. Each Fund is charged for the operating expenses that are directly attributable to it. Common expenses of the Trust are either shared equally or allocated among the Funds based on the relative net assets of each Fund to the combined net assets, or via other allocation methodologies.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Distributions to Shareholders

Dividends from net investment income, if available, are declared and paid annually for the Opportunity Growth, Mid Cap Growth, World Growth, Growth, LB Fund, and Value Funds, declared and paid monthly for the High Yield, Income and Municipal Bond Funds, and declared daily and paid monthly for the Limited Maturity Bond and Money Market Funds. Daily dividends for the LB Money Market Fund also include any short-term net realized gains or losses on the sale of securities. Net realized gains from securities transactions, if any, are distributed at least annually for all Funds, after the close of the fiscal year. Dividends and capital gain distributions to shareholders are recorded on the ex-dividend date.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or net realized gains were recorded by the Fund.

It is the policy of the Fund to reclassify the net effect of permanent differences between book and taxable income to trust capital accounts on the statements of assets and liabilities. As a result of permanent book-to-tax differences for the year ended October 31, 2001, accumulated net realized gain or loss from the sale of investments was increased by $83,214 for the LB World Growth Fund. Undistributed net investment income was increased (decreased) by $2,033,147, $1,404,600, $402,872,
$214,143, and ($110,000), respectively, for the LB Opportunity Growth Fund, LB Mid Cap Growth Fund, LB World Growth Fund, LB Growth Fund, and LB Fund. Trust capital was increased (decreased) by ($2,033,147), ($1,404,600), ($486,086), ($214,143), and $110,000, respectively, for the LB Opportunity Growth Fund, LB Mid Cap Growth Fund, LB World Growth Fund, LB Growth Fund, and LB Fund. These reclassifications have no effect on net assets, net asset value per share, the change in net assets resulting from operations, or on the amount of income available for distribution to shareholders.

Options, Financial Futures and
Forward Foreign Currency Contracts

All Funds except the Money Market Fund may buy put and call options, write covered call options and buy and sell futures contracts. The Funds intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The World Growth Fund may also enter into options and futures contracts on foreign currencies and forward foreign currency contracts to protect against adverse foreign exchange rate fluctuation.

Option contracts are valued daily and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

Upon entering into a futures contract, the Fund is required to deposit initial margin, either cash or securities in an amount equal to a certain percentage of the contract value. Subsequent variation margin payments are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund realizes a gain or loss when the contract is closed or expires.

Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed.

Dollar Roll Transactions

Certain of the Funds enter into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Funds sell mortgage securities and simultaneously agree to repurchase similar (same type, coupon and maturity) securities at a later date at an agreed upon price. During the period between the sale and repurchase, the Funds forego principal and interest paid on the mortgage securities sold. The Funds are compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Funds to "roll over" their purchase commitments. The Income and Limited Maturity Bond Funds earned $1,340,540 and $115,781, respectively, from such fees for the year ended October 31, 2001.

Organization Costs

Organization costs incurred prior to June 30, 1998, in connection with the start up and initial registration of the Funds are capitalized and amortized over a period of 60 months from the date of commencement. If any initial shares are redeemed during the amortization period, the redemption proceeds will be reduced by a pro-rata portion of the unamortized balance at the time of redemption, in the same proportion that the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

When-Issued and Delayed Delivery Transactions

The Funds may engage in when-issued or delayed delivery transactions. To the extent that a Fund engages in such transactions, it will do so for the purpose of acquiring securities consistent with its investment objectives and policies and not for the purpose of investment leverage or to speculate on interest rate changes. On the trade date, assets of the Fund are segregated on the Fund's records in a dollar amount sufficient to make payment for the securities to be purchased. Income is not accrued until settlement date.

Fees Paid Indirectly

Certain of the Funds have a deposit arrangement with the custodian whereby interest earned on uninvested cash balances is used to pay a portion of custodian fees. This deposit arrangement is an alternative to overnight investments.

Accounting Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(3) FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fees

Each Fund pays Lutheran Brotherhood Research Corp. (LB Research), the Trust's investment advisor, a fee for its advisory services. The fees are accrued daily and paid monthly. The fees are based on the following rates of average daily net assets.

LB Opportunity Growth Fund
-------------------------------------------------------
First $100 million                                0.50%
Next $150 million                                 0.40%
Next $250 million                                 0.35%
Next $500 million                                 0.30%
Over $1 billion                                   0.25%

LB Mid Cap Growth Fund
-------------------------------------------------------
First $100 million                                0.45%
Next $150 million                                 0.40%
Next $250 million                                 0.35%
Next $500 million                                 0.30%
Over $1 billion                                   0.25%

LB World Growth Fund
-------------------------------------------------------
First $20 million                                 1.00%
Next $30 million                                  0.85%
Over $50 million                                  0.75%

LB Growth Fund
-------------------------------------------------------
First $500 million                               0.425%
Next $500 million                                0.375%
Over $1 billion                                  0.325%

LB Fund, LB Value Fund &
LB High Yield Fund
-------------------------------------------------------
First $500 million                                0.40%
Next $500 million                                 0.35%
Over $1 billion                                   0.30%

LB Income Fund
-------------------------------------------------------
First $500 million                                0.35%
Next $500 million                                0.325%
Over $1 billion                                   0.30%

LB Municipal Bond Fund
-------------------------------------------------------
First $500 million                               0.325%
Next $500 million                               0.3125%
Over $1 billion                                   0.30%

LB Limited Maturity Bond Fund
-------------------------------------------------------
First $500 million                                0.30%
Next $500 million                                0.275%
Over $1 billion                                   0.25%

LB Money Market Fund
-------------------------------------------------------
First $500 million                                0.25%
Next $500 million                                0.225%
Next $500 million                                 0.20%
Next $500 million                                0.175%
Over $2 billion                                   0.15%

Effective January 1, 2001, LB Research has voluntarily agreed to waive its advisory fee and, if necessary, to bear certain expenses associated with operating the Funds at the following annual rates of average daily net assets: 35 basis points (0.35%) for the LB Mid Cap Growth Fund, 65 basis points (0.65%) for the LB Growth and LB Value Funds, 30 basis points (0.30%) for the LB Limited Maturity Bond Fund and 5 basis points (0.05%) for the LB Income Fund. Additional information on the waivers that were in effect prior to January 1, 2001 can be found in the Notes to the Financial Highlights presented in the prospectus.

LB Research has voluntarily agreed to limit its advisory fee for the LB World Growth Fund to a flat rate of 0.75% of average daily net assets for the fiscal year ended October 31, 2001. Effective January 1, 2001, LB Research has also voluntarily agreed to waive an additional 0.15% of average daily net assets from the advisory fees payable by the LB World Growth Fund. These voluntary partial waivers of advisory fees and other expenses may be discontinued at any time.

LB Research has voluntarily agreed to waive its advisory fee and, if necessary, to bear certain expenses associated with operating the LB Money Market Fund in order to limit the Fund's total operating expenses for Class A shares and Class B shares to an annual rate of 0.95% of the average daily net assets of the relevant class and to waive the same percentage of advisory and other expenses for Institutional Class shares.

LB Research pays T. Rowe Price International an annual sub-advisory fee for the performance of sub-advisory services for the LB World Growth Fund. The fee payable is equal to 0.45% of the Fund's average daily net assets. The total amount paid by LB Research to T. Rowe Price International under the investment sub-advisory contract for year ended October 31, 2001 was $525,783.

Lutheran Brotherhood, the indirect parent company of LB Research, has entered into an agreement with Aid Association for Lutherans (AAL) under which Lutheran Brotherhood will merge with and into AAL. The merger is subject to approval from government agencies and is expected to close on approximately January 1, 2002. Upon completion of the merger, LB Research will become a wholly-owned subsidiary of the merged organization and will continue to serve as the investment advisor to each Fund.

Distribution and Shareholder Servicing Plans

The Trust has adopted a Distribution Plan (the "12b-1 Plan") under Rule 12b-1 of the 1940 Act with respect to the Class B shares of each Fund except for the Limited Maturity Bond and Money Market Funds. Under the 12b-1 Plan, each Fund pays Lutheran Brotherhood Securities Corp. (LB Securities) an annual fee of 0.75% of the average daily net assets of its Class B shares. The fees collected under the 12b-1 Plan are used by LB Securities to finance activities primarily intended to result in the sale of Class B shares of the Fund. For the year ended October 31, 2001, LB Securities received aggregate 12b-1 fees of $1,645,154 from the Trust.

In addition, the Trust has adopted shareholder-servicing plans for each of the Funds (the "Shareholder Servicing Plans"). Pursuant to the Shareholder Servicing Plans, Class A and Class B shares pay LB Securities an annual fee of 0.25% of the average daily net assets and Institutional Class shares pay LB Securities an annual fee of 0.15% of the average daily net assets. Payments under the Shareholder Servicing Plans are used to finance various shareholder-servicing activities. For the year ended October 31, 2001, LB Securities received aggregate shareholder servicing fees of $11,402,593 from the Trust.

Sales Charges and Other Fees

For the year ended October 31, 2001, LB Securities, the Trust's distributor, received $463,818 of aggregate underwriting concessions from sales of Class A shares. LB Securities also received $320,688 of aggregate contingent deferred sales charges from redemption of Class B shares for the year ended October 31, 2001. Sales charges are not an expense of the Trust and are not reflected in the financial statements of any of the Funds.

LB Securities also received fees pursuant to an agreement to provide certain administrative personnel and services to the Funds. For the year ended October 31, 2001, LB Securities received aggregate fees for administrative personnel and services of $927,749 from the LB Family of Funds.

In addition, LB Securities provides the Funds with transfer agent services pursuant to an agreement. For the year ended October 31, 2001, LB Securities received aggregate fees for transfer agent services of $12,061,897 from the LB Family of Funds.

The Funds have adopted a trustee fee deferral plan that allows the Trustees to defer the receipt of all or a portion of their Trustee Fees. The deferred fees remain in the fund and are invested within the Lutheran Brotherhood Family of Funds until distribution in accordance with the plan.

Certain officers and non-independent trustees of the Fund are officers and directors of LB Research and LB Securities; however, they receive no compensation from the Funds.

(4) DISTRIBUTIONS FROM CAPITAL GAINS

During the year ended October 31, 2001, distributions from net realized capital gains of $17,588,269, $14,172,924, $10,944,476, $56,345,408 and
$125,852, were paid by the LB Opportunity Growth Fund, LB Mid Cap Growth Fund, LB World Growth Fund, LB Fund and LB Limited Maturity Bond Fund, respectively. These distributions related to net capital gains realized during the prior fiscal year ended October 31, 2000.

(5) CAPITAL LOSS CARRYOVER

During the fiscal year ended October 31, 2001, the LB Income Fund utilized $21,996,595 of its capital loss carryover and the LB Municipal Bond Fund utilized $173,232 of its capital loss carryover against net realized capital gains. At October 31, 2001, the following Funds had accumulated net realized capital loss carryovers expiring as follows:

                              Opportunity       Mid Cap         World
Expiration                         Growth        Growth        Growth
Year                                 Fund          Fund          Fund
------------                 ------------  ------------  ------------
2009                          $32,398,469   $11,463,008    $1,222,667
                             ============  ============  ============

Expiration                         Growth            LB         Value
Year                                 Fund          Fund          Fund
------------                 ------------  ------------  ------------
2008                           $  176,010   $        --      $ 83,605
2009                            3,507,522    52,137,884       228,777
                             ------------  ------------  ------------
                               $3,683,532   $52,137,884      $312,382
                             ============  ============  ============

                                     High                   Municipal
Expiration                          Yield        Income          Bond
Year                                 Fund          Fund          Fund
------------                 ------------  ------------  ------------
2002                          $        --   $ 6,295,510      $504,338
2003                                   --            --       134,719
2004                                   --     8,472,280            --
2007                           18,998,975     8,150,657       150,559
2008                           15,133,980    20,967,792            --
2009                          125,418,014            --            --
                             ------------  ------------  ------------
                             $159,550,969   $43,886,239      $789,616
                             ============  ============  ============

To the extent these Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers. Temporary timing differences of $1,261,871, $1,130,115, $448,991,
$507,334, $3,077,030, $105,207, $4,654,075, $369,783 and $1,017,546
existed between net realized capital gains or losses for financial statement and tax purposes as of October 31, 2001 for the LB Opportunity Growth Fund, LB Mid Cap Growth Fund, LB World Growth Fund, LB Growth Fund, LB Fund, LB Value Fund, LB High Yield Fund, LB Income Fund, and LB Municipal Bond Fund, respectively. These differences are due primarily to deferral of capital losses for tax purposes. A temporary timing difference of $5,286,708 existed between net investment income for financial statement and tax purposes as of October 31, 2001 for the LB High Yield Fund. This difference is due to timing of income recognition for certain defaulted debt securities for tax purposes.

(6) SHAREHOLDER NOTIFICATION OF
FEDERAL INCOME TAX STATUS

The LB Fund designates 100% of the dividends declared from net investment income as dividends qualifying for the 70% corporate dividends received deduction and the LB Municipal Bond Fund designates 100% of the dividends declared from net investment income as exempt from federal income tax for the year ended October 31, 2001.

(7) INVESTMENT TRANSACTIONS

Purchases and Sales of Investment Securities

For the year ended October 31, 2001, the cost of purchases and the proceeds from sales of investment securities other than U.S. Government and short-term securities were as follows:

Fund (amounts in thousands)                  Purchases         Sales
---------------------------------------------------------------------
LB Opportunity Growth Fund                    $251,318      $249,835
LB Mid Cap Growth Fund                         248,215       212,955
LB World Growth Fund                            38,656        32,985
LB Growth Fund                                  17,146         4,573
LB Fund                                        262,591       303,674
LB Value Fund                                   19,652         8,510
LB High Yield Fund                             486,822       437,775
LB Income Fund                                 635,444       825,498
LB Municipal Bond Fund                          43,985        29,163
LB Limited Maturity Bond Fund                   46,350        76,642

Purchases and sales of U.S. Government securities were:

Fund (amounts in thousands)                  Purchases         Sales
---------------------------------------------------------------------
LB Growth Fund                                $    507      $    225
LB Fund                                          6,068         5,979
LB Value Fund                                      350           208
LB Income Fund                                 475,234       420,828
LB Limited Maturity Bond Fund                   46,293        14,227

Investments in Restricted Securities

The High Yield Fund owns restricted securities that were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. The aggregate value of restricted securities was $807,956 at October 31, 2001, which represented 0.123% of the net assets of the High Yield Fund.

Investments in High Yielding Securities

The High Yield Fund invests primarily in high yielding fixed income securities. The Income Fund may also invest in high-yielding securities. These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

Investments in Options and Futures Contracts

The movement in the price of the instrument underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Fund's hedging strategy unsuccessful and could result in a loss to the Fund. In the event that a liquid secondary market would not exist, the Fund could be prevented from entering into a closing transaction, which could result in additional losses to the Fund.

Open Option Contracts

he number of contracts and premium amounts associated with call option contracts written during the year ended October 31, 2001, were as follows:

                                                  Income Fund
                                          ---------------------------
                                            Number of       Premium
                                            Contracts        Amount
                                         ------------  ------------
Balance at  October 31, 2000                       --            --
Opened                                          2,850    $1,392,794
Closed                                         (1,790)     (808,234)
Expired                                          (580)     (111,829)
Exercised                                        (280)     (134,223)
                                         ------------  ------------
Balance at October 31, 2001                       200    $  338,508
                                         ============  ============

Foreign Denominated Investments

The LB World Growth Fund invests primarily in foreign denominated stocks. Foreign denominated assets and currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk, and market risk. The Fund may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(8) LINE OF CREDIT

The Lutheran Brotherhood Family of Funds, along with the LB Series Fund, Inc., are parties to an unsecured $50 million bank line of credit agreement with State Street Bank and Trust Company. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The Funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. The Funds did not borrow against the line during the year ended October 31, 2001.

(9) FINANCIAL HIGHLIGHTS

"Financial Highlights" showing per share data and selected information is presented in the prospectus.

(10) SHARES OF BENEFICIAL INTEREST

The Master Trust Agreement permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest ($0.001 par value) of all of the Funds. Transactions in Fund shares were as follows:


LB Opportunity Growth Fund:
                                                     Class A                       Class B                Institutional Class
                                          ---------------------------   ---------------------------   ---------------------------
Year Ended October 31, 2000                  Shares         Amount         Shares         Amount         Shares         Amount
----------------------------------------  ------------   ------------   ------------   ------------   ------------   ------------
Sold                                         1,916,266    $27,083,122        351,804     $4,848,539        258,915     $3,748,986
Redeemed                                    (2,683,426)   (37,338,702)       (64,100)      (876,178)      (211,292)    (3,115,546)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                    (767,160)  ($10,255,580)       287,704     $3,972,361         47,623       $633,440
                                          ============   ============   ============   ============   ============   ============

Year Ended October 31, 2001
----------------------------------------
Sold                                         1,491,688    $15,561,929        320,887     $3,259,512        300,671     $3,040,051
Dividends and distributions reinvested       1,373,220     16,066,577         86,686        989,956         28,206        333,961
Redeemed                                    (2,144,626)   (22,273,689)       (87,285)      (874,464)      (660,071)    (7,787,217)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                     720,282     $9,354,817        320,288     $3,375,004       (331,194)   ($4,413,205)
                                          ============   ============   ============   ============   ============   ============

LB Mid Cap Growth Fund:
                                                     Class A                       Class B                Institutional Class
                                          ---------------------------   ---------------------------   ---------------------------
Year Ended October 31, 2000                  Shares         Amount         Shares         Amount         Shares         Amount
----------------------------------------  ------------   ------------   ------------   ------------   ------------   ------------
Sold                                         3,726,146    $64,584,387        836,561    $14,104,370        143,333     $2,608,977
Dividends and distributions reinvested         159,119      2,200,690         44,018        598,634          3,142         43,669
Redeemed                                      (772,960)   (13,346,607)       (81,306)    (1,356,997)        (1,997)       (37,239)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                   3,112,305    $53,438,470        799,273    $13,346,007        144,478     $2,615,407
                                          ============   ============   ============   ============   ============   ============

Year Ended October 31, 2001
----------------------------------------
Sold                                         2,282,150    $31,930,059        813,647    $10,943,189        631,882    $10,359,812
Dividends and distributions reinvested         661,614     10,426,911        183,057      2,809,740         46,152        736,586
Redeemed                                    (1,212,833)   (16,247,364)      (159,219)    (2,093,170)      (254,470)    (3,056,162)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                   1,730,931    $26,109,606        837,485    $11,659,759        423,564     $8,040,236
                                          ============   ============   ============   ============   ============   ============

LB World Growth Fund:
                                                     Class A                       Class B                Institutional Class
                                          ---------------------------   ---------------------------   ---------------------------
Year Ended October 31, 2000                  Shares         Amount         Shares         Amount         Shares         Amount
----------------------------------------  ------------   ------------   ------------   ------------   ------------   ------------
Sold                                         2,027,897    $28,007,980        420,162     $5,692,407        156,827     $2,223,919
Dividends and distributions reinvested         209,673      2,727,848         20,554        263,705         12,587        164,386
Redeemed                                      (947,802)   (12,976,401)       (52,616)      (711,486)       (26,914)      (373,283)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                   1,289,768    $17,759,427        388,100     $5,244,626        142,500     $2,015,022
                                          ============   ============   ============   ============   ============   ============

Year Ended October 31, 2001
----------------------------------------
Sold                                         1,097,968    $10,965,468        317,488     $3,081,240        525,124     $5,985,114
Dividends and distributions reinvested         738,287      8,224,527         96,825      1,053,456         74,532        839,234
Redeemed                                    (1,253,276)   (12,333,424)       (99,941)      (951,172)       (58,256)      (636,712)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                     582,979     $6,856,571        314,372     $3,183,524        541,400     $6,187,636
                                          ============   ============   ============   ============   ============   ============

LB Growth Fund:
                                                     Class A                       Class B                Institutional Class
                                          ---------------------------   ---------------------------   ---------------------------
Year Ended October 31, 2000                  Shares         Amount         Shares         Amount         Shares         Amount
----------------------------------------  ------------   ------------   ------------   ------------   ------------   ------------
Sold                                         1,501,637    $28,997,921        314,174     $6,034,123         82,017     $1,595,156
Redeemed                                       (74,454)    (1,445,326)        (7,074)      (137,928)            --             --
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                   1,427,183    $27,552,595        307,100     $5,896,195         82,017     $1,595,156
                                          ============   ============   ============   ============   ============   ============

Year Ended October 31, 2001
----------------------------------------
Sold                                           945,107    $13,537,152        310,403     $4,359,879         16,065       $236,096
Redeemed                                      (251,493)    (3,464,940)       (26,455)      (357,965)          (189)        (2,701)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                     693,614    $10,072,212        283,948     $4,001,914         15,876       $233,395
                                          ============   ============   ============   ============   ============   ============

LB Fund:
                                                     Class A                       Class B                Institutional Class
                                          ---------------------------   ---------------------------   ---------------------------
Year Ended October 31, 2000                  Shares         Amount         Shares         Amount         Shares         Amount
----------------------------------------  ------------   ------------   ------------   ------------   ------------   ------------
Sold                                         4,216,045   $122,243,123        931,239    $26,665,111        483,153    $14,062,606
Dividends and distributions reinvested       7,128,161    200,738,008        335,196      9,328,548        187,009      5,274,420
Redeemed                                    (5,826,160)  (169,301,121)      (194,737)    (5,582,295)      (220,862)    (6,386,980)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                   5,518,046   $153,680,010      1,071,698    $30,411,364        449,300    $12,950,046
                                          ============   ============   ============   ============   ============   ============

Year Ended October 31, 2001
----------------------------------------
Sold                                         2,912,149    $66,645,320        801,720    $17,916,973        484,657    $11,653,450
Dividends and distributions reinvested       1,978,455     50,622,338        125,885      3,161,943         65,077      1,666,375
Redeemed                                    (5,483,563)  (124,337,022)      (252,188)    (5,541,256)      (330,032)    (7,950,402)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                    (592,959)   ($7,069,364)       675,417    $15,537,660        219,702     $5,369,423
                                          ============   ============   ============   ============   ============   ============

LB Value Fund:
                                                     Class A                       Class B                Institutional Class
                                          ---------------------------   ---------------------------   ---------------------------
Year Ended October 31, 2000                  Shares         Amount         Shares         Amount         Shares         Amount
----------------------------------------  ------------   ------------   ------------   ------------   ------------   ------------
Sold                                           947,188    $14,281,069        171,583     $2,577,781         32,221       $492,192
Redeemed                                       (57,715)      (888,008)        (3,112)       (48,114)            --             --
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                     889,473    $13,393,061        168,471     $2,529,667         32,221       $492,192
                                          ============   ============   ============   ============   ============   ============

Year Ended October 31, 2001
----------------------------------------
Sold                                           787,130    $11,260,820        195,466     $2,781,241         24,573       $351,589
Dividends and distributions reinvested           2,505         38,121             --             --            107          1,642
Redeemed                                      (154,829)    (2,194,080)       (14,568)      (206,313)          (593)        (8,768)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                     634,806     $9,104,861        180,898     $2,574,928         24,087       $344,463
                                          ============   ============   ============   ============   ============   ============

LB High Yield Fund:
                                                     Class A                       Class B                Institutional Class
                                          ---------------------------   ---------------------------   ---------------------------
Year Ended October 31, 2000                  Shares         Amount         Shares         Amount         Shares         Amount
----------------------------------------  ------------   ------------   ------------   ------------   ------------   ------------
Sold                                        14,395,293   $111,326,891      1,619,051    $12,533,074        345,308     $2,635,953
Dividends and distributions reinvested       7,779,126     59,290,343        382,516      2,902,413        258,079      1,967,301
Redeemed                                   (18,624,219)  (143,506,467)      (570,204)    (4,398,388)    (3,866,742)   (31,249,085)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                   3,550,200    $27,110,767      1,431,363    $11,037,099     (3,263,355)  ($26,645,831)
                                          ============   ============   ============   ============   ============   ============

Year Ended October 31, 2001
----------------------------------------
Sold                                        15,851,021    $94,418,488      1,480,615     $8,775,541        276,649     $1,684,370
Dividends and distributions reinvested      10,252,142     59,738,822        605,590      3,514,770        182,457      1,066,597
Redeemed                                   (17,823,478)  (104,652,317)      (642,128)    (3,741,898)    (1,541,635)    (9,498,872)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                   8,279,685    $49,504,993      1,444,077     $8,548,413     (1,082,529)   ($6,747,905)
                                          ============   ============   ============   ============   ============   ============

LB Income Fund:
                                                     Class A                       Class B                Institutional Class
                                          ---------------------------   ---------------------------   ---------------------------
Year Ended October 31, 2000                  Shares         Amount         Shares         Amount         Shares         Amount
----------------------------------------  ------------   ------------   ------------   ------------   ------------   ------------
Sold                                         3,494,894    $28,427,354        435,434     $3,538,563      1,237,913    $10,062,350
Dividends and distributions reinvested       3,805,908     30,854,208         95,088        769,495        231,784      1,878,432
Redeemed                                   (15,340,751)  (124,652,017)      (274,345)    (2,222,842)      (649,962)    (5,272,243)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                  (8,039,949)  ($65,370,455)       256,177     $2,085,216        819,735     $6,668,539
                                          ============   ============   ============   ============   ============   ============

Year Ended October 31, 2001
----------------------------------------
Sold                                         6,202,283    $52,629,919        961,954     $8,154,891        893,718     $7,551,189
Dividends and distributions reinvested       3,633,529     30,691,588        117,005        987,371        247,315      2,088,145
Redeemed                                    (9,016,829)   (76,310,966)      (209,365)    (1,767,415)    (1,341,226)   (11,317,488)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                     818,983     $7,010,541        869,594     $7,374,847       (200,193)   ($1,678,154)
                                          ============   ============   ============   ============   ============   ============

LB Municipal Bond Fund:
                                                     Class A                       Class B                Institutional Class
                                          ---------------------------   ---------------------------   ---------------------------
Year Ended October 31, 2000                  Shares         Amount         Shares         Amount         Shares         Amount
----------------------------------------  ------------   ------------   ------------   ------------   ------------   ------------
Sold                                         3,255,452    $27,608,274        238,316     $2,012,553         13,715       $116,267
Dividends and distributions reinvested       2,613,591     22,118,195         42,164        355,981         21,022        177,791
Redeemed                                    (8,894,186)   (75,231,920)      (158,579)    (1,339,052)      (171,585)    (1,447,448)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                  (3,025,143)  ($25,505,451)       121,901     $1,029,482       (136,848)   ($1,153,390)
                                          ============   ============   ============   ============   ============   ============

Year Ended October 31, 2001
----------------------------------------
Sold                                         5,146,883    $46,130,155        609,766     $5,451,949         26,542       $237,499
Dividends and distributions reinvested       2,480,439     22,110,742         49,105        437,243         16,260        144,734
Redeemed                                    (5,513,674)   (49,232,625)      (104,084)      (929,793)      (132,612)    (1,185,111)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                   2,113,648    $19,008,272        554,787     $4,959,399        (89,810)     ($802,878)
                                          ============   ============   ============   ============   ============   ============

LB Limited Maturity Bond Fund:
                                                     Class A                       Class B                Institutional Class
                                          ---------------------------   ---------------------------   ---------------------------
Year Ended October 31, 2000                  Shares         Amount         Shares         Amount         Shares         Amount
----------------------------------------  ------------   ------------   ------------   ------------   ------------   ------------
Sold                                         1,121,470    $13,868,294          4,676        $58,053         50,169       $619,458
Dividends and distributions reinvested          29,305        362,673            137          1,691          1,560         19,299
Redeemed                                      (216,849)    (2,671,713)          (506)        (6,300)        (1,262)       (15,609)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                     933,926    $11,559,254          4,307        $53,444         50,467       $623,148
                                          ============   ============   ============   ============   ============   ============

Year Ended October 31, 2001
----------------------------------------
Sold                                         2,089,637    $26,827,087          5,757        $74,619         27,432       $356,212
Dividends and distributions reinvested          76,758        983,185            262          3,376          1,507         19,229
Redeemed                                      (526,973)    (6,764,705)          (320)        (4,069)        (2,439)       (31,714)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                   1,639,422    $21,045,567          5,699        $73,926         26,500       $343,727
                                          ============   ============   ============   ============   ============   ============

LB Money Market Fund:
                                                     Class A                       Class B                Institutional Class
                                          ---------------------------   ---------------------------   ---------------------------
Year Ended October 31, 2000                  Shares         Amount         Shares         Amount         Shares         Amount
----------------------------------------  ------------   ------------   ------------   ------------   ------------   ------------
Sold                                     1,024,447,514 $1,024,447,514        309,342       $309,342     76,446,138    $76,446,138
Dividends and distributions reinvested      32,006,256     32,006,256         15,264         15,264      2,661,113      2,661,113
Redeemed                                (1,001,871,076)(1,001,871,076)      (278,786)      (278,786)   (88,058,296)   (88,058,296)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                  54,582,694    $54,582,694         45,820        $45,820     (8,951,045)   ($8,951,045)
                                          ============   ============   ============   ============   ============   ============

Year Ended October 31, 2001
----------------------------------------
Sold                                     1,028,601,651 $1,028,601,651        970,050       $970,050     93,375,726    $93,375,726
Dividends and distributions reinvested      27,019,427     27,019,427         16,156         16,156      1,738,194      1,738,194
Redeemed                                  (976,969,226)  (976,969,226)      (272,589)      (272,589)   (99,659,706)   (99,659,706)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                  78,651,852    $78,651,852        713,617       $713,617     (4,545,786)   ($4,545,786)
                                          ============   ============   ============   ============   ============   ============



               THE LUTHERAN BROTHERHOOD FAMILY OF FUNDS

             LUTHERAN BROTHERHOOD OPPORTUNITY GROWTH FUND
               LUTHERAN BROTHERHOOD MID CAP GROWTH FUND
                LUTHERAN BROTHERHOOD WORLD GROWTH FUND
                   LUTHERAN BROTHERHOOD GROWTH FUND
                       LUTHERAN BROTHERHOOD FUND
                    LUTHERAN BROTHERHOOD VALUE FUND
                  LUTHERAN BROTHERHOOD HIGH YIELD FUND
                    LUTHERAN BROTHERHOOD INCOME FUND
                LUTHERAN BROTHERHOOD MUNICIPAL BOND FUND
            LUTHERAN BROTHERHOOD LIMITED MATURITY BOND FUND
                  LUTHERAN BROTHERHOOD MONEY MARKET FUND

TRUSTEES

Rolf F. Bjelland, Chairman
Herbert F. Eggerding, Jr.
Noel K. Estenson
Jodi L. Harpstead
Connie M. Levi
Bruce J. Nicholson

OFFICERS

James R. Olson                          Brenda J. Pederson
President                               Vice President

Wade M. Voigt                           Richard B. Ruckdashel
Treasurer                               Vice President

John C. Bjork                           Rand E. Mattsson
Secretary                               Assistant Treasurer

Randall L. Boushek                      Marlene J. Nogle
Vice President                          Assistant Secretary

Frederick P. Johnson
Vice President

This report is authorized for distribution to prospective investors only when preceded or accompanied by the current prospectuses.